[AIM INVESTMENTS LOGO]

                       AIM SELECT REAL ESTATE INCOME FUND,
                A PORTFOLIO OF AIM SELECT REAL ESTATE INCOME FUND
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                                               December 18, 2006
Dear Shareholder:

     We are seeking your approval of the reorganization of your Fund, AIM Select Real Estate Income Fund, from a closed-end, exchange-traded fund to an open-end, multiple class fund (the "Reorganization"). The Reorganization will be accomplished by transferring the assets and liabilities of your Fund to a newly created fund (the "Buying Fund") pursuant to an Agreement and Plan of Reorganization (the "Agreement"). The Buying Fund will operate as an open-end fund with the same investment objectives and similar investment policies and restrictions as currently exist for your Fund. In addition, the Buying Fund will continue to invest primarily in the equity and debt securities of companies principally engaged in the real estate industry after the Reorganization occurs. If shareholders approve the Reorganization, you will receive shares of the Buying Fund in connection with the Reorganization equal to the number of Common Shares of your Fund that you own immediately prior to the Reorganization.

     Your Fund's Common Shares have traded on the New York Stock Exchange at a substantial discount from their net asset value. On August 1, 2006, the Board of Trustees of your Fund (the "Board") determined that it is in the best interests of the holders of your Fund's Common Shares to reorganize your Fund as an open-end fund, and a press release was issued that same day announcing the Board's determination. Your Fund's trading discount narrowed from 13.45% on August 1, 2006 to 4.82% at the close of business the next trading day, August 2, 2006. On September 19, 2006, the Board approved the Agreement and the proposed Reorganization, and a press release was issued that same day announcing the Board's approval. Your Fund's trading discount was 5.06% at the close of business the next trading day, September 20, 2006. At the close of business on October 11, 2006, your Fund's trading discount was 4.71%.

     A I M Advisors, Inc. ("AIM"), the investment advisor to your Fund, believes that reorganizing your Fund as an open-end fund will immediately eliminate its trading discount at the time the Reorganization occurs. Furthermore, AIM believes that the public announcements on August 1, 2006 and September 19, 2006 already have provided holders of your Fund's Common Shares with a return benefit as the price of the Common Shares has increased towards their net asset value. Finally, AIM believes that the opportunity to open-end your Fund on the terms and schedule that AIM has established and that the Board has approved, and at AIM's own initiative, is in the best interests of your Fund and the holders of its Common Shares. The attached Proxy Statement and Prospectus seeks your approval of the Reorganization.

     The enclosed Proxy Statement and Prospectus describes the proposed Reorganization and compares, among other things, the investment objectives and strategies and operating expenses of your Fund and the Buying Fund. You should review the enclosed materials carefully.

     As stated above, after careful consideration the Board approved the Agreement and the proposed Reorganization. They recommend that you vote FOR the proposal.

                                        Sincerely,

                                        -s- Philip A. Taylor

                                        Philip A. Taylor
                                        President

                             YOUR VOTE IS IMPORTANT

PLEASE TAKE A MOMENT AFTER REVIEWING THE ENCLOSED MATERIALS TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON. IF YOU EXPECT TO ATTEND THE MEETING IN PERSON, OR HAVE QUESTIONS, PLEASE NOTIFY US BY CALLING (800) 952-3502. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD. IF WE DO NOT HEAR FROM YOU AFTER A REASONABLE AMOUNT OF TIME, YOU MAY RECEIVE A TELEPHONE CALL FROM OUR PROXY SOLICITOR, COMPUTERSHARE FUND SERVICES, REMINDING YOU TO VOTE.

                       AIM SELECT REAL ESTATE INCOME FUND,
                A PORTFOLIO OF AIM SELECT REAL ESTATE INCOME FUND

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 26, 2007

We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") which provides for the reorganization of AIM Select Real Estate Income Fund (the "Fund"), which is structured as a closed-end, exchange-traded fund into an open-end, multiple class fund that permits redemptions of its shares at net asset value on a daily basis. Pursuant to the Agreement, all of the assets of the Fund, an investment portfolio of AIM Select Real Estate Income Fund (the "Trust"), will be transferred to AIM Select Real Estate Income Fund (the "Buying Fund"), an investment portfolio of AIM Counselor Series Trust (the "Buyer") (the "Reorganization"). The Buying Fund will assume the liabilities of the Fund and the Buyer will issue shares of the Buying Fund to the Fund who shall distribute Class A shares of the Buying Fund to shareholders of Common Shares of the Fund as of the effective time of the Reorganization.

          2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 26, 2007 at 3:00 p.m., Central Time.

     Shareholders of record of Common Shares of the Fund as of the close of business on December 1, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES FOR YOUR FUND. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                        -s- John M. Zerr

                                        John M. Zerr
                                        Secretary

December 18, 2006


  AIM SELECT REAL ESTATE INCOME FUND,     AIM SELECT REAL ESTATE INCOME FUND,
            A PORTFOLIO OF                          A PORTFOLIO OF
  AIM SELECT REAL ESTATE INCOME FUND          AIM COUNSELOR SERIES TRUST
     11 GREENWAY PLAZA, SUITE 100            11 GREENWAY PLAZA, SUITE 100
       HOUSTON, TEXAS 77046-1173               HOUSTON, TEXAS 77046-1173
            (800) 347-4246                          (800) 347-4246
              (YOUR FUND)                            (BUYING FUND)


                     COMBINED PROXY STATEMENT AND PROSPECTUS
                                DECEMBER 18, 2006

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of your Fund, AIM Select Real Estate Income Fund. The Special Meeting will be held on February 26, 2007 at 3:00 p.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about December 18, 2006 to all shareholders entitled to vote at the Special Meeting.

     At the Special Meeting, we are asking shareholders of Common Shares of your Fund to consider and approve an Agreement and Plan of Reorganization (the "Agreement") that provides for the reorganization of your Fund, an investment portfolio of AIM Select Real Estate Income Fund (the "Trust"), into AIM Select Real Estate Income Fund (the "Buying Fund"), an investment portfolio of AIM Counselor Series Trust (the "Buyer") (the "Reorganization"). The principal purpose of the Reorganization is to reorganize your Fund, which is structured as a closed-end, exchange-traded fund, into the Buying Fund, which is structured as an open-end, multiple class fund that permits redemptions of shares on a daily basis at their net asset value ("NAV").

     Under the Agreement, all of the assets of your Fund will be transferred to the Buying Fund, the Buying Fund will assume the liabilities of your Fund and the Buyer will issue Class A shares of the Buying Fund to your Fund who shall distribute such Class A shares to the holders of the Common Shares of your Fund.

     If shareholders approve the Reorganization, you will receive Class A shares of the Buying Fund in connection with the Reorganization equal to the number of Common Shares of your Fund that you own immediately prior to the Reorganization. The Class A shares of the Buying Fund issued to you in the Reorganization will have an aggregate net asset value equal to the aggregate net asset value of the Common Shares of your Fund that you own at the effective time of the Reorganization. As a result, the value of your account with Buying Fund immediately after the Reorganization will be the same as the net asset value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization. The Buying Fund will be subject to a temporary 2.00% redemption fee applicable to any of its Class A shares received in connection with the Reorganization that are redeemed, including redemptions by exchange, during the 12 month period following the closing date of the Reorganization.

     The Board of Trustees of the Trust (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     A I M Advisors, Inc. ("AIM") serves as the investment advisor to both your Fund and the Buying Fund. INVESCO Institutional (N.A.), Inc. (the "Sub-Advisor") serves as sub-adviser to both your Fund and the Buying Fund. AIM and the Sub-Advisor are both indirect wholly-owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     Your Fund and Buying Fund have the same investment objectives. Both seek to provide high current income and, secondarily, capital appreciation. The Buying Fund will operate with similar investment strategies, policies and restrictions as currently exist for your Fund. In addition, the Buying Fund will continue to invest primarily in the equity and debt securities of companies principally engaged in the real estate industry after the Reorganization occurs. See "How Do the Investment Objectives and Principal Strategies of Your Fund Compare to the Buying Fund."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement. It is both the Proxy Statement of your Fund and the Prospectus of the Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of Buying Fund dated December 6, 2006, (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated December 6, 2006, and the Statement of Additional Information relating to the Reorganization dated December 18, 2006, are on file with the Securities and Exchange Commission (the "SEC"). The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix IV to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated December 18, 2006, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Buying Fund Prospectus and the Statements of Additional Information described above, material incorporated by reference, and other information about the Trust and the Buyer.

     Copies of the Buying Fund's Statement of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 959-4246. Additional information about your Fund may be obtained at www.aiminvestments.com.

     The Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semi-annual report succeeding the annual report. If you have not received such reports or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling
(800) 959-4246. Such reports will be furnished free of charge.

     Your Fund's Common Shares are traded on the New York Stock Exchange. Reports, proxy materials and other information concerning your Fund can be inspected at the offices of the New York Stock Exchange.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



                                                                               PAGE
                                                                               ----


SUMMARY.....................................................................     1
  What are the Reasons for the Reorganization...............................     1
  What Will Happen if the Reorganization Occurs.............................     1
  How Do the Investment Objectives and Principal Strategies of Your Fund
     Compare to the Buying Fund.............................................     2
  How Does Your Fund's Performance Compare to the Buying Fund's
     Performance............................................................     4
  How Do Your Fund's Fees and Expenses Compare to the Buying Fund's Fees and
     Expenses...............................................................     6
  What is the Buying Fund's Class Structure and Which Class of Buying Fund
     Shares Will I Receive in the Reorganization............................    10
  What Are the Distribution, Purchase, Redemption and Exchange Procedures...    11
  What Are The Differences Between Open-End Funds and Closed-End, Exchange-
     Traded Funds...........................................................    11
  The Board's Recommendation................................................    13
RISK FACTORS................................................................    14
  What Are the Risks Associated with the Buying Fund........................    14
  What Are the Risks Associated with Your Fund..............................    16
ADDITIONAL INFORMATION ABOUT THE AGREEMENT..................................    17
  What are the Terms of the Reorganization..................................    17
  How and When Will the Reorganization Occur................................    17
  What the Board Considered in Approving the Reorganization.................    17
  What Are the Other Terms of the Agreement.................................    21
  What Are the Federal Income Tax Consequences of the Reorganization........    21
  What is the Accounting Treatment of the Reorganization....................    22
RIGHTS OF SHAREHOLDERS......................................................    22
  Issuance of Senior Securities.............................................    22
  Redemptions...............................................................    23
  Classified Board..........................................................    23
  Anti-Takeover Provisions..................................................    23
CAPITALIZATION..............................................................    24
LEGAL MATTERS...............................................................    24
PENDING LITIGATION..........................................................    24
ADDITIONAL INFORMATION ABOUT THE BUYING FUND................................    25
  Description of Shares.....................................................    25
  Other Information.........................................................    25
ADDITIONAL INFORMATION ABOUT YOUR FUND......................................    25
  General Information.......................................................    25
  Description of Common Shares..............................................    25
  Trading History of Common Shares..........................................    26
  Management................................................................    26
  Service Providers.........................................................    27
  Portfolio Managers........................................................    27
  Your Fund's Dividend Reinvestment Plan....................................    28
  Expenses..................................................................    29
  Tax Matters...............................................................    29

                                                                               PAGE
                                                                               ----

INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION...............    30
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING............................    30
  Why Did We Send You this Proxy Statement/Prospectus.......................    30
  When and Where Will the Special Meeting be Held...........................    30
  How Do I Vote in Person...................................................    30
  How Do I Vote by Proxy....................................................    31
  How Do I Vote by Telephone or the Internet................................    31
  What is the Quorum Requirement............................................    31
  Can My Broker Vote Shares for Me..........................................    31
  Could There be an Adjournment of the Special Meeting......................    31
  What is the Vote Necessary to Approve the Agreement.......................    32
  How Will Proxies Be Solicited and Who Will Pay............................    32
  Will Any Other Matters Be Voted on at the Special Meeting.................    32
  Who Owns More than 5% of the Shares of Your Fund and the Buying Fund......    32
  Do Executive Officers and Trustees Own Shares of Your Fund and the Buying
     Fund...................................................................    32





EXHIBIT A........... Your Fund's Fundamental Policies and Non-Fundamental Restrictions
EXHIBIT B...........               Other Investments of Your Fund and Related Policies
EXHIBIT C...........             Common Shares Outstanding of Your Fund on Record Date
EXHIBIT D...........                           Ownership of Common Shares of Your Fund
APPENDIX I..........                              Agreement and Plan of Reorganization
APPENDIX II.........                                 Financial Highlights of Your Fund
APPENDIX III........                            Discussion of Performance of Your Fund
APPENDIX IV.........                                     Prospectus of the Buying Fund


     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA, INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(K), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS. ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AND MYAIM.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                     SUMMARY

WHAT ARE THE REASONS FOR THE REORGANIZATION

     Your Fund's Common Shares have traded on the New York Stock Exchange (the "NYSE") at a substantial discount from their net asset value. On August 1, 2006, the Board determined that it is in the best interests of the holders of your Fund's Common Shares to reorganize your Fund as an open-end fund, and a press release was issued that same day announcing the Board's determination. Your Fund's trading discount narrowed from 13.45% on August 1, 2006 to 4.82% at the close of business the next trading day, August 2, 2006. On September 19, 2006, the Board approved the Agreement and the proposed Reorganization, and a press release was issued that same day announcing the Board's approval. Your fund's trading discount was 5.06% at the close of business the next trading day, September 20, 2006. At the close of business on October 11, 2006, your fund's trading discount was 4.71%.

     AIM believes that reorganizing your Fund as an open-end fund (the Buying
Fund) will immediately eliminate your Fund's trading discount at the time the Reorganization occurs. Furthermore, AIM believes that your Fund's public announcements on August 1, 2006 and September 19, 2006 already have provided holders of your Fund's Common Shares with a return benefit as the price of the Common Shares has increased towards their net asset value. Finally, AIM believes that the opportunity to open-end your Fund on the terms and schedule that AIM has established and that the Board has approved, and at AIM's own initiative, is in the best interests of your Fund and the holders of its Common Shares.

     In addition, AIM believes that there is investor demand for an open-end fund with the Buying Fund's investment objectives and strategies and is proposing that your Fund be reorganized as an open-end fund to meet that investor demand. AIM believes that the Buying Fund could be successfully marketed as an open-end fund over the long term, although no assurance can be given in this regard.

     As stated above, the Board has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund. For information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- What did the Board Consider in Approving the Reorganization."

     The Reorganization will result in the reorganization of your Fund into the Buying Fund. Your Fund is a series of the Trust, a Delaware statutory trust, and is structured as a closed-end, exchange-traded fund. The Buying Fund is a series of the Buyer, also a Delaware statutory trust, and is structured as an open-end, multiple class fund that permits redemptions of shares on a daily basis at their net asset value. Your Fund and the Buying Fund have the same investment objectives, utilize similar investment strategies and invest in similar securities. The Buying Fund will continue to invest primarily in the equity and debt securities of companies principally engaged in the real estate industry after the Reorganization occurs.

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

WHAT WILL HAPPEN IF THE REORGANIZATION OCCURS

     If shareholders of your Fund approve the Reorganization and other closing conditions are satisfied, all of the assets of your Fund will be transferred to the Buying Fund, the Buying Fund will assume all of the liabilities of your Fund, and the Buyer will issue Class A shares of the Buying Fund to your Fund who will distribute such Class A shares to holders of the Common Shares of your Fund. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- What Are the Other Terms of the Agreement."

     If shareholders approve the Reorganization, you will receive Class A shares of the Buying Fund in connection with the Reorganization equal to the number of Common Shares of your Fund you own immediately prior to the Reorganization. The Class A shares of the Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the value of the net assets of your Fund transferred to the Buying Fund. The value of your account with the Buying Fund immediately after the Reorganization will be the same as the net asset value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     The Trust and the Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Agreement -- What Are the Federal Income Tax Consequences of the Reorganization."

     No sales charges will be imposed in connection with the Reorganization. The Buying Fund will be subject to a temporary 2.00% redemption fee applicable to any of its Class A shares received in connection with the Reorganization that are redeemed, including redemptions by exchange, during the 12 month period following the closing date of the Reorganization.

HOW DO THE INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF YOUR FUND COMPARE TO THE BUYING FUND

     Your Fund and the Buying Fund have the same investment objectives. Both funds seek to provide high current income and, secondarily, capital appreciation. The investment objectives of your Fund are classified as fundamental, which means that they may not be changed by the Board without shareholder approval. In contrast, the Buying Fund's investment objectives are classified as non-fundamental, which means that they may be changed by the Board of Trustees of the Buyer without shareholder approval. The investment strategies of your Fund and the Buying Fund are similar.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund can be found in Exhibit A. A description of the fundamental and non-fundamental restrictions and policies applicable to the Buying Fund can be found in the Buying Fund's Statement of Additional Information. While your Fund and the Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, your Fund and the Buying Fund generally operate under substantially similar general restrictions and are subject to substantially similar general policies. There are, however, certain differences between the restrictions applicable to your Fund and those applicable to the Buying Fund. The Buying Fund, as an open-end fund, has a fundamental restriction against issuing any senior securities. Your Fund, as a closed-end fund, has a fundamental restriction that permits it to issue only certain types and amounts of senior securities. Your Fund also has a non-fundamental restriction against purchasing securities of companies for the purposes of exercising control and a non-fundamental restriction against selling securities short, unless it owns or has the right to acquire securities equivalent in kind and amount to the securities sold short at no added cost. The Buying Fund has no such restrictions.

     As compared to your Fund, AIM and the Sub-Advisor intend to augment the Buying Fund's portfolio strategy in an effort to generate an attractive yield, including increased exposure to preferred stocks and investments in corporate debt and commercial and residential mortgage-backed securities.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and the Buying Fund. You can find more detailed information about the investment strategies and other investment policies of the Buying Fund in the Buying Fund Prospectus. You can find more information about other types of investments made by your Fund and related policies in Exhibit B.

                YOUR FUND                                 BUYING FUND
                                INVESTMENT OBJECTIVES


- High current income and, secondarily     - Same objective.
  capital appreciation.




                           PRINCIPAL INVESTMENT STRATEGIES
                YOUR FUND                                 BUYING FUND


- Invests, normally, at least 90% of its   - Invests, normally, at least 80% of its
  total assets in income-producing common    assets in equity and debt securities of
  stocks, preferred shares, convertible      companies principally engaged in the
  preferred shares and debt securities       real estate industry, including REITs,
  issued by real estate companies,           and other real estate-related
  including real estate investment trusts    investments such as commercial and
  ("REITs").                                 residential mortgage backed securities,
                                             and commercial property whole loans.

- Invests, normally, at least 80% of its total assets in income-producing equity securities issued by REITs.

- Invests between 60% and 70% of its       - Invests between 30% and 70% of its
  total assets in common stocks issued by    total assets in common stocks of
  real estate companies.                     companies principally engaged in the
                                             real estate industry.

- Invests between 30% and 40% of its       - No corresponding strategy.
  total assets in preferred shares issued
  by real estate companies.

- Invests up to 5% of its total assets in  - No corresponding strategy.
  convertible preferred shares of issued
  by real estate companies

- May use leverage in an effort to         - No corresponding strategy.
  maximize its returns through issuance
  of preferred shares, commercial paper
  and/or borrowing.

- May invest up to 20% of its total        - May invest up to 30% of its total
  assets in non-investment grade             assets in non-investment grade
  securities including non-investment        securities including non-investment
  grade preferred stocks and convertible     grade preferred stocks and convertible
  preferred stocks and non-investment        preferred stocks and non-investment
  grade debt securities (commonly known      grade debt securities (commonly known
  as "junk bonds").                          as "junk bonds").

- Only invests in non-investment grade     - Same strategy.
  securities that are rated CCC or higher
  by Standard & Poor's or Fitch, Inc., or
  rated Caa or higher by Moody's Investor
  Service, Inc., or unrated securities to
  be deemed to be of comparable quality.

- No corresponding strategy.               - The fund may engage in short sales of
                                             securities. A short sale occurs when
                                             the fund sells a security, but does not
                                             deliver a security it owns when the
                                             sale settles. Instead, it borrows that
                                             security for delivery when the sale
                                             settles.

                                           - The fund will not sell a security
                                             short, if as a result of such short
                                             sale, the aggregate market value of all
                                             securities sold short exceeds 15% of
                                             the fund's net assets.

- May invest up to 10% of its total        - May invest up to 25% of its assets in
  assets in foreign securities.              foreign securities.

- May invest up to 10% of its total        - May invest up to 15% of its net assets
  assets in illiquid securities.             in illiquid securities.

- May not invest more than 10% of its      - Same strategy.
  total assets in the securities of any
  one issuer other than the U.S.
  Government.


                           PRINCIPAL INVESTMENT STRATEGIES
                YOUR FUND                                 BUYING FUND

- Is non-diversified, meaning that it can  - Same strategy.
  invest a greater percentage of its
  assets in any one issuer than a
  diversified fund can.

- May enter into interest rate swap or     - No corresponding strategy.
  interest rate cap transactions in
  connection with the fund's use of
  leverage.

- May purchase or sell futures contracts   - Same strategy.
  or options

- Portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation.

- Portfolio managers focus on equity       - No corresponding strategy.
  REITs.

- Portfolio managers use an investment     - Same strategy.
  process that considers real property
  market cycle analysis, real property
  evaluation and management/issuer
  review.

- Portfolio managers combine fundamental   - Same strategy.
  research and pricing factors to
  identify attractively priced securities
  with relatively favorable long-term
  prospects.



HOW DOES YOUR FUND'S PERFORMANCE COMPARE TO THE BUYING FUND'S PERFORMANCE

     The Buying Fund has been formed solely to effect the Reorganization and currently has no assets. A discussion of the Buying Fund's performance therefore is not available at this time. The Buying Fund will commence operations upon the closing of the Reorganization and, at that time, the Buying Fund's Class A shares will inherit the performance history of your Fund's Common Shares, as adjusted to reflect the higher internal expenses of the Buying Fund.

     The bar charts and performance table below provide an indication of the risks of investing in your Fund. Your Fund's past performance cannot guarantee comparable future results.

  BAR CHARTS

     The following bar chart shows changes in the performance of your Fund's Common shares from year to year, based on net asset value.

                                    BAR CHART



12/31/03                  51.41%
12/31/04                  24.43%
12/31/05                   4.44%


     During the periods shown in the bar chart, the highest quarterly return based on the net asset value of your Fund's Common Shares was 19.24% (quarter ended June 30, 2003) and the lowest quarterly return based on the net asset value of your Fund's Common Shares was (9.66)% (quarter ended June 30, 2004).

     The following bar chart shows changes in the performance of your Fund's Common shares from year to year, based on market price.

                                    BAR CHART



12/31/03                  46.95%
12/31/04                  16.89%
12/31/05                   2.33%


     During the periods shown in the bar chart, the highest quarterly return based on the market value of your Fund's Common Shares was 13.57% (quarter ended December 31, 2003) and the lowest quarterly return based on the market value of your Fund's Common Shares was (11.52)% (quarter ended June 30, 2004).

  PERFORMANCE TABLE

     The following performance table compares the performance of your Fund's Common Shares, at net asset value and at market price, to those of an unmanaged broad-based securities market index, a style specific index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. Your Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of your Fund may deviate significantly from the performance of the indices shown below. A fund's performance is not necessarily an indication of its future performance.

                          AVERAGE ANNUAL TOTAL RETURNS


                                                                 SINCE
(FOR THE PERIODS ENDED DECEMBER 31, 2005)   1 YEAR   5 YEARS   INCEPTION   INCEPTION DATE
-----------------------------------------   ------   -------   ---------   --------------


Common Shares at net asset value..........    4.44%     --       18.37%        5/31/02
Common Shares at market price.............    2.33%     --       11.94%        5/31/02
S&P 500 Index(1)..........................    4.91%     --        6.35%        5/31/02
FTSE NAREIT US Composite Index(2).........   12.16%     --       19.60%        5/31/02
Lipper Closed-End Real Estate Fund
  Index(3)................................    7.24%     --          --        12/31/03


--------

   (1) The S&P 500 Index is a market capitalization weighted index covering all major areas of the U.S. Economy. It is not the 500 largest companies, but rather the most widely held 500 companies chosen with respect to market size, liquidity, and their industry. The index accounts for approximately 70% of the U.S. market. The performance of the S&P 500 is considered one of the best overall indicators of market performance.

   (2) The FTSE NAREIT US Composite Index tracks the performance of equity REITs listed on the New York Stock Exchange, NASDQ National Market System, and the American Stock Exchange, as well as all mortgage and hybrid REITs. It is reweighted and reconstituted monthly.

   (3) The Lipper Closed-End Real Estate Fund Index represents an average of the 10 largest funds in Lipper's Closed-End Real Estate Category.

     For information about your Fund's financial performance since it commenced operations, see the financial highlights for your Fund in Appendix II attached to this Proxy Statement/Prospectus. A discussion of the performance of your Fund taken from its semi-annual report to shareholders for the semi-annual period ended June 30, 2006 is set forth as Appendix III to this Proxy Statement/Prospectus.

HOW DO YOUR FUND'S FEES AND EXPENSES COMPARE TO THE BUYING FUND'S FEES AND EXPENSES

  FEE TABLE

     The following fee table shows the shareholder fees and annual operating expenses, as of December 31, 2005, expressed as a percentage of net assets ("Expense Ratio") of the Common Shares of your Fund and the Pro Forma Combined Expense Ratio of the Class A shares of the Buying Fund (which has not yet commenced operations), based on historical data of your Fund and related projected data for the Class A shares of the Buying Fund after giving effect to the Reorganization. There is no guarantee that actual expenses will be the same as those shown in this table.

                                               AIM SELECT REAL
                                                ESTATE INCOME      AIM SELECT REAL
                                                    FUND          ESTATE INCOME FUND
                                                 (YOUR FUND)        (BUYING FUND)
                                                 (12/31/05)       PRO FORMA COMBINED
                                              -----------------   ------------------
                                                   COMMON              CLASS A
                                                   SHARES               SHARES
                                              -----------------   ------------------


SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge (Load) Imposed on
  Purchase (as a percentage of offering
  price)....................................       4.50%(1)            5.50%(2)
Maximum Deferred Sales Charge (as a
  percentage of original purchase price or
  redemption proceeds, as applicable).......       None                None(3)
Redemption/Exchange Fee (as a percentage of
  amount redeemed/exchanged)................       None                2.00%(4)
Dividend Reinvestment and Cash Purchase Plan
  Fees......................................       None(5)             None
ANNUAL FUND OPERATING EXPENSES(6)
(expenses that are deducted from fund
  assets)
Management Fees.............................       0.90%(7)            0.74%(8)
Distribution and/or Service (12b-1) Fees....       None                0.25%
Other Expenses..............................       0.12%(7)            0.29%(9)
Total Annual Fund Operating Expenses........       1.02%(7)            1.28%
Fee Waiver..................................       0.20%(7)(10)         --
Net Annual Fund Operating Expense...........       0.82%(7)(11)        1.28%


--------

    (1) This 4.50% sales charge was imposed only on Common Shares that were purchased in your Fund's initial public offering. Purchasers of your Fund's Common Shares on the secondary market do not pay a sales charge.

    (2) This 5.50% sales charge is not imposed on Class A shares of the Buying Fund that are received by holders of your Fund's Common Shares in connection with the Reorganization.

    (3) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption. In addition, if you are a retirement plan participant and your retirement plan bought $1,000,000 or more of Class A shares, you may pay 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.

    (4) You will be charged a 2.00% redemption fee if you redeem or exchange Class A shares that you received in connection with the Reorganization during the 12 month period following the closing date of the Reorganization. See "Summary-How Do Your Fund's Fees and Expenses Compare to the Buying Fund's Fees and Expenses-Temporary Redemption Fee."

    (5) You will be charged a $15.00 service charge and pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Additional Information About Your -- Your Fund's Dividend Reinvestment Plan."

    (6) There is no guarantee that actual expenses will be the same as those shown in the table.

    (7) Fees and expenses of your Fund have been restated to reflect the redemption by your Fund of all of the outstanding Auction Rate Preferred Shares ("ARPS"). The redemption of all of the outstanding ARPS was required in order to reorganize your Fund as an open-end fund, as
        Section 18(f) of the Investment Company Act of 1940 does not permit an open-end fund to have a class of shares senior to its common shares.

    (8) Effective upon the close of the Reorganization, the Buying Fund's contractual advisory fee schedule will be 0.75% of the first $250 million, plus 0.74% of the next $250 million, plus 0.73% of the next $500 million, plus 0.72% of the next $1.5 billion, plus 0.71% of the next $2.5 billion, plus 0.70% of the next $2.5 billion, plus 0.69% of the next $2.5 billion, plus 0.68% of the Buying Fund's average daily net assets in excess of $10 billion.

    (9) Other Expenses of the Buying Fund are based on estimated amounts for the current period.

   (10) AIM has contractually agreed to waive advisory fees for your Fund from 0.90% to 0.60% through June 30, 2007, 0.70% through June 30, 2008 and
        0.80% through June 30, 2009 of your Fund's "managed assets" (which equals average daily net assets attributable to your Fund's Common Shares, plus assets attributable to any outstanding ARPS issued by your Fund, plus the principal amount of your Fund's outstanding borrowings). The Fee Waivers reflect this agreement.

   (11) Your Fund will incur additional one time expenses estimated at $622,000 in connection with the Reorganization. Since these expenses are a one time cost and not an ongoing expense, these expenses have not been included in your Fund's expenses in the table above.

  EXPENSE EXAMPLE

     The following Example is intended to help you compare the costs of investing in Common Shares of your Fund and Pro Forma combined costs of Class A shares of the Buying Fund, after giving effect to the Reorganization, with the cost of investing in other mutual funds. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay if you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower.

     The Example also reflects, for your Fund, a 4.50% sales charge that was imposed only on Common Shares of your Fund that were purchased in your Fund's initial public offering. Purchasers of your Fund's Common Shares on the secondary market do not pay a sales charge. For the Buying Fund, the Example reflects a 5.50% sales charge. This sales charge is not imposed on Class A shares of the Buying Fund that are received by holders of your Fund's Common Shares in connection with the Reorganization.

     Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:


                                                   ONE   THREE    FIVE      TEN
                                                  YEAR   YEARS    YEARS    YEARS
                                                  ----   -----   ------   ------


AIM SELECT REAL ESTATE INCOME FUND (YOUR
  FUND)(1)
Common Shares...................................  $530    $731   $  960   $1,615
AIM SELECT REAL ESTATE INCOME FUND -- PRO FORMA
  COMBINED(2)
Class A.........................................  $673    $934   $1,214   $2,010


--------

   (1) Shares received in the reorganization are not subject to the 5.50% up front sales charge, however, they are subject to a 2.00% redemption fee to the extent that they are redeemed or exchanged within the first 12 months. The expenses assuming you received your shares in the reorganization and you redeem your shares at the end of 1 year, 3 years, 5 years or 10 years are $330, $406, $702, and $1,545, respectively.

   (2) The Example does not reflect the 2.00% redemption fee that is imposed on Class A shares of the Buying Fund received in connection with the Reorganization if such shares are redeemed during the 12 month period following the Reorganization.

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND THE BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR THE BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

  ADVISORY FEES

     Pursuant to the investment advisory fee schedule applicable to the Buying Fund, AIM will receive a monthly fee calculated at the following annual rates, based on the average daily net assets of the Buying Fund:


ANNUAL RATE                                                    NET ASSETS
-----------                                                ------------------


0.75%....................................................  First $250 million
0.74%....................................................   Next $250 million
0.73%....................................................   Next $500 million
0.72%....................................................   Next $1.5 billion
0.71%....................................................   Next $2.5 billion
0.70%....................................................   Next $2.5 billion
0.69%....................................................   Next $2.5 billion
0.68%....................................................   Over $10 billion


     The contractual advisory fee schedule for the Buying Fund set forth above is lower than the current contractual advisory fee rate for your Fund, which is 0.90% of "managed assets" (which equals average daily net assets attributable to your Fund's Common Shares plus assets attributable to any outstanding Auction Rate Preferred Shares issued by your Fund, plus the principal amount of your Fund's outstanding borrowings). As a result, after giving effect to the Reorganization, the contractual advisory fees will be reduced. However, as a result of certain contractual advisory fee waivers that are in effect for your Fund, which are discussed below, and which will not be continued on the Buying Fund, the net effective advisory fee rate paid by the Buying Fund immediately after the consummation of the Reorganization will be higher than the net effective advisory rate paid by your Fund immediately prior to the Reorganization.

     AIM has contractually agreed to waive advisory fees for your Fund from 0.90% to 0.60% through June 30, 2007, 0.70% through June 30, 2008 and 0.80%
through June 30, 2009 as a percentage of managed assets. These waivers will not be continued on Buying Fund after the Reorganization. Based on the amount of net assets attributable to your Fund's Common Shares, the effective advisory fee rate for the Buying Fund immediately after the consummation of the Reorganization is estimated to be 0.74%.

     AIM has voluntarily agreed to waive advisory fees of your Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by your Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by your Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board without further notice to investors. The voluntary waiver will be continued for the Buying Fund.

  SUB-ADVISORY FEES

     AIM (and not the Buying Fund) will pay the Sub-Advisor a fee computed daily and paid monthly, at a rate of 40% of AIM's compensation on the sub-advised assets. AIM (and not your Fund) currently pays the Sub-Adviser a fee, computed daily and paid monthly, at a rate of 50% of AIM's compensation on the sub-advised assets.

  DISTRIBUTION AND SERVICE FEES

     Because your Fund is a closed-end fund traded on the NYSE, you do not pay distribution or service fees.

     The distribution plan for Class A shares of the Buying Fund permits total payments of monthly distribution and service fees (12b-1 fees) to the Buying Fund's distributor, A I M Distributors, Inc. (the "Distributor"), of up to

0.25% per annum, of the average daily net assets attributable to Class A shares of the Buying Fund as set forth below:


                                               ASSET BASED                    MAXIMUM
                                              SALES CHARGE   SERVICE FEE   AGGREGATE FEE
                                              ------------   -----------   -------------


Class A shares..............................      0.00%          0.25%          0.25%


     The fees are calculated annually based on the average daily net assets attributable to Class A shares of the Buying Fund.

  TEMPORARY REDEMPTION FEE

     The Buying Fund will be subject to a temporary 2.00% redemption fee applicable to any of its Class A shares received in connection with the Reorganization that are redeemed, including redemptions by exchange, during the 12 month period following the closing date of the Reorganization. The redemption fee, which would be paid to the Buying Fund, would apply only to holders of your Fund's Common Shares who received Class A shares of the Buying Fund in the Reorganization. The redemption fee would not apply to Class A shares of the Buying Fund that were purchased after the closing date of the Reorganization. The redemption fee is to be retained by the Buying Fund to offset transaction costs and other expenses associated with redemptions or exchanges.

     The temporary redemption fee is designed, in part, to stabilize outflows from the Buying Fund after the Reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of your Fund at a discount to NAV, and the proceeds of redeeming Class A shares of the Buying Fund at NAV following the Reorganization. To the extent that arbitrage and other short-term trading still occurs, the temporary redemption fee would protect the Buying Fund and its long-term shareholders by recouping for the Buying Fund some of the costs of the arbitrage-related redemptions and exchanges. The temporary redemption fee may also offset to some extent some of the direct and indirect costs associated with the Reorganization.

  SALES CHARGES

     Purchasers in the initial offering of your Fund's Common Shares paid a 4.50% sales charge. Purchasers of your Fund's Common Shares on the NYSE do not pay a sales charge. Although, they may pay a brokerage commission in connection with such purchase.

     Class A shares of the Buying Fund are subject to a maximum 5.50% initial sales charge, which may be waived for certain categories of investors. If an investor purchased Class A shares without paying the initial sales charge, a contingent deferred sales charge (CDSC) may apply in some cases upon redemption.

     The CDSC on redemptions of shares of the Buying Fund are computed based on the lower of their original purchase price or current net asset value, net of reinvested dividends and capital gains distributions.

     The fee table above includes information about maximum initial sales charges on purchases of Class A shares of the Buying Fund. For more detailed information on initial sales charges, including volume purchase breakpoints and waivers, see the Buying Fund Prospectus and the related Statement of Additional Information.

WHAT IS THE BUYING FUND'S CLASS STRUCTURE AND WHICH CLASS OF BUYING FUND SHARES WILL I RECEIVE IN THE REORGANIZATION

     The Buying Fund will offer Class A, Class B, Class C and Institutional Class shares. Your Fund has only one class of shares (Common Shares) outstanding. Class A shares of the Buying Fund will have rights that are identical to the Class A shares of the other retail investment companies that have AIM as an investment advisor (the "AIM Funds"). AIM believes that introducing these additional share classes of the Buying Fund will facilitate new purchases after the Reorganization.

     Holders of your Fund's Common Shares will receive Class A shares of the Buying Fund upon the Reorganization. As a result, the only class of shares of the Buying Fund described in this Proxy Statement/Prospectus are Class A shares.

WHAT ARE THE DISTRIBUTION, PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES

  DISTRIBUTION

     Because your Fund is a closed-end fund traded on the NYSE, it does not currently have an underwriting or distribution agreement with a distributor to distribute its Common Shares. Shares of the Buying Fund are distributed by the Distributor, a registered broker-dealer and wholly owned subsidiary of AIM.

     As discussed above, the Buying Fund has adopted a distribution plan that allows for the payment of distribution and service fees (12b-1 fees) to the Distributor for the sale and distribution of its Class A shares. The fee table above includes information about the 12b-1 fees payable by Class A shares of the Buying Fund.

  PURCHASES

     Unlike open-end funds, closed-end funds such as your Fund do not continuously offer their shares. Rather, an investor may purchase Common Shares of your Fund by trading on the NYSE through a broker or otherwise.

     Class A shares of the Buying Fund are continuously offered and may be purchased each business day via the following methods: (a) through a financial advisor; (b) by mail; (c) by wire; (d) by telephone (other than an initial purchase); or (e) via the Internet (other than an initial purchase). For additional information regarding purchasing shares of the Buying Fund, see the Buying Fund Prospectus.

  REDEMPTIONS AND REPURCHASES

     Unlike shareholders of open-end funds, shareholders of closed-end funds such as your Fund do not have the right to cause your Fund to redeem or repurchase their shares on a daily basis or otherwise. Rather, an investor may sell Common Shares of your Fund by trading on the NYSE through a broker or otherwise.

     Class A shares of the Buying Fund are redeemable on a daily basis and may be redeemed each business day via the following methods: (a) through a financial advisor; (b) by mail; (c) by wire; (d) by telephone; or (e) via the Internet. For additional information regarding redeeming shares of the Buying Fund, see the Buying Fund Prospectus.

  EXCHANGES

     There are no exchange privileges associated with your Fund's Common Shares.

     Class A shares of the Buying Fund may generally be exchanged for Class A shares of other AIM Funds. For additional information regarding the exchange privileges applicable to Class A shares of the Buying Fund, see the Buying Fund Prospectus.

WHAT ARE THE DIFFERENCES BETWEEN OPEN-END FUNDS AND CLOSED-END, EXCHANGE-TRADED FUNDS

  GENERAL

     Open-end investment companies, commonly referred to as mutual funds, issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return an amount based on their proportionate share of the value of the mutual fund's net assets. Most mutual funds also continuously issue new shares to investors at a price based on the fund's NAV at the time of issuance. Such a fund's NAV per share is determined by deducting the amount of its liabilities from the value of its assets and dividing the difference by the number of shares outstanding.

     In contrast, closed-end investment companies that are traded on an exchange, such as your Fund, generally do not engage in continuous sales of securities and do not permit daily redemptions or repurchases of their outstanding shares. Thus they operate with a relatively fixed capitalization. Closed-end, exchange-traded funds may offer shareholders limited liquidity because shares are purchased and sold based on secondary market quotations and shares may trade at a discount to their net asset value.

     Some of the legal and practical differences between operations of your Fund as a closed-end, exchange-traded fund versus an open-end, multiple class mutual fund (the Buying Fund) are as follows:

  ACQUISITION AND DISPOSITION OF SHARES

     If your Fund is reorganized as an open-end investment company, you would be able to redeem all or a portion of your shares daily. Shareholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Buying Fund at the next determined current NAV, less sales charges or redemption fees (as described above). Like your Fund, the Buying Fund's NAV per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including interest and dividends accrued but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Buying Fund. Open-end investment companies generally value their assets on each business day in order to determine the current NAV on the basis of which their shares may be redeemed by stockholders or purchased by investors. It is anticipated that the NAV of the Buying Fund will be published daily by leading financial publications and available on the Internet.

  PORTFOLIO MANAGEMENT

     Because your Fund does not repurchase its shares, it may generally keep all of its assets fully invested and make investment decisions without having to adjust for cash outflows from repurchases of its shares. In contrast, open-end investment companies may be subject to pressure to sell portfolio securities at disadvantageous times or prices in order to satisfy redemption requests. So that the Buying Fund does not have to liquidate portfolio securities at disadvantageous times, it has arranged a credit facility with a bank which permits it to borrow money to handle redemption requests. To the extent that the Buying Fund borrows, it will incur interest costs. To the extent that the Buying Fund holds larger reserves of cash or cash equivalents to have funds available to handle redemption requests, the Buying Fund's investment flexibility and the scope of its investment opportunities could be reduced. The Buying Fund may have to sell portfolio securities in order to accommodate the need for larger reserves of cash or cash equivalents. This may increase transaction costs and portfolio turnover. In addition, the sale of securities may generate taxable gains or losses which must be distributed to shareholders.

  EXPENSES: COSTS OF OPERATING AN OPEN-END FUND

     While it is not possible to predict, your Fund's expenses are expected to increase as a result of open-ending. This is due mainly to the transfer agency, custodial, and brokerage expenses, associated with the daily issuance and redemption of fund shares. It is anticipated that transfer agency expenses will be higher because they reflect the internalization of the handling of shareholder transactions. It is anticipated that custodial expenses will also be higher as the Buying Fund will have more active trading to meet daily cash flow needs resulting in additional custodial-related settlement expenses. Furthermore, shareholder transaction expenses for your Fund are paid in the form of a brokerage commission which is not reflected in your Fund's expenses. Lastly, the Buying Fund will be engaged in a continuous offering of its shares unlike your Fund, and will bear the distribution, legal and share registration expenses associated with maintaining an effective registration statement and the conducting of a continuous public offering.

     Also, open-ending could result in immediate, substantial redemptions and hence a marked reduction in the size of the Buying Fund. Such reduction in the size of the Buying Fund could result in an increase in each shareholder's pro rata share of the costs and expenses of the Buying Fund. To the extent that the Buying Fund borrows from a bank to meet redemption requests, it will incur interest costs, which will increase the expenses of the Buying Fund. Accordingly, the Buying Fund's expense ratio could increase.

     As an open-end fund, it is not possible to know whether the Buying Fund will experience net redemptions or net purchases, or over what time period either would occur. An asset base of decreased size could produce less income than is currently being produced. Significant net redemptions could also render the Buying Fund an uneconomical venture by virtue of diminished size. In the event the Buying Fund were to become too small to be considered economically viable, the Board of Trustees of the Buyer might consider alternatives to continuing the Buying Fund's operations, ranging from the merger of the Buying Fund with another investment company to liquidation of the Buying Fund. The Buying Fund has no plans to pursue such alternatives at this time, and any such merger or liquidation would require shareholder approval.

  SENIOR SECURITIES AND BORROWING

     The Investment Company Act of 1940, as amended (the "1940 Act"), prohibits open-end investment companies such as the Buying Fund from issuing "senior securities" representing indebtedness i.e., bonds, debentures, notes and other similar securities. Closed-end investment companies such as your Fund, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not issue preferred stock. This ability to issue senior securities may give closed-end investment companies more flexibility than open-end investment companies in "leveraging" their assets. Neither the Board nor AIM believes that the more restrictive policies which would govern the Buying Fund as an open-end investment company will materially affect the ability of the Buying Fund to carry out its investment program.

  QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     Your Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") and to distribute substantially all of the Buying Fund's taxable earnings to shareholders after its reorganization to open-end status, so that it will continue to be relieved of Federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders.

  EXCESSIVE SHORT-TERM TRADING ACTIVITY

     Unlike closed-end investment companies, open-end investment companies may be subject to adverse effects from excessive short-term trading activities. Excessive short-term trading activity is a purchase of fund shares followed shortly thereafter by a redemption of fund shares, or vice versa. Due to the disruptive nature of this activity, it can adversely impact the ability of the Buying Fund's investment adviser to invest assets, in an orderly, long-term manner, which in turn, may adversely impact the performance of the Buying Fund. The Buying Fund has adopted polices and procedures designed to discourage excessive or short-term trading of the Buying Fund's shares. See "Shareholder Information-Excessive Short-Term Trading Activity Disclosures" in the Buying Fund Prospectus attached as Appendix IV.

  ANNUAL SHAREHOLDER MEETINGS

     Your Fund is required to hold annual shareholder meetings as a condition for its Common Shares to remain listed on the NYSE. As an open-end fund that is not traded on the NYSE or any other exchange, the Buying Fund does not intend to hold annual shareholder meetings.

THE BOARD'S RECOMMENDATION

     The Board, including the independent trustees of your Fund, unanimously recommends that you vote "FOR" this Proposal. For information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- What the Board Considered in Approving the Reorganization," beginning on page 17 of this Proxy Statement/Prospectus.

                                  RISK FACTORS

WHAT ARE THE RISKS ASSOCIATED WITH THE BUYING FUND

     The Buying Fund is subject to the principal risks set forth below.

     There is a risk that you could lose all or a portion of your investment in the Buying Fund and that the income you may receive from your investment may vary. The value of your investment in the Buying Fund will go up and down with the prices of the securities in which the Buying Fund invests.

     Market Risk -- The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability, and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

     Equity Securities Risk -- The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     Real Estate Risk -- Because the fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

     Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.

     Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.

     The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

     The value of a fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the fund will bear a proportionate share of those expenses.

     Foreign Securities Risk -- Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

     Mortgage-Backed Securities Risk -- These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

     Interest Rate Risk -- Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. The fund's investment in such securities means that the net asset value of its shares will tend to decline if market interest rates rise. Falling interest rates may also prompt some issuers to refinance existing debt possibly causing the fund to reinvest in debt securities with lower interest rates causing your investment in the fund to lose value.

     Credit Risk -- Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

     Lower Rated Security Risk -- Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.

     The secondary markets in which lower-rated securities are traded may be less liquid then the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

     Concentration Risk -- Because the fund concentrates its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

     Short Sales Risk -- If the fund sells a security short, that it does not own, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. If the fund sells a security that it owns (short sales against the box), any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The fund will also incur transaction costs to engage short sales.

     Non-Diversification Risk -- Because it is non-diversified, the fund may invest in fewer issuers than if it were diversified. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.

     Liquidity Risk -- A security is considered to be illiquid if the fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The fund may be unable to sell its illiquid securities at the time or price it desires and could lose its entire investment in such securities.

     Management Risk -- There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

WHAT ARE THE RISKS ASSOCIATED WITH YOUR FUND

     Your Fund is subject to all of the principal risks of the Buying Fund that are set forth above, with the exception of the risks related to engaging in short sales under the heading "Short Sales Risk." In addition, your Fund is subject to the principal risks set forth below.

     Leverage Risk -- Utilization of leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in the market value of the Common Shares. So long as the fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause holders of Common Shares to realize higher current net investment income than if the fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the fund's investment portfolio, the benefit of leverage to holders of Common Shares will be reduced, and if the then-current cost of any leverage were to exceed the net return on the fund's portfolio, the fund's leveraged capital structure would result in a lower rate of return to holders of Common Shares than if the fund were not so leveraged. There can be no assurance that the fund's leverage strategy will be successful.

     Any decline in the net asset value of the fund's investments will be borne entirely by holders of Common Shares. Therefore, if the market value of the fund's portfolio declines, the leverage will result in a greater decrease in net asset value to holders of Common Shares than if the fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares.

     Certain types of borrowings may result in the fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     To the extent that the fund is required or elects to redeem any preferred shares or prepay any borrowings, the fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to holders of Common Shares. In addition, such redemption or prepayment would likely result in the fund seeking to terminate early all or a portion of any interest rate swap or cap.

     Interest Rate Transactions Risk -- The fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the fund to the counterparty under the swap), which may result in a decline in the net asset value of the fund.

     Risks of Futures and Options on Futures -- The use by the fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

     - Successful use of hedging transactions depends upon AIM's or the Sub-Advisor's ability to correctly predict the direction of changes in interest rates. While AIM and the Sub-Advisor are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     - There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

     - Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

     - There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position.

     - There is no assurance that the fund will use hedging transactions. For example, if the fund determines that the cost of hedging will exceed the potential benefit to the fund, the fund will not enter into such transaction.

     Market Price Discount from Net Asset Value -- Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Whether investors realize gains or losses upon the sale of the Common Shares depends not upon the fund's net asset value but upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares is determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the control of the fund, the fund cannot predict whether the Common Shares will trade at, below or above net asset value.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

WHAT ARE THE TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

HOW AND WHEN WILL THE REORGANIZATION OCCUR

     Consummation of the Reorganization (the "Closing") is expected to occur on March 12, 2007 (the "Effective Time"). At the Effective Time, all of the assets of your Fund will be delivered to the Buyer's custodian for the account of the Buying Fund in exchange for the assumption by the Buying Fund of the liabilities of your Fund and delivery by the Buyer to your Fund (for distribution to shareholders) of a number of Class A shares of the Buying Fund equal to the number of Common Shares of your Fund, (including, if applicable, fractional shares rounded to the nearest thousandth), determined and adjusted as provided in the Agreement. Upon delivery of such assets, the Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     The Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, the status of your Fund as a designated series of the Trust will be terminated in accordance with the Trust's Second Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws and the Delaware Statutory Trust Act.

WHAT THE BOARD CONSIDERED IN APPROVING THE REORGANIZATION

     At a telephonic Board meeting on August 1, 2006, the Board determined that it is in the best interests of the holders of your Fund's Common Shares to reorganize your Fund as an open-end fund, and a press release was issued that same day announcing the Board's determination. The Board considered the Reorganization in detail at an in-person Board meeting held on September 18-20, 2006 (the "September Board Meeting"). After careful consideration and after weighing the pros and cons of the Reorganization, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of shareholders. Accordingly, the Board unanimously approved the Agreement and the Reorganization on September 19, 2006.

     At the September Board Meeting, the Board received from AIM written materials that contained information concerning your Fund and the Buying Fund, including management of your Fund and the Buying Fund, comparative fee and expense information, a comparison of investment objectives and strategies of your Fund and the Buying Fund and pro forma expense ratios for your Fund giving effect to the Reorganization. AIM also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization. In addition, AIM committed to provide the Board with a follow-up report approximately one year after the consummation of the Reorganization that shows the actual costs and expenses of the Reorganization versus the projected costs and expenses.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The structure of your Fund as a closed-end, exchange-traded fund and the structure of the Buying Fund as an open-end, multiple class fund.

     - The marketability of your Fund as compared to the marketability of the Buying Fund.

     - The investment objectives and principal investment strategies of your Fund and the Buying Fund.

     - The expenses of your Fund and the pro forma expenses of the Buying Fund after giving effect to the Reorganization.

     - The consequences of the Reorganization for Federal income tax purposes.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or the Buying Fund in connection with the Reorganization.

     - The projected financial impact to AIM and its affiliates of the Reorganization.

     - Possible alternatives to the Reorganization.

     Each of these factors is discussed more fully below.

  STRUCTURE AND MARKETABILITY OF YOUR FUND AND THE BUYING FUND

     The Board noted that AIM had proposed the Reorganization in order to eliminate the discount to NAV at which Common Shares of your Fund have been trading, allowing holders of Common Shares to redeem their Common Shares at NAV upon the Reorganization. The Board also noted AIM's belief that the opportunity to open-end your Fund on the terms and schedule that AIM has established and that the Board has approved is preferable to being forced to open-end by a dissident shareholder, and that open-ending at AIM's initiative is in the best interests of your Fund and the holders of its Common Shares. Finally, the Board noted AIM's belief that there is investor demand for an open-end fund with the Buying Fund's investment objectives and strategies and that the Buying Fund could be successfully marketed as an open-end fund over the long term, although no assurance can be given in this regard.

     In reaching its determination to reorganize your Fund as an open-end fund, the Board considered the proposed class structure and distribution of the Buying Fund. The Board noted that the Buying Fund would offer four share classes -- Class A, Class B, Class C and Institutional Class, and that the sales charge and distribution structure for the Class A, Class B, Class C and Institutional Class would be similar to the sales charge and distribution structure in effect for the other AIM Funds.

     The Board considered the structure of the Reorganization, and the fact that holders of your Fund's Common Shares will receive Class A shares of the Buying Fund in the Reorganization. The Board also considered that the Buying Fund will be subject to a temporary 2.00% redemption fee applicable to any of its Class A shares received in connection with the Reorganization that are redeemed, including redemptions by exchange, during the 12 month period following the closing date of the Reorganization.

     The Board noted that no sales charge would be charged on Class A shares of the Buying Fund issued in the Reorganization, but that they would become subject to applicable 12b-1 distribution fees. In addition, the Board noted that new purchases of Class A, Class B, Class C and Institutional Class shares would be subject to the applicable sales charges, fees and expenses described in the Buying Fund Prospectus. Finally, the Board noted that existing shareholders of your Fund who receive Class A shares of the Buying Fund in the Reorganization would be able to exchange their shares for Class A shares of other AIM Funds without the imposition of a sales charge.

     The Board considered the Distributor's expectation that there may be significant redemptions by the Class A shareholders of the Buying Fund following the Reorganization. The Board considered that redemptions of the Buying Fund's Class A shares may be partially offset by new sales of all classes of shares of the Buying Fund after the Reorganization, although it is not possible to predict the extent of such new sales. Finally, the Board considered that, to the extent the Buying Fund experiences net redemptions in the short term following the Reorganization, it is not possible to predict the extent of such net redemptions or whether such redemptions would require the Buying Fund to sell significant amounts of portfolio securities to fund such redemptions.

  ACCOUNTING AND PERFORMANCE SURVIVOR

     The Board noted that, under Generally Accepted Accounting Principles, the accounting survivor (the books and records) will be those of your Fund because the Buying Fund will have had no assets and no operations prior to the Reorganization. The Board further noted that the Class A shares of the Buying Fund will be the accounting survivor because Class A shares will be issued in exchange for Common Shares of your Fund. Finally, the Board noted that, because the performance survivor analysis follows the accounting survivor analysis, the Buying Fund will inherit the performance history of your Fund and the Buying Fund's Class A shares will inherit the performance history of your Fund's Common Shares, as adjusted to reflect the higher internal expenses of the Buying Fund.

  MANAGEMENT OF YOUR FUND AND THE BUYING FUND

     The Board noted that your Fund is managed by Joe V. Rodriguez, Jr., James
W. Trowbridge and Mark D. Blackburn. The Board was advised that AIM anticipated that at the effective time of the Reorganization, these individuals would remain as portfolio managers of the Buying Fund, with Joe V. Rodriguez, Jr. as the lead portfolio manager. The Board also noted that Paul S. Curbo will be added as a portfolio manager of the Buying Fund, and that Mr. Curbo brings to the portfolio management team an extensive background in fundamental and direct real estate research.

     The Board considered that upon the Reorganization, the Buying Fund will be governed by a Board of Trustees which is the same as the Board of Trustees which currently governs your Fund.

     The Board noted that your Fund and the Buying Fund have the same investment objectives, although the investment objectives of your Fund are classified as fundamental and the Buying Fund's investment objectives are classified as non-fundamental. The Board considered the fact that the investment strategies of your Fund and the Buying Fund are similar. The Board also noted that, as compared to your Fund, AIM and the Sub-Advisor intend to augment the Buying Fund's portfolio strategy in an effort to generate an attractive yield, including increased exposure to preferred stocks and investments in corporate debt and commercial and residential mortgage-backed securities. Finally, the Board noted that your Fund and the Buying Fund generally operate under substantially similar general restrictions and are subject to substantially similar general policies, although there are certain differences between the restrictions applicable to your Fund and those applicable to the Buying Fund.

  ADVISORY FEES AND OTHER EXPENSES

     The Board considered the fact that the contractual advisory fee schedule for the Buying Fund is lower than the current contractual advisory fee rate for your Fund but that, as a result of certain contractual advisory fee waivers that are in effect for your Fund, the effective advisory fee rate paid by the Buying Fund immediately after the consummation of the Reorganization may be higher than the effective advisory rate paid by your Fund immediately prior to the Reorganization. The Board noted that based on the amount of net assets attributable to your Fund's Common Shares, the effective advisory fee rate for the Buying Fund immediately after the consummation of the Reorganization is estimated to be 0.74%. The Board also noted that the Buying Fund's contractual advisory fee rate was at the median rate of the funds advised by other advisors with investment strategies comparable to those of the

Buying Fund that the Board reviewed. Based on this review, the Board concluded that the contractual advisory fee rate for the Buying Fund was fair and reasonable.

     The Board considered the fact that Class A shares of the Buying Fund will be subject to a 0.25% distribution fee, whereas the your Fund, as a closed-end, exchange-traded fund, does not pay a distribution fee.

     The Board also considered the operating expenses of your Fund, and the pro forma operating expenses of the Buying Fund. As a percentage of the average daily net assets, after taking into account the contractual advisory fee waivers in effect for your Fund, the Board noted that the pro forma operating expenses of the Class A shares of the Buying Fund after giving effect to the Reorganization are higher than the total annual operating expenses of the Common Shares of your Fund. This increase is due in part to the increase in net advisory fees and 0.25% distribution fee applicable to Class A shares of the Buying Fund. In addition, other expenses, such as transfer agency, custodial and share registrations expenses will be higher for the Buying Fund as described in "Expenses: Costs of Operating an Open-End Fund," above.

     The Board noted that open-end funds generally are more expensive to operate and administer than closed-end funds. The Board also noted that the Buying Fund's pro forma expense ratio was comparable to the median expense ratio of the funds advised by other advisors with investment strategies comparable to those of the Buying Fund that the Board reviewed.

  TAX CONSEQUENCES

     The Board also considered the fact that your Fund would obtain an opinion of fund counsel, Ballard Spahr Andrews & Ingersoll, LLP, that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes and accordingly will not result in any gain or loss for Federal income tax purposes to your Fund, the Buying Fund, shareholders of your Fund or shareholders of the Buying Fund.

  REORGANIZATION EXPENSES

     The Board noted that the total expenses to be incurred in connection with the Reorganization are estimated to be approximately $622,000, which will be paid by your Fund. These costs include the costs of redeeming all of your Fund's outstanding Auction Rate Preferred Shares (which has already occurred), the costs of the transfer agency conversion necessary to accomplish the Reorganization, the costs of creating the Buying Fund and preparing, printing and mailing this Proxy Statement/Prospectus, solicitation costs and the costs attendant to calling and conducting a shareholder meeting. The Board concluded that it is appropriate for your Fund to pay for these costs due to the substantial benefit to shareholders, as of the August 1, 2006 initial press release date, of the elimination of your Fund's then 13.45% discount to NAV.

     The Board also noted that no sales charges would be imposed on any of the shares of the Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

  FINANCIAL IMPACT TO AIM AND ITS AFFILIATES

     In addition to the Reorganization costs to be incurred by your Fund, AIM will, at least initially, have a loss of revenue, indirectly resulting from the Reorganization. This loss of revenue will be attributed to, among other things, a loss of annual advisory fee revenue due in part to the Distributor's expectation that there may be significant redemptions by the shareholders of the Buying Fund who were holders of your Fund's Common Shares and received Class A shares of the Buying Fund, following the Reorganization.

  ALTERNATIVES TO THE REORGANIZATION

     The Board noted that converting your Fund directly to an open end fund would involve added complexity, additional shareholder votes, higher expenses, and a longer time frame to effect. The Board also noted that creating a new open-end fund with similar strategies and objectives to your Fund and running the two funds side-by-side would not address the fact that your Fund may trade and has traded at a discount to NAV.

     After considering several other means of reducing your Fund's trading discount to NAV, including converting your Fund to an interval fund structure and conducting a tender offer for your Fund's Common Shares, the Board noted that these options would involve additional complexity, additional shareholder votes, higher expenses, and a longer time frame to effect. In addition, AIM informed the Board that it believes that industry experience has shown neither of these options to be effective in reducing closed-end funds' trading discounts to any meaningful degree over the long term and that, in AIM's experience, a closed-end interval fund structure is not a good long-term solution because it does not provide shareholders with sufficient liquidity.

     The Board also considered two means that have been explored by AIM to reduce your Fund's trading discount to NAV: (i) the repurchase of its Common Shares; and (ii) the filing of an SEC exemptive request to permit it to use a managed dividend policy that would permit it to distribute long-term capital gains more frequently than twice per year. The Board noted that experience with your Fund's Common Share repurchase program has shown it to be ineffective in reducing the trading discount to any meaningful degree. The Board also noted that the SEC has indicated that pending exemptive requests for managed dividend policies, including your Fund's, will not be approved in their current form. The Board approved the withdrawal by your Fund of its SEC exemptive request as a result of the Board's determination to reorganize your Fund as an open-end fund.

  BOARD RECOMMENDATION

     Based on the foregoing and the information presented at the September Board Meeting, the Board unanimously determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of shareholders. Therefore, the Board recommended the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

WHAT ARE THE OTHER TERMS OF THE AGREEMENT

     If any amendment is made to the Agreement following the mailing of this Proxy Statement/Prospectus and prior to the Closing which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made which would not have a material adverse effect on shareholders, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     The Trust and the Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of the Trust and the Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - the Trust and the Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before June 30, 2007.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to the Buying Fund solely in exchange for shares of the Buying Fund and the Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

     - no gain or loss will be recognized by the Buying Fund on its receipt of assets of your Fund in exchange for shares of the Buying Fund;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of the Buying Fund;

     - the tax basis of the shares of the Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor; and

     - the holding period of the shares of the Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing;

     Neither the Trust nor the Buyer has requested or will request an advance ruling from the IRS as to the Federal income tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to the Trust and the Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of the Trust and the Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of the Trust or the Buyer are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission. and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

WHAT IS THE ACCOUNTING TREATMENT OF THE REORGANIZATION

     The Reorganization will each be accounted for on a tax-free combined basis. Accordingly, the book cost basis to the Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

     The Trust and the Buyer are Delaware statutory trusts. Other than as discussed below, there are no material differences between the rights of holders of Common Shares under the Trust's Amended and Restated Agreement and Declaration of Trust and the rights of shareholders under the Buyer's Second Amended and Restated Agreement and Declaration of Trust.

ISSUANCE OF SENIOR SECURITIES

     As a closed-end fund, your Fund may issue senior securities having priority over the Common Shares, including preferred shares and bonds, debentures, notes or similar obligations constituting a security and evidencing indebtedness. Your Fund had issued a class of senior securities, Auction Rate Preferred Shares, although your Fund has redeemed all of its outstanding Auction Rate Preferred Shares in accordance with their terms.

     As an open-end fund, the Buying Fund may not issue senior securities.

REDEMPTIONS

     Shareholders of the Buying Fund, an open-end fund, have the right to cause the Buying Fund to redeem their shares on a daily basis. Holders of Common Shares of your Fund, a closed-end fund, do not have this right. Rather, they may sell Common Shares of your Fund by trading on the NYSE through a broker or otherwise.

     The Buyer may redeem de minimis accounts of shareholders of the Buying Fund in certain circumstances. The Trust does not have this right with respect to the holders of your Fund's Common Shares.

CLASSIFIED BOARD

     The Board of Trustees of the Trust is classified, with respect to their term of office, into three classes. Trustees of the Trust hold office for a term of three years and until the election and qualification of their successors. At each shareholder meeting to elect trustees of the Trust, shareholders have the right to vote only on the successors to the class of trustees whose terms expire at that meeting.

     The Board of Trustees of the Buyer is not classified. Trustees of the Buyer hold office until the election and qualification of their successors. At each shareholder meeting to elect trustees of the Buyer, shareholders have the right to vote on all trustees.

ANTI-TAKEOVER PROVISIONS

     The Trust's Amended and Restated Agreement and Declaration of Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of your Fund or to convert your Fund to an open-end fund. Specifically, the Declaration requires a vote by holders of at least 66 2/3% of the Common Shares and any outstanding preferred shares, voting together as a single class, to authorize: (1) a conversion of your Fund from a closed-end to an open-end investment company; (2) in certain cases, a merger or consolidation of your Fund with another entity; (3) the issuance by your Fund in one or more transactions of securities of 5% or more of the total value of all outstanding shares of your Fund to any principal shareholder for cash; (4) in certain cases, a sale, lease or transfer of all or substantially all of your Fund's assets; (5) in certain cases, the termination of your Fund; (6) any amendment to the Declaration that makes its shares "redeemable securities" as defined by the 1940 Act; (7) amendments to certain key provisions of the Declaration; or (8) the removal of trustees by shareholders, and then only for cause.

     This 66 2/3% voting requirement does not apply with respect to (1) through
(6) above if the transaction has already been authorized by the affirmative vote of two-thirds of the trustees. In that case, the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act, is required: the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of your Fund. In addition, shareholders do not have the right to vote in connection with a transaction described in (2) or (4) above if the primary purpose of the transaction is to change your Fund's domicile or form of organization. Moreover, shareholders do not have the right to vote on a merger or consolidation if, after giving effect to the transaction, shareholders of your Fund will have a majority of the outstanding shares of the surviving entity.

     None of the foregoing provisions may be amended except by the vote of the holders of at least 66 2/3% of the Common Shares.

     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares by discouraging a third party from seeking to obtain control of your Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of your Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of your Fund's investment objectives and policies.

     The Buyer's Second Amended and Restated Agreement and Declaration of Trust does not contain such anti-takeover provisions and does not require a 66 2/3% vote to authorize (1) in certain cases, a merger or consolidation of the Buying Fund with another entity; (2) in certain cases, a sale of all or substantially all of the Buying Fund's assets; and (3) in certain cases, the termination of the Buying Fund.

                                 CAPITALIZATION

     The following table sets forth, as of September 30, 2006, (i) the capitalization of Common Shares of your Fund; (ii) the capitalization of Class A shares of the Buying Fund, and (iii) the pro forma capitalization of Class A shares of the Buying Fund as adjusted to give effect to the Reorganization.


                                                                                      PROFORMA
                                 YOUR FUND        BUYING FUND        PROFORMA        BUYING FUND
                               COMMON SHARES   CLASS A SHARES(1)   ADJUSTMENTS     CLASS A SHARES
                               -------------   -----------------   -----------     --------------


Net Assets...................   $766,037,931          $  0          $(622,000)(2)   $765,415,931
Shares Outstanding...........     39,108,196             0                 --         39,108,196
Net Asset Value Per Share....   $      19.59           N/A                 --       $      19.57


--------

(1) Holders of your Fund's Common Shares will receive Class A shares of the Buying Fund upon closing of the Reorganization.

(2) Net assets have been adjusted for your Fund's expenses estimated to be incurred in connection with the Reorganization of approximately $622,000. These costs include the costs of redeeming all of your Fund's outstanding Auction Rate Preferred Shares (which has already occurred), the costs of the transfer agency conversion necessary to accomplish the Reorganization, the costs of creating the Buying Fund and preparing, printing and mailing this Proxy Statement/Prospectus, solicitation costs and the costs attendant to calling and conducting a shareholder meeting.

                                  LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM, the Distributor and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds;
(ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

     Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, AIM, the Distributor and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Buying Fund's Statement of Additional Information.

     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                  ADDITIONAL INFORMATION ABOUT THE BUYING FUND

DESCRIPTION OF SHARES

     Shares of the Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Buyer in certain circumstances. Each share of the Buying Fund represents an equal proportionate interest in the Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to the Buying Fund as are declared by the Board of Trustees of the Buyer. Each share of the Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of the Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of the Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable.

OTHER INFORMATION

     For more information with respect to the Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix
IV: (i) see "Risk/Return Summary" and "Investment Objectives, Strategies and Risks" for further information about the investment objectives, strategies and risks of investing in the Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about the Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about the pricing, purchase, redemption and repurchase of shares of the Buying Fund, tax consequences to shareholders of various transactions in shares of the Buying Fund, distribution arrangements and the multiple class structure of the Buying Fund.

                     ADDITIONAL INFORMATION ABOUT YOUR FUND

GENERAL INFORMATION

     Your Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. Your Fund was organized as a Delaware statutory trust on March 11, 2002 pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. Your Fund's principal office is located at 11 Greenway Plaza, Houston, Texas 77046, and its telephone number is
(800) 347-1919.

DESCRIPTION OF COMMON SHARES

     The Trust's Amended and Restated Declaration of Trust authorizes the issuance of an unlimited number of Common Shares, par value $0.001 per share. All Common Shares have equal voting rights, rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares have no pre-emptive or conversion rights or rights to cumulative voting.

     The outstanding Common Shares of your Fund as of December 1, 2006 are as follows:


                                                      AMOUNT HELD BY YOUR    AMOUNT OUTSTANDING
                                                        FUND OR FOR ITS     EXCLUSIVE OF AMOUNT
TITLE OF CLASS                    AMOUNT AUTHORIZED         ACCOUNT            SHOWN UNDER(3)
--------------                    -----------------   -------------------   -------------------
      (1)                                (2)                  (3)                   (4)


Common Shares...................   40,907,001.0000       1,798,804.6722       39,108,196.3278

TRADING HISTORY OF COMMON SHARES

     The following table shows the quarterly history of public trading of your Fund's Common Shares for the last two fiscal years, as well as the first three quarters of the current fiscal year.


                                                       NET ASSET         PERCENTAGE
                                      MARKET PRICE       VALUE            DISCOUNT
                                     -------------   -------------   ------------------
QUARTER ENDED                         HIGH    LOW     HIGH    LOW     HIGH         LOW
-------------                        -----   -----   -----   -----   ------      ------


March 31, 2004.....................  17.59   16.18   19.77   17.77    (6.42)%    (13.52)%
June 30, 2004......................  17.79   13.65   19.96   15.59    (7.80)%    (14.85)%
September 30, 2004.................  16.51   15.14   19.01   17.29   (10.16)%    (14.94)%
December 31, 2004..................  17.74   16.31   20.53   18.91   (11.93)%    (15.84)%
March 31, 2005.....................  17.50   15.05   20.02   17.87   (11.19)%    (16.69)%
June 30, 2005......................  17.08   15.36   20.25   18.03   (13.73)%    (15.99)%
September 30, 2005.................  17.71   16.00   21.20   18.97   (15.23)%    (17.25)%
December 31, 2005..................  16.54   14.45   19.58   17.49   (14.34)%    (17.65)%
March 31, 2006.....................  16.61   14.98   19.57   17.49   (13.47)%    (15.73)%
June 30, 2006......................  16.25   14.60   19.22   17.23   (13.27)%    (15.98)%
September 30, 2006.................  18.68   15.25   19.67   17.87    (4.50)%    (15.19)%


     At the close of business on October 31, 2006, the net asset value per share of your Fund's Common Shares was $20.31 per share and the market price of your Fund's Common Shares was $19.36 per share, representing a trading discount of (4.68%). From October 31, 2006 through December 18, 2006, your Fund's Common Shares have traded at a discount to net asset value.

     Your Fund's Common Shares have generally traded at a discount to net asset value since shortly after your Fund commenced operations in May 2002. Your Fund has taken two steps in an effort to reduce this trading discount. First, your Fund filed an exemptive application with the SEC in July 9, 2002 that would enable it to implement a managed dividend policy in order to distribute long-term capital gains to shareholders more frequently than twice per year. A number of your Fund's competitors have obtained SEC orders permitting such managed dividend policies, and AIM believes that one result of implementing such a managed dividend policy for your Fund would be to reduce the trading discount to net asset value of your Fund's Common Shares. The SEC has not granted your Fund's exemptive request and has indicated that pending exemptive requests for managed dividend policies, including your Fund's, will not be approved in their current form. Your Fund has withdrawn its SEC exemptive request as a result of the Board's determination to reorganize your Fund as an open-end fund. Second, the Board approved and your Fund implemented a program to repurchase its Common Shares, which lasted from October 27, 2005 through July 12, 2006. During this time period, your Fund repurchased approximately $13,000,000 of its Common Shares. AIM believes that your Fund's Common Share repurchase program has been ineffective in reducing the trading discount to any meaningful degree.

MANAGEMENT

     The trustees of the Trust have the authority to take all actions necessary in connection with the business affairs of the Trust. The trustees, among other things, approve the investment objectives, policies and procedures for your Fund. The Trust enters into agreements with various entities to manage the day-to-day operations of your Fund, including your Fund's investment advisor, sub-advisor, administrator, transfer agent and custodian. The trustees are responsible for selecting these service providers, and approving the terms of their contracts with your Fund. On an ongoing basis, the trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc., the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

SERVICE PROVIDERS

     AIM serves as your Fund's investment advisor and manages the investment operations of your Fund and has agreed to perform or arrange for the performance of your Fund's day-to-day management. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, along with its subsidiaries, manages or advises over 200 investment portfolios, including your Fund, encompassing a broad range of investment objectives.

     The Sub-Advisor is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309. The Sub-Advisor is responsible for your Fund's day-to-day management, including your Fund's investment decisions and the execution of securities transactions with respect to your Fund. The Sub-Advisor has acted as an investment advisor since 1979.

     AIM and the Sub-Advisor are each indirect, wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group.

     Pursuant to the advisory agreement between AIM and your Fund, your Fund has agreed to pay AIM an annual management fee for the services and facilities provided by AIM of 0.90% of average daily managed assets of your Fund payable on a monthly basis.

     Pursuant to the sub-advisory agreement between AIM and the Sub-Advisor, the Sub-Advisor receives from AIM 50% of the management fee paid to AIM (net of any fee or expense reimbursements or waivers).

     A discussion regarding the basis for the Board's continuance of your Fund's advisory agreement and sub-advisory agreement is available in your Fund's semi-annual report to shareholders for the six month period ended June 30, 2006.

     AIM and the Trust have entered into an administrative services agreement, pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to your Fund. Under the administrative services agreement, the Trust shall reimburse AIM for expenses incurred pursuant to the Agreement in accordance with the methodologies established from time to time by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Computershare Trust Company, N.A., P.O. Box 43011, Providence, Rhode Island 02940-0311, is the Trust's transfer agent and dividend paying agent.

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of all securities and cash of the Trust.

PORTFOLIO MANAGERS

     The following individuals are jointly and primarily responsible for the day-to-day management of your Fund's portfolio:

     - Joe V. Rodriguez, Jr., Portfolio Manager, who has been associated with the Sub-Advisor and/or its affiliates since 1990.

     - Mark D. Blackburn, Portfolio Manager, who has been associated with the Sub-Advisor and/or its affiliates since 1998.

     - Jim W. Trowbridge, Portfolio Manager, who has been associated with the Sub-Advisor and/or its affiliates since 1989.

     The Statement of Additional Information relating to the Reorganization contains additional information about the portfolio managers' investments in your Fund, a description of their compensation, and information about other accounts they manage.

YOUR FUND'S DIVIDEND REINVESTMENT PLAN

     You may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by Computershare Trust Company, N.A., plan administrator (the "Plan Administrator") for the Common Shareholders, in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by contacting the Plan Administrator at
(800) 730-6001. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by the Plan Administrator as dividend paying agent.

     If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     - If, on the payment date of the dividend, the closing market price per Common Share plus per share brokerage commissions applicable to an open market purchase of Common Shares is below the net asset value per Common Share at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Administrator has completed its purchases. Therefore, the average purchase price per share paid by the Plan Administrator may exceed the closing market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by your Fund. The Plan Administrator will use all dividends and distributions received in cash to purchase Common Shares in the open market prior to the next ex-dividend date. In the event it appears that the Plan Administrator will not be able to complete the open market purchases prior to the next ex-dividend date, your Fund will determine whether to issue the remaining shares at net asset value. Interest will not be paid on any uninvested cash payments.

     - If, on the payment date of the dividend, the closing market price per Common Share plus per share brokerage commissions applicable to an open market purchase of Common Shares is at or above the net asset value per Common Share, your Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that trading date or
       (ii) 95% of the closing market price on that trading date.

     The Plan Administrator maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Administrator in book-entry (non-certificated) form. Any proxy you receive will include all Common Shares you have received under the Plan.

     You may withdraw from the Plan at any time by giving written notice to the Plan Administrator. If you withdraw or the Plan is terminated, the Plan Administrator will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus applicable brokerage commissions and a $15.00 service fee.

     There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

     Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

     A shareholder who holds Common Shares in a brokerage account and participates in the Plan may not be able to transfer the Common Shares to another broker and continue to participate in the Plan.

     Your Fund reserves the right to amend or terminate the Plan if in the judgment of the Board the change is warranted. It is anticipated that upon the closing of the Reorganization, the dividend reinvestment plan will be terminated There is no direct service charge to participants in the Plan; however, your Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Administrator. All correspondence concerning the Plan should be directed to the Plan Administrator at P.O. Box 43011, Providence, RI 02940-3011.

EXPENSES

     In addition to the advisory and administrative services fees paid to AIM, your Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its trustees (other than those affiliated with AIM), custodian, transfer agency and dividend disbursing expenses, rating agency fees, legal fees, expenses of independent auditors, expenses of registering and qualifying shares for sale, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses in connection with any borrowings, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, amendments to your Fund's registration statement, membership in investment company organizations, and taxes, if any.

TAX MATTERS

     Your Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under Subchapter M of the Code.

     To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, your Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships; (b) diversify its holding so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of your Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of your Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, of two or more issuers that your Fund controls and that are engaged in the same, similar or related trades or businesses, or, collectively, in securities of certain publicly treaded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. For purposes of the first of these requirements, income derived by your Fund from real estate companies that are classified as partnerships or trusts for federal income tax purposes (and not as publicly traded partnerships, corporations or REITs) is treated as qualifying income only to the extent such income is attributable to items of income of the partnership or trust that would be qualifying income if realized directly by the RIC in the same manner as realized by the partnership or trust. The Internal Revenue Service has issued numerous private letter rulings similarly holding that a RIC investing in a partnership (other than a publicly traded partnership) or trust should be treated as owning a proportionate share of the assets of the partnership or trust for purposes of the diversification requirement. Accordingly, your Fund may have to restrict its investment in real estate companies that are classified as partnerships (other than as publicly traded partnerships) or trusts for federal income tax purposes in order to maintain its qualification as a RIC under the Code.

     As a RIC, your Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Your Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, your Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, your Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by your Fund in October, November or December with a record date in such a month and paid by your Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received.

     If your Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, your Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out oL earnings and profits would be taxed to shareholders as ordinary income.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which the Trust and the Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act. The SEC file number of the Trust's registration statement containing your Fund Prospectus and related Statement of Additional Information is Registration No. 811-21048. The SEC file number for the Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-09913. Such Buying Fund Prospectus is incorporated herein by reference.

     The Trust and the Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by the Trust and the Buyer (including the Registration Statement of the Buyer relating to the Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street N.W., Washington, DC 20549, and at the following regional office of the SEC: 1801 California Street, Suite 4800, Denver, CO 80202. Copies of such material may also be obtained from the Public Reference Section of the SEC at Room 1024, 450 Fifth Street N.W., Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and Buyer and other registrants that file electronically with the SEC.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     The Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about December 18, 2006 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on December 1, 2006 (the "Record Date") are entitled to vote at the Special Meeting. The number of your Fund's Common Shares outstanding on the Record Date can be found at Exhibit C. Each Common Share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 26, 2007, at 3:00 p.m., Central Time.

HOW DO I VOTE IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call the Trust at (800) 952-3502 if you plan to attend the Special Meeting.

HOW DO I VOTE BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. To be timely, your proxy card must be returned to us by February 23, 2007. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Agreement, as recommended by the Board, and in accordance with management's recommendation on other matters.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Trust in writing to the address of the Trust set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

WHAT IS THE QUORUM REQUIREMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

CAN MY BROKER VOTE SHARES FOR ME

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine. The Proposal is considered non-routine.

COULD THERE BE AN ADJOURNMENT OF THE SPECIAL MEETING

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the Agreement are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. If a quorum is not present at the Special Meeting, any proposed adjournment will require the affirmative vote of a majority of the shareholders in person or by proxy. If a quorum is present at the Special Meeting, any proposed adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Agreement in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Agreement against such adjournment. A shareholder vote may be taken on the Agreement prior to any adjourned meeting if sufficient votes have been received and it is otherwise appropriate.

WHAT IS THE VOTE NECESSARY TO APPROVE THE AGREEMENT

     If a quorum is present, approval of the Agreement will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Special Meeting at which more than 50% of the outstanding shares of your Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against this proposal.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY

     The Trust has engaged the services of Computershare Fund Services (the "Solicitor") to assist in the solicitation of proxies for the Special Meeting. The Solicitor's costs are expected to be approximately $56,400. The Trust expects to solicit proxies principally by mail, but the Trust or the Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trust's officers will not receive any additional or special compensation for any such solicitation performed by them.

WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

WHO OWNS MORE THAN 5% OF THE SHARES OF YOUR FUND AND THE BUYING FUND

     A list of the name, address and percent ownership of each person who, as of December 1, 2006, to the knowledge of the Trust owned 5% or more of your Fund's outstanding Common Shares can be found at Exhibit D. As of December 1, 2006, no person controlled your Fund as a result of owning 25% or more of your Fund's outstanding Common Shares.

     As of the date of the Statement of Additional Information, the Buying Fund had not yet commenced operations. As a result, no persons owned shares of the Buying Fund (including officers or trustees).

DO EXECUTIVE OFFICERS AND TRUSTEES OWN SHARES OF YOUR FUND AND THE BUYING FUND

     To the best knowledge of the Trust, the ownership of shares of your Fund by executive officers and trustees of the Trust as a group constituted less than 1% of the outstanding shares of each class of your Fund as of December 1, 2006. No officers or trustees of the Buyer owned shares in the Buying Fund as of December 1, 2006.

                                                                       EXHIBIT A

        YOUR FUND'S FUNDAMENTAL POLICIES AND NON-FUNDAMENTAL RESTRICTIONS

     FUNDAMENTAL POLICIES. The Fund is subject to the following fundamental investment policies, which may be changed only by a vote of a majority of the outstanding Common Shares, and if issued, a majority of the outstanding Fund Preferred Shares voting together as a single class. A "majority of the outstanding shares" means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. Any fundamental investment policy that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     (1) The Fund may not issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by fundamental investment policy (2) set forth below.

     (2) The Fund may not borrow money, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (5) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, interpretations and Exemptions. This fundamental policy does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (7) The Fund will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the real estate industry and not in any other industry. This fundamental policy does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this fundamental policy, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions may be changed with the approval of the Board of Trustees and without approval of the Fund's voting securities.

     The Fund may not:

          (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to securities sold at no added cost. This restriction does not prevent the Fund from engaging in transactions options, futures contracts, options on futures contracts, or derivative instruments, which are not deemed to constitute selling short;

          (2) Purchase securities of open-end or closed-end companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; and

          (3) Purchase securities of companies for the purpose of exercising control.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                                                                       EXHIBIT B

               OTHER INVESTMENTS OF YOUR FUND AND RELATED POLICIES

     U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or print Treasury notes or bonds. Stripped securities are "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, and the Fund held securities of such issuer, it might not be able to recover its investment from the U.S. Government.

     LIQUID ASSETS. For cash management purposes, the Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the Fund may not achieve its investment objective.

     Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

     OTHER INVESTMENT COMPANIES. The Fund may purchase shares of other investment companies. The Fund is prohibited under the 1940 Act from purchasing shares of other investment companies that have AIM as an investment advisor (the "AIM Funds"), absent an exemptive order from the SEC. The Fund has obtained such an exemptive order allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund.

     The following restrictions apply to investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to the Fund's investments in Affiliated Money Market Funds, although such investments are subject to the 25% restriction discussed above.

     With respect to the Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index, investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, the Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUND/ADVISOR. The Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds;
(ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Fund will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

                                                                       EXHIBIT C

              COMMON SHARES OUTSTANDING OF YOUR FUND ON RECORD DATE

     As of December 1, 2006, there were 39,108,196.33 outstanding Common Shares of your Fund.

                                                                       EXHIBIT D

                     OWNERSHIP OF COMMON SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of December 1, 2006, to the best knowledge of the Trust owned 5% or more of Common Shares outstanding of your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of your Fund is presumed to "control" the fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.


                                                      NUMBER OF    PERCENT OWNED
NAME AND ADDRESS                                    SHARES OWNED     OF RECORD*
----------------                                    ------------   -------------


Citigroup Global Markets                            7,024,682.00       17.96%
Attn: Patricia Haller
333 W. 34th St, 3rd Floor
New York, NY 10001

Deutsche Bank Securities Inc.                       4,360,155.00       11.15%
Attn: Louis Pagnotta
1251 Ave of the Americas, 26th Floor
New York, NY 10020

Merrill Lynch                                       4,183,222.00       10.70%
101 Hudson Street, 9th Floor
Jersey City, NJ 07302

First Clearing, LLC                                 3,274,174.92        8.37%
Attn: Pamela Siner
10700 Wheat First Dr., MC WS1024
Glen Allen, VA 23060


--------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                       AIM SELECT REAL ESTATE INCOME FUND

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of September 19, 2006, by and between AIM Select Real Estate Income Fund, a Delaware statutory trust ("ASREIF"), acting on its own behalf and on behalf of its series portfolio AIM Select Real Estate Income Fund, and AIM Counselor Series Trust, a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of its series portfolio AIM Select Real Estate Income Fund.

                                   BACKGROUND

     ASREIF is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. ASREIF currently publicly offers shares of beneficial interest representing interests in its single series portfolio which has been designated as AIM Select Real Estate Income Fund and is referred to in this Agreement as the "Current Fund."

     The Board of Trustees of ASREIF has designated multiple classes of shares of beneficial interest that represent interests in the Current Fund. Each of these classes that is currently outstanding is listed on Schedule A to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Board of Trustees of ASREIF has determined that it would be in the best interests of the holders of the Current Fund's Common Shares (the "Shareholders") for the Current Fund to reorganize as an investment portfolio of the Trust for the sole purpose of converting the Current Fund from a closed-end investment company to an open-end investment company. In anticipation of such reorganization, the Board of Trustees of the Trust has established an additional series portfolio corresponding to the Current Fund and designated such series portfolio as AIM Select Real Estate Income Fund (the "New Fund"), and has designated multiple classes of shares of beneficial interest in the New Fund (each a "New Fund Class"). Schedule A lists the New Fund Classes.

     The Current Fund desires to provide for its reorganization (the "Reorganization") through the transfer of all of its assets to the New Fund in exchange for the assumption by the New Fund of the liabilities of the Current Fund and the issuance by the Trust to the Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). The Current Fund will then distribute the New Fund Shares it has received to the Shareholders.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by ASREIF, on its own behalf and on behalf of the Current Fund, and by the Trust, on its own behalf and on behalf of the New Fund, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS.

     Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

          1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Current Fund's books, and other property owned by the Current Fund at the Effective Time.

          1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and 2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

          1.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

          1.4 "Current Fund" shall mean the single series portfolio of ASREIF established as AIM Select Real Estate Income Fund.

          1.5 "Current Fund Class" shall mean each class of shares of beneficial interest in the Current Fund as shown on Schedule A.

          1.6 "Current Fund Shares" shall mean the shares of the Current Fund outstanding immediately prior to the Reorganization.

          1.7 "Effective Time" shall have the meaning set forth in Section 3.1.

          1.8 "Liabilities" shall mean all liabilities of the Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

          1.9 "New Fund" shall mean the series portfolio of the Trust established as AIM Select Real Estate Income Fund.

          1.10 "New Fund Class" shall mean each class of shares of beneficial interest in the New Fund as set forth on Schedule A, certain of which shall correspond to the existing Current Fund Classes as shown on Schedule B.

          1.11 "New Fund Shares" shall mean those shares of beneficial interest in the New Fund issued to the Current Fund hereunder.

          1.12 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

          1.13 "SEC" shall mean the Securities and Exchange Commission.

          1.14 "Securities Act" shall mean the Securities Act of 1933, as amended.

          1.15 "Shareholder(s)" shall mean the Current Fund's shareholder(s) of record, determined as of the Effective Time.

          1.16 "Shareholders Meeting" shall have the meaning set forth in
     Section 5.1.

          1.17 "Transfer Agent" shall have the meaning set forth in Section 2.2.

          1.18 "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION.

     2.1 ASREIF agrees, on behalf of the Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of the Current Fund to the New Fund. The Trust, on behalf of the New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by the New Fund at the New Fund's then-current net asset value and (b) the Current Fund shall distribute the New Fund Shares received by it pursuant to
Section 2.1 to the Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on the New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on the Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of the Current Fund as a designated series of ASREIF shall be terminated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, ASREIF shall cause a Form N-8F to be filed with the SEC to deregister ASREIF as a registered investment company and, following the filing of Form N-8F and the issuance by the SEC of an order declaring that ASREIF has ceased to be an investment company, ASREIF shall file Certificate of Cancellation with the Secretary of State of the State of Delaware to dissolve ASREIF as a Delaware statutory trust; provided, however, that the filing of Form N-8F and Certificate of Cancellation as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of ASREIF or the Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING.

     3.1 The Closing shall occur at the principal office of ASREIF on March 12, 2007, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of ASREIF's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 ASREIF or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Fund to the New Fund, as reflected on the New Fund's books immediately following the Closing, does or will conform to such information on the Current Fund's books immediately before the Closing. ASREIF shall cause the custodian for the Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to the New Fund at the Effective Time, and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 ASREIF shall deliver to the Trust at the Closing a list of the names and addresses of each registered Shareholder of the Current Fund and the number of outstanding Current Fund Shares of each Current Fund Class owned by each registered Shareholder, all as of the Effective Time, certified by ASREIF's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on the New Fund's share transfer books of accounts in the registered Shareholders' names. The Trust shall issue and deliver a confirmation to ASREIF evidencing the New Fund Shares to be credited to the Current Fund at the Effective Time or provide evidence satisfactory to ASREIF that such shares have been credited to the Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 ASREIF and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES.

     4.1 ASREIF represents and warrants on its own behalf and on behalf of the Current Fund as follows:

          (a) ASREIF is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the Office of the Secretary of State of Delaware;

          (b) ASREIF is duly registered as a closed-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) The Current Fund is a duly established and designated series of ASREIF;

          (d) The prospectus and statement of additional information for Current Fund as of the date on which they were issued did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) At the Closing, the Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the New Fund will acquire good and marketable title to the Assets;

          (f) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (g) The Current Fund is a "regulated investment company" as defined in
     Section 851(a) of the Code; the Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); the Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal income or excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (h) During the five-year period ending on the date of the Reorganization, neither ASREIF nor any person related to ASREIF (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, acquired shares of the Current Fund for consideration other than shares of the Current Fund, except for the repurchases by the Current Fund of its Common Shares on or before July 18, 2006 in the ordinary course of the Current Fund's business as a closed-end investment company (which business shall be deemed to include the Current Fund's repurchases of its Common Shares from time to time in accordance with Rule 10b-18 of the Securities Act of 1934, as amended) and the redemptions of series of Auction Rate Preferred Shares of the Current Fund in accordance with the terms of such series on or before November 10, 2006. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of ASREIF's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization other than pursuant to individual investment decisions to redeem New Fund Shares made by such Shareholders as shareholders of an open-end investment company operating in accordance with the requirements of Section 22(e) of the 1940 Act. Consequently, ASREIF is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time, insofar as such individual investment decisions by Shareholders would not be construed to be part of a plan;

          (i) ASREIF is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, the Current Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire shares of Current Fund;

          (k) At the Effective Time, the performance of this Agreement with respect to the Current Fund shall have been duly authorized by all necessary action by the Shareholders;

          (l) The fair market value of the Assets of the Current Fund transferred to the New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (m) The Liabilities to be assumed by the New Fund and the liabilities, if any, to which the Assets are subject, were incurred by the Current Fund in the ordinary course of its business and are associated with the transferred Assets.

     4.2 The Trust represents and warrants on its own behalf and on behalf of the New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act by a Registration Statement on Form N-14 filed with the SEC;

          (c) At the Effective Time, the New Fund will be a duly established and designated series of the Trust;

          (d) The New Fund has not commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in the New Fund or any other securities issued by the Trust on behalf of the New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to the Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable and will conform to the description thereof contained in the Trust's Registration Statement on Form N-14 then in effect;

          (h) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of the Trust's Registration Statement on Form N-14, shall be furnished to the Shareholders entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the New Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the 1940 Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (i) The New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (j) The Trust, on behalf of the New Fund, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Fund, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (k) The New Fund does not have any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as the Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets; and

          (l) There is no plan or intention for the New Fund to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization.

     4.3 Each of ASREIF and the Trust, on its own behalf and on behalf of the Current Fund or the New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of the New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of the New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the Current Fund immediately before the Reorganization;

          (c) Each of the Current Fund and the New Fund shall bear all of its costs and expenses in connection with the Reorganization without any reimbursement therefore by the investment advisor of the Current Fund and the New Fund or by any other person; provided, however, that the investment advisor of the Current Fund and the New Fund or any other person may agree to pay the costs and expenses of the Current Fund and the New Fund if such expenses are solely and directly related to the Reorganization. Neither the Current Fund nor the New Fund (nor any person related to the Current Fund or the New Fund) will pay or assume any expenses of the Shareholders;

          (d) There is no intercompany indebtedness between the Current Fund and the New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, the New Fund will hold the same assets, except for assets distributed to shareholders in the ordinary course of its business as a series of an open-end investment company and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than the redemptions of series of Auction Rate Preferred Shares of the Current Fund in accordance with the terms of such series on or before November 10, 2006), and (iii) all distributions (other than regular, normal distributions), made by the Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS.

     5.1 As soon as practicable after the date of this Agreement, ASREIF shall call a meeting of the Shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of the Current Fund's assets and the termination of the Current Fund as a designated series of ASREIF. The Board of Trustees of ASREIF shall recommend that the Shareholders approve this Agreement and, in connection therewith, the sale of the Current Fund's assets and the termination of the Current Fund as a designated series of ASREIF. Approval of this Agreement by the Shareholders will authorize ASREIF, and ASREIF hereby agrees, to vote on the matters referred to in Sections 5.2 and
5.3 for the New Fund.

     5.2 Prior to the Closing, ASREIF shall acquire one New Fund Share in each New Fund Class of the New Fund for the purpose of enabling ASREIF to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Prior to the Closing, the Trust (on its own behalf and with respect to the New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreement, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for the New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by ASREIF as the sole shareholder of the New Fund.

     5.4 The Trust shall file with the SEC one or more post-effective amendments to the Trust's Registration Statement on Form N-lA under the Securities Act, and the 1940 Act, which will contain such amendments to such Registration Statement on Form N-1A as are determined by the Trust to be necessary and appropriate to effect the Reorganization, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective prior to the Closing.

     5.5 The Trust shall file with the SEC a Registration Statement on Form N-14 under the Securities Act, and the 1940 Act, (i) which will contain such amendments to such Registration Statement on Form N-14 as are determined by the Trust to be necessary and appropriate to effect the Reorganization, and (ii) will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective prior to the Closing.

6.  CONDITIONS PRECEDENT.

     The obligations of ASREIF, on its own behalf and on behalf of the Current Fund, and the Trust, on its own behalf and on behalf of the New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The Shareholders have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either ASREIF or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either the Current Fund or the New Fund, provided that either ASREIF or the Trust may for itself waive any of such conditions.

          6.3 The Registration Statement on Form N-14 filed by the Trust with respect to New Fund Shares to be issued to the Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.4 in a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          6.4 Each of ASREIF and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that ASREIF and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

               (a) The Reorganization will constitute a "reorganization" within the meaning of section 368(a) of the Code, and the Current Fund and the New Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

               (b) No gain or loss will be recognized to the Current Fund on the transfer of its Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund's assumption of the Liabilities or on the subsequent distribution of the New Fund Shares to the Shareholders, in constructive exchange for the Current Fund Shares, in liquidation of the Current Fund;

               (c) No gain or loss will be recognized by the New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities;

               (d) The New Fund's basis for the Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

               (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

               (f) A Shareholder's basis for the New Fund Shares to be received in the Reorganization will be the same as the basis for the Current Fund Shares to be constructively surrendered in exchange therefor, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.5 No stop-order suspending the effectiveness of the Registration Statement on Form N-1A shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

          At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1, 6.3 and 6.4) may be waived by the trustees of either ASREIF or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Shareholders.

7.  EXPENSES.

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval with respect to the Current Fund by the Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10.  TERMINATION.

     This Agreement may be terminated with respect to the Current Fund at any time at or prior to the Effective Time, whether before or after approval by the
Shareholders:

     10.1 By either ASREIF or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before June 30, 2007; or

     10.2 By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either ASREIF or the Trust or the Current Fund or the New Fund, to the other.

11.  MISCELLANEOUS.

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Fund only and not against the assets of the Trust generally.

     11.4 The execution and delivery of this Agreement have been authorized by the ASREIF's trustees, and this Agreement has been executed and delivered by a duly authorized officer of ASREIF in his or her capacity as an officer of ASREIF intending to bind ASREIF as provided herein, and no officer, trustee or shareholder of ASREIF shall be personally liable for the liabilities or obligations of ASREIF incurred hereunder. The liabilities and obligations of ASREIF pursuant to this Agreement shall be enforceable against the assets of the Current Fund only and not against the assets of ASREIF generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:

/s/ Stephen R. Rimes
-------------------------------

                                        AIM SELECT REAL ESTATE INCOME FUND, on
                                        behalf of its single series portfolio
                                        AIM Select Real Estate Income Fund

                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Title: President

Attest:

/s/ Stephen R. Rimes
-------------------------------

                                        AIM COUNSELOR SERIES TRUST, on behalf of its series portfolio AIM Select Real Estate Income Fund

                                        By: /s/ Philip A. Taylor
                                            ------------------------------------
                                            Title: President

                                   SCHEDULE A

CLASSES OF SHARES OF THE CURRENT FUND

Common Shares
Auction Rate Preferred Shares, Series M (to be redeemed on or before October 24,
2006)
Auction Rate Preferred Shares, Series W (to be redeemed on or before November 2,
2006)
Auction Rate Preferred Shares, Series R (to be redeemed on or before November 10, 2006)
Auction Rate Preferred Shares, Series F (to be redeemed on or before October 30,
2006)

CLASSES OF SHARES OF THE NEW FUND

Class A Shares
Class B Shares
Class C Shares
Institutional Class Shares

                                   SCHEDULE B


       CLASSES OF THE CURRENT FUND           CORRESPONDING CLASSES OF THE NEW FUND
       ---------------------------           -------------------------------------


              Common Shares                              Class A Shares

                                                                     APPENDIX II

AIM SELECT REAL ESTATE INCOME FUND


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                               MAY 31, 2002
                                                      SIX MONTHS                                             (DATE INVESTMENT
                                                        ENDED              YEAR ENDED DECEMBER 31,         OPERATIONS COMMENCED)
                                                       JUNE 30,        --------------------------------       TO DECEMBER 31,
                                                         2006            2005        2004        2003              2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per common share, beginning of
  period                                               $  17.49        $  20.02    $  17.83    $  12.83          $  14.33
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.43            0.90        0.85        0.95(a)           0.49(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        1.05           (0.36)       3.16        5.33             (1.35)
================================================================================================================================
    Total from investment operations                       1.48            0.54        4.01        6.28             (0.86)
================================================================================================================================
Less distributions to auction rate preferred
  shareholders from net investment income(b)              (0.12)          (0.17)      (0.08)      (0.06)            (0.04)
================================================================================================================================
    Total from investment operations attributable to
      common shares                                        1.36            0.37        3.93        6.22             (0.90)
================================================================================================================================
Less offering costs charged to paid-in capital on
  common shares:
  Offering costs on common shares                            --              --          --          --             (0.03)
--------------------------------------------------------------------------------------------------------------------------------
  Offering costs on auction rate preferred shares            --              --          --       (0.00)            (0.07)
--------------------------------------------------------------------------------------------------------------------------------
  Dilutive effect of common share offering                   --              --          --       (0.00)            (0.00)
================================================================================================================================
    Total offering costs charged to paid-in capital          --              --          --       (0.00)            (0.10)
================================================================================================================================
Less distributions to common shareholders:
  Dividends from net investment income                    (0.62)          (1.24)      (1.24)      (0.79)            (0.42)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           (1.66)      (0.50)         --                --
--------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                          --              --          --       (0.43)            (0.08)
================================================================================================================================
    Total distributions to common shareholders            (0.62)          (2.90)      (1.74)      (1.22)            (0.50)
================================================================================================================================
Increase from common shares repurchased                    0.05              --          --          --                --
================================================================================================================================
Net asset value per common share, end of period        $  18.28        $  17.49    $  20.02    $  17.83          $  12.83
================================================================================================================================
Market value per common share, end of period           $  15.55        $  14.98    $  17.50    $  16.59          $  12.30
================================================================================================================================
Net asset value total return(c)(d)                         8.69%           4.44%      24.43%      51.41%            (6.90)%
================================================================================================================================
Market value return(c)(d)                                  7.95%           2.33%      16.89%      46.95%           (14.73)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets attributable to common shares, end of
  period (000s omitted)                                $714,945        $698,380    $799,358    $712,069          $511,940
================================================================================================================================
Ratio of expenses to average net assets attributable
  to common shares:
  With fee waivers and/or expense reimbursements(e)        0.95%(f)        0.95%       0.93%       1.00%(a)           1.02%(a)(g)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements(e)                                      1.33%(f)        1.33%       1.32%       1.41%(a)           1.43%(a)(g)
================================================================================================================================
Ratio of net investment income to average net assets
  attributable to common shares(e)                         4.81%(f)        4.70%       4.64%       6.46%(a)           6.28%(a)(g)
================================================================================================================================
Ratio of distributions to auction rate preferred
  shareholders to average net assets attributable to
  common shares                                            1.27%(f)        0.86%       0.42%       0.43%             0.50%(g)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(h)                                   18%             17%         19%         37%               35%
________________________________________________________________________________________________________________________________
================================================================================================================================
Auction rate preferred shares:
  Liquidation value, end of period (000s omitted)      $205,000        $205,000    $205,000    $205,000          $205,000
================================================================================================================================
  Total shares outstanding                                8,200           8,200       8,200       8,200             8,200
================================================================================================================================
  Asset coverage per share                             $112,188        $110,168    $122,483    $111,838          $ 87,432
================================================================================================================================
  Liquidation and market value per share               $ 25,000        $ 25,000    $ 25,000    $ 25,000          $ 25,000
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As a result of changes in accounting principles generally accepted in the United States of America, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest expense as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio by 0.67%, decrease the expense ratio by 0.67% and increase net investment income per share by $0.10 for the year ended December 31, 2003. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.38%, a decrease to the expense ratio of 0.38% and an increase to net investment income per share of $0.03 for the period May 31, 2002 (date investment operations commenced) through December 31, 2002.
(b)  Based on average number of common shares outstanding.
(c)  Not annualized for periods less than one year.
(d) Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares' value over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Fund's common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(e) Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders; income ratios reflect income earned on investments made with assets attributable to auction rate preferred shares.
(f) Ratios are annualized and based on average daily net assets of $725,977,641.
(g)  Annualized.
(h) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                    Appendix III

AIM SELECT REAL ESTATE INCOME FUND


MANAGEMENT'S DISCUSSION                                                                      The Fund may seek to increase portfolio
OF FUND PERFORMANCE                                                                       yield through borrowing to provide
                                                                                          leverage to the Fund, with the intent of
=======================================================================================   generating a higher return on the assets
PERFORMANCE SUMMARY                                                                       than the Fund pays to borrow those assets.
                                             ==========================================   We also use strategies designed to reduce
During the six-month reporting period        FUND VS. INDEXES                             the risk of short-term interest rate
ended June 30, 2006, AIM Select Real                                                      movement, which can affect the preferred
Estate Income Fund once again provided       CUMULATIVE TOTAL RETURNS, 12/31/05-6/30/06   share borrowing rate.
shareholders with positive returns. The
Fund's primary objective is high current     Fund at NAV                       8.69%         We attempt to control risk by
income with approximately 27.6% of the                                                    diversification of property types and
Fund's assets invested in preferred          Fund at Market                    7.95       geographic location as well as limiting
stocks. During the reporting period, REIT                                                 holding concentrations of any one
preferred stocks generally had lower         S&P 500 Index                                security.
returns than REIT common stocks. As the      (Broad Market Index)              2.71
proportion of preferred stocks is higher                                                     We will consider selling a holding
in the Fund than in the FTSE NAREIT U.S.     FTSE NAREIT U.S.                             when:
Real Estate Equity Index, the Fund lagged    Real Estate Equity Index
this index.                                  (Style-Specific Index)           12.90       o Relative yield falls below desired
                                                                                          levels.
   Since the Fund is a closed-end            Lipper Closed-End
management investment company, shares may    Real Estate Fund Index                       o Risk/return relationships change
trade at a discount or premium to NAV. As    (Peer Group)(1)                  12.32       significantly.
of June 30, 2006, the close of the
reporting period, the Fund's Common Shares   Lipper Sector                                o Company fundamentals change (property
traded at a 14.9% discount to NAV,           Equity Fund Category                         type, geography or management changes).
compared with 14.4% at the close of          Average (Closed-End Funds)        7.28
2005. As of June 30, 2006, the close         (Former Peer Group)                          o A more attractive yield on investment
                                                                                          opportunity is identified.
                                             SOURCE: LIPPER INC.
                                                                                          MARKET CONDITIONS AND YOUR FUND
                                             (1) Lipper recently reclassified AIM
                                                 Select Real Estate Income Fund from      During the first four months of 2006,
                                                 the Lipper Sector Equity Fund Category   equity markets generally posted positive
                                                 to the Lipper Closed-End Real Estate     returns. However, over the last two months
                                                 Fund Category.                           of the reporting period, equity markets
                                             ==========================================   retreated as investors became concerned
                                                                                          about persistently high energy prices and
                                             of the fiscal year, the average discount     rising interest rates and the potential
                                             rate to NAV of closed-end real estate        impact of both on economic growth and
                                             funds available from Lipper was 11.5%,       inflation. During the reporting period,
                                             compared with 11.9% at the end of 2005.      the U.S. Federal Reserve Board (the Fed)
                                                                                          continued its tightening policy, raising
=======================================================================================   the key federal funds target rate to
                                                                                          5.25%.
HOW WE INVEST                                and management and structure review to
                                             identify securities with:                       The REIT market easily outpaced the
Your Fund holds primarily real                                                            broad market as measured by the S&P 500
estate-oriented securities. We focus on      o Potential to pay attractive dividends      Index. REIT performance was positive
public companies whose value is driven by    relative to similar properties.              during the first
tangible assets. Our goal is to create a
portfolio that will provide high current     o Quality underlying properties.                                            (continued)
income. We use a fundamentals-driven
investment process, including property       o Solid management teams.
market cycle analysis, property
evaluation,                                  o Reasonable valuations relative to
                                             similar companies.

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 10 SECURITY HOLDINGS*                    COMMON SHARE MARKET VALUE         $15.55

By property type                              1. Colonial Properties Trust         4.5%   COMMON SHARE NET ASSET VALUE      $18.28

Healthcare                      19.6%         2. Brandywine Realty Trust           4.1    MARKET PRICE DISCOUNT            (14.93%)

Diversified                     15.6          3. Nationwide Health                        TOTAL NUMBER OF HOLDINGS*            123
                                                 Properties, Inc.                  4.1
Office Properties               15.3                                                      AT THE CLOSE OF THE REPORTING PERIOD, THE
                                              4. Hospitality Properties Trust      3.6    FUND'S COMMON SHARES NAV STOOD AT $18.28,
Lodging-Resorts                  9.7                                                      AND ITS MARKET SHARE PRICE WAS $15.55.
                                              5. National Retail Properties, Inc.  3.6    SINCE THE FUND IS A CLOSED-END MANAGEMENT
Shopping Centers                 7.2                                                      INVESTMENT COMPANY, SHARES OF THE FUND
                                              6. Healthcare Realty Trust, Inc.     3.4    MAY TRADE AT A DISCOUNT FROM THE NAV.
Regional Malls                   6.2                                                      THIS CHARACTERISTIC IS SEPARATE AND
                                              7. Senior Housing Properties Trust   3.4    DISTINCT FROM THE RISK THAT NAV COULD
Freestanding                     5.9                                                      DECREASE AS A RESULT OF INVESTMENT
                                              8. iStar Financial Inc.              3.2    ACTIVITIES AND MAY BE A GREATER RISK TO
Apartments                       4.6                                                      INVESTORS EXPECTING TO SELL THEIR SHARES
                                              9. Health Care Property                     AFTER A SHORT TIME. THE FUND CANNOT
Industrial/Office Mixed          4.5             Investors, Inc.                   3.1    PREDICT WHETHER SHARES WILL TRADE AT,
                                                                                          ABOVE OR BELOW NAV.
Industrial Properties            3.6         10. Inland Real Estate Corp.          2.6                                   (continued)

Self Storage Facilities          2.4

Specialty Properties             1.9         The Fund's holdings are subject to change,
                                             and there is no assurance that the Fund
Manufactured Homes               0.3         will continue to hold any particular
                                             security.
Money Market Funds Plus
Other Assets Less Liabilities    3.2

*Excluding money market holdings.

==========================================   ==========================================   ==========================================

AIM SELECT REAL ESTATE INCOME FUND


quarter of 2006 but retreated in April and   institutions, was a detractor during the                         JOE V. RODRIGUEZ, JR.,
May. The sector rebounded in June to end     period. Shares of the stock declined amid                        Director of Securities
the period with solid performance. The       concern over the company's business               [RODRIGUEZ     Management, INVESCO
group's favorable relative performance was   strategy. We continued to maintain our              PHOTO]       Real Estate, is lead
driven by a number of recurring themes,      position because of its attractive                               manager of AIM Select
including ongoing REIT privatization         relative valuation and believe it could                          Real Estate Income
activity; improving real estate operating    make progress in addressing investor                             Fund. He oversees all
fundamentals; inclusion of two large-cap     concerns.                                                        phases of the unit
REIT names into the S&P 500 Index and                                                                         including
growing demand for stable,                      As the Fund's primary objective is        securities research and administration.
income-producing assets and real estate in   income, the Fund has exposure to REIT        Mr. Rodriguez began his investment career
general.                                     preferred stocks. Due to their               in 1983 and joined INVESCO Real Estate,
                                             fixed-income characteristics, REIT           the Dallas-based investment management
   Select holdings within the office         preferred shares may behave more like        affiliate of INVESCO Institutional (N.A.),
sector contributed the most to our           bonds. During the year, REIT preferred       Inc., in 1990. He has served on the
positive performance. CARRAMERICA REALTY     stocks provided income but did not           editorial boards of the National
CORP., which owns and operates office        participate as fully in the share price      Association of Real Estate Investment
properties, was a strong contributor.        appreciation as REIT common stocks did.      Trusts (NAREIT) as well as the
CarrAmerica Realty benefited after a                                                      Institutional Real Estate Securities
private equity firm, Blackstone Group,          As part of our investment strategy, the   Newsletter. He is a member of the National
announced in early March that it would pay   Fund also leverages through the issuance     Association of Business Economists,
$5.6 billion to acquire it.                  of preferred shares, which increases the     American Real Estate Society and the
                                             Fund's yield and may help or hurt NAV        Institute of Certified Financial Planners.
   Given the Fund's primary goal of          depending on whether the REIT market is      He also served as adjunct professor of
income, we continued to have meaningful      going up or down. We leverage through the    economics at the University of Texas at
exposure to the healthcare sector, as        issuance of auction rate preferred shares    Dallas. In addition, Mr. Rodriguez was a
healthcare REITs have historically           and then swap a portion of the floating      contributing author to Real Estate
produced a relatively high and steady        rates paid on the preferred shares for       Investment Trusts: Structure Analysis and
stream of income. Our positions within the   fixed rates in an effort to mitigate         Strategy, published by McGraw Hill. Mr.
health care and diversified sectors also     interest rate uncertainty. Given the REIT    Rodriguez earned his B.B.A. in economics
contributed positively to performance.       environment during the reporting period,     and finance as well as his M.B.A. in
Diversified REIT holding COLONIAL            leverage helped the Fund by boosting         finance from Baylor University.
PROPERTIES TRUST was our top contributor     income and NAV.
to performance over the reporting period.                                                                     MARK D. BLACKBURN,
The company owns a portfolio of              IN CLOSING                                                       Chartered Financial
multifamily, office and retail properties                                                      [BLACKBURN     Analyst, Director of
in the United States and reported positive   We were encouraged by the resiliency of             PHOTO]       Investments, INVESCO
earnings. In addition, the company also      the REIT market during the period. We                            Real Estate, is
made some recent acquisitions in the         believe REIT prices largely reflected fair                       manager of AIM Select
Atlanta market that could potentially        levels relative to the value of their                            Real Estate Income
allow them to grow and develop their         underlying holdings. Although REIT prices                        Fund. Prior to joining
portfolio in the area.                       increased, we believe occupancy and rental   INVESCO in 1998, he worked as an associate
                                             rates have supported that growth and that    director of research, focusing on equity
   On the other hand, AMERICAN FINANCIAL     REIT fundamentals continued to improve.      securities research and recommendations
REALTY TRUST, which acquires, manages and    Also important will be investor sentiment    with a regional brokerage firm. He has
operates properties leased to regulated      toward the interaction of economic growth    approximately 19 years of experience in
financial                                    against the backdrop of the Fed interest     institutional investing and risk
                                             rate policy. We appreciate your continued    management, along with a background in
==========================================   participation in AIM Select Real Estate      evaluating the high-yield and convertible
                                             Income Fund.                                 securities markets. Mr. Blackburn earned a
THE FUND SHOULD NOT BE VIEWED AS A VEHICLE                                                B.S. in accounting from Louisiana State
FOR TRADING PURPOSES. IT IS DESIGNED         THE VIEWS AND OPINIONS EXPRESSED IN          University and an M.B.A. from Southern
PRIMARILY FOR RISK-TOLERANT LONG-TERM        MANAGEMENT'S DISCUSSION OF FUND              Methodist University. He is a Certified
INVESTORS.                                   PERFORMANCE ARE THOSE OF A I M ADVISORS,     Public Accountant and a member of the
                                             INC. THESE VIEWS AND OPINIONS ARE SUBJECT    National Association of Real Estate
   THE PERFORMANCE DATA QUOTED REPRESENT     TO CHANGE AT ANY TIME BASED ON FACTORS       Investment Trusts.
PAST PERFORMANCE AND CANNOT GUARANTEE        SUCH AS MARKET AND ECONOMIC CONDITIONS.
COMPARABLE FUTURE RESULTS; CURRENT           THESE VIEWS AND OPINIONS MAY NOT BE RELIED                       JAMES W. TROWBRIDGE,
PERFORMANCE MAY BE LOWER OF HIGHER. PLEASE   UPON AS INVESTMENT ADVICE OR                                     portfolio manager,
SEE YOUR FINANCIAL ADVISOR FOR THE MOST      RECOMMENDATIONS, OR AS AN OFFER FOR A           [TROWBRIDGE      INVESCO Real Estate,
RECENT MONTH-END PERFORMANCE. FUND           PARTICULAR SECURITY. THE INFORMATION IS            PHOTO]        is manager of AIM
PERFORMANCE FIGURES ARE HISTORICAL, AND      NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF                       Select Real Estate
THEY REFLECT FUND EXPENSES, THE              ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR                       Income Fund. In 1989,
REINVESTMENT OF DISTRIBUTIONS (IF ANY) AND   THE FUND. STATEMENTS OF FACT ARE FROM                            Mr. Trowbridge joined
CHANGES IN NAV FOR PERFORMANCE BASED ON      SOURCES CONSIDERED RELIABLE, BUT A I M                           INVESCO Real Estate.
NAV AND CHANGES IN MARKET PRICE FOR          ADVISORS, INC. MAKES NO REPRESENTATION OR    With 31 years of real estate investment
PERFORMANCE BASED ON MARKET PRICE. THE       WARRANTY AS TO THEIR COMPLETENESS OR         experience for major institutional
VALUE OF YOUR FUND'S SHARES WILL FLUCTUATE   ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE    investors, Mr. Trowbridge is responsible
SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN     IS NO GUARANTEE OF FUTURE RESULTS, THESE     for integrating his knowledge into
YOU SELL SHARES.                             INSIGHTS MAY HELP YOU UNDERSTAND OUR         INVESCO's publicly traded REIT
                                             INVESTMENT MANAGEMENT PHILOSOPHY.            investments. Mr. Trowbridge earned his
   HAD THE ADVISOR NOT WAIVED FEES AND/OR                                                 B.S. in finance from Indiana University.
REIMBURSED EXPENSES, RETURNS WOULD HAVE            See important Fund and index           He has completed numerous appraisal and
BEEN LOWER.                                        disclosures inside front cover.        income property courses sponsored by the
                                                                                          American Appraisal Institute and the
                                                                                          Mortgage Bankers Association, of which he
                                                                                          has been active on several income property
                                                                                          subcommittees. He is a member of the
                                                                                          National Association of Real Estate
                                                                                          Investment Trusts.

                                                                                          Assisted by the Real Estate Team

                                                                     APPENDIX IV

                                              AIM SELECT REAL ESTATE INCOME FUND

                                                                     PROSPECTUS
                                                               DECEMBER 6, 2006

AIM Select Real Estate Income Fund's investment objective is high current income. The fund's secondary investment objective is capital appreciation.

--------------------------------------------------------------------------------

This prospectus contains important information about the Class A, B and C shares of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

No public offering is currently being made to investors pursuant to this prospectus, other than in connection with a proposed reorganization of AIM Select Real Estate Income Fund from a closed-end fund to an open-end fund. The reorganization is subject to approval by shareholders of the current closed-end fund (Closed-End Fund). A public offering of shares of the open-end fund (fund) is expected to commence upon the closing of the reorganization.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY                                  1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        4
------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS                                              5
------------------------------------------------------
Objectives and Strategies                            5

Risks                                                6

DISCLOSURE OF PORTFOLIO HOLDINGS                     7
------------------------------------------------------
FUND MANAGEMENT                                      8
------------------------------------------------------
The Advisors                                         8

Advisor Compensation                                 8

Portfolio Manager(s)                                 8

OTHER INFORMATION                                    9
------------------------------------------------------
Sales Charges                                        9

Dividends and Distributions                          9

FINANCIAL HIGHLIGHTS                                10
------------------------------------------------------

SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Excessive Short-Term Trading Activity
  Disclosures                                      A-5

Purchasing Shares                                  A-7

Redeeming Shares                                   A-9

Exchanging Shares                                 A-11

Pricing of Shares                                 A-14

Taxes                                             A-16

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

Investment Objectives................. The fund's primary investment objective is high current income. The fund's
                                       secondary investment objective is capital appreciation.

Primary Investment Strategies......... The fund will invest, normally, at least
                                       80% of its assets in equity and debt
                                       securities of companies principally
                                       engaged in the real estate industry and
                                       other real estate-related investments.

                                       The fund may invest up to 30% of its
                                       total assets in non-investment grade
                                       securities including non-investment grade preferred stocks and convertible preferred stocks and non-investment grade debt securities (commonly known as "junk bonds").

                                       The fund may invest up to 25% of its
                                       total assets in foreign securities.

                                       The fund may engage in short sale
                                       transactions.

                                       The portfolio managers evaluate
                                       securities based primarily on the
                                       relative attractiveness of income, with a secondary consideration for the potential for capital appreciation. When constructing the portfolio, the portfolio managers use a process that considers real property market cycle analysis, real property evaluation, and management/issuer review.

                                       Please see "Investment Objectives,
                                       Strategies and Risks" for additional
                                       information regarding the fund's
                                       investment strategies.

Principal Risks....................... Among the principal risks of investing in the fund, which could adversely affect
                                       its net asset value, yield and total
                                       return are:

                                                        Market Risk                        Equity Securities Risk
                                                        Real Estate Risk                   Foreign Securities Risk
                                                        Mortgage-Backed Securities Risk    Interest Rate Risk
                                                        Credit Risk                        Lower Rated Securities Risk
                                                        Concentration Risk                 Short Sales Risk
                                                        Non-Diversification Risk           Liquidity Risk
                                                        Management Risk

                                       Please see "Investment Objectives,
                                       Strategies and Risks" for a description
                                       of these risks.

                                       There is a risk that you could lose all
                                       or a portion of your investment in the
                                       fund and that the income you may receive from your investment may vary. The value of your investment in the fund will rise and fall with the prices of the securities in which the fund invests. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

As of the effective time of the reorganization, a bar chart and table will be set forth below and will provide an indication of the risks of investing in the fund. The bar chart and table will include the past performance (before and after taxes) of the fund's predecessor (Closed-End Fund) through December 31, 2006, as adjusted to reflect the higher expenses of the fund, and will not necessarily be an indication of the fund's future performance. The Closed-End Fund has the same investment objectives and similar investment policies as the fund.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

As of the effective time of the reorganization, a bar chart will be set forth below and will reflect changes in the performance of the Closed-End Fund's Common Shares from year to year through December 31, 2006.

PERFORMANCE TABLE

As of the effective time of the reorganization, a performance table will be set forth below and will compare the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index for periods ended December 31, 2006. The performance will be based upon the performance of the fund's predecessor (Closed-End Fund), as adjusted to reflect the higher expenses of the fund. The indices may not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices that will be shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices that will be shown below.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(fees paid directly from
your investment)                                CLASS A    CLASS B    CLASS C
-------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                  5.50%      None        None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                               None(1)    5.00%       1.00%

Redemption/Exchange Fee
(as a percentage of amount redeemed/exchanged)   2.00%(2)   None        None
-------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A    CLASS B    CLASS C
--------------------------------------------------------------------------------
Management Fees                                     0.74%      0.74%      0.74%

Distribution and/or
Service (12b-1) Fees                                0.25       1.00       1.00

Other Expenses(4)                                   0.29       0.29       0.29

Total Annual Fund Operating Expenses                1.28       2.03       2.03
--------------------------------------------------------------------------------

(1) A contingent deferred sales charge may apply in some cases. See "Shareholder Information--Choosing a Share Class--Sales Charges."
(2) You will be charged a 2.00% redemption fee if you redeem or exchange Class A shares that you receive in connection with the reorganization of the Closed-End Fund during the 12 month period following the closing date of such reorganization. See "Shareholder Information--Redeeming Shares--Temporary Redemption Fee for Class A Shares of AIM Select Real Estate Income Fund" for more information.
(3) There is no guarantee that actual expenses will be the same as those shown in the table.
(4) Other Expenses are based on estimated amounts for the current fiscal year.

    If a financial institution is managing your account you may also be charged a transaction or other fee by such financial institution.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The expense example assumes you:

  (i)   invest $10,000 in the fund for the time periods indicated;

  (ii) redeem all of your shares at the end of the periods indicated;

  (iii) earn a 5% return on your investment before operating expenses each year;

  (iv)  incur the same amount in operating expenses each year
        (after giving effect to any applicable contractual fee waivers and/or expense reimbursement); and

  (v) incur the applicable initial sales charges (see "Shareholder Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge).

    To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $673(1)  $934     $1,214     $2,010
Class B                                     $706     $937     $1,293     $2,166(2)
Class C                                     $306     $637     $1,093     $2,358
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $673(1)  $934     $1,214     $2,010
Class B                                     $206     $637     $1,093     $2,166(2)
Class C                                     $206     $637     $1,093     $2,358
--------------------------------------------------------------------------------

(1) Does not include the 2.00% redemption fee imposed on Class A shares received in connection with the reorganization of the Closed-End Fund if such shares are redeemed during the 12 month period following the closing date of the reorganization.
(2) Assumes conversion of Class B to Class A shares, which occurs on or about the end of the month which is at least 8 years after the date on which shares were purchased, lowering your annual fund operating expenses from that time on.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year;

  - Hypotheticals both with and without any applicable initial sales charge applied (see "Shareholder Information--Choosing a Share Class" section of this prospectus for applicability of initial sales charge); and

  - There is no sales charge on reinvested dividends.

There is no assurance that the annual expense ratio will be the expense ratio for the fund classes for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

CLASS A INCLUDES MAXIMUM
FRONT END SALES CHARGE(2)     YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          1.28%           1.28%        1.28%        1.28%        1.28%
Cumulative Return Before
  Expenses                       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                     (1.98)%           1.66%        5.44%        9.37%       13.43%
End of Year Balance         $ 9,801.54      $10,166.16   $10,544.34   $10,936.59   $11,343.43
Estimated Annual Expenses   $   673.21      $   127.79   $   132.55   $   137.48   $   142.59
---------------------------------------------------------------------------------------------

CLASS A INCLUDES MAXIMUM
FRONT END SALES CHARGE(2)     YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          1.28%        1.28%        1.28%        1.28%        1.28%
Cumulative Return Before
  Expenses                      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                      17.65%       22.03%       26.57%       31.28%       36.16%
End of Year Balance         $11,765.40   $12,203.08   $12,657.03   $13,127.87   $13,616.23
Estimated Annual Expenses   $   147.90   $   153.40   $   159.10   $   165.02   $   171.16
---------------------------------------------------------------------------------------------

CLASS A WITHOUT FRONT END
SALES CHARGE(2)               YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          1.28%           1.28%        1.28%        1.28%        1.28%
Cumulative Return Before
  Expenses                       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       3.72%           7.58%       11.58%       15.73%       20.04%
End of Year Balance         $10,372.00      $10,757.84   $11,158.03   $11,573.11   $12,003.63
Estimated Annual Expenses   $   130.38      $   135.23   $   140.26   $   145.48   $   150.89
---------------------------------------------------------------------------------------------

CLASS A WITHOUT FRONT END
SALES CHARGE(2)               YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          1.28%        1.28%        1.28%        1.28%        1.28%
Cumulative Return Before
  Expenses                      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                      24.50%       29.13%       33.94%       38.92%       44.09%
End of Year Balance         $12,450.16   $12,913.31   $13,393.68   $13,891.93   $14,408.71
Estimated Annual Expenses   $   156.50   $   162.33   $   168.36   $   174.63   $   181.12
---------------------------------------------------------------------------------------------

CLASS B(2)                    YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          2.03%           2.03%        2.03%        2.03%        2.03%
Cumulative Return Before
  Expenses                       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       2.97%           6.03%        9.18%       12.42%       15.76%
End of Year Balance         $10,297.00      $10,602.82   $10,917.72   $11,241.98   $11,575.87
Estimated Annual Expenses   $   206.01      $   212.13   $   218.43   $   224.92   $   231.60
---------------------------------------------------------------------------------------------

CLASS B(2)                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          2.03%        2.03%        2.03%        1.28%        1.28%
Cumulative Return Before
  Expenses                      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                      19.20%       22.74%       26.38%       31.08%       35.96%
End of Year Balance         $11,919.67   $12,273.69   $12,638.21   $13,108.36   $13,595.99
Estimated Annual Expenses   $   238.48   $   245.56   $   252.86   $   164.78   $   170.91
---------------------------------------------------------------------------------------------

CLASS C(2)                    YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          2.03%           2.03%        2.03%        2.03%        2.03%
Cumulative Return Before
  Expenses                       5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                       2.97%           6.03%        9.18%       12.42%       15.76%
End of Year Balance         $10,297.00      $10,602.82   $10,917.72   $11,241.98   $11,575.87
Estimated Annual Expenses   $   206.01      $   212.13   $   218.43   $   224.92   $   231.60
---------------------------------------------------------------------------------------------

CLASS C(2)                    YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
---------------------------------------------------------------------------------------------
Annual Expense Ratio(1)          2.03%        2.03%        2.03%        2.03%        2.03%
Cumulative Return Before
  Expenses                      34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                      19.20%       22.74%       26.38%       30.14%       34.00%
End of Year Balance         $11,919.67   $12,273.69   $12,638.21   $13,013.57   $13,400.07
Estimated Annual Expenses   $   238.48   $   245.56   $   252.86   $   260.37   $   268.10
---------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown.
(2) The hypothetical assumes you hold your investment for a full 10 years. Therefore, any applicable deferred sales charge that might apply in years one through six for Class B and year one for Class C, have not been deducted. In addition, any redemption fee that might apply in year one for Class A shares, has not been deducted.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES AND STRATEGIES

The fund's primary investment objective is high current income. The fund's secondary investment objective is capital appreciation. The fund's investment objectives may be changed by the Board of Trustees without shareholder approval.

    The fund will invest, normally, at least 80% of its assets in equity and debt securities of companies principally engaged in the real estate industry and other real estate-related investments.

    The fund considers a company to be principally engaged in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, financing, management or sale of residential, commercial or industrial real estate. Companies in the real estate industry may include, but are not limited to, real estate investment trusts (REITs) that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry. Other real estate related investments may include, but are not limited to, commercial or residential mortgage backed securities (MBS), commercial property whole loans, and other types of equity and debt securities related to the real estate industry.

    It is the fund's intention to invest between 30% and 70% of its total assets in common stocks of companies principally engaged in the real estate industry. The actual percentage of common stocks in the fund's portfolio may vary over time based upon the portfolio managers' assessment of market conditions.

    The fund may invest up to 30% of its total assets in non-investment grade securities including non-investment grade preferred stocks and convertible preferred stocks and non-investment grade debt securities (commonly known as "junk bonds"). The fund will only invest in non-investment grade securities that are rated CCC or higher by Standard & Poor's or Fitch, Inc., or rated Caa or higher by Moody's Investor Service, Inc., or unrated securities to be deemed to be of comparable quality.

    The fund may engage in short sales of securities. A short sale occurs when the fund sells a security, but does not deliver a security it owns when the sale settles. Instead, it borrows that security for delivery when the sale settles. The fund may engage in short sales with respect to securities it owns (short sales against the box) or securities does not own. The fund will sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns (short sales against the box). The fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 15% of the fund's net assets.

    The fund may invest up to 25% of its assets in foreign securities.

    The fund may invest up to 15% of its net assets in illiquid securities.

    The fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. However, because the fund intends to qualify as a "regulated investment company" under the Internal Revenue Code, the fund must satisfy an asset diversification test applicable to regulated investment companies. this asset diversification test is described in the fund's Statement of Additional Information. The fund will not invest more than 10% of its total assets in the securities of any one issuer other than the U.S. Government.

    The fund's investments in the types of securities described in this prospectus vary, from time to time, and at any time, the fund may not be invested in all types of securities described in this prospectus. Any percentage limitations with respect to assets of the fund are applied at the time of purchase or, in the case of short sales, at the time the security is sold short.

    The portfolio managers evaluate securities based primarily on the relative attractiveness of income with a secondary consideration for the potential for capital appreciation. When constructing the portfolio, the portfolio managers use a process that considers real property market cycle analysis, real property evaluation and management/issuer review. Specific factors that are evaluated in the investment process include (i) forecasted occupancy and rental rates, (ii) property locations, (iii) underlying asset quality, (iv) management and issuer depth and skill, (v) alignment of interests, (e.g. share ownership by management), (vi) overall debt levels, (vii) fixed charge coverage and debt service capacity, (viii) dividend growth potential, and (ix) relative value and risk versus alternative investments.

    The fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects. The portfolio managers also consider the relative liquidity of each security in the construction of the fund.

    The portfolio managers will consider selling a security if: (1) its relative valuation falls below desired levels, (2) its risk/return profile changes, (3) its fundamentals change, or (4) a more attractive investment opportunity is identified.

    The fund typically maintains a portion of its assets in cash, which is generally invested in money market funds advised by the fund's advisor. The fund holds cash to handle its daily cash needs, which include payment of fund expenses, redemption requests and securities transactions. The amount of cash held by the fund may increase if the fund takes a temporary defensive position. The fund may take a temporary defensive position when it receives an unusually large redemption request, or it there are inadequate investment opportunities due to adverse market, economic, political or other conditions. A larger amount of cash could negatively affect the fund's investment results in a period of rising market prices; conversely it could reduce the magnitude of the fund's loss in the event of falling market prices and provide liquidity to make additional investments or to meet redemptions.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

RISKS

The principal risks of investing in the fund are:

- Market Risk--The prices of and the income generated by securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; general economic and market conditions; regional or global economic instability; and currency and interest rate fluctuations. Certain securities selected for the fund's portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size companies or large companies.

- Equity Securities Risk--The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- Real Estate Risk--Because the fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

    Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.

    Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other smaller company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares.

    The fund could conceivably hold real estate directly if a company defaults on debt securities the fund owns. In that event, an investment in the fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

    The value of a fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the fund will bear a proportionate share of those expenses.

- Foreign Securities Risk--Foreign securities have additional risks, including fluctuations in the value of the U.S. dollar relative to the values of other currencies, relatively low market liquidity, decreased publicly available information about issuers, inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers, expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

- Mortgage-Backed Securities Risk--These securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at lower interest rates, thereby reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time, which can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

- Interest Rate Risk--Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall. The fund's investment in such securities means that the net asset value of its shares will tend to decline if market interest rates rise. Falling interest rates may also prompt some issuers to refinance existing debt possibly causing the fund to reinvest in debt securities with lower interest rates causing your investment in the fund to lose value.

- Credit Risk--Credit risk is the risk of loss on an investment due to the deterioration of an issuer's financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer's securities and may lead to the issuer's inability to honor its contractual obligations including making timely payment of interest and principal. Credit ratings are a measure of credit quality. Although a downgrade or upgrade of a bond's credit ratings may or may not affect its price, a decline in credit quality may make bonds less attractive, thereby driving up the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

- Lower Rated Security Risk--Securities that are below investment grade are regarded as having predominately speculative characteristics with respect to the capacity to pay interest and repay principal. Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

  rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the fund may incur additional expenses to seek recovery.

    The secondary markets in which lower-rated securities are traded may be less liquid then the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

- Concentration Risk--Because the fund concentrates its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

- Short Sales Risk--If the fund sells a security short that it does not own, and the security increases in value, the fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the fund's exposure is unlimited. The more the fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. If the fund sells a security that it owns (short sale against the box), any future losses in the fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The fund will also incur transaction costs to engage in short sales.

- Non-Diversification Risk--Because it is non-diversified, the fund may invest in fewer issuers than if it were diversified. Thus, the value of the fund's shares may vary more widely, and the fund may be subject to greater market and credit risk, than if the fund invested more broadly.
- Liquidity Risk--A security is considered to be illiquid if the fund is unable to sell such security at a fair price within a reasonable amount of time. A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading. The fund may be unable to sell its illiquid securities at the time or price it desires and could lose its entire investment in such securities.

- Management Risk--There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings will be disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission (SEC) within 60 days of the fund's first and third fiscal quarter-ends. In addition, portfolio holdings information for the fund will be available at http://www.aiminvestments.com. To reach this information, access the fund's overview page on the website. Links to the following fund information will be located in the upper right side of this website page:

---------------------------------------------------------------------------------------------------------------------------------
                                                    APPROXIMATE DATE OF                          INFORMATION REMAINS
INFORMATION                                           WEBSITE POSTING                             POSTED ON WEBSITE
---------------------------------------------------------------------------------------------------------------------------------
 Top ten holdings as of month-end        15 days after month-end                      Until posting of the following month's top
                                                                                      ten holdings
---------------------------------------------------------------------------------------------------------------------------------
 Complete portfolio holdings as of       30 days after calendar quarter-end           For one year
 calendar quarter-end
---------------------------------------------------------------------------------------------------------------------------------


A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information, which will be available at http://www.aiminvestments.com.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Institutional (N.A.), Inc. (the subadvisor or INVESCO Institutional) is located at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia, 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1979. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.75% of the first $250 million, 0.74% of the next $250 million, 0.73% of the next $500 million, 0.72% of the next $1.5 billion, 0.71% of the next $2.5 billion, 0.70% of the next $2.5 billion, 0.69% of the next $2.5 billion and 0.68% of the amount over $10 billion of average daily net assets.

    A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement and the sub-advisory agreement of the fund is available in the fund's Statement of Additional Information and will be available in its reports to shareholders once it has commenced operations.

PORTFOLIO MANAGER(S)

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Joe V. Rodriguez, Jr. (lead manager), Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Rodriguez may perform these functions, and the nature of these functions, may change from time to time.

- Mark D. Blackburn, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1998.

- Paul S. Curbo, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1998.

- Jim W. Trowbridge, Portfolio Manager, who has been responsible for the fund since 2007 and has been associated with the subadvisor and/or its affiliates since 1989.

    They are assisted by the subadvisor's Real Estate Team, which is comprised of portfolio managers and research analysts. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on the portfolio managers and the team, including biographies of members of the team, may be found on the advisor's website at http://www.aiminvestments.com. The website is not a part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Select Real Estate Income Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. A redemption fee of 2.00% will be deducted from the redemption amount if you sell or exchange Class A shares received in connection with the reorganization of the Closed-End Fund after holding them less than 12 months after March 12, 2007.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares and pays dividends, if any, quarterly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                       ----------------------------------
                       AIM SELECT REAL ESTATE INCOME FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

As of the effect time of the reorganization, a financial highlights table will show the Closed-End Fund's (the fund's predecessor) financial history for the past five fiscal years ended December 31, 2006. The financial highlights table is intended to help you understand the Closed-End Fund's financial performance. The Closed-End Fund has the same investment objectives and similar investment policies as the fund. Certain information reflects financial results for a single Closed-End Fund share.

    The total returns in the table will represent the rate that an investor would have earned (or lost) on an investment in the Closed-End Fund (assuming reinvestment of all dividends and distributions).

    The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Closed-End Fund's financial statements, is included in the Closed-End Fund's annual report, which is available upon request.

    Financial highlights for Class A, Class B and Class C shares of the fund will be included in the fund's semi-annual and annual reports to shareholders when the fund has completed its first semi-annual and annual periods.

    Financial highlights of the Closed-End Fund will be included in this prospectus at the effective time of the reorganization.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, AIM serves as investment advisor to many other retail mutual funds (the funds). The following information is about the retail classes of the funds.

CHOOSING A SHARE CLASS

All of the funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment relative to a less expensive class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan, if any, applicable to the class (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. In addition, you should consider the other factors described below. Please contact your financial advisor to assist you in making your decision.

CLASS A(1)           CLASS A3          CLASS B(4)          CLASS C           CLASS R           INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial      - No initial sales  - No initial      - No initial      - No initial
  charge               sales charge      charge              sales charge      sales charge      sales charge

- Reduced or waived  - No contingent   - Contingent        - Contingent      - Generally, no   - No contingent
  initial sales        deferred sales    deferred sales      deferred sales    contingent        deferred sales
  charge for           charge            charge on           charge on         deferred sales    charge
  certain                                redemptions         redemptions       charge(2)
  purchases(2)                           within six years    within one
                                                             year(7)

- Lower              - 12b-1 fee of    - 12b-1 fee of      - 12b-1 fee of    - 12b-1 fee of    - 12b-1 fee of
  distribution and     0.25%             1.00%               1.00%(8)          0.50%             0.25%(3)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense
  Example")(3)

                     - Does not        - Converts to       - Does not        - Does not        - Does not
                       convert to        Class A shares      convert to        convert to        convert to
                       Class A shares    on or about the     Class A shares    Class A shares    Class A shares
                                         end of the month
                                         which is at
                                         least eight
                                         years after the
                                         date on which
                                         shares were
                                         purchased along
                                         with a pro rata
                                         portion of its
                                         reinvested
                                         dividends and
                                         distributions(5)

- Generally more     - Available only  - Purchase orders   - Generally more  - Generally,      - Closed to new
  appropriate for      for a limited     limited to          appropriate       only available    investors,
  long-term            number of         amount less than    for short-term    to employee       except as
  investors            funds             $100,000(6)         investors         benefit           described in
                                                           - Purchase          plans(10)         the
                                                             orders limited                      "Purchasing
                                                             to amount less                      Shares -- Grandfathered
                                                             than                                Investors"
                                                             $1,000,000(9)                       section of
                                                                                                 your
                                                                                                 prospectus
---------------------------------------------------------------------------------------------------------------


Certain funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for the Institutional Class shares for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) Class A shares of AIM Tax-Free Intermediate Fund and Investor Class shares of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio do not have a 12b-1 fee.

(4) Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.

(5) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.



(6) Any purchase order for Class B shares in an amount equal to or in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(7) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange Class C shares of another fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund.

(8) Class C shares of AIM Floating Rate Fund have a Rule 12b-1 fee of 0.75%.

(9) Any purchase order for Class C shares in an amount equal to or in excess of $1,000,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.

(10) Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.
--------------------------------------------------------------------------------

MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio with respect to their Investor Class shares) has adopted 12b-1 plans that allow the fund to pay distribution fees to A I M Distributors, Inc. (ADI) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Sales charges on the funds and classes of those funds are detailed below. In addition, information on sales charges is also available, free of charge, on the fund's website, www.aiminvestments.com under the tab "My Account", Service Center, as well as in the fund's Statement of Additional Information, which is also available free of charge. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The funds are grouped into four categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------

                                          INVESTOR'S
                                         SALES CHARGE
                                  ---------------------------
AMOUNT OF INVESTMENT                AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   25,000      5.50%          5.82%
$ 25,000 but less than $   50,000      5.25           5.54
$ 50,000 but less than $  100,000      4.75           4.99
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      3.00           3.09
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------

                                          INVESTOR'S
                                         SALES CHARGE
                                  ---------------------------
AMOUNT OF INVESTMENT                AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $   50,000      4.75%          4.99%
$ 50,000 but less than $  100,000      4.00           4.17
$100,000 but less than $  250,000      3.75           3.90
$250,000 but less than $  500,000      2.50           2.56
$500,000 but less than $1,000,000      2.00           2.04
-------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------

                                          INVESTOR'S
                                         SALES CHARGE
                                  ---------------------------
AMOUNT OF INVESTMENT                AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      1.00%          1.01%
$100,000 but less than $  250,000      0.75           0.76
$250,000 but less than $1,000,000      0.50           0.50
-------------------------------------------------------------

CATEGORY IV INITIAL SALES CHARGES
------------------------------------------------------------------------------

                                          INVESTOR'S
                                         SALES CHARGE
                                  ---------------------------
AMOUNT OF INVESTMENT                AS A % OF      AS A % OF
IN SINGLE TRANSACTION             OFFERING PRICE   INVESTMENT
-------------------------------------------------------------
             Less than $  100,000      2.50%          2.56%
$100,000 but less than $  250,000      2.00           2.04
$250,000 but less than $  500,000      1.50           1.52
$500,000 but less than $1,000,000      1.25           1.27
-------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay:

- an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

- an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund; or

- an initial sales charge or a CDSC on Investor Class shares of any fund.

PURCHASE OF CLASS A SHARES AT NET ASSET VALUE

Certain categories of persons are permitted to purchase Class A shares of the funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

    Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares:

- A I M Management Group Inc., and its affiliates, or their clients;

- Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of A I M Management Group Inc., its affiliates or The AIM Family of Funds, and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

- Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

- Purchases through approved fee-based programs;

                                                                      MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- Employer-sponsored retirement plans that are Qualified Purchasers, provided that:

 a. a plan's assets are at least $1 million;

 b. there are at least 100 employees eligible to participate in the plan; or

 c. all plan transactions are executed through a single omnibus account per AIM fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, (the Code) are not eligible to purchase shares at net asset value based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

- Shareholders of Investor Class shares of an AIM fund;

- Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

- Insurance company separate accounts;

- Transfers to IRAs that are attributable to AIM fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

- Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, or a description of any defined term used above, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I, II and IV funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

    If you currently own Class A shares of a Category I, II or IV fund and make additional purchases at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to an 18-month, 1% CDSC.

    Some retirement plans can purchase Class A shares at their net asset value per share. If ADI paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

    You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

    ADI may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES OF FUNDS OTHER THAN AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE PURCHASE MADE                                       CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS C SHARES OF AIM ENHANCED SHORT BOND FUND AND AIM SHORT-TERM BOND FUND
You can purchase Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If ADI pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial advisor must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be

MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

    Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares of a fund with fund shares currently owned (Class A, B, C or R) and investments in the AIM College Savings Plan(SM) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of the funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain funds; or

- when a merger, consolidation, or acquisition of assets of a fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of a fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class A, C or Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a qualified retirement plan and redeem Class A, Class C or Class R shares in order to fund a distribution;

- if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

- if you redeem shares to pay account fees;

- for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund's website at www.aiminvestments.com and click on the links "My Account", Service Center, or consult the fund's Statement of Additional Information, which is available on that same website or upon request free of charge.

ADDITIONAL PAYMENTS TO FINANCIAL ADVISORS

The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI or one or more of its corporate affiliates (collectively, ADI Affiliates) may make additional cash payments to financial advisors in connection with the promotion and sale of shares of the funds. These additional cash payments may include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. ADI Affiliates make these payments from their own resources, from ADI's retention of underwriting concessions and from payments to ADI under Rule 12b-1 plans. In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), registered investment advisor,

                                                                      MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates.

    ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of the funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing the funds on the financial advisor's funds sales system, placing the funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including the funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of the funds (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

    ADI Affiliates also may make other payments to certain financial advisors for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which ADI Affiliates personnel may make presentations on the funds to the financial advisor's sales force). Financial advisors may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law.

    ADI Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of the funds or retain shares of the funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the funds with respect to those assets.

    You can find further details in the fund's Statement of Additional Information about these payments and the services provided by financial advisors. In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the funds, as well as about fees and/or commissions it charges.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the funds' shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of such funds by causing them to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted. The Boards of Trustees have adopted policies and procedures designed to discourage excessive or short-term trading of fund shares for all funds except the money market funds. However, there is the risk that these funds' policies and procedures will prove ineffective in whole or in part to detect or prevent excessive or short-term trading. These funds may alter their policies at any time without prior notice to shareholders if the advisor believes the change would be in the best interests of long-term shareholders.

    AIM and its affiliates (collectively, AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the retail funds:

(1) trade activity monitoring;

(2) trading guidelines;

(3) redemption fee on trades in certain funds; and

(4) use of fair value pricing consistent with procedures approved by the Boards of Trustees of the funds.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with long-term shareholder interests.

    Money Market Funds. The Boards of Trustees of AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio (the money market funds) have not adopted any policies and procedures, such as limits on exchanges or redemption fees, that

MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

would limit frequent purchases and redemptions of such funds' shares. The Boards considered the risks of not having a specific policy that limits frequent purchases and redemptions, and it determined that those risks are minimal, especially in light of the reasons for not having such a policy as described below. Nonetheless, to the extent that the fund must maintain additional cash and/or securities with short-term durations than may otherwise be required, the fund's yield could be negatively impacted.

    The Boards do not believe that it is appropriate to adopt any such policies and procedures for the money market funds for the following reasons:

- The money market funds are offered to investors as cash management vehicles. Investors must perceive an investment in such funds as an alternative to cash, and must be able to purchase and redeem shares regularly and frequently.

- One of the advantages of a money market fund as compared to other investment options is liquidity. Any policy that diminishes the liquidity of the money market funds will be detrimental to the continuing operations of such funds.

- The money market funds' portfolio securities are valued on the basis of amortized cost, and such funds seeks to maintain a constant net asset value. As a result, there are no price arbitrage opportunities.

- Because the money market funds seek to maintain a constant net asset value, investors expect to receive upon redemption the amount they originally invested in such funds. Imposition of redemption fees would run contrary to investor expectations.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the shareholder to take action to stop such activities or (ii) refusing to process future purchases or exchanges related to such activities in the shareholder's accounts other than exchanges into a money market fund. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the practical limitations described above.

    The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges out of a fund (other than an AIM-sponsored retail money market fund) per calendar year, or a fund or an AIM Affiliate determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the AIM Affiliates reserve the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if they believe that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. The movement out of one fund (redemption) and into one or more other funds (purchase) on the same day shall be counted as one exchange. Exchanges effected as part of programs that have been determined by an AIM Affiliate to be non-discretionary, such as dollar cost averaging, portfolio rebalancing, or other automatic non-discretionary programs that involve exchanges, generally will not be counted toward the trading guidelines limitation of four exchanges out of a fund per calendar year.

    The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to implement these trading guidelines and may be further limited by systems limitations applicable to those types of accounts.

    Some investments in the funds are made indirectly through vehicles such as qualified tuition plans, variable annuity and insurance contracts, and funds of funds which use the funds as underlying investments (each a conduit investment vehicle). If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to impose exchange limitations on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle.

REDEMPTION FEE

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, shares of certain funds within 30 days of purchase. See "Redeeming Shares -- Redemption Fee" for more information.

    The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited or non-existent in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts and is unwilling or unable to assess such fees and may be further limited by systems limitations applicable to these types of accounts.

                                                                      MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    For additional discussion of the applicability of redemption fees on shares of the fund held through omnibus accounts, retirement plan accounts, approved fee-based program accounts and conduit investment vehicles, see "Redeeming Shares -- Redemption Fee".

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of Trustees of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares -- Determination of Net Asset Value" for more information.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution's policies.

MINIMUM INVESTMENTS PER FUND ACCOUNT

There are no minimum investments with respect to Class R shares for fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for fund accounts are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Employer-Sponsored Retirement Plans (includes section 401,     $   0   ($25 per fund investment for            $25
403 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)               salary deferrals from
                                                                       Employer-Sponsored Retirement
                                                                       Plans)

Systematic Purchase Plan                                          50                                            50

IRA, Roth IRA or Coverdell ESA                                   250                                            25

All other accounts                                             1,000                                            50

ADI has the discretion to accept orders for lesser amounts.
-------------------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the fund verify and record your identifying information.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                OPENING AN ACCOUNT                               ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
Through a Financial Advisor     Contact your financial advisor.                  Same

By Mail                         Mail completed account application and check     Mail your check and the remittance slip from your
                                to the transfer agent, AIM Investment            confirmation statement to the transfer agent.
                                Services, Inc.,
                                P.O. Box 4739, Houston, TX 77210-4739.

By Wire                         Mail completed account application to the        Call the transfer agent to receive a reference
                                transfer agent. Call the transfer agent at       number. Then, use the wire instructions at left.
                                (800) 959-4246 to receive a reference number.
                                Then, use the following wire instructions:

                                Beneficiary Bank ABA/Routing #: 021000021
                                Beneficiary Account Number: 00100366807
                                Beneficiary Account Name: AIM Investment
                                Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #

By Telephone                    Open your account using one of the methods       Select the AIM Bank Connection--Servicemark--
                                described above.                                 option on your completed account application or
                                                                                 complete an AIM Bank Connection form. Mail the
                                                                                 application or form to the transfer agent. Once
                                                                                 the transfer agent has received the form, call
                                                                                 the transfer agent to place your purchase order.

                                                                                 Call the AIM 24-hour Automated Investor Line at
                                                                                 1-800-246-5463. You may place your order after
                                                                                 you have provided the bank instructions that will
                                                                                 be requested.

By Internet                     Open your account using one of the methods       Access your account at www.aiminvestments.com.
                                described above.                                 The proper bank instructions must have been
                                                                                 provided on your account. You may not purchase
                                                                                 shares in retirement accounts on the internet.
----------------------------------------------------------------------------------------------------------------------------------

MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by ADI (the Grandfathered Funds) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with ADI and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the funds by authorizing the transfer agent to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one fund account to one or more other fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the day of the month you specify, in the amount you specify. Dollar Cost Averaging cannot be set up for the 29th through the 31st of the month. The minimum amount you can exchange to another fund is $50. You may participate in a dollar cost averaging program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Dollar Cost Averaging program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same fund. You may invest your dividends and distributions per the rules listed in the "Permitted Exchanges" section.

    You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another fund:

(1) Your account balance (a) in the fund paying the dividend must be at least $5,000; and (b) in the fund receiving the dividend must be at least $500; and

(2) Both accounts must have identical registration information.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your fund holdings should be rebalanced, on a percentage basis, between two and ten of your funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your funds for shares of the same class of one or more other funds in your portfolio. Rebalancing will NOT occur if your portfolio is within 2% of your stated allocation. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice. You may participate in a portfolio rebalancing program hosted by your dealer of record, your financial advisor or another financial intermediary. If such program is the same or similar to AIM's Portfolio Rebalancing Program and is non-discretionary, both as determined by an AIM Affiliate, exchanges made pursuant to such program generally will not be counted toward the trading guideline limitation of four exchanges out of a fund per calendar year.

RETIREMENT PLANS
Shares of most of the funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use ADI sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, Solo 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. AIM Investment Services, Inc. assesses certain fees associated with the maintenance of certain types of retirement plan accounts and the provision of specialized recordkeeping services for those plan accounts. ADI also assesses certain fees associated with the maintenance of retirement plan documents for which it acts as the prototype sponsor. Contact your financial advisor for details.

                                                                      MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

--------------------------------------------------------------------------------

 EACH FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

REDEEMING SHARES

REDEMPTION FEE

You may be charged a 2% redemption fee (on redemption proceeds) if you redeem, including redeeming by exchange, shares of the following funds within 30 days of their purchase:

AIM Advantage Health          AIM Global Value Fund
Sciences Fund*                AIM Gold & Precious Metals Fund*
AIM Asia Pacific Growth Fund  AIM High Yield Fund
AIM China Fund                AIM International Allocation Fund
AIM Developing Markets Fund   AIM International Bond Fund
AIM European Growth Fund      AIM International Core Equity Fund
AIM European Small Company    AIM International Growth Fund
Fund                          AIM International Small Company Fund
AIM Floating Rate Fund        AIM Japan Fund
AIM Global Aggressive Growth  AIM S&P 500 Index Fund
Fund                          AIM Trimark Fund
AIM Global Equity Fund
AIM Global Growth Fund
AIM Global Health Care Fund*
AIM Global Real Estate Fund

---------------
* Effective December 29, 2006

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

    The 2% redemption fee generally will not be charged on transactions involving the following:

(1) total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2) total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3) total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the Code) where the systematic capability to process the redemption fee does not exist;

(4) total or partial redemptions effectuated by funds of funds, qualified tuition plans maintained pursuant to Section 529 of the Code, and insurance company separate accounts which use the funds as underlying investments;

(5) total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with the funds or a financial intermediary;

(6) total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or
    (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(7) total or partial redemption of shares acquired through investment of dividends and other distributions; or

(8) redemptions initiated by a fund.

The AIM Affiliates' goals are to apply the redemption fee on all classes of shares of the above funds regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to (1) through (8) above may impose a redemption fee that has different characteristics, which may be more or less restrictive, than those set forth above.

    Some investments in the funds are made indirectly through conduit investment vehicles. If shares of the funds are held in the name of a conduit investment vehicle and not in the names of the individual investors who have invested in the funds through the conduit investment vehicle, the conduit investment vehicle may be considered an individual shareholder of the funds. To the extent that a conduit investment vehicle is considered an individual shareholder of the funds, the funds are likely to be limited in their ability to assess redemption fees on individual transactions initiated by investors who have invested in the funds through the conduit investment vehicle. In these cases, the applicability of redemption fees will be determined based on the aggregate holdings and redemptions of the conduit investment vehicle in a fund.

    The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of losing its registered investment company qualification for tax purposes.

    Your broker or financial advisor may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC) in addition to the redemption fee.

MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TEMPORARY REDEMPTION FEE FOR CLASS A SHARES OF AIM SELECT REAL ESTATE INCOME
FUND

On March 12, 2007, AIM Select Real Estate Income Fund, a closed-end fund, was reorganized as an open-end fund. Shareholders of the Common shares of the closed-end AIM Select Real Estate Income Fund received Class A shares of the open-end AIM Select Real Estate Income Fund in the reorganization. If you redeem those shares received in connection with the reorganization, including redeeming by exchange, within 12 months following the date of the reorganization, you will be charged a 2.00% redemption fee.

    This 2.00% redemption fee will not apply to Class A shares of the open-end AIM Select Real Estate Income Fund that are purchased after the reorganization. The redemption fee will be retained by the open-end AIM Select Real Estate Income Fund to offset transaction costs and other expenses associated with redemptions or exchanges. It is designed, in part, to stabilize outflows from the open-end AIM Select Real Estate Income Fund after the reorganization and to deter arbitrage trades by investors seeking to profit from the difference between the cost of purchasing Common Shares of the closed-end AIM Select Real Estate Income Fund at a discount to net asset value, and the proceeds of redeeming Class A shares of the open-end AIM Select Real Estate Income Fund at their net asset value following the reorganization. To the extent that arbitrage and other short-term trading still occurs, the redemption fee would protect AIM Select Real Estate Income Fund and its long-term shareholders by recouping some of the costs of the arbitrage-related redemptions and exchanges. The redemption fee may also offset to some extent some of the direct and indirect costs associated with the reorganization.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE

If you purchase $1,000,000 or more of Class A shares of any fund, or if you make additional purchases of Class A shares at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I,    - 1% if shares are redeemed
  I, II or IV Fund              II or IV Fund                      within 18 months of initial
                              - Class A shares of Category III     purchase of Category I, II or
                                Fund(2)                            IV Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I,    - 1% if shares are redeemed
  III Fund(1)                   II or IV Fund                      within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Class A shares of a Category I, II, III or IV Fund may not be exchanged for Class A shares of a Category III Fund.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Advisor        Contact your financial advisor, including
                                   your retirement plan or program sponsor.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners/trustees; (2) the name of the fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent at 1-800-959-4246 or
                                   our AIM 24-hour Automated Investor Line at
                                   1-800-246-5463. You will be allowed to
                                   redeem by telephone if (1) the proceeds are
                                   to be mailed to the address on record (if
                                   there has been no change communicated to us
                                   within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   retirement accounts and 403(b) plans, may
                                   not be redeemed by telephone. For funds
                                   other than Premier Portfolio, Premier
                                   Tax-Exempt Portfolio and Premier U.S.
                                   Government Money Portfolio, the transfer
                                   agent must receive your call during the
                                   hours of the customary trading session of
                                   the New York Stock Exchange (NYSE) in order
                                   to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must receive your call before
                                   the last net asset value determination on a
                                   business day in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts may be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. For funds other
                                   than Premier Portfolio, Premier Tax-Exempt
                                   Portfolio and Premier U.S. Government Money
                                   Portfolio, the transfer agent must confirm
                                   your transaction during the hours of the
                                   customary trading session of the NYSE in
                                   order to effect the redemption at that day's
                                   closing price. For Premier Portfolio,
                                   Premier Tax-Exempt Portfolio and Premier
                                   U.S. Government Money Portfolio, the
                                   transfer agent must confirm your transaction
                                   before the last net asset value
                                   determination on a business day in order to
                                   effect the redemption at that day's closing
                                   price.

--------------------------------------------------------------------------------
                                                                      MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine, but we are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine, but we are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS


(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

REDEMPTIONS BY CHECK


(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND, AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND AND INVESTOR CLASS SHARES OF AIM MONEY MARKET FUND, AIM TAX-EXEMPT CASH FUND, PREMIER PORTFOLIO, PREMIER TAX-EXEMPT PORTFOLIO AND PREMIER U.S. GOVERNMENT MONEY PORTFOLIO ONLY)

You may redeem shares of these funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REDEMPTIONS IN KIND

Although the funds generally intend to pay redemption proceeds solely in cash, the funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

REDEMPTIONS BY THE FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

    If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the fund is not able to verify your identity as required by law, the fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one fund for those of another fund. An exchange is the purchase of shares in one fund which is paid for with the proceeds from a redemption of shares of another fund effectuated on the same day. Before requesting an exchange, review the prospectus of the fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

    You may be charged a redemption fee on certain redemptions, including exchanges. See "Redeeming Shares -- Redemption Fee."

MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PERMITTED EXCHANGES


Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another fund.

------------------------------------------------------------------------------------------------------------------------------------
EXCHANGE FROM                                  EXCHANGE TO                                ALLOWED                  PROHIBITED
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A Shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Class A Shares of AIM Limited Maturity Treasury Fund,                         X
                           AIM Tax-Exempt Cash Fund and AIM Tax-Free
                           Intermediate Fund cannot be exchanged for Class A3
                           Shares of those funds.
                         - Investor Class Shares of all funds are currently
                           offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A                  Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class A, A3, Investor Class, or AIM Cash Reserve
                         Shares. Exceptions are:
                         - Class A3 Shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund cannot be                                  X
                           exchanged for Class A Shares of those funds.
                         - Investor Class Shares of all funds are currently
                           offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
Class A3                 Class B, C, P, R or Institutional Class Shares.                                                           X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class B.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class B                  Class A, A3, C, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class Shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class C.                                                                        X
------------------------------------------------------------------------------------------------------------------------------------
Class C                  Class A, A3, B, P, R, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class R                                                                         X
------------------------------------------------------------------------------------------------------------------------------------
Class R                  Class A, A3, B, C, P, AIM Cash Reserve Shares,
                         Institutional or Investor Class shares.                                                                   X
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class A, A3, B, C, R, or Investor Class shares.
                         Exceptions are:
                         - Class A shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
                         - Shares to be exchanged for Class B, C or R shares                             X
                           must not have been acquired by exchange from Class A
                           shares of any fund.
                         - Investor Class Shares of all funds are currently
                           offered to new investors only on a limited basis.
------------------------------------------------------------------------------------------------------------------------------------
AIM Cash Reserve Shares  Class P or Institutional Class shares.                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Institutional Class                                                             X
------------------------------------------------------------------------------------------------------------------------------------
Institutional Class      Class A, A3, B, C, P, R, AIM Cash Reserve Shares or
                         Investor Class shares.                                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           A, A3, or Investor Class. Exceptions are:
                         - Investor Class shares cannot be exchanged for Class A
                           shares of any fund which offers Investor Class
                           shares.                                                                       X
                         - Class A shares of AIM Limited Maturity Treasury Fund
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Investor Class           Class B, C, P, R, AIM Cash Reserve Shares or
                         Institutional Class shares.                                                                               X
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class A, A3, or AIM Cash Reserve Shares. Exceptions
                         are:
                         - Class A shares of AIM Limited Maturity Treasury Fund                          X
                           and AIM Tax-Free Intermediate Fund are currently
                           closed to new investors.
------------------------------------------------------------------------------------------------------------------------------------
Class P                  Class B, C, R, Institutional or Investor Class shares.                                                    X
------------------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--12/06

                                 -------------
                                 THE AIM FUNDS


                        -------------
    You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

EXCHANGES NOT SUBJECT TO A SALES CHARGE

You will not pay an initial sales charge when exchanging:


(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

     (a) Class A shares of another fund;

     (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

     (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.


(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of

AIM Tax-Exempt Cash Fund; or
     (b) Class A shares of another Fund, but only if


         (i)  you acquired the original shares before May 1, 1994; or


         (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or


(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for


     (a) Class A shares of a fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares


         (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;


         (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or


(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for


     (a) AIM Cash Reserve Shares of AIM Money Market Fund; or


     (b) Class A shares of AIM Tax-Exempt Cash Fund; or


(5) Investor Class shares for Class A or Class A3 shares of any fund which does not offer Investor Class shares.


You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;


(2) Class B shares for other Class B shares;


(3) Class C shares for other Class C shares;


(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

For shares purchased prior to November 15, 2001, you may not exchange:


(1) Class A shares of Category I or II funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;


(2) Class A shares of Category III funds purchased at net asset value for Class A shares of a Category I, II or IV fund;


(3) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.


For shares purchased on or after November 15, 2001, you may not exchange:


(1) Class A shares of Category I, II or IV fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;



(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any fund or for Class A shares of any fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I, II or IV fund and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I, II or IV fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- Shares of the fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange with the exception of dividends that are reinvested; and

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

TERMS OF EXCHANGE

Under unusual market conditions, a fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating funds or the distributor may modify or terminate this privilege at any time. The fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B, Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares.

    If you redeem Class C shares acquired by exchange via a repurchase offer by the closed-end AIM Floating Rate Fund, prior to April 13, 2006, you will be credited with the time period you held the Class C shares of the closed-end AIM Floating Rate Fund for the purpose of computing the CDSC applicable to those exchanged shares.

    If you redeem Class C shares of AIM Floating Rate Fund that were acquired on April 13, 2006 when AIM Floating Rate Fund was reorganized as an open-end fund, you will be credited with the time period you held Class C shares of the closed-end AIM Floating Rate Fund, for the purpose of computing the CDSC if you later redeem such shares.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each fund's shares is the fund's net asset value per share. The funds value portfolio securities for which market quotations are readily available at market value. The funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures approved by the Boards of Trustees of the funds. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where AIM determines that the closing price of the security is unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    AIM may use indications of fair value from pricing services approved by the Boards of Trustees. In other circumstances, the AIM valuation committee may fair value securities in good faith using procedures approved by the Boards of Trustees. As a means of evaluating its fair value process, AIM routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Boards of Trustees.

    Specific types of securities are valued as follows:

    Senior Secured Floating Rate Loans and Senior Secured Floating Rate Debt
Securities: Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated

                                                                      MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------

quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, AIM will value the security at fair value in good faith using procedures approved by the Boards of Trustees.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds, convertible securities, including high yield or junk bonds, and loans, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service and independent quoted prices are unreliable, the AIM valuation committee will fair value the security using procedures approved by the Boards of Trustees.

    Short-term Securities: The funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund, AIM Tax-Exempt Cash Fund, Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio value all their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent a fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    Each fund determines the net asset value of its shares on each day the NYSE is open for business (a business day), as of the close of the customary trading session, or earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio determine the net asset value of their shares every fifteen minutes on each business day, beginning at 8:00 a.m. Eastern Time. The last net asset value determination on any business day for Premier Portfolio and Premier U.S. Government Money Portfolio will generally occur at 5:30 p.m. Eastern Time, and the last net asset value determination on any business day for Premier Tax-Exempt Portfolio will generally occur at 4:30 p.m. Eastern Time. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio are authorized not to open for trading on a day that is otherwise a business day if the Bond Market Association recommends that government securities dealers not open for trading and any such day will not be considered a business day. Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio also may close early on a business day if the Bond Market Association recommends that government securities dealers close early. If Premier Portfolio, Premier Tax-Exempt Portfolio or Premier U.S. Government Money Portfolio uses its discretion to close early on a business day, the last net asset value calculation will occur as of the time of such closing.

    For financial reporting purposes and shareholder transactions on the last day of the fiscal quarter, transactions are normally accounted for on a trade date basis. For purposes of executing shareholder transactions in the normal course of business (other than shareholder transactions at a fiscal period-end), each non-money market fund's portfolio securities transactions are recorded no later than the first business day following the trade date. Transactions in money market fund portfolio securities are normally accounted for on a trade date basis.

TIMING OF ORDERS

For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day prior to the close of the customary trading session or any earlier NYSE closing time that day. For funds other than Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, purchase orders that are received and accepted before the close of the customary trading session or any earlier NYSE closing time on a business day generally are processed that day and settled on the next business day.

MCF--12/06

                                 -------------
                                 THE AIM FUNDS
                                 -------------


    For Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio, you can purchase or redeem shares on each business day, prior to the last net asset value determination on such business day; however, if your order is received and accepted after the close of the customary trading session or any earlier NYSE closing time that day, your order generally will be processed on the next business day and settled on the second business day following the receipt and acceptance of your order.

    For all funds, you can exchange shares on each business day, prior to the close of the customary trading session or any earlier NYSE closing time that day. Shareholders of Premier Portfolio, Premier Tax-Exempt Portfolio and Premier U.S. Government Money Portfolio therefore cannot exchange their shares after the close of the customary trading session or any earlier NYSE closing time on a particular day, even though these funds remain open after such closing time.

    The funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. Any applicable sales charges are applied at the time an order is processed. A fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions. Every year, you will be sent information showing the amount of dividends and distributions you received from each fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of fund shares will be subject to federal income tax. Exchanges of shares for shares of another fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

    The foreign, state and local tax consequences of investing in fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401, 403, 408, 408A and 457 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

                                                                      MCF--12/06

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). When issued, annual and semiannual reports to shareholders will contain additional information about the fund's investments. The fund's annual report will discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund will also file its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us by mail at AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739 or

BY TELEPHONE:                        (800) 959-4246

ON THE INTERNET:                     You can send us a request by
                                     e-mail or download
                                     prospectuses, SAIs, annual or
                                     semiannual reports via our
                                     website:
                                     http://www.aiminvestments.com

THE FUND'S MOST RECENT PORTFOLIO HOLDINGS, AS FILED ON FORM N-Q, ARE ALSO AVAILABLE AT HTTP://WWW.AIMINVESTMENTS.COM.

You also can review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplicating fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM Select Real Estate Income Fund
   SEC 1940 Act file number: 811-09913
----------------------------------------

AIMinvestments.com     SREIF-PRO-1

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                       AIM SELECT REAL ESTATE INCOME FUND,
                    A PORTFOLIO OF AIM COUNSELOR SERIES TRUST
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                       AIM SELECT REAL ESTATE INCOME FUND,
                A PORTFOLIO OF AIM SELECT REAL ESTATE INCOME FUND
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 959-4246

                       STATEMENT OF ADDITIONAL INFORMATION

      February 26, 2006 Special Meeting of Shareholders of AIM Select Real
                               Estate Income Fund

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated December 18, 2006 of AIM Select Real Estate Income Fund (the "Buying Fund"), a series portfolio of AIM Counselor Series Trust (the "Trust"), for use in connection with the Special Meeting of Shareholders of AIM Select Real Estate Income Fund (your "Fund"), the sole series portfolio of AIM Select Real Estate Income Fund ("ASREIF"), to be held on February 26, 2006. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1 800-959-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

     A Statement of Additional Information for the Trust and the Buying Fund dated December 6, 2006 has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

     The date of this Statement of Additional Information is December 18, 2006.

                                TABLE OF CONTENTS

THE TRUST.................................................................   S-3

DESCRIPTION OF PERMITTED INVESTMENTS......................................   S-3

TRUSTEES AND OFFICERS OF THE TRUST........................................   S-3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................   S-3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF
   DISTRIBUTION...........................................................   S-3

PORTFOLIO TRANSACTIONS....................................................   S-6

DESCRIPTION OF SHARES.....................................................   S-6

DETERMINATION OF NET ASSET VALUE..........................................   S-6

TAXES.....................................................................   S-6

FINANCIAL INFORMATION.....................................................   S-6

Appendix I   - Statement of Additional Information of the Trust

Appendix II  - Audited Financial Statements of AIM Select Real Estate Income
               Fund (your Fund) (12/31/05)

Appendix III - Unaudited Financial Statements of AIM Select Real Estate Income
               Fund (your Fund) (06/30/06)

THE TRUST

This Statement of Additional Information relates to AIM Counselor Series Trust (the "Trust") and its investment portfolio, AIM Select Real Estate Income Fund (the "Buying Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Buying Fund is a separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Buying Fund adopted by the Trust's Board of Trustees, see heading "Description of the Fund and its Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this Statement of Additional Information, the Buying Fund had not yet commenced operations. As a result, no persons owned shares of the Buying Fund (including officers or trustees).

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

Additional Information Regarding Portfolio Managers of Your Fund

The following chart reflects the portfolio managers' investments in the funds that they manage. The chart also reflects information regarding accounts other than your Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

     The following table reflects information as of October 31, 2006:

                                         Other Registered         Other Pooled
                           Dollar          Mutual Funds        Investment Vehicles      Other Accounts
                          Range of     (Assets in Millions)   (Assets in Millions)   (Assets in Millions)
                        Investments    --------------------   --------------------   --------------------
                             In        Number of               Number of              Number of
  Portfolio Manager     your Fund(1)    Accounts    Assets      Accounts   Assets      Accounts   Assets
  -----------------     ------------   ---------   --------    ---------   ------     ---------   ------
Mark D. Blackburn           None           4       $2,580.1       None      None          1        $86.9
Joe V. Rodriguez, Jr.       None           4       $2,580.1       None      None          1        $86.9
Jim W. Trowbridge           None           4       $2,580.1       None      None          1        $86.9

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-l(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following conflicts:

- The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM Advisors, Inc. ("AIM"), the advisor to your Fund, seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fFund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, AIM and your Fund have adopted procedures for allowing portfolio transactions across multiple accounts.

- With respect to securities transactions for the funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts.

     Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and your Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

     INVESCO Institutional (N.A.), Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO Institutional (N.A.), Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of stock of AIM's parent company, AMVESCAP PLC ("AMVESCAP"), from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

FINANCIAL INFORMATION

AIM Select Real Estate Income Fund (the Buying Fund) has not yet commenced operations, and therefore does not have financial statements as of the date of this Statement of Additional Information. The Buying Fund will commence operations if shareholders of your Fund approve the reorganization of your Fund from a closed-end, exchange-traded fund to an open-end, multiple-class fund, the Buying Fund (the "Reorganization").

Upon the closing of the Reorganization, all of the assets your Fund will be transferred to the Buying Fund and the Buying Fund will assume the liabilities of your Fund. The Buying Fund has been formed solely to effectuate the Reorganization and will not have portfolio securities until the closing of the Reorganization, therefore pro forma financial statements are not presented. In addition, upon closing of the Reorganization, the historical financial statements for your Fund will presented in certain of the Buying Fund's required filings. The financial statements of your Fund, both audited and unaudited, are set forth below in Appendix II and Appendix III, respectively.

The audited financial statements of AIM Select Real Estate Income Fund (your
Fund), and the report thereon by PricewaterhouseCoopers LLP, are set forth as Appendix II.

The unaudited financial statements of AIM Select Real Estate Income Fund (your
Fund) are set forth as Appendix III.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                           AIM COUNSELOR SERIES TRUST
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PORTFOLIO (THE "FUND") OF AIM COUNSELOR SERIES TRUST LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUND LISTED BELOW. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUSES FOR THE FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                          AIM INVESTMENT SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739

                                  OR BY CALLING
                                 (800) 959-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 6, 2006, RELATES TO THE CLASS A, CLASS B, AND CLASS C SHARES OF THE FOLLOWING PROSPECTUS:

               FUND                                                   DATED
               ----                                                   -----
AIM SELECT REAL ESTATE INCOME FUND                              DECEMBER 6, 2006

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED DECEMBER 6, 2006, ALSO RELATES TO THE INSTITUTIONAL CLASS SHARES OF THE FOLLOWING PROSPECTUS:

               FUND                                                   DATED
               ----                                                   -----
AIM SELECT REAL ESTATE INCOME FUND                              DECEMBER 6, 2006

                           AIM COUNSELOR SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION ABOUT THE TRUST......................................      1
   Fund History..........................................................      1
   Shares of Beneficial Interest.........................................      1

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS....................      4
   Classification........................................................      4
   Investment Strategies and Risks.......................................      4
      Equity Investments.................................................      4
      Foreign Investments................................................      6
      Debt Investments...................................................      7
      Other Investments..................................................     14
      Investment Techniques..............................................     15
      Derivatives........................................................     20
      Additional Securities or Investment Techniques.....................     26
   Fund Policies.........................................................     26
   Temporary Defensive Positions.........................................     28
   Portfolio Turnover....................................................     28
   Policies and Procedures for Disclosure of Fund Holdings...............     28

MANAGEMENT OF THE TRUST..................................................     31
   Board of Trustees.....................................................     31
   Management Information................................................     31
      Trustee Ownership of Fund Shares...................................     34
      Approval of Investment Advisory Agreement..........................     34
   Compensation..........................................................     39
      Retirement Plan For Trustees.......................................     39
      Deferred Compensation Agreements...................................     40
      Purchase of Class A Shares of the Funds at Net Asset Value.........     40
   Codes of Ethics.......................................................     40
   Proxy Voting Policies.................................................     40

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................     41

INVESTMENT ADVISORY AND OTHER SERVICES...................................     41
   Investment Advisor....................................................     41
   Investment Sub-Advisor................................................     42
      Portfolio Managers.................................................     43
      Securities Lending Arrangements....................................     43
   Service Agreements....................................................     43
   Other Service Providers...............................................     43

BROKERAGE ALLOCATION AND OTHER PRACTICES.................................     45
   Brokerage Transactions................................................     45
   Commissions...........................................................     45
   Broker Selection......................................................     45
   Directed Brokerage (Research Services)................................     48
   Regular Brokers.......................................................     49
   Allocation of Portfolio Transactions..................................     49
   Allocation of Equity Initial Public Offering ("IPO") Transactions.....     49

PURCHASE, REDEMPTION AND PRICING OF SHARES...............................     50
   Transactions Through Financial Intermediaries.........................     50
   Purchase and Redemption of Shares.....................................     50
   Institutional Class Shares............................................     69
   Offering Price........................................................     69
   Redemptions in Kind...................................................     71
   Backup Withholding....................................................     71

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.................................     72
   Dividends and Distributions...........................................     72
   Tax Matters...........................................................     73

DISTRIBUTION OF SECURITIES...............................................     81
   Distribution Plans....................................................     81
   Distributor...........................................................     83

FINANCIAL STATEMENTS.....................................................     84

PENDING LITIGATION.......................................................     84

APPENDICIES:
RATINGS OF DEBT SECURITIES...............................................    A-1
PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING
   BASIS.................................................................    B-1
TRUSTEES AND OFFICERS....................................................    C-1
TRUSTEE COMPENSATION TABLE...............................................    D-1
PROXY POLICIES AND PROCEDURES............................................    E-1
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES......................    F-1
PORTFOLIO MANAGERS.......................................................    G-1
CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS....    H-1
PENDING LITIGATION.......................................................    I-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Counselor Series Trust (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of seven separate portfolios: AIM Advantage Health Sciences Fund, AIM Floating Rate Fund, AIM Multi-Sector Fund, AIM Select Real Estate Income Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund (each a "fund" and collectively, the "funds"). This Statement of Additional Information relates solely to AIM Select Real Estate Income Fund (the "Fund"). Under the Second Amended and Restated Agreement and Declaration of Trust, dated December 6, 2005, as amended, (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was organized as a Delaware statutory trust on July 29, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Counselor Series Funds, Inc. (the "Company") and INVESCO Multi-Sector Fund, the single series portfolio of AIM Manager Series Funds, Inc. were redomesticated as new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Advantage Series Funds, Inc. on April 24, 2000. On November 8, 2000, the Company changed its name to INVESCO Counselor Series Funds, Inc. and on October 1, 2003, the Company's name was changed to AIM Counselor Series Funds, Inc. INVESCO Manager Series Funds, Inc. ("Manager Series Funds") was incorporated under the laws of Maryland on May 23, 2002 and on October 1, 2003, Manager Series Fund's name was changed to AIM Manager Series Funds, Inc.

     On May 16, 2001, AIM Advantage Health Sciences Fund ("Health Sciences Fund") assumed all the assets and liabilities of INVESCO Global Health Sciences Fund. On September 30, 2003, Health Sciences Fund's name was changed from INVESCO Advantage Global Health Sciences Fund to INVESCO Advantage Health Sciences Fund. On October 15, 2004, Health Sciences Fund's name was changed from INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund. On October 15, 2004, AIM Multi-Sector Fund's name was changed from INVESCO Multi-Sector Fund to AIM Multi-Sector Fund.

     Pursuant to shareholder approval obtained at a shareholder meeting held on April 11, 2006, AIM Floating Rate Fund, a closed-end interval fund reorganized as an open-end series portfolio of the Trust on April 13, 2006.

     Subject to shareholder approval of closed-end AIM Select Real Estate Income Fund (the "Closed-End Fund"), the sole series portfolio AIM Select Real Estate Income Fund, at a meeting to be held on February 28, 2007, the Fund will assume all of the assets and liabilities of the Closed-End Fund The sole purpose of the reorganization is to convert the Closed-End Fund into an open-end fund.

     "Open-end" means that the Fund may issue an indefinite number of shares which are continuously offered and which may be redeemed at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of the Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Fund) are commonly referred to as mutual funds.

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate fund. These assets constitute the underlying assets of each fund, are segregated on the Trust's books of account, and are charged with the expenses of such fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each share of each fund represents an equal proportionate interest in that fund with each other share and is entitled to such dividends and distributions out of the income belonging to such fund as are declared by the Board. Each fund offers the following separate classes of shares.

                                                                             INSTITUTIONAL
               FUND                  CLASS A   CLASS B   CLASS C   CLASS R       CLASS
               ----                  -------   -------   -------   -------   -------------
AIM Advantage Health Sciences Fund      X         X         X
AIM Floating Rate Fund                  X                   X         X            X
AIM Multi-Sector Fund                   X         X         X
AIM Select Real Estate Income Fund      X         X         X                      X
AIM Structured Core Fund                X         X         X         X            X
AIM Structured Growth Fund              X         X         X         X            X
AIM Structured Value Fund               X                   X         X            X

     This Statement of Additional Information relates solely to the Class A, Class B, Class C and Institutional Class shares of the Fund. The Institutional Class shares of the Fund are intended for use by certain eligible institutional investors, including the following:

     -    banks and trust companies acting in a fiduciary or similar capacity;

     -    bank and trust company common and collective trust funds;

     -    banks and trust companies investing for their own account;

     - entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);

     -    retirement plans;

     - platform sponsors with which A I M Distributors, Inc. ("AIM Distributors") has entered into an agreement;

     -    proprietary asset allocation funds; and

     -    A I M Management Group Inc. and its affiliates.

     Each class of shares represents an interest in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the fund allocable to such class.

     Each share of a fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Because Class B shares automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase, the Fund's distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of the Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

     Except as specifically noted above, shareholders of each fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a fund. However, on matters affecting an individual fund or class of shares, a separate vote of shareholders of that fund or class is required. Shareholders of a fund or class are not entitled to vote on any matter which does not affect that fund or class but that requires a separate vote of another fund or class. An example of a matter that would be voted on separately by shareholders of each fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility; however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a fund for all losses and expenses of any shareholder of such fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust's Bylaws generally provide for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. Indemnification does not extend to judgments or amounts paid in settlement in any actions by or in the right of the Trust. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed unless it is ultimately determined that such person is entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Fund do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. The Fund is "non-diversified" for purposes of the 1940 Act, which means the Fund can invest a greater percentage of its assets in any one issuer than a diversified fund can.

INVESTMENT STRATEGIES AND RISKS

     Set forth below are detailed descriptions of the various types of securities and investment techniques that AIM and/or the sub-advisor, INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional" or the "Sub-Advisor"), may use in managing the Fund, as well as the risks associated with those types of securities and investment techniques. The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund's Prospectus; where a particular type of security or investment technique is not discussed in the Fund's Prospectus, that security or investment technique is not a principal investment strategy.

     The Fund may not invest in all of the types of securities or use all of the investment techniques described below at any one time. The Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund's investment objectives, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws. In addition to those described below, AIM and/or the Sub-Advisor may invest in other types of securities and may use other investment techniques in managing the Fund, subject to limitations imposed by the Fund's investment objectives, policies and restrictions described in the Fund's Prospectus and/or this Statement of Additional Information, as well as the federal securities laws.

     The Fund's investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

Equity Investments

     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. The Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

     The Fund will invest in a convertible security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments - Lower Rated Securities" below.

     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). The Fund may invest all of its total assets in equity securities (common stock, preferred stock and convertible preferred stock) and/or debt securities and convertible debt securities issued by REITS. REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

     REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. The Fund will invest primarily in equity REITs, but may invest its total assets in mortgage REITs and hybrid REITs.

     REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

     The Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Foreign Investments

     FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in foreign securities.

     Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

     Investments by the Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail some or all of the risks set forth below. Investments by the Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

     Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Fund may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

     Regulatory Risk. Foreign companies may not be registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

     Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     Risks of Developing Countries. The Fund may invest up to 5% of its total assets in securities of companies located in developing countries. Developing countries are those countries that are not included in the MSCI World Index. The Fund considers various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

     FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds".

     FOREIGN EXCHANGE TRANSACTIONS. The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. The Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward currency contracts entered into directly with another party or exchange traded futures contracts.

     The Fund may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. There can be no guarantee that these investments will be successful. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

     U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, and the Fund held securities of such issuer, it might not be able to recover its investment from the U.S. Government.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     If the Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates ("PCs"), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and if the Fund is invested in such securities and wishes to sell them, it may be difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     BANK INSTRUMENTS. The Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     The Fund may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks. Accordingly, an investment in the Fund may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits and the possible imposition of foreign country withholding taxes on interest income.

     COMMERCIAL INSTRUMENTS. The Fund intends to invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

     PARTICIPATION INTERESTS. The Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company ("the Borrower"). The Fund generally will have no right directly to enforce compliance by the borrower with the terms of the credit agreement. Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, the Fund may be regarded as a member of the Participant and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

     MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

     Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

     The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Fund's assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by the Fund will vary from time to time.

     Municipal Securities also include the following securities:

          - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

          - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

          - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

          - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

     The Fund also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

     Subsequent to its purchase by the Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by the Fund. Neither event would require the Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, the Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

     Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

     Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

     The Fund may invest in securities which are insured by financial insurance companies. Since a limited number of entities provide such insurance, the Fund may invest more than 25% of its assets in securities insured by the same insurance company.

     Other Considerations. The ability of the Fund to achieve its investment objective depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Fund to meet their obligations for the payment of interest and principal when due. The securities in which the Fund invests may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

     There is a risk that some or all of the interest received by the Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service ("IRS").

     The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by the Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

     INVESTMENT GRADE DEBT OBLIGATIONS. The Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing investment grade debt securities on behalf of the Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

     LOWER RATED SECURITIES. Securities that receive a rating of Ba or BB or lower by Moody's, S&P and Fitch are considered below investment grade securities. Debt securities of below grade investment quality are commonly referred to as junk bonds. Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

     The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

     Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

     Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

     The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

     It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

     Descriptions of debt securities ratings are found in Appendix A.

     LIQUID ASSETS. For cash management purposes, the Fund may hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents (including shares of affiliated money market funds) or high-quality debt instruments. As a result, the Fund may not achieve its investment objective.

     Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

Other Investments

     OTHER INVESTMENT COMPANIES. The Fund may purchase shares of other investment companies. The Fund is prohibited under the 1940 Act from purchasing shares of other investment companies that have AIM as an investment advisor (the "AIM Funds"), absent an exemptive order from the SEC. The Fund has obtained such an exemptive order allowing it to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Fund.

     The following restrictions apply to investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These restrictions do not apply to the Fund's investments in Affiliated Money Market Funds, although such investments are subject to the 25% restriction discussed above.

     With respect to the Fund's purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

     EXCHANGE-TRADED FUNDS. Each Fund may purchase shares of exchange-traded funds ("ETFs"). Most ETFs are registered under the 1940 Act as investment companies. Therefore, a Fund's purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed above under "Other Investment Companies."

     ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETFs shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell EFT shares at their market price throughout the day.

     Investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate. In addition, shares of an ETF may trade at a market price that is less than their asset value and an active trading market in such shares may not develop or continue. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

     DEFAULTED SECURITIES. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Fund's operating expenses and adversely affect its net asset value. Any investments by the Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

     VARIABLE OR FLOATING RATE INSTRUMENTS. The Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by the Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of the Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Fund.

     INDEXED SECURITIES. The Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

     SYNTHETIC MUNICIPAL INSTRUMENTS. AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. The Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

     All synthetic municipal instruments must meet the minimum quality standards for the Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, AIM considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

     The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to the Fund on certain synthetic municipal instruments would be deemed to be taxable. The Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by the Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. The Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, the Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by the Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of the Fund until settlement. Absent extraordinary circumstances, the Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

     The Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if the Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase the Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. The Fund will employ techniques designed to reduce such risks. If the Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by the Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     SHORT SALES. The Fund intends from time to time to sell securities short. A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, the Fund must borrow the security from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short.

     To secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities equal to the difference between the current market value of the securities sold short and any cash or liquid securities deposited as collateral with the broker-dealer in connection with the short sale (including the proceeds of the short sale). As a result of these requirements, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest on the immobilized cash or liquid securities. The amounts deposited with the broker-dealer or segregated as described above do not have the effect of limiting the amount of money that the Fund may lose on a short sale.

     The Fund is said to have a short position in the securities sold short until it delivers to the broker-dealer the securities sold short, at which time the Fund receives the proceeds of the sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

     The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the Fund's investment in the security. For example, if the Fund purchases a $10 security, potential loss is limited to $10; however, if the Fund sells a $10 security short, it may have to purchase the security for return to the broker-dealer when the market value of that security is $50, thereby incurring a loss of $40.

     The Fund may also make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short "against the box", the Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for an equal amount of such securities. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

     Short sales and short sales "against the box" may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. There is no assurance that the Fund will be able to enter into such arrangements.

     See "Dividends, Distributions and Tax Matters - Tax Matters - Determination of Taxable Income of a Regulated Investment Company."

     MARGIN TRANSACTIONS. The Fund will not purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     INTERFUND LOANS. The Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and the Fund may borrow from other AIM Funds to the extent permitted under the Fund's investment restrictions. During temporary or emergency periods, the percentage of the Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, the Fund cannot make any additional investments. If the Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of its total assets, the Fund will secure all of its loans from other AIM Funds. The ability of the Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. The Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or Fund performance, or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. The Fund may lend portfolio securities to the extent of one-third of its total assets.

     The Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

     Any cash received as collateral for loaned securities will be invested, in accordance with the Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

     REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest. Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. The Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. In addition, although the Bankruptcy Code and other insolvency laws may provide certain protections for some types of repurchase agreements, if the seller of a repurchase agreement should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the value of the underlying security declines. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Fund may invest its cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by the Fund under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS. The Fund may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale by the Fund of securities to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Fund continues to receive interest and principal payments on the securities sold. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

     Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a reverse repurchase agreement, it will segregate liquid assets having a dollar value equal to the repurchase price, and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid, including repurchase agreements with remaining maturities in excess of seven (7) days. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

     Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review the Fund's holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

     As set forth below, the Fund may invest in the following: (i) forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments; and (ii) equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, the Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

     PUT AND CALL OPTIONS. The Fund may purchase and sell put and call options. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     The Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Pursuant to federal securities rules and regulations, if the Fund writes options, it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

     Writing Options. The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. The Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

     The Fund may write a put option without owning the underlying security if it covers the option as described in the section "Cover." The Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If an option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

     Purchasing Options. The Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     The Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     Pursuant to federal securities rules and regulations, if the Fund writes index options, it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover".

     STRADDLES. The Fund may, for hedging purposes, write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     WARRANTS. The Fund may purchase warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

     Futures Contracts and Options on Futures Contracts. The Fund may purchase futures contracts and options on futures contracts.

     A futures contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

     The Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     The Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     The Fund will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," received from or paid to the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     If the Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that the Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

     Pursuant to federal securities rules and regulations, the Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     FORWARD CURRENCY CONTRACTS. The Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. The Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     The Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When the Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, the Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by the Fund) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the Fund do not expose the Fund to an obligation to another party, but rather provide the Fund with a right to exercise, the Fund intends to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of the Fund's assets are used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Fund of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's or the Sub-Advisor's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM and the Sub-Advisor are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

     (5) As described above, the Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUND/ADVISOR. The Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds;
(ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Fund will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

FUND POLICIES

     FUNDAMENTAL RESTRICTIONS. The Fund is subject to the following investment restrictions, which may be changed only by a vote of the Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of
(i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

     (1) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

     (2) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

     (3) The Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign companies principally engaged in the real estate industry and other real estate related investments. For purposes of the Fund's fundamental restriction regarding industry concentration, companies principally engaged in the real estate industry shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, financing, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that either own property or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry. Other real estate related investments may include but are not limited to commercial or residential mortgage backed securities, commercial property whole loans, and other types of equity and debt securities related to the real estate industry.

     (4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     (5) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

     (6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

     (7) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

     The investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Fund has this flexibility, the Board has adopted non-fundamental restrictions for the Fund relating to certain of these restrictions which AIM and the Fund's sub-advisor must follow in managing the Fund. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to the Fund. They may be changed for the Fund without approval of the Fund's voting securities.

     (1) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (2) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (3) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (4) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     (5) The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     ADDITIONAL NON-FUNDAMENTAL POLICY. As a non-fundamental policy:

     The Fund normally invests at least 80% of its assets in equity and debt securities of companies principally engaged in the real estate industry and other real-estate related investments. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. The Fund may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

PORTFOLIO TURNOVER

     The Fund engages in trading when the Sub-Advisor has concluded that the sale of a security owned by the Fund and/or the purchase of another security can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with the Fund's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings (the "Holdings Disclosure Policy"). AIM and the Board may amend the Holdings Disclosure Policy at any time without prior notice. Details of the Holdings Disclosure Policy and a description of the basis on which employees of AIM and its affiliates may release information about portfolio securities in certain contexts are provided below.

     PUBLIC RELEASE OF PORTFOLIO HOLDINGS. The Fund discloses the following portfolio holdings information on http://www.aiminvestments.com(1):

                                     APPROXIMATE DATE OF        INFORMATION REMAINS
           INFORMATION                 WEBSITE POSTING           POSTED ON WEBSITE
--------------------------------   -----------------------   ------------------------
Top ten holdings as of month-end   15 days after month-end   Until replaced with the
                                                             following month's top
                                                             ten holdings

Select holdings included in the    29 days after calendar    Until replaced with the
Fund's Quarterly Performance       quarter-end               following quarter's
Update                                                       Quarterly Performance
                                                             Update

Complete portfolio holdings as     30 days after calendar    For one year
of calendar quarter-end            quarter-end

Complete portfolio holdings as     60-70 days after fiscal   For one year
of fiscal quarter-end              quarter-end

----------
(1) To locate a Fund's portfolio holdings information on http://www.aiminvestments.com, click on the Products and Performance tab, then click on the Mutual Funds link, then click on the Fund Overview link and select the Fund from the drop-down menu. Links to the Fund's portfolio holdings are located in the upper right side of this website page.

     These holdings are listed along with the percentage of the Fund's net assets they represent. Generally, employees of AIM and its affiliates may not disclose such portfolio holdings until one day after they have been posted on http://www.aiminvestments.com. You may also obtain the publicly available portfolio holdings information described above by contacting us at 1-800-959-4246.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides such selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the Fund and AIM or its affiliates brought to the Board's attention by AIM.

     AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

     AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Fund.

     The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in the Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Fund, and the Fund's Sub-Advisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day to day operations of the Fund.

     From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Fund's portfolio securities or may state that the Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed on the website. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Fund, shareholders in the Fund, persons considering investing in the Fund or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which AIM or its affiliates provides or may provide investment advisory services. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about the Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of the Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of the Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Fund's portfolio securities. AIM does not enter into formal Non-disclosure Agreements in connection with these situations; however, the Fund would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

     DISCLOSURE OF PORTFOLIO HOLDINGS OF OTHER AIM-MANAGED PRODUCTS. AIM and its affiliates manage products sponsored by companies other than AIM, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to certain AIM Funds (as defined herein) and thus have similar portfolio holdings. The sponsors of these other products managed by AIM and its affiliates may disclose the portfolio holdings of their products at different times than AIM discloses portfolio holdings for the AIM Funds.

     AIM provides portfolio holdings information for portfolios of AIM Variable Insurance Funds (the "Insurance Funds") to insurance companies whose variable annuity and variable life insurance accounts invest in the Insurance Funds ("Insurance Companies"). AIM may disclose portfolio holdings information for the Insurance Funds to Insurance Companies with which AIM has entered into Non-disclosure Agreements up to five days prior to the scheduled dates for AIM's disclosure of similar portfolio holdings information for other AIM Funds on http://www.aiminvestments.com. AIM provides portfolio holdings information for the Insurance Funds to such Insurance Companies to allow them to disclose this information on their websites at approximately the same time that AIM discloses portfolio holdings information for the other AIM Funds on its website. AIM manages the Insurance Funds in a similar fashion to certain other AIM Funds and thus the Insurance Funds and such other AIM Funds have similar portfolio holdings. AIM does not disclose the portfolio holdings information for the Insurance Funds on its website, and not all Insurance Companies disclose this information on their websites.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The Trustees have the authority to take all actions necessary in connection with the business affairs of the Trust. The Trustees, among other things, approve the investment objectives, policies and procedures for the Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Funds, including the Funds' investment advisers, administrator, transfer agent, distributor and custodians. The Trustees are responsible for selecting these service providers, and approving the terms of their contracts with the Funds. On an ongoing basis, the Trustees exercise general oversight of these service providers.

     Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee, and the Special Market Timing Litigation Committee (the "Committees").

     The members of the Audit Committee are James T. Bunch, Dr. Prema Mathai-Davis, Lewis F. Pennock, Dr. Larry Soll, Raymond Stickel, Jr. (Chair) and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent registered public accountant's qualifications, independence and performance; (ii) appoint independent registered public accountants for the Fund; (iii) pre-approve all permissible audit and non-audit services that are provided to the Fund by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund's independent registered public accountants to the Fund's investment adviser and certain other affiliated entities; (v) oversee the financial reporting process for the Fund;
(vi) prepare an audit committee report for inclusion in any proxy statement issued by a Fund to the extent required by Regulation 14A under the Exchange Act; (vii) assist the Board's oversight of the performance of the Fund's internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Fund's financial statements; and (ix) assist the Board's oversight of the Fund's compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2005, the Audit Committee held seven meetings.

     The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Fund's Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Fund's Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO

Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (iv) reviewing all reports on compliance matters from the Fund's Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Fund or its service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by the AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2005, the Compliance Committee held seven meetings.

     The members of the Governance Committee are Bob R. Baker, Jack M. Fields (Vice Chair), and Messrs. Bayley, Crockett and Dowden (Chair). The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Fund that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2005, the Governance Committee held seven meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of the Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

     The members of the Investments Committee are Carl Frischling, Robert H. Graham, Philip A. Taylor and Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Pennock, Soll, Stickel, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory, sub-advisory and distribution arrangements for the Fund, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements. During the fiscal year ended December 31, 2005, the Investments Committee held seven meetings.

     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Fund that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly;
(iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll, and Taylor and Miss Quigley (Chair). The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Fund and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and
(vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended December 31, 2005, the Valuation Committee held three meetings.

     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and
(iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2005, the Special Market Timing Litigation Committee held three meetings.

Trustee Ownership of Fund Shares

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix C.

Approval of Investment Advisory Agreement

     The Board oversees the management of the Fund and, as required by law, determines whether to approve the Fund's advisory agreement with AIM. Based upon the recommendation of the Investments Committee of the Board, at a meeting held on September 19, 2006, the Board, including all of the independent trustees, approved the initial advisory agreement (the "Advisory Agreement") between the Fund and AIM for an initial period ending June 30, 2007.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on September 19, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors. The discussion below serves as a summary of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Fund's Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Fund's Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Fund's Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

          - The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate. The Board also noted that AIM currently is providing services to AIM Select Real Estate Income Fund, a closed-end fund which is proposed to be reorganized as the Fund (the "Predecessor Fund"), in accordance with the terms of the Predecessor Fund's Advisory Agreement.

          - The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate. The Board also noted that AIM currently is providing satisfactory services to the Predecessor Fund in accordance with the terms of the Predecessor Fund's Advisory Agreement.

          - The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund. However, the Board reviewed the performance of the Predecessor Fund (at net asset value) during the past one and three calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Predecessor Fund. The Board noted that the Predecessor Fund's performance (at net asset value) in such periods was below the median performance of such comparable funds. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to approve the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Predecessor Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund.

          - The performance of the Fund relative to indices. Not applicable because this is a New Fund. However, the Board reviewed the performance of the Predecessor Fund (at net asset value) during the past one and three calendar years against the performance of the MSCI U.S. REIT Index. The Board noted that the Predecessor Fund's performance was below the performance of such Index for the one year period and comparable to such Index for the three year period. The Board also noted that the performance of such Index does not reflect fees, while the performance of the Predecessor Fund does reflect fees. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to approve the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Predecessor Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund.

          - Meeting with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.

          - Overall performance of AIM. Not applicable because this is a new Fund. However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Predecessor Fund and other mutual funds advised by AIM and concluded that such performance was satisfactory.

          - Fees relative to those clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board noted that this rate was
               (i) below the effective advisory fee rate (before waivers) for one mutual fund advised by AIM with investment strategies comparable to those of the Fund and the same as the effective advisory fee rate (before waivers) for a second mutual fund advised by AIM with investment strategies comparable to those of the Fund; (ii) below the effective advisory fee rate (before waivers) for one variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; and (iii) above the effective sub-advisory fee rate for a variable insurance fund sub-advised by an AIM affiliate and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although the total advisory fees for such variable insurance fund were comparable to those for the Fund. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

          - Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared contractual advisory fee rates at a common asset level as of June 30, 2006 and noted that the Fund's rate was at the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

          - Expense limitations and fee waivers. The Board noted that there were no fee waivers or expense limitations currently in effect for the Fund. The Board concluded that no such waivers or limitations were necessary at this time because the Fund's overall expense ratio was comparable to the median expense ratio of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed.

          - Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it contains seven breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund's asset levels upon the reorganization of the Predecessor Fund as the Fund and the way in which the advisory fee breakpoints have been structured, the Fund would benefit from the breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

          - Investments in affiliates money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

          - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Predecessor Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

          - Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

          - AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

          - Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM, the Predecessor Fund and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services to the Predecessor Fund.

          - Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the Advisory Agreement for the Fund.

Approval of Sub-Advisory Agreement

     The Board oversees the management of the Fund and, as required by law, determines whether to approve the Fund's sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board, at a meeting held on September 19, 2006, the Board, including all of the independent trustees, approved the sub-advisory agreement (the "Sub-Advisory Agreement") between INVESCO Institutional and AIM with respect to the Fund for an initial period ending June 30, 2007.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on September 19, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors. The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

          - The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate. The Board also noted that the Sub-Advisor currently is providing services to the Predecessor Fund in accordance with the terms of the Predecessor Fund's Sub-Advisory Agreement.

          - The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate. The Board also noted that the Sub-Advisor currently is providing satisfactory services to the Predecessor Fund in accordance with the terms of the Predecessor Fund's Sub-Advisory Agreement.

          - The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund. However, the Board reviewed the performance of the Predecessor Fund (at net asset value) during the past one and three calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Predecessor Fund. The Board noted that the Predecessor Fund's performance (at net asset value) in such periods was below the median performance of such comparable funds. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to approve the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Predecessor Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund.

          - The performance of the Fund relative to indices. Not applicable because this is a New Fund. However, the Board reviewed the performance of the Predecessor Fund (at net asset value) during the past one and three calendar years against the performance of the MSCI U.S. REIT Index. The Board noted that the Predecessor Fund's performance was below the performance of such Index for the one year period and comparable to such Index for the three year period. The Board also noted that the performance of such Index does not reflect fees, while the performance of the Predecessor Fund does reflect fees. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to approve the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Predecessor Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund.

          - Meeting with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Sub-Advisory Agreement.

          - Overall performance of the Sub-Advisor. Not applicable because this is a new Fund. However, the Board considered the overall performance of the Sub-Advisor in providing investment advisory services to the Predecessor Fund and concluded that such performance was satisfactory.

          - Fees relative to those clients of the Sub-Advisor with comparable investment strategies. The Board reviewed the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement and the sub-advisory fees paid thereunder. The Board noted that this rate was (i) comparable to the sub-advisory fee rate for one mutual fund sub-advised by the Sub-Advisor with investment strategies comparable to those of the Fund and the same as the sub-advisory fee rate for a second mutual fund sub-advised by the Sub-Advisor with investment strategies comparable to those of the Fund; (ii) the same as the sub-advisory fee rate for one variable insurance fund sub-advised by the Sub-Advisor and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; and (iii) below the sub-advisory fee rate for one variable insurance fund sub-advised by the Sub-Advisor and offered to insurance company separate accounts with investment strategies comparable to those of the Fund. The Board also considered the services to be provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement and the services to be provided by AIM pursuant to the Advisory Agreement, as well as the allocation of fees between AIM and the Sub-Advisor pursuant to the Sub-Advisory Agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Sub-Advisor, and that AIM and the Sub-Advisor are affiliates. Based on this review, the Board concluded that the sub-advisory fee rate under the Sub-Advisory Agreement was fair and reasonable.

          - Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Predecessor Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

          - The Sub-Advisor's financial soundness in light of the Fund's needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005 is found in Appendix D.

Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

     The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payment based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case the annual retirement benefit is subject to a reduction for early payment.

Deferred Compensation Agreements

     Messrs. Crockett, Edward K. Dunn, Jr. (a former trustee), Fields, Frischling, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

     The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Fund, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares - Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund
- Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

     AIM, the Trust, AIM Distributors and INVESCO Institutional have adopted Codes of Ethics which apply to all AIM Fund trustees and officers, and employees of AIM and its subsidiaries, and INVESCO Institutional and govern, among other things, personal trading activities of such persons. The Codes of Ethics are intended to address conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds -- Registered Trademark --. Personal trading, including personal trading involving securities that may be purchased or held by a fund within The AIM Family of Funds -- Registered Trademark --, is permitted under the Codes subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Fund's investment Sub-Advisor. AIM and the Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of the Fund's proxy voting record.

     Information regarding how the Fund will vote proxies related to its portfolio securities during the 12 months ended June 30, 2007 will be available at our website, http://www.aiminvestments.com. This information will also be available at the SEC website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Funds and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     AIM, the Fund's investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. The Master Investment Advisory Agreement (the "Advisory Agreement") provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Fund. The investment advisory services of AIM and the investment sub-advisory services of the Sub-Advisor are not exclusive and AIM and the Sub-Advisor are free to render investment advisory services to others, including other investment companies.

     AIM is also responsible for furnishing to the Fund, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

     AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from the Fund calculated at the following annual rates indicated in the second column below, based on the average daily net assets of the Fund during the year:

                                                ANNUAL RATE/NET
FUND NAME                               ASSETS PER ADVISORY AGREEMENTS
---------                            ------------------------------------
AIM Select Real Estate Income Fund   0.75% of the first $250 million
                                     0.74% of the next $250 million
                                     0.73% of the next $500 million
                                     0.72% of the next $1.5 billion
                                     0.71% of the next $2.5 billion
                                     0.70% of the next $2.5 billion
                                     0.69% of the next $2.5 billion
                                     0.68% of the excess over $10 billion

     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM and the Fund.

     AIM has voluntarily agreed to waive a portion of advisory fees payable by the Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of the Fund's Investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Fund and Its Investments and Risks - Investment Strategies and Risks - Other Investments
- Other Investment Companies."

INVESTMENT SUB-ADVISOR

     AIM has entered into a Sub-Advisory Agreement with INVESCO Institutional to provide investment sub-advisory services to the Fund.

     INVESCO Institutional is registered as an investment advisor under the Advisers Act. INVESCO Institutional is responsible for the Fund's day-to-day management including the Fund's investment decisions and the execution of securities transaction with respect to the Fund.

     AIM and INVESCO Institutional are indirect wholly owned subsidiaries of AMVESCAP.

     For the services to be rendered by INVESCO Institutional under the Sub-Advisory Agreement, the Advisor will pay the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. (See "Computation of Net Asset Value.") On an annual basis, the sub-advisory fee is equal to 0.40% of the Advisor's compensation of the sub-advised assets per year, for the Fund.

     The management fees payable by the Closed-End Fund, the amounts waived by AIM and the net fee paid by the Closed-End Fund for the last three fiscal years ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

Portfolio Managers

     Appendix G contains the following information regarding the portfolio managers identified in the Fund's prospectus:

          -    The dollar range of the manager's investments in the Fund.

          -    A description of the manager's compensation structure.

          - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Securities Lending Arrangements

     If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

     Administrative services fees paid to AIM by the Closed-End Fund for the last three fiscal years ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.

     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain services related to the servicing of shareholders of the Fund. Other such services may be delegated or sub-contracted to third party intermediaries. For servicing accounts holding Class A, A3, B, C, P, R, AIM Cash Reserve and Investor Class Shares, the TA Agreement provides that the Trust, on behalf of the Funds, will pay AIS an annual fee rate per open shareholder account plus certain out of pocket expenses. This fee is paid monthly at the rate of 1/12 of the annual rate and is based upon the number of open shareholder accounts during each month. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Fund, subject to certain limitations approved by the Board of the Trust. These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments" below.

     For servicing accounts holding Institutional Class Shares, the TA Agreement provides that the Trust, on behalf of the Fund, will pay AIS a fee equal to $2.00 per trade executed, to be billed monthly plus certain out-of-pocket expenses. In addition, all fees payable by AIS or its affiliates to third party intermediaries who service accounts pursuant to sub-transfer agency, omnibus account services and sub-accounting agreements are charged back to the Fund, subject to certain limitations approved by the Board of the Trust (including a limitation on the amount of any fee payable to an intermediary of 0.10% of the average net assets held in accounts serviced by such intermediary). These payments are made in consideration of services that would otherwise be provided by AIS if the accounts serviced by such intermediaries were serviced by AIS directly. For more information regarding such payments to intermediaries, see the discussion under "Administrative and Processing Support Payments," below.

     CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Fund. JPMorgan Chase Bank of Texas, N.A., 712 Main Street, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Fund. The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, also serves as sub-custodian to facilitate cash management.

     The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under its contract with the Trust, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolio of the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Fund's independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The Audit Committee of the Board appointed PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, TX 77002, as the independent registered public accounting firm to audit the financial statements of the Fund for the fiscal year ending December 31, 2006. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

     AIM or the Sub-Advisor makes decisions to buy and sell securities for the Fund, selects broker-dealers (each, a "Broker"), effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Fund) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions paid by the Closed-End Fund during the last three fiscal years ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

COMMISSIONS

     Brokerage commission paid by the Closed-End Fund to Brokers affiliated with the Closed-End Fund, AIM, AIM Distributors, or any affiliates of such entities during the last three fiscal years ended December 31 will be included in this Statement of Additional Information at the effective time of the Reorganization.

     The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     AIM's primary consideration in selecting Brokers to execute portfolio transactions for the Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for the Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for the Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Fund, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Fund and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, the Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

     AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing such Fund.

     AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

     3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management,

          Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Fund and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Fund and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Fund and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to AIM through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

     AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Fund. However, the Fund is not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Fund is not reduced because AIM receives such services. To the extent the Fund's portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Fund might exceed those that might otherwise have been paid.

     AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

     Directed brokerage (research services) paid by the Closed-End Fund during the last fiscal year ended December 31, 2006 will be included in this Statement of Additional Information as of the effective time of the Reorganization.

REGULAR BROKERS

     Information concerning the Closed-End Fund's acquisition of securities of its regular Brokers during the last fiscal year ended December 31, 2006 will be included in this Statement of Additional Information as of the effective time of the Reorganization.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by one of the AIM Funds and by another fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF EQUITY INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity IPOs. Purchases of equity IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. AIM shall combine indications of interest for equity IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, AIM shall allocate such transactions in accordance with the following procedures:

     AIM or the sub-advisor will determine the eligibility of each AIM Fund and account that seeks to participate in a particular equity IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. AIM will allocate equity securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.

     INVESCO Institutional allocates equity IPOs on a pro rata basis based on account size or in such other manner believed by INVESCO Institutional to be fair and equitable.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

TRANSACTIONS THROUGH FINANCIAL INTERMEDIARIES

     If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank (including a bank trust department), an insurance company separate account, an investment advisor, an administrator or trustee of a retirement plan or a qualified tuition plan or a sponsor of a fee-based program that maintains a master account (an omnibus account) with the Fund for trading on behalf of its customers, different guidelines, conditions and restrictions may apply than if you held your shares of the Fund directly. These differences may include, but are not limited to: (i) different eligibility standards to purchase and sell shares, different eligibility standards to invest in funds with limited offering status and different eligibility standards to exchange shares by telephone; (ii) different minimum and maximum initial and subsequent purchase amounts; (iii) system inability to provide Letter of Intent privileges; and (iv) different annual amounts (less than 12%) subject to withdrawal under a Systematic Redemption Plan without being subject to a contingent deferred sales charge. The financial intermediary through whom you are investing may also choose to adopt different exchange and/or transfer limit guidelines and restrictions, including different trading restrictions designed to discourage excessive or short-term trading. The financial intermediary through whom you are investing may also choose to impose a redemption fee that has different characteristics, which may be more or less restrictive, than the redemption fee currently imposed on certain Funds.

     If the financial intermediary is managing your account, you may also be charged a transaction or other fee by such financial intermediary, including service fees for handling redemption transactions. Consult with your financial intermediary (or, in the case of a retirement plan, your plan sponsor) to determine what fees, guidelines, conditions and restrictions, including any of the above, may be applicable to you.

PURCHASE AND REDEMPTION OF SHARES

     Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AM Money Market Fund

     INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of four categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

     Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

     AIM Advantage Health Sciences Fund
     AIM Asia Pacific Growth Fund
     AIM Basic Balanced Fund
     AIM Basic Value Fund
     AIM Capital Development Fund
     AIM Charter Fund
     AIM China Fund
     AIM Conservative Allocation Fund
     AIM Constellation Fund
     AIM Developing Markets Fund
     AIM Diversified Dividend Fund
     AIM Dynamics Fund
     AIM Energy Fund
     AIM European Growth Fund
     AIM European Small Company Fund
     AIM Financial Services Fund
     AIM Global Aggressive Growth Fund
     AIM Global Equity Fund
     AIM Global Growth Fund
     AIM Global Health Care Fund
     AIM Global Real Estate Fund
     AIM Global Value Fund
     AIM Gold & Precious Metals Fund
     AIM Growth Allocation Fund
     AIM Income Allocation Fund
     AIM International Allocation Fund

     AIM International Core Equity Fund
     AIM International Growth Fund
     AIM International Small Company Fund
     AIM Japan Fund
     AIM Large Cap Basic Value Fund
     AIM Large Cap Growth Fund
     AIM Leisure Fund
     AIM Mid Cap Basic Value Fund
     AIM Mid Cap Core Equity Fund
     AIM Moderate Allocation Fund
     AIM Moderate Growth Allocation Fund
     AIM Moderately Conservative Allocation Fund
     AIM Multi-Sector Fund
     AIM Opportunities I Fund
     AIM Opportunities II Fund
     AIM Opportunities III Fund
     AIM Real Estate Fund
     AIM Select Equity Fund
     AIM Select Real Estate Income Fund
     AIM Small Cap Equity Fund
     AIM Small Cap Growth Fund
     AIM Structured Core Fund
     AIM Structured Growth Fund
     AIM Structured Value Fund
     AIM Summit Fund
     AIM Technology Fund
     AIM Trimark Endeavor Fund
     AIM Trimark Fund
     AIM Trimark Small Companies Fund
     AIM Utilities Fund

                                                  Dealer Investor's
                                                    Sales Charge            Concession
                                             --------------------------   -------------
                                                  As a          As a           As a
                                               Percentage    Percentage     Percentage
                                             of the Public   of the Net   of the Public
                                                Offering       Amount        Offering
Amount of Investment in Single Transaction       Price        Invested        Price
------------------------------------------   -------------   ----------   -------------
             Less than $   25,000                5.50%          5.82%         4.75%
$ 25,000 but less than $   50,000                5.25           5.54          4.50
$ 50,000 but less than $  100,000                4.75           4.99          4.00
$100,000 but less than $  250,000                3.75           3.90          3.00
$250,000 but less than $  500,000                3.00           3.09          2.50
$500,000 but less than $1,000,000                2.00           2.04          1.60

CATEGORY II FUNDS

     AIM High Income Municipal Fund
     AIM High Yield Fund
     AIM Income Fund
     AIM Intermediate Government Fund
     AIM International Bond Fund
     AIM Municipal Bond Fund
     AIM Total Return Bond Fund

                                                                              Dealer
                                               Investor's Sales Charge      Concession
                                             --------------------------   -------------
                                                  As a          As a           As a
                                               Percentage    Percentage     Percentage
                                             of the Public   of the Net   of the Public
                                                Offering       Amount        Offering
Amount of Investment in Single Transaction       Price        Invested        Price
------------------------------------------   -------------   ----------   -------------
             Less than $   50,000                4.75%          4.99%         4.00%
$ 50,000 but less than $  100,000                4.00           4.17          3.25
$100,000 but less than $  250,000                3.75           3.90          3.00
$250,000 but less than $  500,000                2.50           2.56          2.00
$500,000 but less than $1,000,000                2.00           2.04          1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                              Dealer
                                               Investor's Sales Charge      Concession
                                             --------------------------   -------------
                                                  As a          As a           As a
                                               Percentage    Percentage     Percentage
                                             of the Public   of the Net   of the Public
                                                Offering       Amount        Offering
Amount of Investment in Single Transaction       Price        Invested        Price
------------------------------------------   -------------   ----------   -------------
             Less than $  100,000                1.00%          1.01%         0.75%
$100,000 but less than $  250,000                0.75           0.76          0.50
$250,000 but less than $1,000,000                0.50           0.50          0.40

     As of the close of business on October 30, 2002, Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

CATEGORY IV FUNDS

AIM Enhanced Short Bond Fund
AIM Floating Rate Fund
AIM Short Term Bond Fund

                                                                              Dealer
                                               Investor's Sales Charge      Concession
                                             --------------------------   -------------
                                                  As a          As a           As a
                                               Percentage    Percentage     Percentage
                                             of the Public   of the Net   of the Public
                                                Offering       Amount        Offering
Amount of Investment in Single Transaction       Price        Invested        Price
------------------------------------------   -------------   ----------   -------------
             Less than $  100,000                2.50%          2.56%         2.00%
$100,000 but less than $  250,000                2.00           2.04          1.50
$250,000 but less than $  500,000                1.50           1.52          1.25
$500,000 but less than $1,000,000                1.25           1.27          1.00

     LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II, III or IV Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, III or IV Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. However, if an investor makes a Large Purchase of Class A shares of a Category I, II or IV Fund, each share will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares by investors who were Class K shareholders of record on October 21, 2005 are not subject to a CDSC.

     AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

     PURCHASES OF CLASS A SHARES BY NON-RETIREMENT PLANS. AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I, II or IV Funds by investors other than: (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

                              PERCENT OF PURCHASES

1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million

     If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

     If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

     If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I, II or IV Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I, II or IV Funds received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

     PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. For purchases of Class A shares of Category I, II and IV Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):

                              PERCENT OF PURCHASES

0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million

     This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c) (3) of the Code.

     A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of

1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

     With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

     PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

DEFINITIONS

     As used herein, the terms below shall be defined as follows:

     - "Individual" refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

     -    "Spouse" is the person to whom one is legally married under state law;

     - "Domestic Partner" is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

     - "Child" or "Children" include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

     -    "Parent" is a person's biological or adoptive mother or father;

     - "Step-child" is the child of one's Spouse by a previous marriage or relationship;

     -    "Step-parent" is the Spouse of a Child's Parent; and

     - "Immediate Family" includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

INDIVIDUALS

     - an Individual (including his or her spouse or domestic partner, and children);

     - a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

     - a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

     - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

          a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

          b. each transmittal is accompanied by a single check or wire transfer; and

          c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

     HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

     A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI. Employer-sponsored retirement plans, with the exception of Solo 401(k) plans and SEP plans, are not eligible for a LOI.

     The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     - If a purchaser wishes to revise the LOI investment amount upward, he, she or it may submit a written and signed request at anytime prior to the completion of the original LOI. This revision will not change the original expiration date.

     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     - Shareholders of AIM Basic Balanced Fund, AIM Developing Markets Fund, AIM Global Aggressive Growth Fund, AIM Global Equity Fund, AIM Global Growth Fund, AIM Global Health Care Fund and AIM Real Estate Fund who have a Letter of Intent in place as of November 1, 2005, will be able to complete the Letter of Intent under the current pricing schedule, and future Letters of Intent or subsequent purchases will be subject to the Category I pricing.

     Canceling the LOI

     - If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors or its designee.

     - If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

     The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

     All LOIs to purchase $1,000,000 or more of Class A Shares of Category I, II and IV Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

     A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

     If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

     To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

     Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

     If an investor's new purchase of Class A shares of a Category I, II or IV Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period.

     OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

     Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

     PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. It is the purchasers' responsibilities to notify AIM Distributors or its designee of any qualifying relationship at the time of purchase.

     AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

     Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     -    AIM Management and its affiliates, or their clients;

     - Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds, -- Registered Trademark -- and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

     - Any current or retired officer, director, or employee (and members of their Immediate Family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     - Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

     -    Purchases through approved fee-based programs;

     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:

               a.   a plan's assets are at least $1 million;

               b. there are at least 100 employees eligible to participate in the plan; or

               c. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code;

     - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares and who purchase additional shares of the AIM Constellation Fund or AIM Charter Fund, respectively;

     - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     - Shareholders of the former GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     -    Shareholders of Investor Class shares of an AIM Fund;

     -    Qualified Tuition Programs created and maintained in accordance with
          Section 529 of the Code;

     -    Insurance company separate accounts;

     - Additional purchases of Class A shares by shareholders of record of Class K shares on October 21, 2005 whose Class K shares were converted to Class A shares;

     - Retirement plan established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account) if:

               a. such plan is funded by a rollover of assets from an Employer-Sponsored Retirement Plan;

               b. the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof; and

               c. the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover distribution funding such rollover originated, or an affiliate thereof.

     - Transfers to IRAs that are attributable to AIM Fund investments held in 403(b)(7)s, SIMPLEs, SEPs, SARSEPs, Traditional or Roth IRAs; and

     - Rollovers from AIM-held 403(b)(7)s, 401(K)s, SEPs, SIMPLEs, SARSEPs, Money Purchase Plans, and Profit Sharing Plans if the assets are transferred to an AIM IRA.

In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     -    the reinvestment of dividends and distributions from a Fund;

     - exchanges of shares of certain Funds, as more fully described in the Prospectus;

     - the purchase of shares in connection with the repayment of a retirement plan loan administered by AIS;

     -    a merger, consolidation or acquisition of assets of a Fund; or

     - the purchase of Class A shares with proceeds from the redemption of Class B or Class C shares where the redemption and purchase are effectuated on the same business day.

     PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

     The financial advisor through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution fees discussed above. In addition to those payments, AIM Distributors or one or more of its corporate affiliates (collectively, the "ADI Affiliates") may make additional cash payments to financial advisors in connection with the promotion and sale of shares of AIM funds. ADI Affiliates make these payments from their own resources, from AIM Distributors' retention of underwriting concessions and from payments to AIM Distributors under Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial advisor may receive payments under more than one or all categories. Most financial advisors that sell shares of AIM funds receive one or more types of these cash payments. Financial advisors negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial advisor to another. ADI Affiliates do not make an independent assessment of the cost of providing such services.

     In this context, "financial advisors" include any broker, dealer, bank (including bank trust departments), transfer agent, registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with ADI Affiliates. A list of certain financial advisors that received one or more types of payments below during the 2005 calendar year is attached hereto as Appendix H. This list is not necessarily current and will change over time. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below. Accordingly, please contact your financial advisor to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

     REVENUE SHARING PAYMENTS. ADI Affiliates make revenue sharing payments as incentives to certain financial advisors to promote and sell shares of AIM funds. The benefits ADI Affiliates receive when they make these payments include, among other things, placing AIM funds on the financial advisor's funds sales system, placing AIM funds on the financial advisor's preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial advisor's sales force or to the financial advisor's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the financial advisor for including AIM funds in its fund sales system (on its "sales shelf"). ADI Affiliates compensate financial advisors differently depending typically on the level and/or type of considerations provided by the financial advisor. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisor programs - some of which may generate certain other payments described below.)

     The revenue sharing payments ADI Affiliates make may be calculated on sales of shares of AIM funds ("Sales-Based Payments"), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the financial advisor during the particular period. Such payments also may be calculated on the average daily net assets of the applicable AIM funds attributable to that particular financial advisor ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make new sales of shares of AIM funds and Asset-Based Payments primarily create incentives to retain previously sold shares of AIM funds in investor accounts. ADI Affiliates may pay a financial advisor either or both Sales-Based Payments and Asset-Based Payments.

     With respect to Institutional Class shares, the Asset-Based Payments ADI Affiliates make shall not exceed 0.10% per annum of those assets during a defined period. Asset-Based Payments primarily create incentives to retain previously sold shares of AIM Funds in investor accounts.


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     ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets or $19 per annum per shareholder account. ADI Affiliates also may make payments to certain financial advisors that sell AIM Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that ADI Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial advisor, payment of networking fees of up to $12 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial advisor's mutual fund trading systems.

     With respect to Institutional Class shares, ADI Affiliates also may make payments to certain financial advisors that sell AIM fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.10% of average annual assets.

     All fees payable by ADI Affiliates pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement are charged back to the AIM Funds, subject to certain limitations approved by the Board of the Trust.

     OTHER CASH PAYMENTS. From time to time, ADI Affiliates, at their expense, may provide additional compensation to financial advisors which sell or arrange for the sale of shares of the Fund. Such compensation provided by ADI Affiliates may include financial assistance to financial advisors that enable ADI Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial advisor-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD, Inc. ("NASD"). ADI Affiliates make payments for entertainment events it deems appropriate, subject to ADI Affiliates guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

     ADI Affiliates are motivated to make the payments described above since they promote the sale of AIM fund shares and the retention of those investments by clients of financial advisors. To the extent financial advisors sell more shares of AIM funds or retain shares of AIM funds in their clients' accounts, ADI Affiliates benefit from the incremental management and other fees paid to ADI Affiliates by the AIM funds with respect to those assets.

     In certain cases these payments could be significant to the financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in the prospectus. You can ask your financial advisor about any payments it receives from ADI Affiliates or the AIM funds, as well as about fees and/or commissions it charges.

Purchases of Class B Shares

     Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.


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

Purchases of Class C Shares

     Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Enhanced Short Bond Fund and AIM Short Term Bond Fund) at the time of such sales. Payments with respect to Funds other than AIM Floating Rate Fund will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. Payments with respect to AIM Floating Rate Fund will equal 0.75% of the purchase price and will consist of a sales commission of 0.50% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

Class K Shares

     Class K shares converted to Class A shares at the close of business on October 21, 2005. If AIM Distributors paid a concession at the time of sale to the dealer of record, the Class K shares were subject to a 0.70% CDSC at the time of redemption if all retirement plan assets were redeemed within one year from the date of the retirement plan's initial purchase. This CDSC will continue to apply if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

Payments with Regard to Class K Shares

     For Class A shares acquired by a former Class K shareholder (i) as a result of a fund merger; or (ii) as a result of the conversion of Class K shares into Class A shares on October 21, 2005, AIM Distributors will pay financial intermediaries 0.45% on such Class A shares as follows: (i) 0.25% from the Class A shares' Rule 12b-1 plan fees; and (ii) 0.20% from AIM Distributors' own resources provided that, on an annualized basis for 2005 as of October 21, 2005, the 0.20% exceeds $2,000 per year.

Purchase and Redemption of Class P Shares

     The AIM Summit Fund's prospectus provides for a limited group of individuals (certain individuals employed by or otherwise affiliated with the AIM Distributors) to purchase Class P shares of the AIM Summit Fund directly at net asset value. Investors in the Summit Plans also acquire direct ownership of Class P shares of the AIM Summit Fund upon the termination or completion of their periodic payment plans.

     Shareholder inquiries concerning the status of an account in Class P shares of the AIM Summit Fund should be directed to AIS by calling (800) 959-4246

Purchases of Class R Shares

     Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I, II or IV Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:


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                         PERCENT OF CUMULATIVE PURCHASES

0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million

     With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

     Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual service fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

     Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

     TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

     EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received in good order prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

     GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received in good order. Such


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an arrangement is subject to timely receipt by AIS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge and any applicable redemption fee) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

     REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

     SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

     Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

     Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

     A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I, II and IV Funds, upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. See the Prospectus for additional information regarding CDSCs.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, III or IV Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:


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     -    Redemptions of shares of Category I, II or IV Funds, held more than 18 months;

     - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

     -    Redemptions from private foundations or endowment funds;

     - Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

     - Redemptions of shares of Category I, II, III or IV Funds and AIM Cash Reserve Shares of AIM Money Market Fund, and shares of AIM Enhanced Short Bond Fund, AIM Floating Rate Fund or AIM Short Term Bond acquired by exchange from Class A shares of a Category I, II or IV Fund unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchanges of Category I, II or IV Fund;

     - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

     - Redemptions of shares of Category I, II or IV Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I, II or IV Fund, unless the Category I, II or IV Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I, II or IV Funds;

     - Redemptions of shares of Category I, II or IV Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

     - Redemptions of shares of Category I, II or IV Funds held by an Investor Class shareholder.

     CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

     - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

     - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;


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

     - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

     - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

     - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

     - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of
          Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

     - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

     - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

     - Additional purchases of Class C shares of AIM International Core Equity Fund and AIM Real Estate Fund by shareholders of record on April 30, 1995, of AIM International Value Fund, predecessor to AIM International Core Equity Fund, and AIM Real Estate Fund, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

     - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

     - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and
          Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular Fund;
          (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

     - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;


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     -    Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

     -    Investment account(s) of AIM.

CDSCs will not apply to the following redemptions of Class C shares:

     - A total or partial redemption of shares where the investor's dealer of record notifies the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

     - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

     - Redemptions of Class C shares of a Fund other than AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund; and

     - Redemptions of Class C shares of AIM Enhanced Short Bond Fund or AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of another Fund and the original purchase was subject to a CDSC.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS R SHARES AND FORMER CLASS K SHAREHOLDERS THAT ACQUIRED CLASS A SHARES.

     CDSCs will not apply to redemptions of Class A shares acquired as a result of conversion of Class K shares into Class A shares where the retirement plan's dealer of record notified the distributor prior to the time of purchase that the dealer waived the upfront payment otherwise payable to him.

     CDSCs will not apply to the following redemptions of Class R shares:

     - A total or partial redemption of Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

     - Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of a Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

     GOOD ORDER. Purchase, exchange and redemption orders must be received in good order in accordance with AIS policy and procedures and U.S. regulations. AIS reserves the right to refuse transactions. Transactions not in good order will not be processed and once brought into good order, will receive current price. To be in good order, an investor or financial intermediary must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor or financial intermediary will be responsible for any resulting loss.

     AUTHORIZED AGENTS. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on a


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

Fund's behalf. The Fund will be deemed to have received the purchase or redemption order when the Fund's authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund's authorized agent or its designee.

     TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary.

     SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; (4) written redemptions or exchanges of shares held in certificate form previously reported to AIM as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record; and (5) requests to redeem accounts where the proceeds are over $250,000 or the proceeds are to be sent to an address or a bank other than the address or bank of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. Notary Public signatures are not an acceptable replacement for a signature guarantee. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the total transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AIS.

     TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

     INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of


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any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

     ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

INSTITUTIONAL CLASS SHARES

     Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to AIM Investment Services, Inc. at P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AIS.

     Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AIS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

     A financial intermediary may submit a written request to AIS for correction of transactions involving the Fund's shares. If AIS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

     An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestments of distributions.

     Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AIS, an investor may change the bank account designated to receive redemption proceeds. AIS may request additional documentation,

     AIS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account or other institutions and for accounts for which the intermediary acts as a fiduciary; and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and sub-accounts to satisfy the minimum investment requirement.

     Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

OFFERING PRICE

     The following formula may be used to determine the public offering price per Class A share of an investor's investment:


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

     Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering
Price.

     For example, at the close of business on August 31, 2006, AIM Multi-Sector Fund - Class A shares had a net asset value per share of $25.53. The offering price, assuming an initial sales charge of 5.50%, therefore was $27.02.

Institutional Class shares of the Fund are offered at net asset value.

Calculation of Net Asset Value

     The Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Fund determines net asset value per share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statements due to adjustments required by generally accepted accounting principles made to the net asset value of the Fund at period end.

     Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

     Each equity security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each equity security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.


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

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's share are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTIONS IN KIND

     Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund reserves the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, the Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Fund made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election") and therefore, the Trust, on behalf of the Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

BACKUP WITHHOLDING

     Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a correctly completed and currently effective Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

     Each AIM Fund, and other payers, generally must withhold, 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding. Under current IRS guidance, each AIM Fund and other payer must generally withhold 28% on exempt-interest dividends paid March 31, 2007, in the case of any shareholder who fails to provide the Fund with such information.

     An investor is subject to backup withholding if:

     1.   the investor fails to furnish a correct TIN to the Fund;

     2.   the IRS notifies the Fund that the investor furnished an incorrect
          TIN;

     3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

     4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

     5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

     Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

     Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

     Investors should contact the IRS if they have any questions concerning withholding.

     IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

     NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     It is the present policy of the Fund to declare and pay dividends quarterly and to declare and pay any capital gain distributions annually. A portion of the dividends paid by a REIT may be considered return of capital and would not currently be regarded as taxable income to the Fund. It is the Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and


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

distributions will be automatically reinvested in additional shares of the same class of the Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

     When purchase orders are received prior to noon EST, dividends will begin accruing on the first business day after the purchase order for shares of the Fund is effective (settle date), and accrue up to and including the day to which a redemption order is effective (settle date). Thus, if a purchase order is effective on Friday, dividends will begin accruing on Monday (unless Monday is not a business day of the Fund).

     Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     The Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. However, the Fund intends to make cash distributions for each taxable year in an aggregate amount that is


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

sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the IRS determines that the Fund is using an improper method of allocation and has under-distributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships (the "Income Requirement"). Under certain circumstances, the Fund may be required to sell portfolio holdings in order to meet this requirement.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighting of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Fund may not rely on informal rulings of the IRS, the Fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, the Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

     DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss. In certain cases, the Fund may make an election to treat such gain or loss as capital.

     Certain hedging transactions that may be engaged in by the Fund (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if the Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, the Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

     Some of the forward foreign currency exchange contracts, options and futures contracts that the Fund may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that the Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

     Other hedging transactions in which the Fund may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

     Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of the Fund may exceed or be less than its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

     SWAP AGREEMENTS. The Fund may enter into swap agreements. The rules governing the tax aspects of certain types of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in certain types of swap agreements.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     The Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the IRS determines that the Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), the Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, the Fund may elect to pay a minimal amount of excise tax.

     PFIC INVESTMENTS. The Fund is permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

     The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary


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

income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will only qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below, and to the extent that shareholders have held their fund shares for a minimum required period that is discussed below.

     The Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders or as unrecaptured Section 1250 gain attributable to flow through of gain from the Fund's REIT investments and currently taxable at a maximum rate of 25%% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations for the taxable year. As described below, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. The Fund is expected to earn few, if any, dividends that produce qualified dividend income or dividends eligible for the dividends received deduction.

     Ordinary income dividends paid by the Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends, if any, received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Dividends received by the Fund from Passive Foreign Investment Companies are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by the Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account

(without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

     Distributions by the Fund that are not from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of its shares.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the ex-dividend date.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to a maximum tax rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

     If a shareholder (a) incurs a sales load in acquiring shares of the Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustments.

     BACKUP WITHHOLDING. The Fund may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution to the extent discussed below. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed net capital gain.

     As a consequence of the enactment of the American Jobs Creation Act of 2004, such a foreign shareholder will also generally be exempt from U.S. federal income tax on distributions that the Fund designates as "short-term capital gain dividends" or as "interest-related dividends" for Fund taxable years beginning after December 31, 2004 and before January 1, 2008. The aggregate amount that may be designated as short-term capital gain dividends for a Fund's taxable year is generally equal to the excess (if any) of the Fund's net short-term capital gain over its net long-term capital loss. The aggregate amount designated as interest-related dividends for any Fund taxable year is generally limited to the excess of the amount of "qualified interest income" of the Fund over allocable expenses. Qualified interest income is generally equal to the sum of a Fund's U.S.-source income that constitutes (1) bank deposit interest; (2) short-term original issue discount that is exempt from withholding tax; (3) interest on a debt obligation which is in registered form, unless it is earned on a debt obligation issued by a corporation or partnership in which the Fund holds a 10-percent ownership interest or its payment is contingent on certain events; and (4) interest-related dividends received from another regulated investment company.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. For this purpose with respect to distributions made by the Fund before 2008, no portion of a dividend may be designated as a capital gain dividend or short-term capital gain dividend received by a foreign shareholder to the extent that it is attributable to gain from the sale or exchange of a "U.S. real property interest". Instead, dividends paid from such gain will be treated as ordinary income dividends. A "U.S. real property interest" is, generally, (i) an interest in real property located in the United States or the Virgin Islands or (ii) an interest in a domestic corporation unless the taxpayer establishes that during the five years ending on the date of disposition (the "testing period") the fair market value of the corporation's real property interests is less than 50% of the sum of the value of its real property interest plus other assets held for use in a trade or business. However, an interest that the Fund holds in another regulated investment company (or in a REIT) in which foreign persons have, at all times during the testing period, held less than 50% in value of its stock will not be treated as a "U.S. real property interest."

     In the case of foreign non-corporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax adviser or the IRS.

     Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit. Estates of non-resident alien shareholders dying after December 31, 2004 and before January 1, 2008 will be able to exempt from federal estate tax the proportion of the value of the Fund's shares attributable to "qualifying assets" held by the Fund at the end of the quarter immediately preceding the non-resident alien shareholder's death (or such other time as the IRS may designate in regulations). Qualifying assets include bank deposits and other debt obligations that pay interest or accrue original issue discount that is exempt from withholding tax, debt obligations of a domestic corporation that are treated as giving rise to foreign source income, and other investments that are not treated for tax purposes as being within the United States. Shareholders will be advised annually of the portion of the Fund's assets that constituted qualifying assets at the end of each quarter of its taxable year.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

     FOREIGN INCOME TAX. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

     If more than 50% of the value of the Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

     Foreign shareholders may be subject to U.S. withholding tax on a rate of 30% on the income resulting from the Foreign Tax Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

     Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from the Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. The Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.


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

     EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on September 7, 2006. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

     The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans").

     The Fund, pursuant to its Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

FUND                                 CLASS A   CLASS B   CLASS C
----                                 -------   -------   -------
AIM Select Real Estate Income Fund    0.25%     1.00%     1.00%

     All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

     Amounts payable by the Fund under the Class A, Class B and Class C Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. These Plans do not obligate the Fund to reimburse AIM Distributors for the actual allocated share of expenses AIM Distributors may incur in fulfilling its obligations under these Plans. Thus, even if AIM Distributors' actual allocated share of expenses exceeds the fee payable to AIM Distributors at any given time, under these plans the Fund will not be obligated to pay more than that fee. If AIM Distributors' actual allocated share of expenses is less than the fee it receives, under these plans AIM Distributors will retain the full amount of the fee.

     AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

     The Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B and Class C shares, as applicable, attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

Under a Shareholder Service Agreement, the Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Fund during such period at the annual rate specified in each agreement based on the average daily net asset value of the Fund's shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Fund's shares are held.

     Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Fund and not of AIM Distributors.

     Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD.

     As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

     The anticipated benefits that may result from the Plans with respect to the Fund and/or the classes of the Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Fund.

     Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to the Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

     Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

     The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

     The Trust has entered into master distribution agreements, as amended, relating to the Fund (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

     The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Fund on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Fund.

     AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of the Fund at the time of such sales.

     Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

     AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.

     The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors of its predecessors; provided, however that complete termination of the Class B Plan (as defined in such plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

                              FINANCIAL STATEMENTS

     Financial statements of the Closed-End Fund will be included in this Statement of Additional Information at the effective time of the reorganization of the Closed-End Fund into the Fund.

                               PENDING LITIGATION

     Regulatory Action Alleging Market Timing

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

     Private Civil Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, INVESCO Funds Group, Inc., the former investment advisor to certain AIM Funds ("IFG"), AIM, AIM Management, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix I-1.

     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix I-1. Plaintiffs in two of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix I-1.

     Private Civil Actions Alleging Improper Use of Fair Value Pricing

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix I-2.

     Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix I-3.

     Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived is set forth in Appendix I-4.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

     Moody's corporate ratings are as follows:

     AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                          PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                            (AS OF OCTOBER 18, 2006)

                SERVICE PROVIDER                                     DISCLOSURE CATEGORY
------------------------------------------------   ------------------------------------------------------
ABN AMRO Financial Services, Inc.                  Broker (for certain AIM funds)
A.G. Edwards & Sons, Inc.                          Broker (for certain AIM funds)
AIM Investment Services, Inc.                      Transfer Agent
Anglemyer & Co.                                    Analyst (for certain AIM funds)
Ballard Spahr Andrews & Ingersoll, LLP             Legal Counsel
BB&T Capital Markets                               Broker (for certain AIM funds)
Bear, Stearns & Co. Inc.                           Broker (for certain AIM funds)
Belle Haven Investments L.P.                       Broker (for certain AIM funds)
Bloomberg                                          System Provider (for certain AIM funds)
BOSC, Inc.                                         Broker (for certain AIM funds)
BOWNE & Co.                                        Financial Printer
Brown Brothers Harriman & Co.                      Securities Lender (for certain AIM funds)
Cabrera Capital Markets                            Broker (for certain AIM funds)
CENVEO                                             Financial Printer
Citigroup Global Markets                           Broker (for certain AIM funds)
Classic Printers Inc.                              Financial Printer
Coastal Securities, LP                             Broker (for certain AIM funds)
Color Dynamics                                     Financial Printer
D.A. Davidson (formerly Kirkpatrick, Pettis,
Smith, Pollian, Inc.)                              Broker (for certain AIM funds)
Duncan-Williams, Inc.                              Broker (for certain AIM funds)
Earth Color Houston                                Financial Printer
EMCO Press                                         Financial Printer
Empirical Research Partners                        Analyst (for certain AIM funds)
Fidelity Investments                               Broker (for certain AIM funds)
First Albany Capital                               Broker (for certain AIM funds)
First Tryon Securities                             Broker (for certain AIM funds)
F T Interactive Data Corporation                   Pricing Vendor
GainsKeeper                                        Software Provider (for certain AIM funds)
GCom2 Solutions                                    Software Provider (for certain AIM funds)
George K. Baum & Company                           Broker (for certain AIM funds)
Global Trend Alert                                 Analyst (for certain AIM funds)
Grover Printing                                    Financial Printer
Gulfstream Graphics Corp.                          Financial Printer
Hattier, Sanford & Reynoir                         Broker (for certain AIM funds)
Howe Barnes Investments, Inc.                      Broker (for certain AIM funds)
Hutchinson, Shockey, Erley & Co.                   Broker (for certain AIM funds)
ICMA-RC                                            Analyst (for certain AIM funds)
iMoneyNet                                          Rating & Ranking Agency (for certain AIM funds)
Infinity Web, Inc.                                 Financial Printer
Initram Data, Inc.                                 Pricing Vendor
Institutional Shareholder Services, Inc.           Proxy Voting Service (for certain AIM funds)
INVESCO Senior Secured Management                  System Provider (for certain AIM funds)
J.P. Morgan Securities, Inc.                       Analyst (for certain AIM funds)

                SERVICE PROVIDER                                     DISCLOSURE CATEGORY
------------------------------------------------   ------------------------------------------------------
JPMorgan Securities Inc.\Citigroup Global
Markets Inc.\JPMorgan Chase Bank, N.A.             Lender (for certain AIM funds)
John Hancock Investment Management Services, LLC   Sub-advisor (for certain sub-advised accounts)
Jorden Burt LLP                                    Special Insurance Counsel
Kevin Dann & Partners                              Analyst (for certain AIM funds)
Kramer, Levin Naftalis & Frankel LLP               Legal Counsel
Legg Mason Wood Walker                             Broker (for certain AIM funds)
Lehman Brothers, Inc.                              Broker (for certain AIM funds)
Lipper, Inc.                                       Rating & Ranking Agency (for certain AIM funds)
Loan Pricing Corporation                           Pricing Service (for certain AIM funds)
Loop Capital Markets                               Broker (for certain AIM funds)
McDonald Investments Inc.                          Broker (for certain AIM funds)
Merrill Corporation                                Financial Printer
Mesirow Financial, Inc.                            Broker (for certain AIM funds)
Moody's Investors Service                          Rating & Ranking Agency (for certain AIM funds)
Moore Wallace North America                        Financial Printer
Morgan Keegan & Company, Inc.                      Broker (for certain AIM funds)
Morrison Foerster LLP                              Legal Counsel
MS Securities Services, Inc. and Morgan Stanley
& Co. Incorporated                                 Securities Lender (for certain AIM funds)
Muzea Insider Consulting Services, LLC             Analyst (for certain AIM funds)
Noah Financial, LLC                                Analyst (for certain AIM funds)
OMGEO/Oasys                                        Trading System
Page International                                 Financial Printer
PricewaterhouseCoopers LLP                         Independent Registered Public Accounting Firm (for
                                                   certain AIM funds)
Printing Arts of Houston                           Financial Printer
Protective Securities                              Broker (for certain AIM funds)
Ramirez & Co., Inc.                                Broker (for certain AIM funds)
Raymond James & Associates, Inc.                   Broker (for certain AIM funds)
RBC Capital Markets Corporation                    Analyst (for certain AIM funds)
RBC Dain Rauscher Incorporated                     Broker (for certain AIM funds)
Reuters America Inc.                               Pricing Service (for certain AIM funds)
Robert W. Baird & Co. Incorporated                 Broker (for certain AIM funds)
RR Donnelley Financial                             Financial Printer
Ryan Beck & Co.                                    Broker (for certain AIM funds)
Salomon Smith Barney                               Broker (for certain AIM funds)
SBK Brooks Investment Corp.                        Broker (for certain AIM funds)
Seattle Northwest Securities Corporation           Broker (for certain AIM funds)
Siebert Brandford Shank & Co., L.L.C.              Broker (for certain AIM funds)
Signature Press                                    Financial Printer
Simon Printing Company                             Financial Printer
Southwest Precision Printers, Inc.                 Financial Printer
Standard and Poor's                                Rating and Ranking Agency (for certain AIM funds)
Standard and Poor's/Standard and Poor's
Securities Evaluations, Inc.                       Pricing Service (for certain AIM funds)
State Street Bank and Trust Company                Custodian (for certain AIM funds); Lender (for certain
                                                   AIM Funds); Securities Lender (for certain AIM funds)
Sterne, Agee & Leach, Inc.                         Broker (for certain AIM funds)
Stifel, Nicholaus & Company, Incorporated          Broker (for certain AIM funds)
The Bank of New York                               Custodian (for certain AIM funds)

                SERVICE PROVIDER                                     DISCLOSURE CATEGORY
------------------------------------------------   ------------------------------------------------------
The MacGregor Group, Inc.                          Software Provider
Thomson Information Services Incorporated          Software Provider
UBS Financial Services, Inc.                       Broker (for certain AIM funds)
VCI Group Inc.                                     Financial Printer
Wachovia National Bank, N.A.                       Broker (for certain AIM funds)
Western Lithograph                                 Financial Printer
Wiley Bros. Aintree Capital  L.L.C.                Broker (for certain AIM funds)
William Blair & Co.                                Broker (for certain AIM funds)
XSP, LLC\Solutions Plus, Inc.                      Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS

                             As of November 30, 2006

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 109 portfolios in the AIM Funds. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE
                                    AND/OR                                                                                OTHER
     NAME, YEAR OF BIRTH AND       OFFICER                                                                            TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST    SINCE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                HELD BY TRUSTEE
--------------------------------   -------   ---------------------------------------------------------------------   ---------------
INTERESTED PERSONS

Robert H. Graham(1) - 1946           2003    Director and Chairman, A I M Management Group Inc. (financial           None
Trustee and Vice Chair                       services holding company); Director and Vice Chairman, AMVESCAP PLC;
                                             Chairman, AMVESCAP PLC - AIM Division (parent of AIM and a global investment management firm); and Trustee and Vice Chair, The AIM
                                             Family of Funds -- Registered Trademark --

                                             Formerly: President and Chief Executive Officer, A I M Management
                                             Group Inc.; Director, Chairman and President, A I M Advisors, Inc.
                                             (registered investment advisor); Director and Chairman, A I M Capital
                                             Management, Inc. (registered investment advisor), A I M Distributors,
                                             Inc. (registered broker dealer), AIM Investment Services, Inc.
                                             (registered transfer agent), and Fund Management Company (registered broker dealer); Chief Executive Officer, AMVESCAP PLC - Managed
                                             Products; and President and Principal Executive Officer, The AIM
                                             Family of Funds -- Registered Trademark --

Philip A. Taylor(2) - 1954           2006    Director, Chief Executive Officer and President, A I M Management       None
Trustee, President and Principal             Group Inc., AIM Mutual Fund Dealer Inc. (registered broker dealer),
Executive Officer                            AIM Funds Management Inc. (registered investment advisor) and 1371
                                             Preferred Inc. (holding company), Director and President, A I M
                                             Advisors, Inc., INVESCO Funds Group, Inc. (registered investment advisor and registered transfer agent) and AIM GP Canada Inc.
                                             (general partner for limited partnership); Director, A I M Capital
                                             Management, Inc. and A I M Distributors, Inc.; Director and Chairman,
                                             AIM Investment Services, Inc., Fund Management Company and INVESCO
                                             Distributors, Inc. (registered broker dealer); Director, President and Chairman, AVZ Callco Inc. (holding company), AMVESCAP Inc.
                                             (holding company) and AIM Canada Holdings Inc. (holding company);
                                             Director and Chief Executive Officer, AIM Trimark Corporate Class
                                             Inc. (formerly AIM Trimark Global Fund Inc.) (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Trustee, President and Principal Executive Officer, The AIM
                                             Family of Funds -- Registered Trademark -- (other than AIM
                                             Treasurer's

----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                   TRUSTEE
                                    AND/OR                                                                                OTHER
     NAME, YEAR OF BIRTH AND       OFFICER                                                                            TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST    SINCE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                HELD BY TRUSTEE
--------------------------------   -------   ---------------------------------------------------------------------   ---------------
                                             Series Trust, Short-Term Investments Trust and Tax-Free Investments
                                             Trust); Trustee and Executive Vice President, The AIM Family of Funds
                                             -- Registered Trademark -- (AIM Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free Investments Trust only); and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: President and Principal Executive Officer, The AIM Family
                                             of Funds -- Registered Trademark -- (AIM Treasurer's Series Trust,
                                             Short-Term Investments Trust and Tax-Free Investments Trust only);
                                             Chairman, AIM Canada Holdings, Inc.; Executive Vice President and
                                             Chief Operations Officer, AIM Funds Management Inc.; President, AIM
                                             Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                             Director, Trimark Trust (federally regulated Canadian trust company)

INDEPENDENT TRUSTEES
Bruce L. Crockett - 1944             2003    Chairman, Crockett Technology Associates (technology consulting         ACE Limited
Trustee and Chair                            company)                                                                (insurance
                                                                                                                     company);
                                                                                                                     and Captaris,
                                                                                                                     Inc. (unified
                                                                                                                     messaging None
                                                                                                                     provider)

Bob R. Baker - 1936                  1983    Retired                                                                 None
Trustee

Frank S. Bayley - 1939               2003    Retired                                                                 Badgley Funds,
Trustee                                                                                                              Inc.
                                             Formerly: Partner, law firm of Baker & McKenzie                         (registered
                                                                                                                     investment
                                                                                                                     company) (2
                                                                                                                     portfolios)

James T. Bunch - 1942                2000    Founder, Green, Manning & Bunch Ltd. (investment banking firm); and     None
Trustee                                      Director, Policy Studies, Inc. and Van Gilder Insurance Corporation

Albert R. Dowden - 1941              2003    Director of a number of public and private business corporations,       None
Trustee                                      including the Boss Group, Ltd. (private investment and management),
                                             Cortland Trust, Inc. (Chairman) (registered investment company) (3 portfolios), Annuity and Life Re (Holdings), Ltd. (insurance company), CompuDyne Corporation (provider of products and services to the public security market), and Homeowners of America Holding
                                             Corporation (property casualty company)

                                             Formerly: Director, President and Chief Executive Officer, Volvo
                                             Group North America, Inc.; Senior Vice President, AB Volvo; Director
                                             of various affiliated Volvo companies; and Director, Magellan
                                             Insurance Company

Jack M. Fields - 1952                2003    Chief Executive Officer, Twenty First Century Group, Inc. (government   Administaff;
Trustee                                      affairs company); and Owner, Dos Angelos Ranch, L.P.                    and Discovery
                                                                                                                     Global
                                             Formerly: Chief Executive Officer, Texana Timber LP (sustainable        Education Fund
                                             forestry company)                                                       (non-profit)

Carl Frischling - 1937               2003    Partner, law firm of Kramer Levin Naftalis and Frankel LLP              Cortland Trust,
Trustee                                                                                                              Inc.
                                                                                                                     (registered
                                                                                                                     investment
                                                                                                                     company) (3
                                                                                                                     portfolios)

Prema Mathai-Davis - 1950            2003    Formerly: Chief Executive Officer, YWCA of the USA                      None
Trustee

                                   TRUSTEE
                                    AND/OR                                                                                OTHER
     NAME, YEAR OF BIRTH AND       OFFICER                                                                            TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST    SINCE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                HELD BY TRUSTEE
--------------------------------   -------   ---------------------------------------------------------------------   ---------------
Lewis F. Pennock - 1942              2003    Partner, law firm of Pennock & Cooper                                   None
Trustee

Ruth H. Quigley - 1935               2003    Retired                                                                 None
Trustee

Larry Soll - 1942                    1997    Retired                                                                 None
Trustee

Raymond Stickel, Jr. - 1944          2005    Retired                                                                 Director,
Trustee                                                                                                              Mainstay VP
                                             Formerly: Partner, Deloitte & Touche                                    Series Funds,
                                                                                                                     Inc. (21
                                                                                                                     portfolios)

OTHER OFFICERS

Russell C. Burk - 1958               2005    Senior Vice President and Senior Officer, The AIM Family of Funds       N/A
Senior Vice President and Senior             -- Registered Trademark --
Officer
                                             Formerly: Director of Compliance and Assistant General Counsel, ICON
                                             Advisers, Inc.; Financial Consultant, Merrill Lynch; General Counsel
                                             and Director of Compliance, ALPS Mutual Funds, Inc.

John M. Zerr - 1962                  2006    Director, Senior Vice President, Secretary and General Counsel, A I M   N/A
Senior Vice President, Chief                 Management Group Inc. and A I M Advisors, Inc.; Director, Vice
Legal Officer and Secretary                  President and Secretary, INVESCO Distributors, Inc.; Vice President
                                             and Secretary, A I M Capital Management, Inc., AIM Investment
                                             Services, Inc. and Fund Management Company; Senior Vice President and
                                             Secretary, A I M Distributors, Inc.; Director, INVESCO Funds Group,
                                             Inc.; Senior Vice President, Chief Legal Officer and Secretary, The
                                             AIM Family of Funds -- Registered Trademark --; and Manager,
                                             Powershares Capital Management LLC

                                             Formerly: Chief Operating Officer, Senior Vice President, General
                                             Counsel and Secretary, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series Fund
                                             (an investment company); General Counsel and Secretary, Pilgrim
                                             Baxter Value Investors (an investment adviser); Chief Operating
                                             Officer, General Counsel and Secretary, Old Mutual Investment
                                             Partners (a broker-dealer); General Counsel and Secretary, Old Mutual
                                             Fund Services (an administrator); General Counsel and Secretary, Old
                                             Mutual Shareholder Services (a shareholder servicing center);
                                             Executive Vice President, General Counsel and Secretary, Old Mutual
                                             Capital, Inc. (an investment adviser); and Vice President and
                                             Secretary, Old Mutual Advisors Funds (an investment company)

                                   TRUSTEE
                                    AND/OR                                                                                OTHER
     NAME, YEAR OF BIRTH AND       OFFICER                                                                            TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST    SINCE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                HELD BY TRUSTEE
--------------------------------   -------   ---------------------------------------------------------------------   ---------------
Lisa O. Brinkley - 1959              2004    Global Compliance Director, AMVESCAP PLC; and Vice President, The AIM   N/A
Vice President                               Family of Funds -- Registered Trademark --

                                             Formerly: Senior Vice President, A I M Management Group Inc.; Senior
                                             Vice President and Chief Compliance Officer, A I M Advisors, Inc.;
                                             Vice President and Chief Compliance Officer, A I M Capital
                                             Management, Inc. and A I M Distributors, Inc.; Vice President, AIM
                                             Investment Services, Inc. and Fund Management Company; Senior Vice
                                             President and Chief Compliance Officer, The AIM Family of Funds
                                             -- Registered Trademark --; and Senior Vice President and Compliance
                                             Director, Delaware Investments Family of Funds

Kevin M. Carome - 1956               2003    Senior Vice President and General Counsel, AMVESCAP PLC; Director,      N/A
Vice President                               INVESCO Funds Group, Inc. and Vice President, The AIM Family of Funds
                                             -- Registered Trademark --

                                             Formerly: Director, Senior Vice President, Secretary and General
                                             Counsel, A I M Management Group Inc. and A I M Advisors, Inc.; Senior
                                             Vice President, A I M Distributors, Inc.; Director, Vice President
                                             and General Counsel, Fund Management Company; Vice President, A I M
                                             Capital Management, Inc. and AIM Investment Services, Inc.; and
                                             Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                             Family of Funds -- Registered Trademark --; Director and Vice
                                             President, INVESCO Distributors, Inc.; Chief Executive Officer and
                                             President, INVESCO Funds Group; Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and Senior Vice President
                                             and General Counsel, Liberty Funds Group, LLC

Sidney M. Dilgren - 1961             2004    Vice President and Fund Treasurer, A I M Advisors, Inc.; and Vice       N/A
Vice President, Treasurer and                President, Treasurer and Principal Financial Officer, The AIM Family
Principal Financial Officer                  of Funds -- Registered Trademark --

                                             Formerly: Senior Vice President, AIM Investment Services, Inc. and
                                             Vice President, A I M Distributors, Inc.

J. Philip Ferguson - 1945            2005    Executive Vice President, A I M Management Group Inc.; Senior Vice      N/A
Vice President                               President and Chief Investment Officer, A I M Advisors, Inc.;
                                             Director, Chairman, Chief Executive Officer, President and Chief
                                             Investment Officer, A I M Capital Management, Inc.; and Vice
                                             President, The AIM Family of Funds -- Registered Trademark --

                                             Formerly: Senior Vice President, AIM Private Asset Management, Inc.;
                                             and Chief Equity Officer, Senior Vice President and Senior Investment
                                             Officer, A I M Capital Management, Inc.

                                   TRUSTEE
                                    AND/OR                                                                                OTHER
     NAME, YEAR OF BIRTH AND       OFFICER                                                                            TRUSTEESHIP(S)
 POSITION(S) HELD WITH THE TRUST    SINCE                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                HELD BY TRUSTEE
--------------------------------   -------   ---------------------------------------------------------------------   ---------------
Karen Dunn Kelley - 1960             2003    Director of Cash Management, Managing Director and Chief Cash           N/A
Vice President                               Management Officer, A I M Capital Management, Inc.; Director and
                                             President, Fund Management Company; Vice President, A I M Advisors,
                                             Inc.; Vice President, The AIM Family of Funds -- Registered
                                             Trademark -- (other than AIM Treasurer's Series Trust, Short-Term
                                             Investments Trust and Tax-Free Investments Trust); and President and
                                             Principal Executive Officer, The AIM Family of Funds -- Registered
                                             Trademark -- (AIM Treasurer's Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust only)

                                             Formerly: Vice President, The AIM Family of Funds -- Registered
                                             Trademark -- (AIM Treasurer's Series Trust, Short-Term Investments
                                             Trust and Tax-Free Investments Trust only)

Lance A. Rejsek - 1967               2006    Anti-Money Laundering Compliance Officer, A I M Advisors, Inc., A I M   N/A
Anti-Money Laundering Compliance             Capital Management, Inc., A I M Distributors, Inc., AIM Investment
Officer                                      Services, Inc., AIM Private Asset Management, Inc., Fund Management
                                             Company and The AIM Family of Funds -- Registered Trademark --

                                             Formerly: Manager of the Fraud Prevention Department, AIM Investment
                                             Services, Inc.

Todd L. Spillane - 1958              2006    Senior Vice President, A I M Management Group Inc.; Senior Vice         N/A
Chief Compliance Officer                     President and Chief Compliance Officer, A I M Advisors, Inc.; Chief
                                             Compliance Officer, The AIM Family of Funds -- Registered Trademark --;
                                             Vice President and Chief Compliance Officer, A I M Capital
                                             Management, Inc.; and Vice President, A I M Distributors, Inc., AIM
                                             Investment Services, Inc. and Fund Management Company

                                             Formerly: Global Head of Product Development, AIG-Global Investment
                                             Group, Inc.; Chief Compliance Officer and Deputy General Counsel,
                                             AIG-SunAmerica Asset Management, and Chief Compliance Officer, Chief
                                             Operating Officer and Deputy General Counsel, American General
                                             Investment Management

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2005

                                                                    AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                       IN ALL REGISTERED INVESTMENT COMPANIES
                             DOLLAR RANGE OF EQUITY SECURITIES        OVERSEEN BY TRUSTEE IN THE AIM FAMILY OF
    NAME OF TRUSTEE                       PER FUND                        FUNDS -- REGISTERED TRADEMARK --
-----------------------   ---------------------------------------   -------------------------------------------
Robert H. Graham                               -0-                                 Over $100,000
Philip A. Taylor(3)                            -0-                                      -0-
Mark H. Williamson(4)                          -0-                                 Over $100,000
Bob R. Baker                                   -0-                                 Over $100,000
Frank S. Bayley                                -0-                                 Over $100,000
James T. Bunch                                 -0-                                Over $100,000(5)
Bruce L. Crockett                              -0-                                Over $100,000(5)
Albert R. Dowden                               -0-                                 Over $100,000
Edward K. Dunn, Jr.(6)                         -0-                                Over $100,000(5)
Jack M. Fields                                 -0-                                Over $100,000(5)
Carl Frischling                                -0-                                Over $100,000(5)
Prema Mathai-Davis                             -0-                                Over $100,000(5)
Lewis F. Pennock                               -0-                                 Over $100,000
Ruth H. Quigley                                -0-                               $50,001 - $100,000
Larry Soll                AIM Multi-Sector Fund   $10,001-$50,000                 Over $100,000(5)
Raymond Stickel, Jr.(7)                        -0-                                 Over $100,000

----------
(3) Mr. Taylor was elected as a trustee of the Trust effective September 20, 2006.

(4)  Mr. Williamson retired effective September 20, 2006.

(5) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(6)  Mr. Dunn retired effective March 31, 2006.

(7) Mr. Stickel was elected as a trustee of the Trust effective October 1, 2005.

                                   APPENDIX D

                           TRUSTEES COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005:

                                          RETIREMENT
                            AGGREGATE      BENEFITS                            TOTAL
                          COMPENSATION      ACCRUED     ESTIMATED ANNUAL   COMPENSATION
                            FROM THE        BY ALL       BENEFITS UPON     FROM ALL AIM
        TRUSTEE             TRUST(1)     AIM FUNDS(2)     RETIREMENT(3)      FUNDS(4)
        -------           ------------   ------------   ----------------   ------------
Bob R. Baker                 $2,165        $200,136         $162,613         $213,750
Frank S. Bayley               2,306         132,526          120,000          229,000
James T. Bunch                2,024         162,930          120,000          198,500
Bruce L. Crockett             3,432          83,764          120,000          359,000
Albert R. Dowden              2,306         112,024          120,000          229,000
Edward K. Dunn, Jr.(6)        2,306         141,485          120,000          229,000
Jack M. Fields                2,014          59,915          120,000          185,000
Carl Frischling(5)            2,024          59,042          120,000          195,250
Gerald J. Lewis(6)            2,024         162,930          114,375          198,500
Prema Mathai-Davis            2,165          69,131          120,000          213,750
Lewis F. Pennock              2,024          86,670          120,000          198,500
Ruth H. Quigley               2,165         154,658          120,000          213,750
Larry Soll                    2,024         201,483          138,990          198,500
Raymond Stickel, Jr.(7)         N/A              --          120,000           54,000

(1) Amounts shown are based on the fiscal year ended August 31, 2005. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2005, including earnings, was $5,307.

(2) During the fiscal year ended August 31, 2005, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $5,563.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(5) During the fiscal year ended August 31, 2005, the Trust paid $8,771 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(6) Mr. Dunn and Mr. Lewis retired effective March 31, 2006 and December 31, 2005, respectively.

(7)  Mr. Stickel was elected as trustee of the Trust effective October 1, 2005.

                                   APPENDIX E

                          PROXY POLICIES AND PROCEDURES
                      (AIM Select Real Estate Income Fund)
                            (effective April 1, 2006)

                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        ----------------------------------------
                                                       Print Name


-------------------------------------   ----------------------------------------
                 Date                                   Signature

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

     All information listed below is as of November 15, 2006.

AIM ADVANTAGE HEALTH SCIENCES FUND

                                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF         OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD           RECORD           RECORD
      -------------------        --------------   --------------   --------------
Charles Schwab & Co Inc.              7.64%              --               --
Special Custody Acct for the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco CA 94104-4122

Citigroup Global Markets              8.66%              --             9.65%
Attn: Cindy Tempesta 7th Floor
333 West 34th St
New York, NY 10001-2402

Merrill Lynch                         7.44%            8.27%           16.37%
4800 Deer Lake Dr East
Jacksonville FL 32246-6484

Morgan Stanley DW                     6.48%              --               --
Attn Mutual Fund Operations
3 Harborside Pl Fl 6
Jersey City, NJ 07311-3907

Pershing LLC                          6.58%           23.13%            8.52%
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM FLOATING RATE FUND

                                                                                     INSTITUTIONAL
                                 CLASS A SHARES   CLASS C SHARES   CLASS R SHARES    CLASS SHARES
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF         OWNED OF         OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD           RECORD           RECORD           RECORD
      -------------------        --------------   --------------   --------------   --------------
A I M Advisors, Inc.                    --               --            11.10%              --
Attn:  Corporate Controller
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM Conservative Asset                  --               --               --            22.73%
Allocation Fund -
Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM Income Allocation Fund              --               --               --            62.75%
Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM Moderate Asset Allocation           --               --               --            62.75%
Fund - Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM Moderately Conservative             --               --               --             6.64%
Allocation Fund - Omnibus
Account
c/o A I M Advisors, inc.
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

American Express Investment             --               --            11.27%              --
Svcs
PO Box 9446
Minneapolis, MN 55474-0001

Judith C. Foss                          --               --            25.50%              --
336 Cousins St
Yarmouth, ME 04096-5508

Merrill Lynch Pierce                    --            12.01%              --               --
Fenner & Smith - FBO The Sole
Benefit of Customers
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Morgan Stanley DW                       --             6.33%              --               --
Attn Mutual Fund Operations
3 Harborside PI FL 6
Jersey City, NJ 07311-3907

Pershing LLC                         17.48%           20.98%           52.13%              --
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM MULTI-SECTOR FUND

                                                                                     INSTITUTIONAL
                                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES    CLASS SHARES
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF         OWNED OF         OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD           RECORD           RECORD           RECORD
      -------------------        --------------   --------------   --------------   --------------
Charles Schwab & Co Inc.             35.52%              --               --               --
Special Custody Acct for the
Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery St.
San Francisco CA 94104-4122

Merrill Lynch                           --               --             7.00%              --
4800 Deer Lake Dr East
Jacksonville FL, 32246-6484

AIM Growth Allocation Fund              --               --               --            52.12%
Omnibus Account
C/O A I M Advisors, Inc.
11 E. Greenway Plz Ste 100
Houston TX 77046-1113

AIM Moderate Asset Allocation           --               --               --            29.05%
Fund Omnibus Account
C/O A I M Advisors, Inc.
11 E. Greenway Plz Ste 100
Houston TX 77046-1113

AIM Moderate Growth Allocation          --               --               --            15.52%
Fund Omnibus Account
C/O A I M Advisors, Inc.
11 E. Greenway Plz Ste 100
Houston TX 77046-1113

Pershing LLC                         14.96%           16.19%           20.72%             --
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM STRUCTURED CORE FUND

                                                                                                      INSTITUTIONAL
                                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES    CLASS SHARES
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF         OWNED OF         OWNED OF         OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD           RECORD           RECORD           RECORD           RECORD
      -------------------        --------------   --------------   --------------   --------------   --------------
A I M Advisors, Inc.(2)              54.57%           93.59%           97.23%          100.00%(1)       100.00%(1)
Attn: Corporate Controller
11 E. Greenway Plaza,
Suite 1919
Houston TX 77046-1103

Charles Schwab & Co Inc.              7.94%              --               --               --               --
Special Custody FBO Customers
(SIM)
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

                                                                                                      INSTITUTIONAL
                                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES    CLASS SHARES
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF         OWNED OF         OWNED OF         OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD           RECORD           RECORD           RECORD           RECORD
      -------------------        --------------   --------------   --------------   --------------   --------------
NFS LLC FBO                          13.47%              --               --               --               --
AMVESCAP National TrustCo TTEE
AMVESCAP 401k Pl
FBO Stuart Paul Kaye
210 West 90th Street #6B
New York, NY 10024-1242

(1)  Owned of record and beneficially.

(2) A shareholder who holds 25% or more of the outstanding shares of a Fund may be presumed to be in "control" of such Fund as defined in the 1940 Act.

AIM STRUCTURED GROWTH FUND

                                                                                                      INSTITUTIONAL
                                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES    CLASS SHARES
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF         OWNED OF         OWNED OF         OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD           RECORD           RECORD           RECORD           RECORD
      -------------------        --------------   --------------   --------------   --------------   --------------
A I M Advisors, Inc.                 38.64%           82.02%           87.68%          100.00%(1)           --
Attn: Corporate Controller
11 E. Greenway Plaza,
Suite 1919
Houston TX 77046-1103

AIM Growth Allocation Fund(2)           --               --               --               --            41.95%
Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM Moderate Asset Allocation           --               --               --               --            36.55%
Fund(2)
c/o A I M Advisors, Inc.
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM Moderate Growth Allocation          --               --               --               --            17.15%
Fund(2) - Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

Merrill Lynch Pierce                    --               --             9.68%              --               --
Fenner & Smith - FBO The Sole
Benefit of Customers
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                         11.84%              --               --               --               --
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM STRUCTURED VALUE FUND

                                                                                                      INSTITUTIONAL
                                 CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS R SHARES    CLASS SHARES
                                   PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE       PERCENTAGE
      NAME AND ADDRESS OF           OWNED OF         OWNED OF         OWNED OF         OWNED OF         OWNED OF
       PRINCIPAL HOLDER              RECORD           RECORD           RECORD           RECORD           RECORD
      -------------------        --------------   --------------   --------------   --------------   --------------
A I M Advisors, Inc.(2)              57.46%           69.18%            97.69%         100.00%(1)           --
Attn: Corporate Controller
11 E. Greenway Plaza,
Suite 1919
Houston TX 77046-1103

AIM Growth Allocation Fund(2)           --               --               --               --            43.25%
Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM Moderate Asset Allocation           --               --               --               --            34.43%
Fund(2) - Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM Moderate Growth Allocation          --               --               --               --            17.18%
Fund - Omnibus Account
c/o A I M Advisors, Inc.
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

Charles Schwab & Co. Inc.            10.61%              --               --               --               --
Special Custody FBO Customers
(SIM)
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

(1)  Owned of record and beneficially.

(2) A shareholder who holds 25% or more of the outstanding shares of a Fund may be presumed to be in "control" of such Fund as defined in the 1940 Act.

MANAGEMENT OWNERSHIP

     As of November 15, 2006, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund.

                                   APPENDIX G
                               PORTFOLIO MANAGERS

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds,
(ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

     The following table reflects information as of October 31, 2006:

                                            OTHER REGISTERED         OTHER POOLED
                                              MUTUAL FUNDS        INVESTMENT VEHICLES       OTHER ACCOUNTS
                                          (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)   (ASSETS IN MILLIONS)
                        DOLLAR RANGE OF   --------------------   --------------------   --------------------
                        INVESTMENTS IN    NUMBER OF              NUMBER OF              NUMBER OF
PORTFOLIO MANAGER         EACH FUND(1)     ACCOUNTS    ASSETS     ACCOUNTS    ASSETS     ACCOUNTS    ASSETS
-----------------       ---------------   ---------   --------   ---------   --------   ---------   --------
                                                 AIM SELECT REAL ESTATE INCOME FUND
Mark D. Blackburn             None            4       $2,580.1      None       None         1         $86.9
Paul Carbo(2)                 None          None        None        None       None        None        None
Joe V. Rodriguez, Jr.         None            4       $2,580.1      None       None         1         $86.9
Jim W.  Trowbridge            None            4       $2,580.1      None       None         1         $86.9

POTENTIAL CONFLICTS OF INTEREST

     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) Mr. Carbo will begin serving as portfolio manager on AIM Select Real Estate Income Fund on March 12, 2007. The information provided for Mr. Carbo is as of October 31, 2006.

     an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

     AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

INVESCO INSTITUTIONAL (N.A.), INC.

     INVESCO Institutional (N.A.), Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO Institutional (N.A.), Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                   APPENDIX H

      CERTAIN FINANCIAL ADVISORS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1ST Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
Advest, Inc
Allstate Life Insurance Company
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Amsouth Investment Services, Inc.
Associated Investment Services
Associated Securities Corporation
AXA Advisors, LLC
B N Y Investment Center Inc.
Banc One Securities Corporation
Bank of Oklahoma N.A.
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Capital Analysts, Inc.
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
City National Bank
Comerica Bank
Comerica Securities, Inc.
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Financial Network Investment Corporation
Fintegra Financial Solutions
Frost Brokerage Services, Inc.
FSC Securities Corporation
Great West Life & Annuity Company
Guardian Insurance & Annuity Company, Inc.
H & R Block Financial Advisors, Inc.
H Beck, Inc.
H. D. Vest Investment Securities, Inc.
Hibernia Investments LLC
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
HSBC Brokerage, Inc.
Infinex Investments, Inc.
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Investments By Planners, Inc.
Investors Capital Corporation
Jefferson Pilot Securities Corporation
Lasalle Street Securities LLC
Leg Mason Wood Walker, Inc.
Lincoln Financial Advisors Corporation
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Brokerage Services, Inc.
M & T Securities, Inc.
M M L Investors Services, Inc.
Manulife Wood Logan, Inc.
McDonald Investments, Inc.
Mellon Bank, N.A.
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
MetLife Securities, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley DW Inc.
Morningstar, Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation
Nationwide Life and Annuity Company of America
Nationwide Life and Annuity Insurance Company of America
Nationwide Life Insurance Company
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
Popular Securities, Inc.
Prime Capital Services, Inc.
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Royal Alliance Associates, Inc.
S I I Investments, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Benefit life Insurance Company
Sentra Securities Corporation
Sigma Financial Corporation
Signator Investors, Inc.
Spelman & Company, Inc.
State Farm VP Management Corp
Stifel Nicolaus & Company, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
TD Waterhouse Investor Services, Inc.
Terra Securities Corporation
TFS Securities, Inc.
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
United Planner Financial Service
USAllianz Securities, Inc.
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Webster Investments Service Inc.
Wells Fargo Bank, N.A.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.

                                  APPENDIX I-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived (with the exception of the Sayegh lawsuit discussed below).

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division, State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003.

     This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO

     GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of:
     Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND,

     AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION

     STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY

     INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs and expenses.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND
     R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K.

     BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections

     36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. On June 14, 2006, the MDL Court entered an order dismissing the Section 48 claim in the derivative (Essenmacher) lawsuit. Based on the MDL Court's March 1, 2006 and June 14, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit. Defendants filed their Original Answer in the class action (Lepera) lawsuit on March 31, 2006. The MDL Court has indefinitely deferred Defendants' obligation to answer the derivative (Essenmacher) lawsuit. The Plaintiffs in the class action (Lepera) lawsuit stipulated that their claims against AIM, ADI and AIM Investment Services, Inc. ("AIS") are based solely on successor liability for alleged timing in the AIM Funds formerly advised by IFG and that they are not making any claims based on alleged timing in the other AIM Funds. Based upon this stipulation, AIM withdrew its pending Motion to Dismiss the claims against AIM, ADI and AIS.

     On September 15, 2006, Judge Motz for the MDL Court granted the AMVESCAP Defendants' motion to dismiss the ERISA (Calderon) lawsuit and dismiss such lawsuit. The Plaintiff has commenced an appeal from Judge Motz's decision.

                                  APPENDIX I-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived.

     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by Plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss Plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. Plaintiffs have filed a Notice of Appeal. On September 2, 2005, the Court combined the nine cases on this subject matter, including the case against AIM.

     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX I-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived.

     All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed. On December 29, 2005, Defendants filed a Notice of Tag-Along case in the MDL Court regarding this matter due to the extensive allegations of market timing contained in Plaintiffs' Second Amended Consolidated Complaint. Pursuant to a Transfer Order issued by the MDL Court on June 16, 2006, the Berdat lawsuit was transferred to the MDL Court for pre-trial proceedings.

     RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES
     J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX I-4
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived.

     By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On September 29, 2006, the Court dismissed with prejudice all claims in the Boyce lawsuit except for Section 36(b) claim, which section 36(b) claim was dismissed with leave to amend to plead it properly as a derivative claim.

     JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
     H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
     K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
     V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
     H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM

     EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED

     MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
     H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES

     FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                                                     Appendix II



                                              AIM SELECT REAL ESTATE INCOME FUND
                               Annual Report to Shareholders o December 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM SELECT REAL ESTATE INCOME FUND'S PRIMARY INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME; THE FUND'S SECONDARY INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION.

o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets attributable to common shares plus assets attributable to outstanding preferred shares.

GENERAL INFORMATION                          Fund preferred shares or borrowing, are      quality, including non-investment grade
                                             borne entirely by the common shareholders.   securities commonly referred to as "junk
o AIM Select Real Estate Income Fund         Common share income may fall if the          bonds." Securities of below-investment
performance figures are historical, and      dividend rate on Fund preferred shares or    grade quality are regarded as having
they reflect Fund expenses, the              the interest rate on any borrowings rises    predominantly speculative characteristics
reinvestment of distributions (if any) and   and will fluctuate as the dividend rate on   with respect to capacity to pay interest
changes in net asset value (NAV) for         Fund preferred shares or the interest on     and repay principal.
performance based on NAV and changes in      any borrowings varies.
market price for performance based on                                                     o The Fund's Declaration of Trust and
market price.                                o REITs tend to be small- to medium-sized    Bylaws include provisions that could limit
                                             companies. REIT shares, like other smaller   the ability of other entities or persons
PRINCIPAL RISKS OF INVESTING IN THE FUND     company shares, may be more volatile than    to acquire control of the Fund or convert
                                             and perform differently from                 the Fund to open-end status. These
o The performance of the Fund will be        larger-company shares. There may be less     provisions could have the effect of
closely linked to the performance of the     trading in a smaller company's shares,       depriving the common shareholders of
real estate markets. Property values may     which means that buy and sell transactions   opportunities to sell their common shares
fall due to declining rents or increasing    in those shares could have a larger impact   at a premium over the then-current market
vacancies resulting from economic, legal,    on the share's prices than is the case       prices of the common shares.
cultural, or technological developments.     with larger-company shares.
The Fund invests substantial assets in                                                    o An investment in the Fund is subject to
Real Estate Investment Trusts (REITs).       o The Fund is classified as                  investment risk, including the possible
REIT prices may drop because of poor         "non-diversified" under the Investment       loss of the entire principal amount that
management or because borrowers fail to      Company Act of 1940. It can invest a         you invest. Your common shares at any
pay their loans. Many REITs use leverage     greater portion of its assets in             point in time may be worth less than what
(and some may be highly leveraged), which    obligations of a single issuer than a        you invested, even after taking into
increases investment risk and could          "diversified" fund. As a result, the Fund    account the reinvestment of Fund dividends
adversely affect a REIT's operation and      will be more susceptible than a more         and distributions. The value of the Fund's
market value in periods of rising interest   widely diversified fund to any single        portfolio securities may move up or down,
rates in addition to the risks normally      corporate, economic, political or            sometimes rapidly and unpredictably.
associated with debt financing. Financial    regulatory occurrence.
covenants related to REIT leveraging may                                                  o Investing in a single-sector mutual fund
affect the ability of REITs to operate       o The prices of foreign securities may be    may involve greater risk and potential
effectively. Real estate risks may also      affected by factors not present with         reward than investing in a more
arise if a portfolio company fails to        securities traded in the U.S. markets,       diversified fund. Due to significant
carry adequate insurance or if a portfolio   including currency exchange rates,           market volatility, results of an
company becomes liable for removal or        political and economic conditions, less      investment made today may differ
other costs related to environmental         stringent regulation and higher              substantially from the historical
contamination. Investing in REITs presents   volatility. As a result, many foreign        performance shown. Call your financial
risks not associated with investing in       securities may be less liquid and more       advisor for more current information.
stocks.                                      volatile than U.S. securities.
                                                                                          ABOUT INDEXES USED IN THIS REPORT
o The Fund has the ability to use leverage   o If the Fund enters into interest rate
through the issuance of preferred shares,    swaps, interest rate caps, or options or     o The unmanaged Standard & Poor's
commercial paper or notes, and/or            futures transactions, a decline in           Composite Index of 500 Stocks (the S&P
borrowing in an aggregate amount of up to    interest rates may result in a decline in    500 --Registered Trademark-- INDEX) is an
30% of the Fund's total assets after such    the net amount receivable by the Fund        index of common stocks frequently used as
issuance and/or borrowing. It has            under the interest rate hedging              a general measure of U.S. stock market
currently issued preferred shares. The use   transaction (or increase the net amount      performance.
of leverage by the Fund can result in        payable by the Fund under the interest
greater volatility of the NAV and market     rate hedging transaction), which could       o The unmanaged NATIONAL ASSOCIATION OF
price of the Fund's common shares because    result in a decline in the NAV of the        REAL ESTATE INVESTMENT TRUSTS (THE NAREIT)
changes in the value of the Fund's           common shares.                               EQUITY INDEX tracks the performance of
portfolio investments, including                                                          equity REITs listed on New York Stock
investments purchased with the proceeds of   o The Fund may invest up to 20% of its       Exchange, NASDAQ National Market System,
the issuance of                              total assets in securities of                and the American Stock Exchange.
                                             below-investment grade

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

o The MSCI US REIT INDEX, formerly known     o The certifications of the Fund's           NOTICE IS HEREBY GIVEN THAT THE FUND MAY
as the Morgan Stanley REIT Index, is a       principal executive officer and principal    IN THE FUTURE PURCHASE ITS COMMON SHARES
total-return index composed of the most      financial officer, as required by Section    OR ITS AUCTION RATE PREFERRED SHARES FROM
actively traded real estate investment       302 of the Sarbanes-Oxley Act of 2002, are   TIME TO TIME, AT SUCH TIME, AND IN SUCH
trusts and is designed to be a measure of    filed with Securities and Exchange           AMOUNTS, AS MAY BE DEEMED ADVANTAGEOUS TO
real estate equity performance. The index    Commission (SEC) with the Fund's Form        THE FUND. NOTHING HEREIN SHALL BE
was developed with a base value of 200 as    N-CSR for the period covered by this         CONSIDERED A COMMITMENT TO PURCHASE SUCH
of December 31, 1994.                        Annual Report to Shareholders. The Fund's    SHARES.
                                             Form N-CSR for the period covered by this
o The unmanaged LIPPER SECTOR EQUITY FUND    Annual Report to Shareholders will be        The Fund provides a complete list of its
CATEGORY AVERAGE (Closed end Funds)          posted on the SEC's Web site, www.sec.gov,   holdings four times in each fiscal year,
represents an average of all the             within in 10 days after this Report is       at the quarter-ends. For the second and
closed-end sector equity funds tracked by    first sent to shareholders.                  fourth quarters, the lists appear in the
Lipper, Inc., an independent mutual fund                                                  Fund's semiannual and annual reports to
performance monitor.                         OTHER INFORMATION ABOUT THE ADVISOR          shareholders. For the first and third
                                                                                          quarters, the Fund files the lists with
o The Fund is not managed to track the       o Additional Compensation of Certain         the Securities and Exchange Commission
performance of any particular index,         Broker-Dealers. Pursuant to an agreement     (SEC) on Form N-Q. The most recent list of
including the indexes defined here, and      entered into on May 28, 2002, at the time    portfolio holdings is available at
consequently, the performance of the Fund    of the initial offering of the Fund's        AIMinvestments.com. From our home
may deviate significantly from the           common shares, the Fund's advisor makes      page, click on Products & Performance,
performance of the indexes.                  incentive fee payments to certain            then AIM Select Real Estate Income Fund,
                                             broker-dealers who participated in the       then Fund overview and then holdings.
o A direct investment cannot be made in an   underwriting of such offering in             Shareholders can also look up the Fund's
index. Unless otherwise indicated, index     consideration of the Fund's receipt from     Forms N-Q on the SEC's Web site at
results include reinvested dividends, and    such broker-dealers of after market          sec.gov. Copies of the Fund's Forms N-Q
they do not reflect sales charges.           support services designed to maintain the    may be reviewed and copied at the SEC's
Performance of an index of funds reflects    visibility of the Fund on an ongoing         Public Reference Room at 450 Fifth
fund expenses; performance of a market       basis. Annual fees paid by the Fund's        Street, N.W., Washington, D.C. 20549-0102.
does not.                                    advisor shall not exceed 0.10% of the        You can obtain information on the
                                             Fund's aggregate Managed Assets (average     operation of the Public Reference
OTHER INFORMATION                            daily net assets attributable to the         Room, including information about
                                             Fund's common shares, plus assets            duplicating fee charges, by calling
o Property type classifications used in      attributable to the Fund's Preferred         1-202-942-8090 or 1-800-732-0330,or by
this report are generally according to the   Shares that are outstanding, plus the        electronic request at the following e-mail
National Association of Real Estate          principal amount of any borrowings). Over    address: publicinfo@sec.gov. The SEC file
Investment Trusts (NAREIT) Equity Index,     time, these payments cannot exceed, in the   numbers for the Fund are 811-21048 and
which is exclusively owned by the National   aggregate, $12,583,413.                      333-84256 for common shares and 333-90388
Association of Real Estate Investment                                                     for preferred shares.
Trusts (NAREIT).
                                                                                          A description of the policies and
o The Fund's audit committee Charter is                                                   procedures that the Fund uses to determine
available on the AIM Website,                                                             how to vote proxies relating to portfolio
AIMinvestments.com. Go to                                                                 securities is available without
AIMinvestments.com. Under the Products                                                    charge, upon request, from our Client
list, click on AIM Select Real Estate                                                     Services department at 800-959-4246 or on
Income Fund, then click on Fund overview,                                                 the AIM Web site, AIMinvestments.com. On
then on Charter of the Audit Committees of                                                the home page, scroll down and click on
the AIM Funds. You may also obtain a                                                      AIM Funds Proxy Policy. The information is
printed copy by calling AIM's Client                                                      also available on the SEC Web
Services department a 800-959-4246.                                                       site, sec.gov.

o The Fund's Annual CEO Certification of                                                  Information regarding how the Fund voted
Compliance regarding the Fund's compliance                                                proxies related to its portfolio
with NYSE corporate governance listing                                                    securities during the 12 months ended June
standards was filed with the NYSE on June                                                 30, 2005, is available at our Web site. Go
17, 2005.                                                                                 to AIMinvestments.com, access the About Us
                                                                                          tab, click on Required Notices and then
                                                                                          click on Proxy Voting Activity.
                                                                                          Next, select the Fund from the drop-down
                                                                                          menu. The information is also available on
                                                                                          the SEC Web site, sec.gov.
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                                       2
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
DIVIDEND REINVESTMENT PLAN                   below the net asset value per Common Share   o If, on the payment date of the dividend,
                                             at the time of valuation, the Plan           the closing market price per Common Shares
o The Fund has adopted the following         Administrator will receive the dividend or   plus per share brokerage commissions
Dividend Reinvestment Plan:                  distribution in cash and will purchase       applicable to an open market purchase of
                                             Common Shares in the open market, on the     Common Shares is at or above the net asset
You may elect to have all dividends,         New York Stock Exchange or elsewhere, for    value per Common Share, the Fund will
including any capital gain dividends,        the participants' accounts. It is possible   issue new shares at a price equal to the
on your Common Shares automatically          that the market price for the Common         greater of (i) net asset value per Common
reinvested by Computershare Trust            Shares may increase before the Plan          Share on that trading date or (ii) 95% of
Company, N.A. as plan administrator          Administrator has completed its purchases.   the closing market price on that trading
(the "Plan Administrator") for the           Therefore, the weighted average purchase     date.
Common Shareholders, in additional           price per share paid by the Plan
Common shares under the Dividend             Administrator may exceed the closing         o The Plan Administrator maintains all
Reinvestment Plan (the "Plan"). You may      market price at the time of valuation,       shareholders' accounts in the Plan and
elect to participate in the Plan by          resulting in the purchase of fewer shares    gives written confirmation of all
contacting the Plan Administrator at         than if the dividend or distribution had     transactions in the accounts, including
1-800-730-6001. If you do not participate,   been paid in Common Shares issued by the     information you may need for tax records.
you will receive all distributions in cash   Fund. The Plan Administrator will use all    Common Shares in your account will be held
paid by check mailed directly to you by      dividends and distributions received in      by the Plan Administrator in book-entry
Computershare Trust Company, N.A. as         cash to purchase Common Shares in the open   (non-certificated) form. Any proxy you
dividend paying agent.                       market prior to the next ex-dividend date.   receive will include all Common Shares you
                                             In the event it appears that the Plan        have received under the Plan.
o If you decide to participate in the        Administrator will not be able to complete
Plan, the number of Common Shares you will   the open market purchases prior to the       o You may withdraw from the Plan at any
receive will be determined as follows:       next ex-dividend date, the Fund will         time by giving notice to the Plan
                                             determine whether to issue the remaining     Administrator. If you withdraw completely
If, on the payment date of the dividend,     shares at net asset value. Interest will     from the Plan or the Plan is terminated,
the closing market price per Common Share    not be paid on any uninvested cash           the Plan Administrator will transfer your
plus per share brokerage commissions         payments.                                    account or issue the shares in your
applicable to an open market purchase of                                                  account to you (which may include a cash
Common Shares is

payment to you for any fraction of a share   o All correspondence concerning the Plan     and profits is treated as a non taxable
in your account). If you wish, the Plan      should be directed to the Plan               return of capital that reduces a
Administrator will sell your shares and      Administrator at: P.O. Box 43011,            shareholder's tax basis in their common
send you the proceeds, minus applicable      Providence, RI 02940-3011.                   shares; any such distributions in excess
brokerage commissions and a $15.00 service                                                of basis are treated as gain from the sale
fee.                                         TRANSFERS OF SHARES AND CONTINUED            of shares.
                                             PARTICIPATION IN THE DIVIDEND REINVESTMENT
o There is no brokerage charge for           PLAN                                         o The tax treatment of dividends and
reinvestment of your dividends or                                                         distributions are the same regardless of
distributions in Common Shares. However,     o A shareholder who holds Common Shares in   whether they are paid in cash or
all participants will pay a pro rata share   a brokerage account and participates in      reinvested in additional Common Shares. If
of brokerage commissions incurred by the     the dividend reinvestment plan may not be    a shareholder sells his Common Shares, or
Plan Administrator when it makes open        able to transfer the shares to another       has shares repurchased by the Fund, the
market purchases.                            broker and continue to participate in the    shareholder may realize a capital gain or
                                             dividend reinvestment plan.                  loss, which will be long-term or
o Automatically reinvesting dividends and                                                 short-term depending on the shareholder's
distributions does not mean that you do      TAX TREATMENT OF REINVESTED DIVIDENDS        holding period for the shares. Fund
not have to pay income taxes due upon                                                     distributions also may be subject to state
receiving dividends and distributions.       o Dividends paid out of the Fund's           and local taxes.
                                             "investment company taxable income" will
o The Fund reserves the right to amend or    be taxable as ordinary income to the
terminate the Plan if in the judgment of     extent of the Fund's earnings and profits.
the Board of Trustees the change is          Distributions of net capital gain (the
warranted. There is no direct service        excess of net long-term capital gain over
charge to participants in the Plan;          net short-term capital loss), if any, are
however, the Fund reserves the right to      taxable to shareholders as long-term
amend the Plan to include a service charge   capital gain, regardless of the length of
payable by the participants. Additional      time Fund shares were held. A distribution
information about the Plan may be obtained   of an amount in excess of the Fund's
from the Plan Administrator.                 earnings

AIM SELECT REAL ESTATE INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               the Fund, with the intent of generating a
                                                                                          higher return on the assets than the Fund
=======================================================================================   pays to borrow those assets. We also use
PERFORMANCE SUMMARY                                                                       strategies designed to reduce the risk of
                                             ==========================================   short-term interest rate movement, which
The Real Estate Investment Trust (REIT)      FUND VS. INDEXES                             can affect the preferred share borrowing
market proved resilient during 2005. We are                                               rate.
pleased to report AIM Select Real Estate     TOTAL RETURNS, 12/31/04-12/31/05
Income Fund once again provided                                                              We attempt to control risk by
shareholders with positive returns. The      Fund at NAV                          4.44%   diversification of property types,
Fund's primary objective, however, is high                                                geographic location and limiting holding
current income with approximately 26% of     Fund at Market                       2.33    concentrations of any one security.
the Fund's assets invested in preferred
stocks. During the reporting period, REIT    S&P 500 Index (Broad Market Index)   4.91       We will consider selling a holding
preferred stocks generally had lower                                                      when:
returns than REIT common stocks. As the      NAREIT Equity Index
proportion of preferred stocks is higher     (Style-specific Index)              12.17    o relative valuation falls below desired
in the Fund than in NAREIT Equity Index,                                                  levels
the Fund lagged this index during the        MSCI US REIT Index
reporting period.                            (Former Style-specific Index)       12.13    o risk/return relationships change
                                                                                          significantly
   Since the Fund is a closed-end            Lipper Sector Equity Fund
management investment company, shares may     Category Average                            o company fundamentals change (property
trade at a discount or premium to net         (Closed-end Funds)                          type, geography or management changes)
asset value. As of December 31, 2005, the     (Peer Group Index)                  9.18
Fund Common Shares traded at a 14.4% dis-                                                 o a more attractive investment opportunity
                                             SOURCE: LIPPER, INC.                         is identified.

                                             ==========================================   MARKET CONDITIONS AND YOUR FUND

                                             count to NAV, compared with 12.6% at the     Despite record high oil prices and two
                                             close of 2004. As of December 31, 2005, the  Gulf Coast hurricanes, the broad U.S.
                                             average discount rate to NAV of closed-end   stock market (S&P 500 Index) produced
                                             real estate funds available from Lipper      positive returns during the year. The REIT
                                             was 11.8%,compared with 10.2% at the end     market continued to perform well in 2005,
                                             of 2004.                                     easily outdistancing the broad stock
                                                                                          market for the sixth consecutive year.
=======================================================================================   Though another positive year for REITs,
                                                                                          performance fluctuated throughout the
HOW WE INVEST                                identify securities with:                    year.

The Fund holds primarily real estate         o potential to pay attractive dividends         In January of 2005, the REIT market
oriented securities. We focus on public      relative to similar properties               experienced a correction as investors took
companies whose value is driven by                                                        profits. Although REIT fundamentals are
tangible assets. Our goal is to create a     o quality underlying properties              not directly linked to interest rates,
portfolio that will provide high current                                                  REIT prices also dipped in the early part
income. We use a fundamentals-driven         o solid management teams                     of 2005 amid fears of rising interest
investment process, including property                                                    rates. The REIT market sell-off proved
market cycle analysis, property              o attractive valuations relative to          short-lived as real estate markets
evaluation, and management and structure     similar properties and geographical          continued their underlying improvement in
review to                                    location                                     occupancies and rents.

                                                The Fund may seek to increase portfolio      Through the second half of the year,
                                             yield through borrowing to provide           REIT performance proved mixed but largely
                                             leverage to                                  positive. Supporting the market were
                                                                                          continued cash

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 10 SECURITY HOLDINGS
                                                                                          COMMON SHARE MARKET VALUE           $14.98
By property type                              1. Nationwide Health Properties,Inc. 3.7%
                                                                                          COMMON SHARE NET ASSET VALUE        $17.49
Office Properties                    20.7%    2. Colonial Properties Trust         3.6
                                                                                          MARKET PRICE DISCOUNT             (14.35%)
Healthcare                           18.1     3. Commercial Net Lease Realty       3.5
                                                                                          TOTAL NUMBER OF HOLDINGS               115
Diversified                          13.4     4. Healthcare Realty Trust           3.1
                                                                                          At the close of the reporting period, the
Regional Malls                       10.8     5. Prentiss Properties Trust         3.1    Fund's common shares NAV stood at $17.49,
                                                                                          and its market share price was $14.98.
Shopping Centers                      7.4     6. Senior Housing Properties Trust   3.0    Since the Fund is a closed-end management
                                                                                          investment company, shares of the Fund may
Apartments                            7.0     7. Health Care Property                     trade at a discount from the net asset
                                                  Investors, Inc.                  2.9    value. This characteristic is separate and
Lodging-Resorts                       5.7                                                 distinct from the risk that NAV could
                                              8. iStar Financial Inc.              2.9    decrease as a result of investment
Freestanding                          5.5                                                 activities and may be a greater risk to
                                              9. Health Care REIT, Inc.            2.8    investors expecting to sell their shares
Industrial/Office Mixed               4.0                                                 after a short time. The Fund cannot
                                             10. Hospitality Properties Trust      2.7    predict whether shares will trade at,
Industrial Properties                 2.6                                                 above or below NAV.
                                             The Fund's holdings are subject to change,
Self Storage Facilities               1.9    and there is no assurance that the Fund
                                             will continue to hold any particular
Specialty Properties                  1.8    security.

Manufactured Homes                    0.3

Other Assets Less Liabilities         0.8

==========================================   ==========================================   ==========================================

inflows from both individuals and               As the Fund's primary objective is                            JOE V. RODRIGUEZ,JR.,
institutions, increased merger and           income, the Fund has exposure to REIT             [RODRIGUEZ     Director of Securities
acquisition activity and faster earnings     preferred stocks. Due to their                        JR.        Management, INVESCO
growth brought about by recovering           fixed-income characteristics, REIT                  PHOTO]       Real Estate, is lead
property market fundamentals (i.e.,          preferred shares may behave more like                            portfolio manager of
occupancy and rental rate improvements).     bonds. During the year, REIT preferred       AIM Select Real Estate Income Fund. He
                                             stocks provided income but did not           oversees all phases of the unit including
   Select office REITs contributed to        participate as fully in the share price      securities research and administration.
performance with ARDEN REALTY, INC., a       appreciation as REIT common stocks did.      Mr. Rodriguez began his investment career
REIT that owns and manages commercial                                                     in 1983 and joined INVESCO Real Estate,
office property in Southern California,         As part of our investment strategy, the   the Dallas-based investment management
one of our top contributors for the year.    Fund also leverages through the issuance     affiliate of INVESCO Institutional (N.A.),
Arden witnessed significant price            of preferred stocks which increases the      Inc., in 1990. He has served on the
appreciation after General Electric Co.      Fund's yield and may help or hurt NAV        editorial boards of the National
announced plans to buy the REIT.             depending on whether the REIT market is      Association of Real Estate Investment
                                             going up or down. We leverage through the    Trusts (NAREIT) as well as the
   Given the Fund's primary goal of          issuance of auction rate preferred shares    Institutional Real Estate Securities
income, we continued to have meaningful      and then swap a portion of the floating      Newsletter. He is a member of the National
exposure to the healthcare sector, as        rates paid on the preferred shares for       Association of Business Economists and the
healthcare REITs have historically           fixed rates in an effort to mitigate         American Real Estate Society. He also
produced a relatively high and steady        interest rate uncertainty. Given the REIT    served as adjunct professor of economics
stream of income. Healthcare REITs are       environment during the reporting period,     at the University of Texas at Dallas. In
typically viewed as yield-oriented           leverage helped the Fund by boosting         addition, Mr. Rodriguez was a contributing
vehicles due to their history of long and    income and NAV.                              author to Real Estate Investment Trusts:
stable lease patterns. In general, shares                                                 Structure Analysis and Strategy, published
of higher-yielding REITs underperformed      IN CLOSING                                   by McGraw Hill. Mr. Rodriguez received his
during the year amid Federal Reserve                                                      B.B.A. in economics and finance as well as
interest rate increases. Therefore our       We are encouraged by the resiliency of the   his M.B.A. in finance from Baylor
large exposure to health care REITs proved   REIT market during the year. During the      University.
a drag on performance.                       reporting period, we believe REIT prices
                                             largely reflected fair levels relative to                        MARK D. BLACKBURN,
   Despite positive performance by the       the value of their underlying holdings.           [BLACKBURN     Chartered Financial
REIT market during the year, a few           Although REIT prices increased, we believe          PHOTO]       Analyst, Director of
holdings detracted from Fund performance.    occupancy and rental rates have supported                        Investments, INVESCO
AMERICAN FINANCIAL REALTY TRUST, which       that growth and that REIT fundamentals                           Real Estate, is
acquires, manages and operates properties    continue to improve. We believe future       portfolio manager of AIM Select Real
leased to regulated financial                improvements in share prices may be          Estate Income Fund. Prior to joining
institutions, declined amid concern over     dependent on the strength of gross           INVESCO in 1998, he worked as an associate
the company's business strategy. We          domestic product expansion and investor      director of the research, focusing on
believe the company's management became      sentiment. We appreciate your continued      equity securities research and
over-ambitious in their expansion plan. We   participation in AIM Select Real Estate      recommendations with a regional brokerage
continue to maintain our position because    Income Fund.                                 firm. He has approximately 18 years of
of its attractive relative valuation and                                                  experience in institutional investing and
believe it will make progress in             The views and opinions expressed in          risk management, along with a background
addressing investor concerns.                management's discussion of Fund              in evaluating the high-yield and
                                             performance are those of A I M Advisors,     convertible securities markets. Mr.
------------------------------------------   Inc. These views and opinions are subject    Blackburn received a B.S. in accounting
The Fund should not be viewed as a vehicle   to change at any time based on factors       from Louisiana State University and an
for trading purposes. It is designed         such as market and economic conditions.      M.B.A. from Southern Methodist University.
primarily for risk-tolerant long-term        These views and opinions may not be relied   He is a Certified Public Accountant and a
investors.                                   upon as investment advice or                 member of the National Association of Real
                                             recommendations, or as an offer for a        Estate Investment Trusts.
   The performance data quoted represent     particular security. The information is
past performance and cannot guarantee        not a complete analysis of every aspect of                       JAMES W. TROWBRIDGE,
comparable future results; current           any market, country, industry, security or       [TROWBRIDGE     portfolio manager,
performance may be lower of higher. Please   the Fund. Statements of fact are from               PHOTO]       INVESCO Real Estate,
see your financial advisor for the most      sources considered reliable, but A I M                           is portfolio manager
recent month-end performance. Fund           Advisors, Inc. makes no representation or                        of AIM Select Real
performance figures are historical, and      warranty as to their completeness or         Estate Income Fund. In 1989, Mr.
they reflect Fund expenses, the              accuracy. Although historical performance    Trowbridge joined INVESCO Real Estate.
reinvestment of distributions (if any) and   is no guarantee of future results, these     With 30 years of real estate investment
changes in net asset value (NAV) for         insights may help you understand our         experience for major institutional
performance based on NAV and changes in      investment management philosophy.            investors, Mr. Trowbridge is responsible
market price for performance based on                                                     for integrating his knowledge into
market price. The value of your Fund                See important Fund and index          INVESCO's publicly traded REIT
shares will fluctuate so that you may have         disclosures inside front cover.        investments. Mr. Trowbridge received his
a gain or loss when you sell shares.                                                      B.S. in finance from Indiana University.
                                                                                          He has completed numerous appraisal and
   Had the advisor not waived fees and/or                                                 income property courses sponsored by the
reimbursed expenses, returns would have                                                   American Appraisal Institute and the
been lower.                                                                               Mortgage Bankers Association, of which he
------------------------------------------                                                has been active on several income property
                                                                                          subcommittees. He is a member of the
                                                                                          National Association of Real Estate
                                                                                          Investment Trusts.

                                                                                          Assisted by the Real Estate Team

AIM SELECT REAL ESTATE INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Select Real     back office support functions provided by    rates at a common asset level and noted
Estate Income Fund (the "Board") oversees    AIM and AIM's equity and fixed income        that the Fund's rate was comparable to the
the management of AIM Select Real Estate     trading operations. Based on the review of   median rate of the funds advised by other
Income Fund (the "Fund") and, as required    these and other factors, the Board           advisors with investment strategies
by law, determines annually whether to       concluded that the quality of services to    comparable to those of the Fund that the
approve the continuance of the Fund's        be provided by AIM was appropriate and       Board reviewed. The Board noted that AIM
advisory agreement with A I M Advisors,      that AIM currently is providing              has agreed to limit the Fund's total
Inc. ("AIM"). Based upon the                 satisfactory services in accordance with     operating expenses, as discussed below.
recommendation of the Investments            the terms of the Advisory Agreement.         Based on this review, the Board concluded
Committee of the Board, which is comprised                                                that the advisory fee rate for the Fund
solely of independent trustees, at a         o The performance of the Fund relative to    under the Advisory Agreement was fair and
meeting held on June 30, 2005, the Board,    comparable funds. The Board reviewed the     reasonable.
including all of the independent trustees,   performance of the Fund (at net asset
approved the continuance of the advisory     value) during the past one and two           o Expense limitations and fee waivers. The
agreement (the "Advisory Agreement")         calendar years against the performance of    Board noted that AIM has contractually
between the Fund and AIM for another year,   funds advised by other advisors with         agreed to waive fees and/or limit expenses
effective July 1, 2005.                      investment strategies comparable to those    of the Fund through June 30, 2009 in an
                                             of the Fund. The Board noted that the        amount equal to a percentage of average
   The Board considered the factors          Fund's performance (at net asset value) in   daily managed assets. The Board considered
discussed below in evaluating the fairness   such periods was below the median            the contractual nature of this fee
and reasonableness of the Advisory           performance of such comparable funds.        waiver/expense limitation and noted that
Agreement at the meeting on June 30, 2005    Based on this review and after taking        it remains in effect until June 30, 2009.
and as part of the Board's ongoing           account of all of the other factors that     The Board considered the effect this fee
oversight of the Fund. In their              the Board considered in determining          waiver/expense limitation would have on
deliberations, the Board and the             whether to continue the Advisory Agreement   the Fund's estimated expenses and
independent trustees did not identify any    for the Fund, the Board concluded that no    concluded that the levels of fee
particular factor that was controlling,      changes should be made to the Fund and       waivers/expense limitations for the Fund
and each trustee attributed different        that it was not necessary to change the      were fair and reasonable.
weights to the various factors.              Fund's portfolio management team at this
                                             time. However, due to the Fund's             o Breakpoints and economies of scale. The
   One of the responsibilities of the        under-performance, the Board also            Board reviewed the structure of the Fund's
Senior Officer of the Fund, who is           concluded that it would be appropriate for   advisory fee under the Advisory Agreement,
independent of AIM and AIM's affiliates,     management and the Board to continue to      noting that it does not include any
is to manage the process by which the        closely monitor the performance of the       breakpoints. The Board considered whether
Fund's proposed management fees are          Fund.                                        it would be appropriate to add advisory
negotiated to ensure that they are                                                        fee breakpoints for the Fund or whether,
negotiated in a manner which is at arm's     o The performance of the Fund relative to    due to the nature of the Fund and the
length and reasonable. To that end, the      indices. The Board reviewed the              advisory fee structures of comparable
Senior Officer must either supervise a       performance of the Fund (at net asset        funds, it was reasonable to structure the
competitive bidding process or prepare an    value) during the past one calendar year     advisory fee without breakpoints. Based on
independent written evaluation. The Senior   against the performance of the Morgan        this review, the Board concluded that it
Officer has recommended an independent       Stanley REIT Index. The Board noted that     was not necessary to add advisory fee
written evaluation in lieu of a              the Fund's performance in such period was    breakpoints to the Fund's advisory fee
competitive bidding process and, upon the    below the performance of such Index. The     schedule. The Board reviewed the level of
direction of the Board, has prepared such    Board also noted that the performance of     the Fund's advisory fees, and noted that
an independent written evaluation. Such      such Index does not reflect fees, while      such fees, as a percentage of the Fund's
written evaluation also considered certain   the performance of the Fund does reflect     net assets, would remain constant under
of the factors discussed below. In           fees. Based on this review and after         the Advisory Agreement because the
addition, as discussed below, the Senior     taking account of all of the other factors   Advisory Agreement does not include any
Officer made certain recommendations to      that the Board considered in determining     breakpoints. The Board concluded that the
the Board in connection with such written    whether to continue the Advisory Agreement   Fund's fee levels under the Advisory
evaluation.                                  for the Fund, the Board concluded that no    Agreement therefore would not reflect
                                             changes should be made to the Fund and       economies of scale.
   The discussion below serves as a          that it was not necessary to change the
summary of the Senior Officer's              Fund's portfolio management team at this     o Investments in affiliated money market
independent written evaluation and           time. However, due to the Fund's             funds. The Board also took into account
recommendations to the Board in connection   under-performance, the Board also            the fact that uninvested cash and cash
therewith, as well as a discussion of the    concluded that it would be appropriate for   collateral from securities lending
material factors and the conclusions with    management and the Board to continue to      arrangements (collectively, "cash
respect thereto that formed the basis for    closely monitor the performance of the       balances") of the Fund may be invested in
the Board's approval of the Advisory         Fund.                                        money market funds advised by AIM pursuant
Agreement. After consideration of all of                                                  to the terms of an SEC exemptive order.
the factors below and based on its           o Meeting with the Fund's portfolio          The Board found that the Fund may realize
informed business judgment, the Board        managers and investment personnel. With      certain benefits upon investing cash
determined that the Advisory Agreement is    respect to the Fund, the Board is meeting    balances in AIM advised money market
in the best interests of the Fund and its    periodically with such Fund's portfolio      funds, including a higher net return,
shareholders and that the compensation to    managers and/or other investment personnel   increased liquidity, increased
AIM under the Advisory Agreement is fair     and believes that such individuals are       diversification or decreased transaction
and reasonable and would have been           competent and able to continue to carry      costs. The Board also found that the Fund
obtained through arm's length                out their responsibilities under the         will not receive reduced services if it
negotiations.                                Advisory Agreement.                          invests its cash balances in such money
                                                                                          market funds. The Board noted that, to the
o The nature and extent of the advisory      o Overall performance of AIM. The Board      extent the Fund invests in affiliated
services to be provided by AIM. The Board    considered the overall performance of AIM    money market funds, AIM has voluntarily
reviewed the services to be provided by      in providing investment advisory and         agreed to waive a portion of the advisory
AIM under the Advisory Agreement. Based on   portfolio administrative services to the     fees it receives from the Fund
such review, the Board concluded that the    Fund and concluded that such performance     attributable to such investment. The Board
range of services to be provided by AIM      was satisfactory.                            further determined that the proposed
under the Advisory Agreement was                                                          securities lending program and related
appropriate and that AIM currently is        o Fees relative to those of clients of AIM   procedures with respect to the lending
providing services in accordance with the    with comparable investment strategies. The   Fund is in the best interests of the
terms of the Advisory Agreement.             Board noted that AIM does not serve as an    lending Fund and its respective
                                             advisor to other mutual funds or other       shareholders. The Board therefore
o The quality of services to be provided     clients with investment strategies           concluded that the investment of cash
by AIM. The Board reviewed the credentials   comparable to those of the Fund.             collateral received in connection with the
and experience of the officers and                                                        securities lending program in the money
employees of AIM who will provide            o Fees relative to those of comparable       market funds according to the procedures
investment advisory services to the Fund.    funds with other advisors. The Board         is in the best interests of the lending
In reviewing the qualifications of AIM to    reviewed the advisory fee rate for the       Fund and its respective shareholders.
provide investment advisory services, the    Fund under the Advisory Agreement. The
Board reviewed the qualifications of AIM's   Board compared effective contractual         o Independent written evaluation and
investment personnel and considered such     advisory fee                                 recommendations of the Fund's Senior
issues as AIM's portfolio and product                                                     Officer. The Board noted
review process, various
                                                                                                                         (continued)

AIM SELECT REAL ESTATE INCOME FUND

that, upon their direction, the Senior       regulatory inquiries and litigation          the other factors that the Board
Officer of the Fund, who is independent of   related to a wide range of issues. The       considered in determining whether to
AIM and AIM's affiliates, had prepared an    Board also considered the governance and     continue the Advisory Agreement for the
independent written evaluation in order to   compliance reforms being undertaken by AIM   Fund, the Board concluded that no changes
assist the Board in determining the          and its affiliates, including maintaining    should be made to the Fund and that it was
reasonableness of the proposed management    an internal controls committee and           not necessary to change the Fund's
fees of the AIM Funds, including the Fund.   retaining an independent compliance          portfolio management team at this time.
The Board noted that the Senior Officer's    consultant, and the fact that AIM has        However, due to the Fund's
written evaluation had been relied upon by   undertaken to cause the Fund to operate in   under-performance, the Board also
the Board in this regard in lieu of a        accordance with certain governance           concluded that it would be appropriate for
competitive bidding process. In              policies and practices. The Board            management and the Board to continue to
determining whether to continue the          concluded that these actions indicated a     closely monitor the performance of the
Advisory Agreement for the Fund, the Board   good faith effort on the part of AIM to      Fund.
considered the Senior Officer's written      adhere to the highest ethical standards,
evaluation and the recommendation made by    and determined that the current regulatory   o The performance of the Fund relative to
the Senior Officer to the Board that the     and litigation environment to which AIM is   indices. The Board reviewed the
Board consider implementing a process to     subject should not prevent the Board from    performance of the Fund (at net asset
assist them in more closely monitoring the   continuing the Advisory Agreement for the    value) during the past one calendar year
performance of the AIM Funds. The Board      Fund.                                        against the performance of the Morgan
concluded that it would be advisable to                                                   Stanley REIT Index. The Board noted that
implement such a process as soon as          APPROVAL OF SUB-ADVISORY AGREEMENT           the Fund's performance in such period was
reasonably practicable.                                                                   below the performance of such Index. The
                                             The Board oversees the management of the     Board also noted that the performance of
o Profitability of AIM and its affiliates.   Fund and, as required by law, determines     such Index does not reflect fees, while
The Board reviewed information concerning    annually whether to approve the              the performance of the Fund does reflect
the profitability of AIM's (and its          continuance of the Fund's sub-advisory       fees. Based on this review and after
affiliates') investment advisory and other   agreement. Based upon the recommendation     taking account of all of the other factors
activities and its financial condition.      of the Investments Committee of the Board,   that the Board considered in determining
The Board considered the overall             which is comprised solely of independent     whether to continue the Advisory Agreement
profitability of AIM, as well as the         trustees, at a meeting held on June 30,      for the Fund, the Board concluded that no
profitability of AIM in connection with      2005, the Board, including all of the        changes should be made to the Fund and
managing the Fund. The Board noted that      independent trustees, approved the           that it was not necessary to change the
AIM's operations remain profitable,          continuance of the sub-advisory agreement    Fund's portfolio management team at this
although increased expenses in recent        (the "Sub-Advisory Agreement") between       time. However, due to the Fund's
years have reduced AIM's profitability.      INVESCO Institutional (N.A.), Inc. (the      under-performance, the Board also
Based on the review of the profitability     "Sub-Advisor") and AIM with respect to the   concluded that it would be appropriate for
of AIM's and its affiliates' investment      Fund for another year, effective July 1,     management and the Board to continue to
advisory and other activities and its        2005.                                        closely monitor the performance of the
financial condition, the Board concluded                                                  Fund.
that the compensation to be paid by the         The Board considered the factors
Fund to AIM under its Advisory Agreement     discussed below in evaluating the fairness   o Meetings with the Fund's portfolio
was not excessive.                           and reasonableness of the Sub-Advisory       managers and investment personnel. The
                                             Agreement at the meeting on June 30, 2005    Board is meeting periodically with the
o Benefits of soft dollars to AIM. The       and as part of the Board's ongoing           Fund's portfolio managers and/or other
Board considered the benefits realized by    oversight of the Fund. In their              investment personnel and believes that
AIM as a result of brokerage transactions    deliberations, the Board and the             such individuals are competent and able to
executed through "soft dollar"               independent trustees did not identify any    continue to carry out their
arrangements. Under these arrangements,      particular factor that was controlling,      responsibilities under the Sub-Advisory
brokerage commissions paid by the Fund       and each trustee attributed different        Agreement.
and/or other funds advised by AIM are used   weights to the various factors.
to pay for research and execution                                                         o Overall performance of the Sub-Advisor.
services. This research is used by AIM in       The discussion below serves as a          The Board considered the overall
making investment decisions for the Fund.    discussion of the material factors and the   performance of the Sub-Advisor in
The Board concluded that such arrangements   conclusions with respect thereto that        providing investment advisory services to
were appropriate.                            formed the basis for the Board's approval    the Fund and concluded that such
                                             of the Sub-Advisory Agreement. After         performance was satisfactory.
o AIM's financial soundness in light of      consideration of all of the factors below
the Fund's needs. The Board considered       and based on its informed business           o Advisory fees, expense limitations and
whether AIM is financially sound and has     judgment, the Board determined that the      fee waivers, and breakpoints and economies
the resources necessary to perform its       Sub-Advisory Agreement is in the best        of scale. In reviewing these factors, the
obligations under the Advisory Agreement,    interests of the Fund and its                Board considered only the advisory fees
and concluded that AIM has the financial     shareholders.                                charged to the Fund by AIM and did not
resources necessary to fulfill its                                                        consider the sub-advisory fees paid by AIM
obligations under the Advisory Agreement.    o The nature and extent of the advisory      to the Sub-Advisor. The Board believes
                                             services to be provided by the               that this approach is appropriate because
o Historical relationship between the Fund   Sub-Advisor. The Board reviewed the          the sub-advisory fees have no effect on
and AIM. In determining whether to           services to be provided by the Sub-Advisor   the Fund or its shareholders, as they are
continue the Advisory Agreement for the      under the Sub-Advisory Agreement. Based on   paid by AIM rather than the Fund.
Fund, the Board also considered the prior    such review, the Board concluded that the    Furthermore, AIM and the Sub-Advisor are
relationship between AIM and the Fund, as    range of services to be provided by the      affiliates and the Board believes that the
well as the Board's knowledge of AIM's       Sub-Advisor under the Sub-Advisory           allocation of fees between them is a
operations, and concluded that it was        Agreement was appropriate and that the       business matter, provided that the
beneficial to maintain the current           Sub-Advisor currently is providing           advisory fees charged to the Fund are fair
relationship, in part, because of such       services in accordance with the terms of     and reasonable.
knowledge. The Board also reviewed the       the Sub-Advisory Agreement.
general nature of the non-investment                                                      o Profitability of AIM and its affiliates.
advisory services currently performed by     o The quality of services to be provided     The Board reviewed information concerning
AIM and its affiliates, such as              by the Sub-Advisor. The Board reviewed the   the profitability of AIM's (and its
administrative, transfer agency and          credentials and experience of the officers   affiliates') investment advisory and other
distribution services, and the fees          and employees of the Sub-Advisor who will    activities and its financial condition.
received by AIM and its affiliates for       provide investment advisory services to      The Board considered the overall
performing such services. In addition to     the Fund. Based on the review of these and   profitability of AIM, as well as the
reviewing such services, the trustees also   other factors, the Board concluded that      profitability of AIM in connection with
considered the organizational structure      the quality of services to be provided by    managing the Fund. The Board noted that
employed by AIM and its affiliates to        the Sub-Advisor was appropriate, and that    AIM's operations remain profitable,
provide those services. Based on the         the Sub-Advisor currently is providing       although increased expenses in recent
review of these and other factors, the       satisfactory services in accordance with     years have reduced AIM's profitability.
Board concluded that AIM and its             the terms of the Sub-Advisory Agreement.     Based on the review of the profitability
affiliates were qualified to continue to                                                  of AIM's and its affiliates' investment
provide non-investment advisory services     o The performance of the Fund relative to    advisory and other activities and its
to the Fund, including administrative,       comparable funds. The Board reviewed the     financial condition, the Board concluded
transfer agency and distribution services,   performance of the Fund (at net asset        that the compensation to be paid by the
and that AIM and its affiliates currently    value) during the past one and two           Fund to AIM under its Advisory Agreement
are providing satisfactory non-investment    calendar years against the performance of    was not excessive.
advisory services.                           funds advised by other advisors with
                                             investment strategies comparable to those    o The Sub-Advisor's financial soundness in
o Other factors and current trends. In       of the Fund. The Board noted that the        light of the Fund's needs. The Board
determining whether to continue the          Fund's performance (at net asset value) in   considered whether the Sub-Advisor is
Advisory Agreement for the Fund, the Board   such periods was below the median            financially sound and has the resources
considered the fact that AIM, along with     performance of such comparable funds.        necessary to perform its obligations under
others in the mutual fund industry, is       Based on this review and after taking        the Sub-Advisory Agreement, and concluded
subject to                                   account of all of                            that the Sub-Advisor has the financial
                                                                                          resources necessary to fulfill its
                                                                                          obligations under the Sub-Advisory
                                                                                          Agreement.

AIM SELECT REAL ESTATE INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                 SHARES         VALUE
-------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-93.39%

APARTMENTS-5.34%

American Campus Communities, Inc.                 390,600   $   9,686,880
-------------------------------------------------------------------------
Apartment Investment & Management Co.-Class A      75,000       2,840,250
-------------------------------------------------------------------------
Education Realty Trust, Inc.                      368,900       4,755,121
-------------------------------------------------------------------------
GMH Communities Trust                             368,400       5,713,884
-------------------------------------------------------------------------
Home Properties, Inc.                             129,300       5,275,440
-------------------------------------------------------------------------
Town & Country Trust                              267,900       9,057,699
=========================================================================
                                                               37,329,274
=========================================================================

DIVERSIFIED-13.13%

AEW Real Estate Income Fund                       100,000       1,845,000
-------------------------------------------------------------------------
CentraCore Properties Trust                        89,400       2,402,178
-------------------------------------------------------------------------
Colonial Properties Trust                         784,078      32,915,594
-------------------------------------------------------------------------
Crescent Real Estate Equities Co.                 547,100      10,843,522
-------------------------------------------------------------------------
iStar Financial Inc.                              728,500      25,971,025
-------------------------------------------------------------------------
Lexington Corporate Properties Trust              343,900       7,325,070
-------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.          189,600       3,435,552
-------------------------------------------------------------------------
Nuveen Real Estate Income Fund                     77,400       1,547,226
-------------------------------------------------------------------------
Real Estate Income Fund, Inc.                     157,000       2,923,340
-------------------------------------------------------------------------
Scudder RREEF Real Estate Fund, Inc.              120,700       2,482,799
=========================================================================
                                                               91,691,306
=========================================================================

FREESTANDING-7.12%

Commercial Net Lease Realty                     1,546,000      31,492,020
-------------------------------------------------------------------------
Getty Realty Corp.                                418,400      10,999,736
-------------------------------------------------------------------------
Realty Income Corp.                               215,300       4,654,786
-------------------------------------------------------------------------
Trustreet Properties, Inc.                        175,000       2,558,500
=========================================================================
                                                               49,705,042
=========================================================================

HEALTHCARE-21.64%

Cogdell Spencer Inc.                              175,000       2,955,750
-------------------------------------------------------------------------
Health Care Property Investors, Inc.            1,020,200      26,076,312
-------------------------------------------------------------------------
Health Care REIT, Inc.                            755,300      25,604,670
-------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                     854,600      28,432,542
-------------------------------------------------------------------------
Nationwide Health Properties, Inc.              1,556,300      33,304,820
-------------------------------------------------------------------------
Omega Healthcare Investors, Inc.                  593,300       7,469,647
-------------------------------------------------------------------------
Senior Housing Properties Trust                 1,611,900      27,257,229
=========================================================================
                                                              151,100,970
=========================================================================

INDUSTRIAL PROPERTIES-2.45%

First Industrial Realty Trust, Inc.               444,500      17,113,250
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

INDUSTRIAL/OFFICE MIXED-4.09%

Duke Realty Corp.                                 202,500   $   6,763,500
-------------------------------------------------------------------------
Liberty Property Trust                            475,200      20,362,320
-------------------------------------------------------------------------
Mission West Properties Inc.                      150,000       1,461,000
=========================================================================
                                                               28,586,820
=========================================================================

LODGING-RESORTS-4.06%

Ashford Hospitality Trust                         240,300       2,520,747
-------------------------------------------------------------------------
DiamondRock Hospitality Co.                       157,000       1,877,720
-------------------------------------------------------------------------
Hospitality Properties Trust                      597,900      23,975,790
=========================================================================
                                                               28,374,257
=========================================================================

MANUFACTURED HOMES-0.31%

Sun Communities, Inc.                              69,600       2,185,440
=========================================================================

OFFICE PROPERTIES-21.51%

American Financial Realty Trust                 1,611,700      19,340,400
-------------------------------------------------------------------------
Brandywine Realty Trust                           674,700      18,830,877
-------------------------------------------------------------------------
CarrAmerica Realty Corp.                          510,400      17,675,152
-------------------------------------------------------------------------
Glenborough Realty Trust Inc.                     375,600       6,798,360
-------------------------------------------------------------------------
Highwoods Properties, Inc.                        299,500       8,520,775
-------------------------------------------------------------------------
HRPT Properties Trust                           1,427,300      14,772,555
-------------------------------------------------------------------------
Mack-Cali Realty Corp.                            376,400      16,260,480
-------------------------------------------------------------------------
Maguire Properties, Inc.                          654,200      20,214,780
-------------------------------------------------------------------------
Prentiss Properties Trust                         682,900      27,780,372
=========================================================================
                                                              150,193,751
=========================================================================

REGIONAL MALLS-2.28%

Glimcher Realty Trust                             655,500      15,941,760
=========================================================================

SELF STORAGE FACILITIES-2.30%

Extra Space Storage Inc.                          527,000       8,115,800
-------------------------------------------------------------------------
Public Storage, Inc.-Series A Dep. Shares         165,700       4,584,919
-------------------------------------------------------------------------
U-Store-It Trust                                  160,000       3,368,000
=========================================================================
                                                               16,068,719
=========================================================================

SHOPPING CENTERS-8.09%

Cedar Shopping Centers Inc.                        73,300       1,031,331
-------------------------------------------------------------------------
Heritage Property Investment Trust                507,800      16,960,520
-------------------------------------------------------------------------
Inland Real Estate Corp.                          840,200      12,426,558
-------------------------------------------------------------------------
New Plan Excel Realty Trust(a)                    836,100      19,380,798
-------------------------------------------------------------------------
Ramco-Gershenson Properties Trust                 251,400       6,699,810
=========================================================================
                                                               56,499,017
=========================================================================

AIM SELECT REAL ESTATE INCOME FUND

                                                 SHARES         VALUE
-------------------------------------------------------------------------

SPECIALTY PROPERTIES-1.07%

Spirit Finance Corp.                              656,600   $   7,452,410
=========================================================================
Total Real Estate Investment Trusts, Common
  Stocks & Other Equity Interests (Cost
  $516,468,434)                                               652,242,016
=========================================================================

PREFERRED STOCKS-34.92%

APARTMENTS-3.66%

Apartment Investment & Management Co.- Series
  T, 8.00%                                        200,000       5,000,000
-------------------------------------------------------------------------
BRE Properties, Inc.
  Series B, 8.08%                                 200,000       5,056,000
-------------------------------------------------------------------------
  Series D, 6.75%                                 200,000       4,900,000
-------------------------------------------------------------------------
Equity Residential-Series K, 8.29%(b)               4,200         247,932
-------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.
  Series F, 9.25%                                  47,000       1,214,480
-------------------------------------------------------------------------
  Series H, 8.30%                                 195,000       4,988,100
-------------------------------------------------------------------------
Post Properties, Inc.-Series A, 8.50%              71,700       4,157,883
=========================================================================
                                                               25,564,395
=========================================================================

DIVERSIFIED-4.27%

Colonial Properties Trust-Series D, 8.13%         200,000       5,128,000
-------------------------------------------------------------------------
Cousins Properties Inc.
  Series A, 7.75%                                 375,000       9,656,250
-------------------------------------------------------------------------
  Series B, 7.50%                                 100,000       2,540,000
-------------------------------------------------------------------------
Crescent Real Estate Equities Co.-Series B,
  9.50%                                            51,400       1,346,680
-------------------------------------------------------------------------
iStar Financial Inc.-Series E, 7.88%              185,000       4,662,000
-------------------------------------------------------------------------
Lexington Corporate Properties Trust-Series
  B, 8.05%                                         70,000       1,775,900
-------------------------------------------------------------------------
Vornado Realty Trust-Series F, 6.75%              200,000       4,750,000
=========================================================================
                                                               29,858,830
=========================================================================

HEALTHCARE-1.75%

Health Care Property Investors, Inc.-Series
  F, 7.10%                                        285,000       7,153,500
-------------------------------------------------------------------------
Omega Healthcare Investors, Inc.-Series D,
  8.38%                                           200,000       5,044,000
=========================================================================
                                                               12,197,500
=========================================================================

INDUSTRIAL PROPERTIES-0.94%

AMB Property Corp.-Series O, 7.00%                120,000       3,044,400
-------------------------------------------------------------------------
EastGroup Properties, Inc.-Series D, 7.95%        135,000       3,434,400
-------------------------------------------------------------------------
ProLogis-Series C, 8.54%(b)                           950          55,634
=========================================================================
                                                                6,534,434
=========================================================================

INDUSTRIAL/OFFICE MIXED-1.04%

Bedford Property Investors, Inc.
  Series A, 8.75%(b)                               60,000       2,934,378
-------------------------------------------------------------------------
  Series B, 7.63%                                 139,200       3,424,320
-------------------------------------------------------------------------
Duke Realty Corp.-Series B, 7.99%(b)               10,000         505,000
-------------------------------------------------------------------------
PS Business Parks, Inc.-Series F, 8.75%            16,000         406,880
=========================================================================
                                                                7,270,578
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

LODGING-RESORTS-3.35%

Eagle Hospitality Properties Trust,
  Inc.-Series A, 8.25%(b)                          49,700   $   1,220,756
-------------------------------------------------------------------------
FelCor Lodging Trust Inc.-Series C, 8.00%         138,700       3,331,574
-------------------------------------------------------------------------
Hersha Hospitality Trust-Series A, 8.00%           40,100         990,069
-------------------------------------------------------------------------
Hilton Hotels Corp., 8.00%                         45,000       1,146,150
-------------------------------------------------------------------------
Hospitality Properties Trust-Series B, 8.88%      450,000      11,578,500
-------------------------------------------------------------------------
Innkeepers USA Trust-Series C, 8.00%               34,700         847,721
-------------------------------------------------------------------------
LaSalle Hotel Properties
  Series A, 10.25%                                 36,300         943,800
-------------------------------------------------------------------------
  Series B, 8.38%                                  40,000       1,020,400
-------------------------------------------------------------------------
  Series D, 7.50%                                 100,000       2,305,000
=========================================================================
                                                               23,383,970
=========================================================================

MANUFACTURED HOMES-0.11%

Affordable Residential Communities
  Inc.-Series A, 8.25%                             40,000         776,000
=========================================================================

OFFICE PROPERTIES-5.23%

Alexandria Real Estate Equities, Inc.-Series
  B, 9.10%                                          5,600         142,184
-------------------------------------------------------------------------
CarrAmerica Realty Corp.-Series E, 7.50%           75,000       1,893,750
-------------------------------------------------------------------------
Corporate Office Properties Trust-Series G,
  8.00%                                           300,000       7,542,000
-------------------------------------------------------------------------
DRA CRT Acquisition Corp.-Series A, 8.50%         120,000       2,730,000
-------------------------------------------------------------------------
Glenborough Realty Trust Inc.-Series A, $1.94
  Conv.                                            25,245         636,174
-------------------------------------------------------------------------
Highwoods Properties, Inc.-Series B, 8.00%         26,022         653,152
-------------------------------------------------------------------------
HRPT Properties Trust
  Series A, 9.88%                                  42,000       1,068,060
-------------------------------------------------------------------------
  Series B, 8.75%                                 510,000      13,209,000
-------------------------------------------------------------------------
Kilroy Realty Corp.
  Series E, 7.80%                                  51,600       1,316,832
-------------------------------------------------------------------------
  Series F, 7.50%                                 175,000       4,313,750
-------------------------------------------------------------------------
SL Green Realty Corp.-Series C, 7.63%             120,000       3,022,800
=========================================================================
                                                               36,527,702
=========================================================================

REGIONAL MALLS-11.69%

CBL & Associates Properties, Inc.
  Series B, 8.75%                                 315,000      16,096,500
-------------------------------------------------------------------------
  Series C, 7.75%                                 350,000       8,855,000
-------------------------------------------------------------------------
  Series D, 7.38%                                 175,000       4,378,500
-------------------------------------------------------------------------
Glimcher Realty Trust
  Series F, 8.75%                                  80,000       2,040,000
-------------------------------------------------------------------------
  Series G, 8.13%                                 134,600       3,351,540
-------------------------------------------------------------------------
Mills Corp. (The)
  Series B, 9.00%                                 650,000      16,594,500
-------------------------------------------------------------------------
  Series C, 9.00%                                 450,000      11,623,500
-------------------------------------------------------------------------
  Series E, 8.75%                                 600,000      15,360,000
-------------------------------------------------------------------------

AIM SELECT REAL ESTATE INCOME FUND

                                                 SHARES         VALUE
-------------------------------------------------------------------------
REGIONAL MALLS-(CONTINUED)

Taubman Centers, Inc.
  Series A, 8.30%                                  16,385   $     415,524
-------------------------------------------------------------------------
  Series G, 8.00%                                 116,200       2,920,106
=========================================================================
                                                               81,635,170
=========================================================================

SELF STORAGE FACILITIES-0.21%

Public Storage, Inc.-Series G, 7.00%               60,000       1,494,000
=========================================================================

SHOPPING CENTERS-1.44%

Developers Diversified Realty Corp.-Class F,
  8.60%                                           229,700       5,898,696
-------------------------------------------------------------------------
Federal Realty Investment Trust-Series B,
  8.50%                                            70,600       1,819,362
-------------------------------------------------------------------------
Ramco-Gershenson Properties Trust-Series B,
  9.50%                                            40,000       1,046,000
-------------------------------------------------------------------------
Saul Centers, Inc.-Series A, 8.00%                 50,000       1,280,000
=========================================================================
                                                               10,044,058
=========================================================================

                                                 SHARES         VALUE
-------------------------------------------------------------------------

SPECIALTY PROPERTIES-1.23%

Capital Automotive REIT-Series A, 7.50%           200,000   $   4,990,000
-------------------------------------------------------------------------
Entertainment Properties Trust-Series A,
  9.50%                                           138,900       3,569,730
=========================================================================
                                                                8,559,730
=========================================================================
    Total Preferred Stocks (Cost
      $240,623,079)                                           243,846,367
=========================================================================
TOTAL INVESTMENTS-128.31% (Cost $757,091,513)                 896,088,383
=========================================================================
OTHER ASSETS LESS LIABILITIES-1.04%                             7,291,218
=========================================================================
AUCTION RATE PREFERRED SHARES, AT LIQUIDATION
  VALUE-(29.35%)                                             (205,000,000)
=========================================================================
NET ASSETS ATTRIBUTABLE TO COMMON
  SHARES-100.00%                                            $ 698,379,601
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

 Conv.  - Convertible
 Dep.   - Depositary
 REIT   - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) A portion of the value was pledged as collateral to cover margin requirements for open interest rate swap transactions. See Note 1I and Note 11.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2005 was $4,963,700, which represented 0.71% of the Fund's Net Assets. See
    Note 1A.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $757,091,513)      $896,088,383
===========================================================
Receivables for:
  Dividends                                       5,345,173
-----------------------------------------------------------
  Unrealized appreciation on interest rate
     swap transactions                            2,198,773
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               31,316
-----------------------------------------------------------
Other assets                                         48,088
===========================================================
     Total assets                               903,711,733
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Interest payable on interest rate swap
     transactions                                    17,346
-----------------------------------------------------------
  Due from custodian                                 40,132
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                68,992
-----------------------------------------------------------
  Dividends declared on auction rate
     preferred shares                                92,786
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              189
-----------------------------------------------------------
Accrued operating expenses                          112,687
===========================================================
     Total liabilities                              332,132
===========================================================
Auction rate preferred shares, at liquidation
  value                                         205,000,000
===========================================================
Net assets attributable to common shares       $698,379,601
___________________________________________________________
===========================================================


NET ASSETS ATTRIBUTABLE TO COMMON SHARES
  CONSIST OF:

Shares of beneficial interest -- common
  shares                                       $547,744,602
-----------------------------------------------------------
Undistributed net investment income                 (53,044)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and interest rate
  swap transactions                               9,492,400
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and interest rate swap
  transactions                                  141,195,643
===========================================================
                                               $698,379,601
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  COMMON SHARE:

Outstanding                                      39,935,496
___________________________________________________________
===========================================================
Net asset value per common share               $      17.49
___________________________________________________________
===========================================================
Market value per common share                  $      14.98
___________________________________________________________
===========================================================
Market price premium (discount) to net asset
  value per common share                             (14.35)%
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends                                                     $ 42,912,756
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       290,739
==========================================================================
    Total investment income                                     43,203,495
==========================================================================

EXPENSES:

Advisory fees                                                    8,724,737
--------------------------------------------------------------------------
Administrative services fees                                       232,965
--------------------------------------------------------------------------
Custodian fees                                                      88,548
--------------------------------------------------------------------------
Auction rate preferred shares auction fees                         526,381
--------------------------------------------------------------------------
Transfer agent fees                                                 54,011
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           44,050
--------------------------------------------------------------------------
Other                                                              514,297
==========================================================================
    Total expenses                                              10,184,989
==========================================================================
Less: Fees waived and expenses reimbursed                       (2,910,797)
==========================================================================
    Net expenses                                                 7,274,192
==========================================================================
Net investment income                                           35,929,303
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND INTEREST RATE SWAP TRANSACTIONS:

Net realized gain (loss) from:
  Investment securities                                         75,570,912
--------------------------------------------------------------------------
  Interest rate swap transactions                               (1,192,700)
==========================================================================
                                                                74,378,212
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (92,379,531)
--------------------------------------------------------------------------
  Interest rate swap transactions                                3,677,345
==========================================================================
                                                               (88,702,186)
==========================================================================
Net gain (loss) from investment securities and interest rate
  swap transactions                                            (14,323,974)
==========================================================================
Net increase in net assets resulting from operations            21,605,329
==========================================================================
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS FROM
  NET INVESTMENT INCOME                                         (6,598,783)
==========================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS ATTRIBUTABLE TO
  COMMON SHARES                                               $ 15,006,546
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005             2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  35,929,303    $ 34,096,037
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and interest rate swap transactions               74,378,212      64,658,045
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and interest rate swap
    transactions                                                (88,702,186)     60,982,770
===========================================================================================
    Net increase in net assets resulting from operations         21,605,329     159,736,852
===========================================================================================
Distributions to auction rate preferred shareholders from
  net investment income                                          (6,598,783)     (3,084,524)
===========================================================================================
    Net increase in net assets from operations attributable
     to common shares                                            15,006,546     156,652,328
===========================================================================================

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:

  Net investment income                                         (49,480,081)    (49,360,273)
-------------------------------------------------------------------------------------------
  Net realized gains                                            (66,504,582)    (20,003,690)
===========================================================================================
    Decrease in net assets resulting from distributions to
     common shares                                             (115,984,663)    (69,363,963)
===========================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO
     COMMON SHARES                                             (100,978,117)     87,288,365
===========================================================================================

NET ASSETS:

  Beginning of year                                             799,357,718     712,069,353
===========================================================================================
  End of year (including undistributed net investment income
    of $(53,044) and $(38,884), respectively)                 $ 698,379,601    $799,357,718
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Real Estate Income Fund (the "Fund") was organized as a Delaware statutory trust on March 11, 2002 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund currently has Common Shares and Auction Rate Preferred Shares ("Preferred Shares") outstanding. The Common Shares are traded on the New York Stock Exchange under the symbol "RRE." Preferred Shares are currently sold in weekly auctions through broker-dealers who have an agreement with the auction agent. Preferred Shares have seniority over the Common Shares and the issuance of Preferred Shares leveraged the value of the Fund's Common Shares. Except as otherwise indicated in the Agreement and Declaration of Trust, as amended, (the "Declaration of Trust") and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

    The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued

AIM SELECT REAL ESTATE INCOME FUND

     by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Interest rate swap transactions are marked to market daily based upon quotations from market makers. The value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

AIM SELECT REAL ESTATE INCOME FUND

D. DISTRIBUTIONS -- Dividends from net investment income (prior to any reclassification as a return of capital) are declared and paid to Common Shareholders monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

       Dividends from net investment income, distributions from capital gains and return of capital are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

       The Fund offers a Dividend Reinvestment Plan to allow dividends, including any capital gain dividends, on Common Shares to be automatically reinvested in additional Common Shares of the Fund. Computershare, the Transfer Agent for the Common Shares of the Fund, will make the determination on the reinvestment of the dividend based on the market price per Common Share in comparison to the net asset value of the Fund. Generally, if on the fifth trading day preceding the payment date of the dividend, the market price per Common Share plus share brokerage commissions applicable to an open market purchase of Common Shares is below the net asset value per Common Share, the Transfer Agent will receive the dividend or distribution in cash. Under these circumstances, the Transfer Agent will purchase Common Shares in the open market. Otherwise the Fund will issue new Common Shares to fulfill dividend reinvestment obligations.

       Preferred Shares issued by the Fund pay dividends based on a determined rate, usually the rate set at the preceding auction, normally held every seven days. In most instances, dividends are payable every seven days, on the first business day following the last day of a dividend period.

       Under the Investment Company Act of 1940, the Fund is required to maintain, with respect to all outstanding senior equity securities of the Fund, including Preferred Shares, as of the last business day on any month in which any Preferred Shares are outstanding, asset coverage of at least 200%. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the Preferred Shares' offering documents and the Preferred Shares' rating agencies as described in the offering documents. Should these requirements not be met, or should dividends accrued on the Preferred Shares not be paid, the Fund may be restricted in its ability to declare dividends to Common Shareholders or will be subject to mandatory redemption of the Preferred Shares. At December 31, 2005, no such restrictions have been placed on the Fund.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- All expenses incurred by the Fund are included in the determination of the net assets attributable to Common Shares and do not impact the liquidation preference of Preferred Shares.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. INTEREST RATE SWAP TRANSACTIONS -- The Fund may enter into interest rate swap transactions in order to reduce the risk that the cost of leveraging by the Fund will exceed the returns realized by the Fund on the leverage proceeds. The Fund uses interest rate swap transactions in connection with the sale of Preferred Shares. In an interest rate swap, the Fund agrees to pay to the other party to the swap (which is known as the "counterparty") a fixed rate payment, and the counterparty agrees to pay to the Fund a variable rate payment. The variable rate payment is intended to approximate all or a portion of the Fund's dividend payment obligation on Preferred Shares or interest payment obligation on any variable rate borrowings. The payment obligations are based on the notional amount of the swap. The Fund has segregated liquid securities in a separate account having a value at least equal to the Fund's net payment obligations under any swap transaction. Interest rate swap transactions are marked to market daily.

       Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

       The Fund records periodic payments made under interest rate agreements as a component of realized gain (loss) in the Statement of Operations.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with AIM Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the sum of the Fund's average daily net assets attributable to Common Shares, plus assets attributable to any Preferred Shares that may be outstanding, plus the principal amount of any Borrowings ("Managed Assets"), payable on a monthly basis. For the year ended December 31, 2005, average daily Managed Assets were $969,415,247.

    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 50% of the amount paid by the Fund to AIM, net of fee waivers and expense reimbursements.

    AIM has contractually agreed to waive a portion of its advisory fee as a percentage of average daily Managed Assets for the first seven years of the Fund's operations as follows:

WAIVER PERIOD                                                 FEE WAIVER
------------------------------------------------------------------------
05/31/02-06/30/07                                               0.30%
------------------------------------------------------------------------
07/01/07-06/30/08                                               0.20%
------------------------------------------------------------------------
07/01/08-06/30/09                                               0.10%
 _______________________________________________________________________
========================================================================


    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $2,909,990.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $807.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $232,965.

    Certain officers and trustees of the Fund are officers and directors of AIM and/or AIM Investments, the parent corporation of AIM.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,872,828       $ 83,409,353      $ (86,282,181)       $    --           $    --       $144,823       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,872,828         83,409,353        (86,282,181)            --                --        145,916            --
==================================================================================================================================
  Total           $5,745,656       $166,818,706      $(172,564,362)       $    --           $    --       $290,739       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $7,608 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 5--BORROWINGS

Effective October 31, 2005, the Fund is a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund may borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.06% on the unused balance of the committed line. During the year ended December 31, 2005, the Fund did not borrow under the committed credit facility.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                  2005           2004
-----------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income -- Common Shares                            $ 36,742,272    $29,780,109
-----------------------------------------------------------------------------------------
  Ordinary income -- Preferred Shares                            2,090,399      1,324,282
-----------------------------------------------------------------------------------------
  Long-term capital gain -- Common Shares                       79,242,391     39,583,854
-----------------------------------------------------------------------------------------
  Long-term capital gain -- Preferred Shares                     4,508,384      1,760,242
=========================================================================================
                                                              $122,583,446    $72,448,487
_________________________________________________________________________________________
=========================================================================================


TAX COMPONENTS OF NET ASSETS -- COMMON SHARES:

As of December 31, 2005, the components of net assets of Common Shares on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed long-term gain                                  $ 11,204,490
--------------------------------------------------------------------------
Unrealized appreciation -- investments                         139,483,553
--------------------------------------------------------------------------
Temporary book/tax differences                                     (53,044)
--------------------------------------------------------------------------
Shares of beneficial interest -- Common Shares                 547,744,602
==========================================================================
Total net assets -- Common Shares                             $698,379,601
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation on interest rate swap transactions of $2,198,773.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward as of December 31, 2005.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $165,926,039 and $219,857,889, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $146,614,058
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (9,329,278)
==============================================================================
Net unrealized appreciation of investment securities             $137,284,780
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $758,803,603.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of organizational expenses, interest rate swap transactions and distribution, on December 31, 2005, undistributed net investment income was increased by $20,135,401, undistributed net realized gain was decreased by $20,144,981 and shares of beneficial interest increased by $9,580. This reclassification had no effect on the net assets of the Fund.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 9--SHARE INFORMATION

For the year ended December 31, 2005, there were no changes in Common Shares outstanding.

    On March 11, 2002, AIM purchased one Common Share. On May 21, 2002, AIM purchased an additional 7,000 Common Shares. During the period May 31, 2002 (date investment operations commenced) through December 31, 2002, 39,900,000 Common Shares and 2,050 Preferred Shares of each Series M, W, R and F were issued. The Fund issued 4,317, 24,178, 0 and 0 Common Shares for the reinvestment of dividends during the period May 31, 2002 to December 31, 2002 and for the years ended December 31, 2003, 2004 and 2005, respectively.

NOTE 10--DISTRIBUTIONS DECLARED--COMMON SHARES

For January, 2006, a dividend of $0.104 per share was declared on December 7, 2005, payable on January 30, 2006, for fund common shareholders of record on January 20, 2006.

    For February, 2006, a dividend of $0.104 per share was declared on December 7, 2005, payable on February 27, 2006, for fund common shareholders of record on February 17, 2006.

NOTE 11--INTEREST RATE SWAP AGREEMENTS

The Fund has entered into interest rate swap agreements. Under the agreements, the Fund receives a floating rate of interest income and pays a fixed rate of interest on the notional values of the swaps to the agreement counterparty. At December 31, 2005, the Fund had open interest rate swap agreements as follows:

                                                                             FLOATING RATE*                          UNREALIZED
                                                                              (RATE RESET                           APPRECIATION
                                            NOTIONAL AMOUNT    FIXED RATE       MONTHLY)       TERMINATION DATE    (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                                $40,000,000       3.5000%         4.3700%            09/19/07          $  807,842
---------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                                 42,000,000       4.6325%         4.2938%            08/02/09             151,517
---------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A.                                 40,000,000       4.4500%         4.2906%            03/01/12             692,771
---------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Capital Services, Inc.           30,000,000       3.6000%         4.3600%            09/12/07             546,643
=================================================================================================================================
                                                                                                                     $2,198,773
_________________________________________________________________________________________________________________________________
=================================================================================================================================

* Based on 30 day London Interbank Offered Rate (LIBOR).

AIM SELECT REAL ESTATE INCOME FUND


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                                     MAY 31, 2002
                                                                                                     (DATE INVESTMENT
                                                                    YEAR ENDED DECEMBER 31,           OPERATIONS
                                                              -----------------------------------    COMMENCED) TO
                                                                2005           2004        2003      DECEMBER 31, 2002
----------------------------------------------------------------------------------------------------------------------
Net asset value per common share, beginning of period         $  20.02       $  17.83    $  12.83        $  14.33
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.90           0.85        0.95(a)         0.49(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.36)          3.16        5.33           (1.35)
======================================================================================================================
    Total from investment operations                              0.54           4.01        6.28           (0.86)
======================================================================================================================
Less distributions to auction rate preferred shareholders
  from net investment income(b)                                  (0.17)         (0.08)      (0.06)          (0.04)
======================================================================================================================
Total from investment operations attributable to common
  shares                                                          0.37           3.93        6.22           (0.90)
======================================================================================================================
Less offering costs charged to paid-in capital on common
  shares:
  Offering costs on common shares                                   --             --          --           (0.03)
----------------------------------------------------------------------------------------------------------------------
  Offering costs on auction rate preferred shares                   --             --       (0.00)          (0.07)
----------------------------------------------------------------------------------------------------------------------
  Dilutive effect of common share offering                          --             --       (0.00)          (0.00)
======================================================================================================================
    Total offering costs charged to paid-in capital                 --             --       (0.00)          (0.10)
======================================================================================================================
Less distributions to common shareholders:
  Dividends from net investment income                           (1.24)         (1.24)      (0.79)          (0.42)
----------------------------------------------------------------------------------------------------------------------
  Dividends from net realized gains                              (1.66)         (0.50)         --              --
----------------------------------------------------------------------------------------------------------------------
  Return of capital                                                 --             --       (0.43)          (0.08)
======================================================================================================================
    Total distributions to common shareholders                   (2.90)         (1.74)      (1.22)          (0.50)
======================================================================================================================
Net asset value per common share, end of period               $  17.49       $  20.02    $  17.83        $  12.83
======================================================================================================================
Market value per common share, end of period                  $  14.98       $  17.50    $  16.59        $  12.30
======================================================================================================================
Net asset value total return(c)(d)                                4.44%         24.43%      51.41%          (6.90)%
______________________________________________________________________________________________________________________
======================================================================================================================
Market value return(c)(d)                                         2.33%         16.89%      46.95%         (14.73)%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets attributable to common shares, end of period
  (000s omitted)                                              $698,380       $799,358    $712,069        $511,940
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets attributable to
  common shares:
  With fee waivers and/or expense reimbursements(e)               0.95%(f)       0.93%       1.00%(a)         1.02%(a)(g)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(e)            1.33%(f)       1.32%       1.41%(a)         1.43%(a)(g)
======================================================================================================================
Ratio of net investment income to average net assets
  attributable to common shares(e)                                4.70%(f)       4.64%       6.46%(a)         6.28%(a)(g)
======================================================================================================================
Ratio of distributions to auction rate preferred
  shareholders to average net assets attributable to common
  shares                                                          0.86%(f)       0.42%       0.43%           0.50%(g)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(c)                                          17%            19%         37%             35%
______________________________________________________________________________________________________________________
======================================================================================================================
Auction rate preferred shares:
  Liquidation value, end of period (000s omitted)             $205,000       $205,000    $205,000        $205,000
----------------------------------------------------------------------------------------------------------------------
  Total shares outstanding                                       8,200          8,200       8,200           8,200
----------------------------------------------------------------------------------------------------------------------
  Asset coverage per share                                    $110,168       $122,483    $111,838        $ 87,432
----------------------------------------------------------------------------------------------------------------------
  Liquidation and market value per share                      $ 25,000       $ 25,000    $ 25,000        $ 25,000
______________________________________________________________________________________________________________________
======================================================================================================================

(a) As a result of changes in accounting principles generally accepted in the United States of America, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest expense as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio by 0.67%, decrease the expense ratio by 0.67% and increase net investment income per share by $0.10 for the year ended December 31, 2003. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.38%, a decrease to the expense ratio of 0.38% and an increase to net investment income per share of $0.03 for the period May 31, 2002 (date investment operations commenced) through December 31, 2002.
(b)  Based on average number of common shares outstanding.
(c)  Not annualized for periods less than one year.
(d) Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares' value over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Fund's common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(e) Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders; income ratios reflect income earned on investments made with assets attributable to auction rate preferred shares.
(f) Ratios are based on average daily net assets attributable to common shares of $764,415,247.
(g)  Annualized.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

A I M Advisors, Inc. ("AIM"), the investment advisor to AIM Select Real Estate Income Fund (the "Fund"), also serves as investment advisor to a number of open-end mutual funds (the "AIM Funds").

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund (of which $110 million is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future. At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to pay expenses incurred by such Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

    On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

    If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

    On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:


- that the defendants permitted improper market timing and related activity in the AIM Funds;

- that certain AIM Funds inadequately employed fair value pricing;

- that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

- that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty; and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages,; restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA,

AIM SELECT REAL ESTATE INCOME FUND
rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading, and related activities have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

    On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

    At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

    On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described below may have on AIM or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the Fund might react by selling their shares which could have an adverse effect on market value of the Fund's shares.

AIM SELECT REAL ESTATE INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Select Real Estate Income Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Real Estate Income Fund (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 17, 2006
Houston, Texas

AIM SELECT REAL ESTATE INCOME FUND

PROXY RESULTS

An Annual Meeting of Shareholders of AIM Select Real Estate Income Fund, a Delaware business trust, was held on May 9, 2005. The meeting was held for the following purposes:

COMMON SHARES AND PREFERRED SHARES

(1)   Election of Trustees. Nominees: Albert R. Dowden, Robert H. Graham, Gerald
     J. Lewis and Mark H. Williamson

(2) *Ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as Independent Auditors.

PREFERRED SHARES

(1)   Election of Trustee. Nominee: Carl Frischling

(2) *Ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as Independent Auditors.

The results of voting on the above matters were as follows:

                                                                             VOTES        WITHHELD/
      TRUSTEES/MATTER (COMMON SHARES AND PREFERRED SHARES)  VOTES FOR       AGAINST      ABSTENTIONS
----------------------------------------------------------------------------------------------------
(1)   Albert R. Dowden................................      36,240,299         N/A         345,622
      Robert H. Graham................................      36,267,820         N/A         318,101
      Gerald J. Lewis.................................      36,215,231         N/A         370,690
      Mark H. Williamson..............................      36,236,235         N/A         349,686

                                                                      VOTES        WITHHELD/
      TRUSTEES/MATTER (PREFERRED SHARES)             VOTES FOR       AGAINST      ABSTENTIONS
---------------------------------------------------------------------------------------------
      Carl Frischling..............................       5,842         N/A               0
(2)   *Ratification of the Audit Committee's
      selection of PricewaterhouseCoopers LLP as
      Independent Auditors.........................  36,310,301      152,728        122,892

* Proposal required approval by a combined vote of Common and Preferred Shares.

AIM SELECT REAL ESTATE INCOME FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Select Real Estate Income Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     2002           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       2002           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2004           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2002           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     2002           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          2002           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         2002           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      2002           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2005

AIM SELECT REAL ESTATE INCOME FUND



The address of each trustee and officer of AIM Select Real Estate Income Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        2002           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2002           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2004           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       2002           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       TRANSFER AGENT           AUDITORS                 SUB-ADVISOR
                                                       (PREFERRED SHARES)
11 Greenway Plaza             A I M Advisors, Inc.                              PricewaterhouseCoopers   INVESCO Institutional
Suite 100                     11 Greenway Plaza        Deutsche Bank Trust      LLP                      (N.A.), Inc.
Houston, TX 77046-1173        Suite 100                Company Americas         1201 Louisiana Street    INVESCO Realty Advisors
                              Houston, TX 77046-1173   100 Plaza One            Suite 2900               division
                                                       Jersey City, NJ          Houston, TX 77002-5678   Three Galleria Tower
                                                       07311-3901                                        Suite 500
                                                                                                         13155 Noel Road
                                                                                                         Dallas, TX 75240-5042

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     (COMMON SHARES)          State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Computershare Trust      Trust Company
1735 Market Street            & Frankel LLP            Company, N.A.            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       P.O. Box 43010           Boston, MA 02110-2801
                              Americas                 Providence, RI
                              New York, NY 10036-2714  02940-0301

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $83,750,774 for the Fund's tax year ended December 31, 2005.
For its tax year ended December 31, 2005, the Fund designates 3.24% of the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS
For its tax year ended December 31, 2005, the Fund designates 0%, or the maximum amount allowable of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.
The Fund designates qualified short-term capital gain distributions exempt from U.S. income tax for non-resident alien shareholders of $4,046,288 for the fund's tax year ended December 31, 2005.
The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 are 0%, 0.71%, 0.06% and 0%, respectively.

                               AIMinvestments.com                      SREI-AR-1



                                       YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately     Offshore     Cash              [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed        Products     Management             --Registered Trademark--
                                     Plans      Accounts
---------------------------------------------------------------------------------------

                                                                    Appendix III

                                              AIM SELECT REAL ESTATE INCOME FUND
                               Semiannual Report to Shareholders o June 30, 2006


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Registered Trademark--

AIM SELECT REAL ESTATE INCOME FUND'S PRIMARY INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME; THE FUND'S SECONDARY INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION.

o Unless otherwise stated, information presented in this report is as of June 30, 2006, and is based on total net assets attributable to common shares plus assets attributable to outstanding preferred shares.

GENERAL INFORMATION                          Fund preferred shares or borrowing, are      rities commonly referred to as "junk
                                             borne entirely by the common shareholders.   bonds." Securities of below-investment
o AIM Select Real Estate Income Fund         Common share income may fall if the          grade quality are regarded as having
performance figures are historical, and      dividend rate on Fund preferred shares or    predominantly speculative characteristics
they reflect Fund expenses, the              the interest rate on any borrowings rises    with respect to capacity to pay interest
reinvestment of distributions (if any) and   and will fluctuate as the dividend rate on   and repay principal.
changes in net asset value (NAV) for         Fund preferred shares or the interest on
performance based on NAV and changes in      any borrowings varies.                       o The Fund's Declaration of Trust and
market price for performance based on                                                     Bylaws include provisions that could limit
market price.                                o REITs tend to be small- to                 the ability of other entities or persons
                                             medium-sized companies. REIT shares, like    to acquire control of the Fund or convert
PRINCIPAL RISKS OF INVESTING IN THE FUND     other smaller company shares, may be more    the Fund to open-end status. These
                                             volatile than and perform differently from   provisions could have the effect of
o The performance of the Fund will be        larger-company shares. There may be less     depriving the common shareholders of
closely linked to the performance of the     trading in a smaller company's shares,       opportunities to sell their common shares
real estate markets. Property values may     which means that buy and sell transactions   at a premium over the then-current market
fall due to declining rents or increasing    in those shares could have a larger impact   prices of the common shares.
vacancies resulting from economic, legal,    on the share's prices than is the case
cultural, or technological developments.     with larger-company shares.                  o An investment in the Fund is subject
The Fund invests substantial assets in                                                    to investment risk, including the possible
Real Estate Investment Trusts (REITs).       o The Fund is classified as                  loss of the entire principal amount that
REIT prices may drop because of poor         "non-diversified" under the Investment       you invest. Your common shares at any
management or because borrowers fail to      Company Act of 1940. It can invest a         point in time may be worth less than what
pay their loans. Many REITs use leverage     greater portion of its assets in             you invested, even after taking into
(and some may be highly leveraged), which    obligations of a single issuer than a        account the reinvestment of Fund dividends
increases investment risk and could          "diversified" Fund. As a result, the Fund    and distributions. The value of the Fund's
adversely affect a REIT's operation and      will be more susceptible than a more         portfolio securities may move up or down,
market value in periods of rising interest   widely diversified fund to any single        sometimes rapidly and unpredictably.
rates in addition to the risks normally      corporate, economic, political or
associated with debt financing. Financial    regulatory occurrence.                       o Investing in a single-sector mutual
covenants related to REIT leveraging may                                                  fund may involve greater risk and
affect the ability of REITs to operate       o The prices of foreign securities may       potential reward than investing in a more
effectively. Real estate risks may also      be affected by factors not present with      diversified fund. Due to significant
arise if a portfolio company fails to        securities traded in the U.S. markets,       market volatility, results of an
carry adequate insurance or if a portfolio   including currency exchange rates,           investment made today may differ
company becomes liable for removal or        political and economic conditions, less      substantially from the historical
other costs related to environmental         stringent regulation and higher              performance shown. Call your financial
contamination. Investing in REITs presents   volatility. As a result, many foreign        advisor for more current information.
risks not associated with investing in       securities may be less liquid and more
stocks.                                      volatile than U.S. securities.               ABOUT INDEXES USED IN THIS REPORT

o The Fund has the ability to use            o If the Fund enters into interest rate      o The unmanaged STANDARD & POOR'S
leverage through the issuance of preferred   swaps, interest rate caps, or options or     COMPOSITE INDEX OF 500 STOCKS (the
shares, commercial paper or notes, and/or    futures transactions, a decline in           S&P 500--Registered Trademark-- Index) is
borrowing in an aggregate amount of up to    interest rates may result in a decline in    an index of common stocks frequently used
30% of the Fund's total assets after such    the net amount receivable by the Fund        as a general measure of U.S. stock market
issuance and/or borrowing. It has            under the interest rate hedging              performance.
currently issued preferred shares. The use   transaction (or increase the net amount
of leverage by the Fund can result in        payable by the Fund under the interest       o The unmanaged FTSE NATIONAL
greater volatility of the NAV and market     rate hedging transaction), which could       ASSOCIATION OF REAL ESTATE INVESTMENT
price of the Fund's common shares because    result in a decline in the NAV of the        TRUSTS (THE NAREIT) U.S. REAL ESTATE
changes in the value of the Fund's           common shares.                               EQUITY INDEX tracks the performance of
portfolio investments, including                                                          equity REITs listed on New York Stock
investments purchased with the proceeds of   o The Fund may invest up to 20% of its       Exchange, NASDAQ National Market System,
the issuance of                              total assets in securities of                and the American Stock Exchange.
                                             below-investment grade quality, including
                                             non-investment grade secu-

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

AIMinvestments.com

o The MSCI U.S. REIT INDEX is a              Funds. You may also obtain a printed copy    The Fund provides a complete list of its
total-return index composed of the most      by calling AIM's Client Services             holdings four times in each fiscal year,
actively traded real estate investment       department a 800-959-4246.                   at the quarter-ends. For the second and
trusts and is designed to be a measure of                                                 fourth quarters, the lists appear in the
real estate equity performance. The index    o The Fund's Annual CEO Certification of     Fund's semiannual and annual reports to
was developed with a base value of 200 as    Compliance regarding the Fund's compliance   shareholders. For the first and third
of December 31, 1994. It is compiled by      with NYSE corporate governance listing       quarters, the Fund files the lists with
Morgan Stanley Capital International.        standards was filed with the NYSE on         the Securities and Exchange Commission
                                             June 5, 2006.                                (SEC) on Form N-Q. The most recent list of
o The unmanaged LIPPER SECTOR EQUITY                                                      portfolio holdings is available at
FUND CATEGORY AVERAGE (Closed-End Funds)     o The certifications of the Fund's           AIMinvestments.com. From our home page,
represents an average of all the             principal executive officer and principal    click on Products & Performance, then AIM
closed-end sector equity funds tracked by    financial officer, as required by Section    Select Real Estate Income Fund, then Fund
Lipper Inc., an independent mutual fund      302 of the Sarbanes-Oxley Act of 2002, are   overview and then holdings. Shareholders
performance monitor.                         filed with Securities and Exchange           can also look up the Fund's Forms N-Q on
                                             Commission (SEC) with the Fund's Form        the SEC's Web site at sec.gov. Copies of
o The unmanaged LIPPER CLOSED-END REAL       N-CSR for the period covered by this         the Fund's Forms N-Q may be reviewed and
ESTATE FUND INDEX represents an average of   Semiannual Report to Shareholders. The       copied at the SEC's Public Reference Room
the performance of the 10 largest            Fund's Form N-CSR for the period covered     at 100 F Street, N.E., Washington, D.C.
closed-end real estate funds tracked by      by this Semiannual Report to Shareholders    20549. You can obtain information on the
Lipper Inc., an independent mutual fund      will be posted on the SEC's Web site,        operation of the Public Reference Room,
performance monitor.                         sec.gov, within 10 days after this Report    including information about duplicating
                                             is first sent to shareholders.               fee charges, by calling 1-202-942-8090 or
o The Fund is not managed to track the                                                    1-800-732-0330, or by electronic request
performance of any particular index,         OTHER INFORMATION ABOUT THE ADVISOR          at the following e-mail address:
including the indexes defined here, and                                                   publicinfo@sec.gov. The SEC file numbers
consequently, the performance of the Fund    o Additional Compensation of Certain         for the Fund are 811-21048 and 333-84256
may deviate significantly from the           Broker-Dealers. Pursuant to an agreement     for common shares and 333-90388 for
performance of the indexes.                  entered into on May 28, 2002, at the time    preferred shares.
                                             of the initial offering of the Fund's
o A direct investment cannot be made in      common shares, the Fund's advisor makes      A description of the policies and
an index. Unless otherwise indicated,        incentive fee payments to certain            procedures that the Fund uses to determine
index results include reinvested             broker-dealers who participated in the       how to vote proxies relating to portfolio
dividends, and they do not reflect sales     underwriting of such offering in             securities is available without charge,
charges. Performance of an index of funds    consideration of the Fund's receipt from     upon request, from our Client Services
reflects fund expenses; performance of a     such broker-dealers of after market          department at 800-959-4246 or on the AIM
market does not.                             support services designed to maintain the    Web site, AIMinvestments.com. On the home
                                             visibility of the Fund on an ongoing         page, scroll down and click on AIM Funds
OTHER INFORMATION                            basis. Annual fees paid by the Fund's        Proxy Policy. The information is also
                                             advisor shall not exceed 0.10% of the        available on the SEC Web site, sec.gov.
o Property type classifications used in      Fund's aggregate Managed Assets (average
this report are generally according to the   daily net assets attributable to the         Information regarding how the Fund voted
FTSE National Association of Real Estate     Fund's common shares, plus assets            proxies related to its portfolio
Investment Trusts (NAREIT) U.S. Real         attributable to the Fund's Preferred         securities during the 12 months ended June
Estate Equity Index, which is exclusively    Shares that are outstanding, plus the        30, 2006, is available at our Web site. Go
owned by the National Association of Real    principal amount of any borrowings). Over    to AIMinvestments.com, access the About Us
Estate Investment Trusts (NAREIT).           time, these payments cannot exceed, in the   tab, click on Required Notices and then
                                             aggregate, $12,583,413.                      click on Proxy Voting Activity. Next,
o The Fund's audit committee Charter is                                                   select the Fund from the drop-down menu.
available on the AIM Web site,                                                            The information is also available on the
AIMinvestments.com. Go to                                                                 SEC Web site, sec.gov.
AIMinvestments.com. Under the Products
list, click on AIM Select Real Estate
Income Fund, then click on Fund overview,
then on Charter of the Audit Committees of
the AIM

DIVIDEND REINVESTMENT PLAN                   o If, on the payment date of the dividend,   o All correspondence concerning the Plan
                                             the closing market price per Common Shares   should be directed to the Plan
o The Fund has adopted the following         plus per share brokerage commissions         Administrator at: P.O. Box 43011,
Dividend Reinvestment Plan:                  applicable to an open market purchase of     Providence, RI 02940-3011
                                             Common Shares is at or above the net asset
You may elect to have all dividends,         value per Common Share, the Fund will        TRANSFERS OF SHARES AND CONTINUED
including any capital gain dividends, on     issue new shares at a price equal to the     PARTICIPATION IN THE DIVIDEND REINVESTMENT
your Common Shares automatically             greater of (i) net asset value per Common    PLAN
reinvested by Computershare Trust Company,   Share on that trading date or (ii) 95% of
N.A. as plan administrator (the "Plan        the closing market price on that trading     o A shareholder who holds Common Shares in
Administrator") for the Common               date.                                        a brokerage account and participates in
Shareholders, in additional Common shares                                                 the dividend reinvestment plan may not be
under the Dividend Reinvestment Plan (the    o The Plan Administrator maintains all       able to transfer the shares to another
"Plan"). You may elect to participate in     shareholders' accounts in the Plan and       broker and continue to participate in the
the Plan by contacting the Plan              gives written confirmation of all            dividend reinvestment plan.
Administrator at 1-800-730-6001. If you do   transactions in the accounts, including
not participate, you will receive all        information you may need for tax records.    TAX TREATMENT OF REINVESTED DIVIDENDS
distributions in cash paid by check mailed   Common Shares in your account will be held
directly to you by Computershare Trust       by the Plan Administrator in book-entry      o Dividends paid out of the Fund's
Company, N.A. as dividend paying agent.      (non-certificated) form. Any proxy you       "investment company taxable income" will
                                             receive will include all Common Shares you   be taxable as ordinary income to the
o If you decide to participate in the        have received under the Plan.                extent of the Fund's earnings and profits.
Plan, the number of Common Shares you will                                                Distributions of net capital gain (the
receive will be determined as follows:       o You may withdraw from the Plan at any      excess of net long-term capital gain over
                                             time by giving notice to the Plan            net short-term capital loss), if any, are
If, on the payment date of the dividend,     Administrator. If you withdraw completely    taxable to shareholders as long-term
the closing market price per Common Share    from the Plan or the Plan is terminated,     capital gain, regardless of the length of
plus per share brokerage commissions         the Plan Administrator will transfer your    time fund shares were held. A distribution
applicable to an open market purchase of     account or issue the shares in your          of an amount in excess of the Fund's
Common Shares is below the net asset value   account to you (which may include a cash     earnings and profits is treated as a non
per Common Share at the time of valuation,   payment to you for any fraction of a share   taxable return of capital that reduces a
the Plan Administrator will receive the      in your account). If you wish, the Plan      shareholder's tax basis in their common
dividend or distribution in cash and will    Administrator will sell your shares and      shares; any such distributions in excess
purchase Common Shares in the open market,   send you the proceeds, minus applicable      of basis are treated as gain from the sale
on the New York Stock Exchange or            brokerage commissions and a $15.00 service   of shares.
elsewhere, for the participants' accounts.   fee.
It is possible that the market price for                                                  o The tax treatment of dividends and
the Common Shares may increase before the    o There is not brokerage charge for          distributions are the same regardless of
Plan Administrator has completed its         reinvestment of your dividends or            whether they are paid in cash or
purchases. Therefore, the weighted average   distributions in Common Shares. However,     reinvested in additional Common Shares. If
purchase price per share paid by the Plan    all participants will pay a pro rata share   a shareholder sells his Common Shares, or
Administrator may exceed the closing         of brokerage commissions incurred by the     has shares repurchased by the Fund, the
market price at the time of valuation,       Plan Administrator when it makes open        shareholder may realize a capital gain or
resulting in the purchase of fewer shares    market purchases.                            loss, which will be long-term or
than if the dividend or distribution had                                                  short-term depending on the shareholder's
been paid in Common Shares issued by the     o Automatically reinvesting dividends and    holding period for the shares. Fund
Fund. The Plan Administrator will use all    distributions does not mean that you do      distributions also may be subject to state
dividends and distributions received in      not have to pay income taxes due upon        and local taxes.
cash to purchase Common Shares in the open   receiving dividends and distributions.
market prior to the next ex-dividend date.
In the event it appears that the Plan        o The Fund reserves the right to amend or
Administrator will not be able to complete   terminate the Plan if in the judgment of
the open market purchases prior to the       the Board of Trustees the change is
next ex-dividend date, the Fund will         warranted. There is no direct service
determine whether to issue the remaining     charge to participants in the Plan;
shares at net asset value. Interest will     however, the Fund reserves the right to
not be paid on any uninvested cash           amend the Plan to include a service charge
payments.                                    payable by the participants. Additional
                                             information about the Plan may be obtained
                                             from the Plan Administrator.


                                       3

                    DEAR FELLOW SHAREHOLDERS OF THE AIM FAMILY OF
                    FUNDS--Registered Trademark--:

                    We're pleased to provide you with this report, which
    [GRAHAM         includes a discussion of how your Fund was managed during
     PHOTO]         the period under review in this report, and what factors
                    affected its performance. That discussion begins on page 6.

                       It's been said nothing is certain but death and taxes. We
                    would venture to add that one other thing is certain:
                    Markets change--and change often--in the short term. The
                    first six months of 2006 were a perfect example. Domestic
ROBERT H. GRAHAM    and global equity markets were generally strong during the early months of the period, but they became considerably more volatile and negative beginning in May. Inflation fears were the primary cause of this change in market sentiment:

                       o Amid signs of rising inflation, the U.S. Federal
                         Reserve Board continued to raise interest rates in response to inflation risks.

                       o The dollar remained weak, making imports more expensive
                         and thereby raising inflation.

                       o Oil prices remained at historically high levels,
                         threatening to reduce consumer spending--and possibly slowing the U.S. economy.

                       While we can't do anything about the ambiguity and
                    uncertainty surrounding death and taxes, we can suggest an
     [TAYLOR        alternative to reacting to fluctuating short-term market
      PHOTO]        conditions: Maintain a diversified portfolio. AIM
                    Investments--Registered Trademark-- can help by offering a broad product line that gives your advisor the necessary
                    tools to build a portfolio that's right for you regardless of market conditions. AIM offers a comprehensive range of
                    retail mutual funds, including domestic, global and
  PHILIP TAYLOR     international equity funds, taxable and tax-exempt
                    fixed-income funds, and a variety of allocation portfolios--with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

                       We also believe in the value of a trusted financial
                    advisor who can create an investment plan you can stick with for the long term. Your advisor can help allocate your portfolio appropriately and review your investments regularly to ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that's based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

                    OUR COMMITMENT TO YOU

                    In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building solutions to help you achieve your investment goals, and we're pleased you've placed your trust in us.

                       Information about investing, the markets and your Fund is
                    always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.


                    Sincerely,


                    /S/ ROBERT H. GRAHAM                  /S/ PHILIP TAYLOR
                    Robert H. Graham                      Philip Taylor
                    Vice Chair -- AIM Funds               President -- AIM Funds
                    Chair, AIM Investments                CEO, AIM Investments


                    August 10, 2006

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

                    DEAR FELLOW AIM FUND SHAREHOLDERS:

                    At our meeting at the end of June, your Board completed its comprehensive review* of each fund's advisory agreement with A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

                       Looking ahead, your Board finds many reasons to be
                    positive about AIM's management and strategic direction.
     [CROCKETT      Most importantly, AIM management's investment management
       PHOTO]       discipline is paying off in terms of improved overall
                    performance. While work remains to be done, AIM's complex-wide, asset-weighted mutual fund performance for the trailing one-, three- and five-year periods is at its highest since 2000. We are also pleased with AIM
 BRUCE L. CROCKETT  management's efforts to seek more cost-effective ways of delivering superior service.

                       In addition, AIM is realizing the benefits of belonging
                    to a leading independent global investment management organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP manages more than $414 billion globally, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they can serve you by enhancing performance and reducing costs.

                       The seven new AIM funds--which include Asian funds,
                    structured U.S. equity funds and specialized bond funds--are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM's Web site.

                       Your Board is very pleased with the overall direction and
                    progress of the AIM Funds. We're working closely and effectively with AIM's management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    AIM Funds Board

                    August 10, 2006



                    *To learn more about all the factors we considered before
                     approving each fund's advisory agreement, go to the "Products & Performance" tab at the AIM Web site (aiminvestments.com) and click on "Investment Advisory Agreement Renewals." The approval of the advisory agreement information for your Fund is also included in this semiannual report on pages 8-9.

AIM SELECT REAL ESTATE INCOME FUND


MANAGEMENT'S DISCUSSION                                                                      The Fund may seek to increase portfolio
OF FUND PERFORMANCE                                                                       yield through borrowing to provide
                                                                                          leverage to the Fund, with the intent of
=======================================================================================   generating a higher return on the assets
PERFORMANCE SUMMARY                                                                       than the Fund pays to borrow those assets.
                                             ==========================================   We also use strategies designed to reduce
During the six-month reporting period        FUND VS. INDEXES                             the risk of short-term interest rate
ended June 30, 2006, AIM Select Real                                                      movement, which can affect the preferred
Estate Income Fund once again provided       CUMULATIVE TOTAL RETURNS, 12/31/05-6/30/06   share borrowing rate.
shareholders with positive returns. The
Fund's primary objective is high current     Fund at NAV                       8.69%         We attempt to control risk by
income with approximately 27.6% of the                                                    diversification of property types and
Fund's assets invested in preferred          Fund at Market                    7.95       geographic location as well as limiting
stocks. During the reporting period, REIT                                                 holding concentrations of any one
preferred stocks generally had lower         S&P 500 Index                                security.
returns than REIT common stocks. As the      (Broad Market Index)              2.71
proportion of preferred stocks is higher                                                     We will consider selling a holding
in the Fund than in the FTSE NAREIT U.S.     FTSE NAREIT U.S.                             when:
Real Estate Equity Index, the Fund lagged    Real Estate Equity Index
this index.                                  (Style-Specific Index)           12.90       o Relative yield falls below desired
                                                                                          levels.
   Since the Fund is a closed-end            Lipper Closed-End
management investment company, shares may    Real Estate Fund Index                       o Risk/return relationships change
trade at a discount or premium to NAV. As    (Peer Group)(1)                  12.32       significantly.
of June 30, 2006, the close of the
reporting period, the Fund's Common Shares   Lipper Sector                                o Company fundamentals change (property
traded at a 14.9% discount to NAV,           Equity Fund Category                         type, geography or management changes).
compared with 14.4% at the close of          Average (Closed-End Funds)        7.28
2005. As of June 30, 2006, the close         (Former Peer Group)                          o A more attractive yield on investment
                                                                                          opportunity is identified.
                                             SOURCE: LIPPER INC.
                                                                                          MARKET CONDITIONS AND YOUR FUND
                                             (1) Lipper recently reclassified AIM
                                                 Select Real Estate Income Fund from      During the first four months of 2006,
                                                 the Lipper Sector Equity Fund Category   equity markets generally posted positive
                                                 to the Lipper Closed-End Real Estate     returns. However, over the last two months
                                                 Fund Category.                           of the reporting period, equity markets
                                             ==========================================   retreated as investors became concerned
                                                                                          about persistently high energy prices and
                                             of the fiscal year, the average discount     rising interest rates and the potential
                                             rate to NAV of closed-end real estate        impact of both on economic growth and
                                             funds available from Lipper was 11.5%,       inflation. During the reporting period,
                                             compared with 11.9% at the end of 2005.      the U.S. Federal Reserve Board (the Fed)
                                                                                          continued its tightening policy, raising
=======================================================================================   the key federal funds target rate to
                                                                                          5.25%.
HOW WE INVEST                                and management and structure review to
                                             identify securities with:                       The REIT market easily outpaced the
Your Fund holds primarily real                                                            broad market as measured by the S&P 500
estate-oriented securities. We focus on      o Potential to pay attractive dividends      Index. REIT performance was positive
public companies whose value is driven by    relative to similar properties.              during the first
tangible assets. Our goal is to create a
portfolio that will provide high current     o Quality underlying properties.                                            (continued)
income. We use a fundamentals-driven
investment process, including property       o Solid management teams.
market cycle analysis, property
evaluation,                                  o Reasonable valuations relative to
                                             similar companies.

==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP 10 SECURITY HOLDINGS*                    COMMON SHARE MARKET VALUE         $15.55

By property type                              1. Colonial Properties Trust         4.5%   COMMON SHARE NET ASSET VALUE      $18.28

Healthcare                      19.6%         2. Brandywine Realty Trust           4.1    MARKET PRICE DISCOUNT            (14.93%)

Diversified                     15.6          3. Nationwide Health                        TOTAL NUMBER OF HOLDINGS*            123
                                                 Properties, Inc.                  4.1
Office Properties               15.3                                                      AT THE CLOSE OF THE REPORTING PERIOD, THE
                                              4. Hospitality Properties Trust      3.6    FUND'S COMMON SHARES NAV STOOD AT $18.28,
Lodging-Resorts                  9.7                                                      AND ITS MARKET SHARE PRICE WAS $15.55.
                                              5. National Retail Properties, Inc.  3.6    SINCE THE FUND IS A CLOSED-END MANAGEMENT
Shopping Centers                 7.2                                                      INVESTMENT COMPANY, SHARES OF THE FUND
                                              6. Healthcare Realty Trust, Inc.     3.4    MAY TRADE AT A DISCOUNT FROM THE NAV.
Regional Malls                   6.2                                                      THIS CHARACTERISTIC IS SEPARATE AND
                                              7. Senior Housing Properties Trust   3.4    DISTINCT FROM THE RISK THAT NAV COULD
Freestanding                     5.9                                                      DECREASE AS A RESULT OF INVESTMENT
                                              8. iStar Financial Inc.              3.2    ACTIVITIES AND MAY BE A GREATER RISK TO
Apartments                       4.6                                                      INVESTORS EXPECTING TO SELL THEIR SHARES
                                              9. Health Care Property                     AFTER A SHORT TIME. THE FUND CANNOT
Industrial/Office Mixed          4.5             Investors, Inc.                   3.1    PREDICT WHETHER SHARES WILL TRADE AT,
                                                                                          ABOVE OR BELOW NAV.
Industrial Properties            3.6         10. Inland Real Estate Corp.          2.6                                   (continued)

Self Storage Facilities          2.4

Specialty Properties             1.9         The Fund's holdings are subject to change,
                                             and there is no assurance that the Fund
Manufactured Homes               0.3         will continue to hold any particular
                                             security.
Money Market Funds Plus
Other Assets Less Liabilities    3.2

*Excluding money market holdings.

==========================================   ==========================================   ==========================================

AIM SELECT REAL ESTATE INCOME FUND


quarter of 2006 but retreated in April and   institutions, was a detractor during the                         JOE V. RODRIGUEZ, JR.,
May. The sector rebounded in June to end     period. Shares of the stock declined amid                        Director of Securities
the period with solid performance. The       concern over the company's business               [RODRIGUEZ     Management, INVESCO
group's favorable relative performance was   strategy. We continued to maintain our              PHOTO]       Real Estate, is lead
driven by a number of recurring themes,      position because of its attractive                               manager of AIM Select
including ongoing REIT privatization         relative valuation and believe it could                          Real Estate Income
activity; improving real estate operating    make progress in addressing investor                             Fund. He oversees all
fundamentals; inclusion of two large-cap     concerns.                                                        phases of the unit
REIT names into the S&P 500 Index and                                                                         including
growing demand for stable,                      As the Fund's primary objective is        securities research and administration.
income-producing assets and real estate in   income, the Fund has exposure to REIT        Mr. Rodriguez began his investment career
general.                                     preferred stocks. Due to their               in 1983 and joined INVESCO Real Estate,
                                             fixed-income characteristics, REIT           the Dallas-based investment management
   Select holdings within the office         preferred shares may behave more like        affiliate of INVESCO Institutional (N.A.),
sector contributed the most to our           bonds. During the year, REIT preferred       Inc., in 1990. He has served on the
positive performance. CARRAMERICA REALTY     stocks provided income but did not           editorial boards of the National
CORP., which owns and operates office        participate as fully in the share price      Association of Real Estate Investment
properties, was a strong contributor.        appreciation as REIT common stocks did.      Trusts (NAREIT) as well as the
CarrAmerica Realty benefited after a                                                      Institutional Real Estate Securities
private equity firm, Blackstone Group,          As part of our investment strategy, the   Newsletter. He is a member of the National
announced in early March that it would pay   Fund also leverages through the issuance     Association of Business Economists,
$5.6 billion to acquire it.                  of preferred shares, which increases the     American Real Estate Society and the
                                             Fund's yield and may help or hurt NAV        Institute of Certified Financial Planners.
   Given the Fund's primary goal of          depending on whether the REIT market is      He also served as adjunct professor of
income, we continued to have meaningful      going up or down. We leverage through the    economics at the University of Texas at
exposure to the healthcare sector, as        issuance of auction rate preferred shares    Dallas. In addition, Mr. Rodriguez was a
healthcare REITs have historically           and then swap a portion of the floating      contributing author to Real Estate
produced a relatively high and steady        rates paid on the preferred shares for       Investment Trusts: Structure Analysis and
stream of income. Our positions within the   fixed rates in an effort to mitigate         Strategy, published by McGraw Hill. Mr.
health care and diversified sectors also     interest rate uncertainty. Given the REIT    Rodriguez earned his B.B.A. in economics
contributed positively to performance.       environment during the reporting period,     and finance as well as his M.B.A. in
Diversified REIT holding COLONIAL            leverage helped the Fund by boosting         finance from Baylor University.
PROPERTIES TRUST was our top contributor     income and NAV.
to performance over the reporting period.                                                                     MARK D. BLACKBURN,
The company owns a portfolio of              IN CLOSING                                                       Chartered Financial
multifamily, office and retail properties                                                      [BLACKBURN     Analyst, Director of
in the United States and reported positive   We were encouraged by the resiliency of             PHOTO]       Investments, INVESCO
earnings. In addition, the company also      the REIT market during the period. We                            Real Estate, is
made some recent acquisitions in the         believe REIT prices largely reflected fair                       manager of AIM Select
Atlanta market that could potentially        levels relative to the value of their                            Real Estate Income
allow them to grow and develop their         underlying holdings. Although REIT prices                        Fund. Prior to joining
portfolio in the area.                       increased, we believe occupancy and rental   INVESCO in 1998, he worked as an associate
                                             rates have supported that growth and that    director of research, focusing on equity
   On the other hand, AMERICAN FINANCIAL     REIT fundamentals continued to improve.      securities research and recommendations
REALTY TRUST, which acquires, manages and    Also important will be investor sentiment    with a regional brokerage firm. He has
operates properties leased to regulated      toward the interaction of economic growth    approximately 19 years of experience in
financial                                    against the backdrop of the Fed interest     institutional investing and risk
                                             rate policy. We appreciate your continued    management, along with a background in
==========================================   participation in AIM Select Real Estate      evaluating the high-yield and convertible
                                             Income Fund.                                 securities markets. Mr. Blackburn earned a
THE FUND SHOULD NOT BE VIEWED AS A VEHICLE                                                B.S. in accounting from Louisiana State
FOR TRADING PURPOSES. IT IS DESIGNED         THE VIEWS AND OPINIONS EXPRESSED IN          University and an M.B.A. from Southern
PRIMARILY FOR RISK-TOLERANT LONG-TERM        MANAGEMENT'S DISCUSSION OF FUND              Methodist University. He is a Certified
INVESTORS.                                   PERFORMANCE ARE THOSE OF A I M ADVISORS,     Public Accountant and a member of the
                                             INC. THESE VIEWS AND OPINIONS ARE SUBJECT    National Association of Real Estate
   THE PERFORMANCE DATA QUOTED REPRESENT     TO CHANGE AT ANY TIME BASED ON FACTORS       Investment Trusts.
PAST PERFORMANCE AND CANNOT GUARANTEE        SUCH AS MARKET AND ECONOMIC CONDITIONS.
COMPARABLE FUTURE RESULTS; CURRENT           THESE VIEWS AND OPINIONS MAY NOT BE RELIED                       JAMES W. TROWBRIDGE,
PERFORMANCE MAY BE LOWER OF HIGHER. PLEASE   UPON AS INVESTMENT ADVICE OR                                     portfolio manager,
SEE YOUR FINANCIAL ADVISOR FOR THE MOST      RECOMMENDATIONS, OR AS AN OFFER FOR A           [TROWBRIDGE      INVESCO Real Estate,
RECENT MONTH-END PERFORMANCE. FUND           PARTICULAR SECURITY. THE INFORMATION IS            PHOTO]        is manager of AIM
PERFORMANCE FIGURES ARE HISTORICAL, AND      NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF                       Select Real Estate
THEY REFLECT FUND EXPENSES, THE              ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR                       Income Fund. In 1989,
REINVESTMENT OF DISTRIBUTIONS (IF ANY) AND   THE FUND. STATEMENTS OF FACT ARE FROM                            Mr. Trowbridge joined
CHANGES IN NAV FOR PERFORMANCE BASED ON      SOURCES CONSIDERED RELIABLE, BUT A I M                           INVESCO Real Estate.
NAV AND CHANGES IN MARKET PRICE FOR          ADVISORS, INC. MAKES NO REPRESENTATION OR    With 31 years of real estate investment
PERFORMANCE BASED ON MARKET PRICE. THE       WARRANTY AS TO THEIR COMPLETENESS OR         experience for major institutional
VALUE OF YOUR FUND'S SHARES WILL FLUCTUATE   ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE    investors, Mr. Trowbridge is responsible
SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN     IS NO GUARANTEE OF FUTURE RESULTS, THESE     for integrating his knowledge into
YOU SELL SHARES.                             INSIGHTS MAY HELP YOU UNDERSTAND OUR         INVESCO's publicly traded REIT
                                             INVESTMENT MANAGEMENT PHILOSOPHY.            investments. Mr. Trowbridge earned his
   HAD THE ADVISOR NOT WAIVED FEES AND/OR                                                 B.S. in finance from Indiana University.
REIMBURSED EXPENSES, RETURNS WOULD HAVE            See important Fund and index           He has completed numerous appraisal and
BEEN LOWER.                                        disclosures inside front cover.        income property courses sponsored by the
                                                                                          American Appraisal Institute and the
                                                                                          Mortgage Bankers Association, of which he
                                                                                          has been active on several income property
                                                                                          subcommittees. He is a member of the
                                                                                          National Association of Real Estate
                                                                                          Investment Trusts.

                                                                                          Assisted by the Real Estate Team

AIM SELECT REAL ESTATE INCOME FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Select Real     (at net asset value) during the past one     o Fees relative to those of comparable
Estate Income Fund (the "Board") oversees    and two calendar years against the           funds with other advisors. The Board
the management of AIM Select Real Estate     performance of funds advised by other        reviewed the advisory fee rate for the
Income Fund (the "Fund") and, as required    advisors with investment strategies          Fund under the Advisory Agreement. The
by law, determines annually whether to       comparable to those of the Fund. The Board   Board compared effective contractual
approve the continuance of the Fund's        noted that the Fund's performance (at net    advisory fee rates at a common asset level
advisory agreement with A I M Advisors,      asset value) in such periods was below the   at the end of the past calendar year and
Inc. ("AIM"). Based upon the                 median performance of such comparable        noted that the Fund's rate was comparable
recommendation of the Investments            funds. Based on this review and after        to the median rate of the funds advised by
Committee of the Board, at a meeting held    taking account of all of the other factors   other advisors with investment strategies
on June 27, 2006, the Board, including all   that the Board considered in determining     comparable to those of the Fund that the
of the independent trustees, approved the    whether to continue the Advisory Agreement   Board reviewed. The Board noted that AIM
continuance of the advisory agreement (the   for the Fund, the Board concluded that no    has agreed to waive advisory fees of the
"Advisory Agreement") between the Fund and   changes should be made to the Fund and       Fund, as discussed below. Based on this
AIM for another year, effective July 1,      that it was not necessary to change the      review, the Board concluded that the
2006.                                        Fund's portfolio management team at this     advisory fee rate for the Fund under the
                                             time. However, due to the Fund's             Advisory Agreement was fair and
   The Board considered the factors          under-performance, the Board also            reasonable.
discussed below in evaluating the fairness   concluded that it would be appropriate for
and reasonableness of the Advisory           the Board to continue to closely monitor     o Expense limitations and fee waivers. The
Agreement at the meeting on June 27, 2006    and review the performance of the Fund.      Board noted that AIM has contractually
and as part of the Board's ongoing           Although the independent written             agreed to waive advisory fees through
oversight of the Fund. In their              evaluation of the Fund's Senior Officer      June 30, 2009 in an amount equal to a
deliberations, the Board and the             (discussed below) only considered Fund       percentage of average daily managed
independent trustees did not identify any    performance through the most recent          assets. The Board considered the
particular factor that was controlling,      calendar year, the Board also reviewed       contractual nature of this fee waiver and
and each trustee attributed different        more recent Fund performance, which did      noted that it remains in effect until June
weights to the various factors.              not change their conclusions.                30, 2009. The Board considered the effect
                                                                                          this fee waiver would have on the Fund's
   One responsibility of the independent     o The performance of the Fund relative to    estimated expenses and concluded that the
Senior Officer of the Fund is to manage      indices. The Board reviewed the              levels of fee waivers/expense limitations
the process by which the Fund's proposed     performance of the Fund (at net asset        for the Fund were fair and reasonable.
management fees are negotiated to ensure     value) during the past one and three
that they are negotiated in a manner which   calendar years against the performance of    o Breakpoints and economies of scale. The
is at arms' length and reasonable. To that   the MSCI U.S. REIT Index. The Board noted    Board reviewed the structure of the Fund's
end, the Senior Officer must either          that the Fund's performance was below the    advisory fee under the Advisory Agreement,
supervise a competitive bidding process or   performance of such Index for the one year   noting that it does not include any
prepare an independent written evaluation.   period and comparable to such Index for      breakpoints. The Board considered whether
The Senior Officer has recommended an        the three year period. The Board also        it would be appropriate to add advisory
independent written evaluation in lieu of    noted that the performance of such Index     fee breakpoints for the Fund or whether,
a competitive bidding process and, upon      does not reflect fees, while the             due to the nature of the Fund and the
the direction of the Board, has prepared     performance of the Fund does reflect fees.   advisory fee structures of comparable
such an independent written evaluation.      Based on this review and after taking        funds, it was reasonable to structure the
Such written evaluation also considered      account of all of the other factors that     advisory fee without breakpoints. Based on
certain of the factors discussed below. In   the Board considered in determining          this review, the Board concluded that it
addition, as discussed below, the Senior     whether to continue the Advisory Agreement   was not necessary to add advisory fee
Officer made a recommendation to the Board   for the Fund, the Board concluded that no    breakpoints to the Fund's advisory fee
in connection with such written              changes should be made to the Fund and       schedule. The Board reviewed the level of
evaluation.                                  that it was not necessary to change the      the Fund's advisory fees, and noted that
                                             Fund's portfolio management team at this     such fees, as a percentage of the Fund's
   The discussion below serves as a          time. However, due to the Fund's             net assets, would remain constant under
summary of the Senior Officer's              under-performance, the Board also            the Advisory Agreement because the
independent written evaluation and           concluded that it would be appropriate for   Advisory Agreement does not include any
recommendation to the Board in connection    the Board to continue to closely monitor     breakpoints. The Board concluded that the
therewith, as well as a discussion of the    and review the performance of the Fund.      Fund's fee levels under the Advisory
material factors and the conclusions with    Although the independent written             Agreement therefore would not reflect
respect thereto that formed the basis for    evaluation of the Fund's Senior Officer      economies of scale.
the Board's approval of the Advisory         (discussed below) only considered Fund
Agreement. After consideration of all of     performance through the most recent          o Investments in affiliated money market
the factors below and based on its           calendar year, the Board also reviewed       funds. The Board also took into account
informed business judgment, the Board        more recent Fund performance, which did      the fact that uninvested cash and cash
determined that the Advisory Agreement is    not change their conclusions.                collateral from securities lending
in the best interests of the Fund and its                                                 arrangements, if any (collectively, "cash
shareholders and that the compensation to    o Meetings with the Fund's portfolio         balances") of the Fund may be invested in
AIM under the Advisory Agreement is fair     managers and investment personnel. With      money market funds advised by AIM pursuant
and reasonable and would have been           respect to the Fund, the Board is meeting    to the terms of an SEC exemptive order.
obtained through arm's length                periodically with such Fund's portfolio      The Board found that the Fund may realize
negotiations.                                managers and/or other investment personnel   certain benefits upon investing cash
                                             and believes that such individuals are       balances in AIM advised money market
   Unless otherwise stated, information      competent and able to continue to carry      funds, including a higher net return,
presented below is as of June 27, 2006 and   out their responsibilities under the         increased liquidity, increased
does not reflect any changes that may have   Advisory Agreement.                          diversification or decreased transaction
occurred since June 27, 2006, including                                                   costs. The Board also found that the Fund
but not limited to changes to the Fund's     o Overall performance of AIM. The Board      will not receive reduced services if it
performance, advisory fees, expense          considered the overall performance of AIM    invests its cash balances in such money
limitations and/or fee waivers.              in providing investment advisory and         market funds. The Board noted that, to the
                                             portfolio administrative services to the     extent the Fund invests uninvested cash in
o The nature and extent of the advisory      Fund and concluded that such performance     affiliated money market funds, AIM has
services to be provided by AIM. The Board    was satisfactory.                            voluntarily agreed to waive a portion of
reviewed the services to be provided by                                                   the advisory fees it receives from the
AIM under the Advisory Agreement. Based on   o Fees relative to those of clients of AIM   Fund attributable to such investment. The
such review, the Board concluded that the    with comparable investment strategies. The   Board further determined that the proposed
range of services to be provided by AIM      Board reviewed the effective advisory fee    securities lending program and related
under the Advisory Agreement was             rate (before waivers) for the Fund under     procedures with respect to the lending
appropriate and that AIM currently is        the Advisory Agreement. The Board noted      Fund is in the best interests of the
providing services in accordance with the    that this rate was below the total           lending Fund and its respective
terms of the Advisory Agreement.             advisory fee rate for a separately managed   shareholders. The Board therefore
                                             account/wrap account managed by an AIM       concluded that the investment of cash
o The quality of services to be provided     affiliate with investment strategies         collateral received in connection with the
by AIM. The Board reviewed the credentials   comparable to those of the Fund and above    securities lending program in the money
and experience of the officers and           the total advisory fee rates for 46 other    market funds according to the procedures
employees of AIM who will provide            separately managed accounts/wrap accounts    is in the best interests of the lending
investment advisory services to the Fund.    managed by an AIM affiliate with             Fund and its respective shareholders.
In reviewing the qualifications of AIM to    investment strategies comparable to those
provide investment advisory services, the    of the Fund. The Board noted that AIM has    o Independent written evaluation and
Board considered such issues as AIM's        agreed to waive advisory fees of the Fund,   recommendations of the Fund's Senior
portfolio and product review process,        as discussed below. Based on this review,    Officer. The Board noted that, upon their
various back office support functions        the Board concluded that the advisory fee    direction, the Senior Officer of the Fund,
provided by AIM and AIM's equity and fixed   rate for the Fund under the Advisory         who is independent of AIM and AIM's
income trading operations. Based on the      Agreement was fair and reasonable.           affiliates, had prepared an independent
review of these and other factors, the                                                    written evaluation in order to assist the
Board concluded that the quality of                                                       Board in
services to be provided by AIM was
appropriate and that AIM currently is                                                                                    (continued)
providing satisfactory services in
accordance with the terms of the Advisory
Agreement.

o The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund

AIM SELECT REAL ESTATE INCOME FUND

determining the reasonableness of the        approved the continuance of the              does reflect fees. Based on this review
proposed management fees of the AIM Funds,   sub-advisory agreement (the "Sub-Advisory    and after taking account of all of the
including the Fund. The Board noted that     Agreement") between INVESCO Institutional    other factors that the Board considered in
the Senior Officer's written evaluation      (N.A.), Inc. (the "Sub-Advisor") and AIM     determining whether to continue the
had been relied upon by the Board in this    with respect to the Fund for another year,   Advisory Agreement for the Fund, the Board
regard in lieu of a competitive bidding      effective July 1, 2006.                      concluded that no changes should be made
process. In determining whether to                                                        to the Fund and that it was not necessary
continue the Advisory Agreement for the         The Board considered the factors          to change the Fund's portfolio management
Fund, the Board considered the Senior        discussed below in evaluating the fairness   team at this time. However, due to the
Officer's written evaluation.                and reasonableness of the Sub-Advisory       Fund's under-performance, the Board also
                                             Agreement at the meeting on June 27, 2006    concluded that it would be appropriate for
o Profitability of AIM and its affiliates.   and as part of the Board's ongoing           the Board to continue to closely monitor
The Board reviewed information concerning    oversight of the Fund. In their              and review the performance of the Fund.
the profitability of AIM's (and its          deliberations, the Board and the             Although the independent written
affiliates') investment advisory and other   independent trustees did not identify any    evaluation of the Fund's Senior Officer
activities and its financial condition.      particular factor that was controlling,      (discussed below) only considered Fund
The Board considered the overall             and each trustee attributed different        performance through the most recent
profitability of AIM, as well as the         weights to the various factors.              calendar year, the Board also reviewed
profitability of AIM in connection with                                                   more recent Fund performance, which did
managing the Fund. The Board noted that         The discussion below serves as a          not change their conclusions.
AIM's operations remain profitable,          discussion of the material factors and the
although increased expenses in recent        conclusions with respect thereto that        o Meetings with the Fund's portfolio
years have reduced AIM's profitability.      formed the basis for the Board's approval    managers and investment personnel. The
Based on the review of the profitability     of the Sub-Advisory Agreement. After         Board is meeting periodically with the
of AIM's and its affiliates' investment      consideration of all of the factors below    Fund's portfolio managers and/or other
advisory and other activities and its        and based on its informed business           investment personnel and believes that
financial condition, the Board concluded     judgment, the Board determined that the      such individuals are competent and able to
that the compensation to be paid by the      Sub-Advisory Agreement is in the best        continue to carry out their
Fund to AIM under its Advisory Agreement     interests of the Fund and its shareholders   responsibilities under the Sub-Advisory
was not excessive.                           and that the compensation to the             Agreement.
                                             Sub-Advisor under the Sub-Advisory
o Benefits of soft dollars to AIM. The       Agreement is fair and reasonable.            o Overall performance of the Sub-Advisor.
Board considered the benefits realized by                                                 The Board considered the overall
AIM as a result of brokerage transactions       Unless otherwise stated, information      performance of the Sub-Advisor in
executed through "soft dollar"               presented below is as of June 27, 2006 and   providing investment advisory services to
arrangements. Under these arrangements,      does not reflect any changes that may have   the Fund and concluded that such
brokerage commissions paid by the Fund       occurred since June 27, 2006, including      performance was satisfactory.
and/or other funds advised by AIM are used   but not limited to changes to the Fund's
to pay for research and execution            performance.                                 o Fees relative to those clients of the
services. This research may be used by AIM                                                Sub-Advisor with comparable investment
in making investment decisions for the       o The nature and extent of the advisory      strategies. The Board reviewed the
Fund. The Board concluded that such          services to be provided by the               sub-advisory fee rate for the Fund under
arrangements were appropriate.               Sub-Advisor. The Board reviewed the          the Sub-Advisory Agreement and the
                                             services to be provided by the Sub-Advisor   sub-advisory fees paid thereunder. The
o AIM's financial soundness in light of      under the Sub-Advisory Agreement. Based on   Board noted that this rate was comparable
the Fund's needs. The Board considered       such review, the Board concluded that the    to or above the total advisory fee rates
whether AIM is financially sound and has     range of services to be provided by the      for 19 separately managed accounts/wrap
the resources necessary to perform its       Sub-Advisor under the Sub-Advisory           accounts managed by the Sub-Advisor with
obligations under the Advisory Agreement,    Agreement was appropriate and that the       investment strategies comparable to those
and concluded that AIM has the financial     Sub-Advisor currently is providing           of the Fund and below the total advisory
resources necessary to fulfill its           services in accordance with the terms of     fee rates for 28 separately managed
obligations under the Advisory Agreement.    the Sub-Advisory Agreement.                  accounts/wrap accounts managed by the
                                                                                          Sub-Advisor with investment strategies
o Historical relationship between the Fund   o The quality of services to be provided     comparable to those of the Fund. The Board
and AIM. In determining whether to           by the Sub-Advisor. The Board reviewed the   noted that AIM has agreed to limit the
continue the Advisory Agreement for the      credentials and experience of the officers   Fund's total annual operating expenses.
Fund, the Board also considered the prior    and employees of the Sub-Advisor who will    The Board also considered the services to
relationship between AIM and the Fund, as    provide investment advisory services to      be provided by the Sub-Advisor pursuant to
well as the Board's knowledge of AIM's       the Fund. Based on the review of these and   the Sub-Advisory Agreement and the
operations, and concluded that it was        other factors, the Board concluded that      services to be provided by AIM pursuant to
beneficial to maintain the current           the quality of services to be provided by    the Advisory Agreement, as well as the
relationship, in part, because of such       the Sub-Advisor was appropriate, and that    allocation of fees between AIM and the
knowledge. The Board also reviewed the       the Sub-Advisor currently is providing       Sub-Advisor pursuant to the Sub-Advisory
general nature of the non-investment         satisfactory services in accordance with     Agreement. The Board noted that the
advisory services currently performed by     the terms of the Sub-Advisory Agreement.     sub-advisory fees have no direct effect on
AIM and its affiliates, such as                                                           the Fund or its shareholders, as they are
administrative, transfer agency and          o The performance of the Fund relative to    paid by AIM to the Sub-Advisor, and that
distribution services, and the fees          comparable funds. The Board reviewed the     AIM and the Sub-Advisor are affiliates.
received by AIM and its affiliates for       performance of the Fund (at net asset        Based on this review, the Board concluded
performing such services. In addition to     value) during the past one and two           that the sub-advisory fee rate under the
reviewing such services, the trustees also   calendar years against the performance of    Sub-Advisory Agreement was fair and
considered the organizational structure      funds advised by other advisors with         reasonable.
employed by AIM and its affiliates to        investment strategies comparable to those
provide those services. Based on the         of the Fund. The Board noted that the        o Profitability of AIM and its affiliates.
review of these and other factors, the       Fund's performance (at net asset value) in   The Board reviewed information concerning
Board concluded that AIM and its             such periods was below the median            the profitability of AIM's (and its
affiliates were qualified to continue to     performance of such comparable funds.        affiliates') investment advisory and other
provide non-investment advisory services     Based on this review and after taking        activities and its financial condition.
to the Fund, including administrative,       account of all of the other factors that     The Board considered the overall
transfer agency and distribution services,   the Board considered in determining          profitability of AIM, as well as the
and that AIM and its affiliates currently    whether to continue the Advisory Agreement   profitability of AIM in connection with
are providing satisfactory non-investment    for the Fund, the Board concluded that no    managing the Fund. The Board noted that
advisory services.                           changes should be made to the Fund and       AIM's operations remain profitable,
                                             that it was not necessary to change the      although increased expenses in recent
o Other factors and current trends. The      Fund's portfolio management team at this     years have reduced AIM's profitability.
Board considered the steps that AIM and      time. However, due to the Fund's             Based on the review of the profitability
its affiliates have taken over the last      under-performance, the Board also            of AIM's and its affiliates' investment
several years, and continue to take, in      concluded that it would be appropriate for   advisory and other activities and its
order to improve the quality and             the Board to continue to closely monitor     financial condition, the Board concluded
efficiency of the services they provide to   and review the performance of the Fund.      that the compensation to be paid by the
the Funds in the areas of investment         Although the independent written             Fund to AIM under its Advisory Agreement
performance, product line diversification,   evaluation of the Fund's Senior Officer      was not excessive.
distribution, fund operations, shareholder   (discussed below) only considered Fund
services and compliance. The Board           performance through the most recent          o The Sub-Advisor's financial soundness in
concluded that these steps taken by AIM      calendar year, the Board also reviewed       light of the Fund's needs. The Board
have improved, and are likely to continue    more recent Fund performance, which did      considered whether the Sub-Advisor is
to improve, the quality and efficiency of    not change their conclusions.                financially sound and has the resources
the services AIM and its affiliates                                                       necessary to perform its obligations under
provide to the Fund in each of these         o The performance of the Fund relative to    the Sub-Advisory Agreement, and concluded
areas, and support the Board's approval of   indices. The Board reviewed the              that the Sub-Advisor has the financial
the continuance of the Advisory Agreement    performance of the Fund (at net asset        resources necessary to fulfill its
for the Fund.                                value) during the past one and three         obligations under the Sub-Advisory
                                             calendar years against the performance of    Agreement.
APPROVAL OF SUB-ADVISORY AGREEMENT           the MSCI U.S. REIT Index. The Board noted
                                             that the Fund's performance was below the
The Board oversees the management of the     performance of such Index for the one year
Fund and, as required by law, determines     period and comparable to such Index for
annually whether to approve the              the three year period. The Board also
continuance of the Fund's sub-advisory       noted that the performance of such Index
agreement. Based upon the recommendation     does not reflect fees, while the
of the Investments Committee of the Board,   performance of the Fund
at a meeting held on June 27, 2006, the
Board, including all of the independent
trustees,

AIM SELECT REAL ESTATE INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2006
(Unaudited)


                                                SHARES         VALUE
------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-89.05%

APARTMENTS-2.39%

American Campus Communities, Inc.                420,900   $  10,459,365
------------------------------------------------------------------------
Education Realty Trust, Inc.                     397,400       6,616,710
========================================================================
                                                              17,076,075
========================================================================

DIVERSIFIED-14.75%

AEW Real Estate Income Fund                      100,000       1,919,000
------------------------------------------------------------------------
CentraCore Properties Trust                       95,400       2,361,150
------------------------------------------------------------------------
Colonial Properties Trust                        837,978      41,396,113
------------------------------------------------------------------------
Crescent Real Estate Equities Co.                594,600      11,035,776
------------------------------------------------------------------------
DWS RREEF Real Estate Fund Inc.                  122,435       2,686,224
------------------------------------------------------------------------
iStar Financial Inc.                             778,800      29,399,700
------------------------------------------------------------------------
Lexington Corporate Properties Trust             373,800       8,074,080
------------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.         192,800       3,846,360
------------------------------------------------------------------------
Nuveen Real Estate Income Fund                    77,400       1,787,166
------------------------------------------------------------------------
Real Estate Income Fund, Inc.                    157,000       2,954,740
========================================================================
                                                             105,460,309
========================================================================

FREESTANDING-7.61%

Getty Realty Corp.                               491,200      13,969,728
------------------------------------------------------------------------
National Retail Properties Inc.                1,652,400      32,965,380
------------------------------------------------------------------------
Realty Income Corp.                              234,100       5,126,790
------------------------------------------------------------------------
Trustreet Properties, Inc.                       179,400       2,366,286
========================================================================
                                                              54,428,184
========================================================================

HEALTHCARE-23.47%

Cogdell Spencer Inc.                             236,200       4,608,262
------------------------------------------------------------------------
Health Care Property Investors, Inc.           1,071,700      28,657,258
------------------------------------------------------------------------
Health Care REIT, Inc.                           587,973      20,549,657
------------------------------------------------------------------------
Healthcare Realty Trust, Inc.                    986,300      31,413,655
------------------------------------------------------------------------
Medical Properties Trust Inc.                    207,000       2,285,280
------------------------------------------------------------------------
Nationwide Health Properties, Inc.             1,663,500      37,445,385
------------------------------------------------------------------------
Omega Healthcare Investors, Inc.                 720,900       9,530,298
------------------------------------------------------------------------
Senior Housing Properties Trust                1,723,000      30,858,930
------------------------------------------------------------------------
Universal Health Realty Income Trust              77,200       2,420,220
========================================================================
                                                             167,768,945
========================================================================

INDUSTRIAL PROPERTIES-2.57%

First Industrial Realty Trust, Inc.              483,200      18,332,608
========================================================================

                                                SHARES         VALUE
------------------------------------------------------------------------


INDUSTRIAL/OFFICE MIXED-3.43%

Liberty Property Trust                           516,600   $  22,833,720
------------------------------------------------------------------------
Mission West Properties Inc.                     153,700       1,702,996
========================================================================
                                                              24,536,716
========================================================================

LODGING-RESORTS-6.40%

Ashford Hospitality Trust, Inc.                  567,800       7,165,636
------------------------------------------------------------------------
DiamondRock Hospitality Co.                       45,000         666,450
------------------------------------------------------------------------
Hersha Hospitality Trust                         523,800       4,866,102
------------------------------------------------------------------------
Hospitality Properties Trust                     752,600      33,054,192
========================================================================
                                                              45,752,380
========================================================================

MANUFACTURED HOMES-0.34%

Sun Communities, Inc.                             75,600       2,459,268
========================================================================

OFFICE PROPERTIES-14.42%

American Financial Realty Trust                1,736,500      16,809,320
------------------------------------------------------------------------
Brandywine Realty Trust                        1,175,301      37,809,433
------------------------------------------------------------------------
Glenborough Realty Trust Inc.                    421,600       9,081,264
------------------------------------------------------------------------
HRPT Properties Trust                          1,551,300      17,933,028
------------------------------------------------------------------------
Mack-Cali Realty Corp.                           409,300      18,795,056
------------------------------------------------------------------------
Parkway Properties, Inc.                          58,000       2,639,000
========================================================================
                                                             103,067,101
========================================================================

REGIONAL MALLS-2.47%

Glimcher Realty Trust                            712,500      17,677,125
========================================================================

SELF STORAGE FACILITIES-2.54%

Extra Space Storage Inc.                         572,800       9,302,272
------------------------------------------------------------------------
Public Storage, Inc.-Series A Dep. Shares        167,200       4,464,240
------------------------------------------------------------------------
U-Store-It Trust                                 233,500       4,403,810
========================================================================
                                                              18,170,322
========================================================================

SHOPPING CENTERS-7.57%

Cedar Shopping Centers Inc.                      181,200       2,667,264
------------------------------------------------------------------------
Heritage Property Investment Trust               547,500      19,118,700
------------------------------------------------------------------------
Inland Real Estate Corp.                       1,581,800      23,537,184
------------------------------------------------------------------------
New Plan Excel Realty Trust(a)                    58,000       1,432,020
------------------------------------------------------------------------
Ramco-Gershenson Properties Trust                273,400       7,362,662
========================================================================
                                                              54,117,830
========================================================================

AIM SELECT REAL ESTATE INCOME FUND


                                                SHARES         VALUE
------------------------------------------------------------------------

SPECIALTY PROPERTIES-1.09%

Spirit Finance Corp.                             691,000   $   7,780,660
========================================================================
  Total Real Estate Investment Trusts, Common
    Stocks & Other Equity Interests (Cost
    $503,076,778)                                            636,627,523
========================================================================
PREFERRED STOCKS-35.54%

APARTMENTS-3.56%

Apartment Investment & Management Co.,
  Class Y, 7.88%                                  20,000         496,000
------------------------------------------------------------------------
  Series T, 8.00%                                200,000       4,992,000
------------------------------------------------------------------------
  Series V, 8.00%                                128,300       3,201,085
------------------------------------------------------------------------
BRE Properties, Inc.,
  Series B, 8.08%                                200,000       5,044,000
------------------------------------------------------------------------
  Series C, 6.75%                                 48,500       1,132,475
------------------------------------------------------------------------
Equity Residential-Series K, 8.29%(b)              4,200         230,081
------------------------------------------------------------------------
Mid-America Apartment Communities, Inc.,
  Series F, 9.25%                                 47,000       1,243,150
------------------------------------------------------------------------
  Series H, 8.30%                                195,000       4,958,850
------------------------------------------------------------------------
Post Properties, Inc.-Series A, 8.50%             71,700       4,174,374
========================================================================
                                                              25,472,015
========================================================================

DIVERSIFIED-5.27%

Colonial Properties Trust-Series D, 8.13%        200,000       5,158,000
------------------------------------------------------------------------
Cousins Properties Inc.,
  Series A, 7.75%                                548,300      13,685,568
------------------------------------------------------------------------
  Series B, 7.50%                                 60,000       1,500,000
------------------------------------------------------------------------
Crescent Real Estate Equities Co.-Series B,
  9.50%                                           51,400       1,341,540
------------------------------------------------------------------------
iStar Financial Inc.,
  Series E, 7.88%                                185,000       4,615,750
------------------------------------------------------------------------
  Series I, 7.50%                                200,000       4,890,000
------------------------------------------------------------------------
Lexington Corporate Properties Trust-Series
  B, 8.05%                                        70,000       1,781,500
------------------------------------------------------------------------
Vornado Realty Trust-Series F, 6.75%             200,000       4,730,000
========================================================================
                                                              37,702,358
========================================================================

HEALTHCARE-1.76%

Health Care Property Investors, Inc.-Series
  F, 7.10%                                       285,000       7,039,500
------------------------------------------------------------------------
Health Care REIT, Inc.-Series F, 7.63%            16,600         417,158
------------------------------------------------------------------------
Omega Healthcare Investors, Inc.-Series D,
  8.38%                                          200,000       5,124,000
========================================================================
                                                              12,580,658
========================================================================

INDUSTRIAL PROPERTIES-2.12%

AMB Property Corp.-Series O, 7.00%               120,000       3,002,400
------------------------------------------------------------------------
EastGroup Properties, Inc.-Series D, 7.95%       260,000       6,656,000
------------------------------------------------------------------------
First Industrial Realty Trust, Inc.-Series J,
  7.25%                                          220,300       5,430,395
------------------------------------------------------------------------
ProLogis-Series C, 8.54%(b)                          950          50,439
========================================================================
                                                              15,139,234
========================================================================

                                                SHARES         VALUE
------------------------------------------------------------------------


INDUSTRIAL/OFFICE MIXED-2.38%

Bedford Property Investors, Inc.,
  Series A, 8.75%(c)                              60,000   $   2,640,000
------------------------------------------------------------------------
  Series B, 7.63%(c)                             139,200       2,714,400
------------------------------------------------------------------------
Duke Realty Corp.,
  Series B, 7.99%(b)                              10,000         507,188
------------------------------------------------------------------------
  Series J, 6.63%                                 11,300         261,482
------------------------------------------------------------------------
  Series M, 6.95%                                120,000       2,946,000
------------------------------------------------------------------------
  Series N, 7.25%(b)                             200,000       5,062,500
------------------------------------------------------------------------
PS Business Parks, Inc.,
  Series F, 8.75%                                 16,000         405,600
------------------------------------------------------------------------
  Series O, 7.38%                                100,000       2,480,000
========================================================================
                                                              17,017,170
========================================================================

LODGING-RESORTS-6.03%

Eagle Hospitality Properties Trust, Inc.
  Series A, 8.25%                                291,500       7,127,175
------------------------------------------------------------------------
FelCor Lodging Trust Inc.-Series C, 8.00%        138,700       3,398,150
------------------------------------------------------------------------
Hersha Hospitality Trust-Series A, 8.00%          43,800       1,086,678
------------------------------------------------------------------------
Hilton Hotels Corp., 8.00%                        45,000       1,136,250
------------------------------------------------------------------------
Hospitality Properties Trust-Series B, 8.88%     450,000      11,556,000
------------------------------------------------------------------------
LaSalle Hotel Properties,
  Series A, 10.25%                                36,300         932,910
------------------------------------------------------------------------
  Series B, 8.38%                                 40,000       1,017,600
------------------------------------------------------------------------
  Series D, 7.50%                                100,000       2,380,000
------------------------------------------------------------------------
  Series E, 8.00%                                105,300       2,658,825
------------------------------------------------------------------------
Strategic Hotels & Resorts, Inc.-Series B,
  8.25%                                           72,700       1,793,509
------------------------------------------------------------------------
Strategic Hotels & Resorts, Inc.-Series C,
  8.25%                                          200,000       4,980,000
------------------------------------------------------------------------
Sunstone Hotel Investors, Inc.-Series A,
  8.00%                                          200,000       5,040,000
========================================================================
                                                              43,107,097
========================================================================

OFFICE PROPERTIES-5.27%

Alexandria Real Estate Equities, Inc.-Series
  B, 9.10%                                         5,600         141,736
------------------------------------------------------------------------
CarrAmerica Realty Corp.-Series E, 7.50%          75,000       1,893,750
------------------------------------------------------------------------
Corporate Office Properties Trust-Series G,
  8.00%                                          300,000       7,578,000
------------------------------------------------------------------------
DRA CRT Acquisition Corp.-Series A, 8.50%        120,000       2,760,000
------------------------------------------------------------------------
Glenborough Realty Trust Inc.-Series A, $1.94
  Conv.                                           25,245         619,765
------------------------------------------------------------------------
Highwoods Properties, Inc.-Series B, 8.00%        16,891         423,964
------------------------------------------------------------------------
HRPT Properties Trust,
  Series B, 8.75%                                510,000      13,260,000
------------------------------------------------------------------------
  Series C, 7.13%                                100,000       2,455,000
------------------------------------------------------------------------
Kilroy Realty Corp.,
  Series E, 7.80%                                 51,600       1,310,640
------------------------------------------------------------------------
  Series F, 7.50%                                175,000       4,292,750
------------------------------------------------------------------------
SL Green Realty Corp.-Series C, 7.63%            120,000       2,940,000
========================================================================
                                                              37,675,605
========================================================================

AIM SELECT REAL ESTATE INCOME FUND


                                                SHARES         VALUE
------------------------------------------------------------------------

REGIONAL MALLS-5.52%

CBL & Associates Properties, Inc.,
  Series B, 8.75%                                315,000   $  15,970,500
------------------------------------------------------------------------
  Series C, 7.75%                                350,000       8,837,500
------------------------------------------------------------------------
  Series D, 7.38%                                175,000       4,331,250
------------------------------------------------------------------------
Glimcher Realty Trust,
  Series F, 8.75%                                 80,000       2,055,200
------------------------------------------------------------------------
  Series G, 8.13%                                144,000       3,600,000
------------------------------------------------------------------------
Taubman Centers, Inc.-Series G, 8.00%            183,200       4,651,448
========================================================================
                                                              39,445,898
========================================================================

SELF STORAGE FACILITIES-0.55%

Public Storage, Inc.,
  Series G, 7.00%                                 60,000       1,468,800
------------------------------------------------------------------------
  Series I, 7.25%                                100,000       2,480,000
========================================================================
                                                               3,948,800
========================================================================

SHOPPING CENTERS-1.76%

Cedar Shopping Centers Inc.-Series A, 8.88%       75,000       1,966,500
------------------------------------------------------------------------
Developers Diversified Realty Corp.-Class F,
  8.60%                                          229,700       5,834,380
------------------------------------------------------------------------
Federal Realty Investment Trust-Series B,
  8.50%                                           70,600       1,798,182
------------------------------------------------------------------------
Ramco-Gershenson Properties Trust-Series B,
  9.50%                                           40,000       1,026,400
------------------------------------------------------------------------
Regency Centers Corp.,
  6.70%                                           11,600         271,672
------------------------------------------------------------------------
  Series D, 7.25%                                 13,600         338,776
------------------------------------------------------------------------
Saul Centers, Inc.-Series A, 8.00%                50,000       1,312,500
========================================================================
                                                              12,548,410
========================================================================

                                                SHARES         VALUE
------------------------------------------------------------------------


SPECIALTY PROPERTIES-1.32%

Digital Realty Trust, Inc.,
  Series A, 8.50%                                 51,100   $   1,292,319
------------------------------------------------------------------------
  Series B, 7.88%                                 80,000       1,900,000
------------------------------------------------------------------------
Entertainment Properties Trust,
  Series A, 9.50%                                138,900       3,560,007
------------------------------------------------------------------------
  Series B, 7.75%                                112,800       2,695,920
========================================================================
                                                               9,448,246
========================================================================
    Total Preferred Stocks
      (Cost $253,897,400)                                    254,085,491
========================================================================

MONEY MARKET FUNDS-0.26%

Liquid Assets Portfolio-Institutional
  Class(d)                                       931,148         931,148
------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)         931,148         931,148
========================================================================
    Total Money Market Funds
      (Cost $1,862,296)                                        1,862,296
========================================================================
TOTAL INVESTMENTS-124.85%
  (Cost $758,836,474)                                        892,575,310
========================================================================
OTHER ASSETS LESS LIABILITIES-3.82%                           27,370,166
========================================================================
AUCTION RATE PREFERRED SHARES AT LIQUIDATION
  VALUE-(28.67)%                                            (205,000,000)
========================================================================
NET ASSETS ATTRIBUTABLE TO COMMON
  SHARES-100.00%                                           $ 714,945,476
________________________________________________________________________
========================================================================

Investment Abbreviations:

Conv.  - Convertible
Dep.   - Depositary
REIT   - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) A portion of the value was pledged as collateral to cover margin requirements for open interest rate swap transactions. See Note 1H and Note 11.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at June 30, 2006 was $5,850,208, which represented 0.82% of the Fund's Net Assets attributable to common shares. See Note 1A.
(c) Security considered to be illiquid. The Fund is limited to investing 10% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at June 30, 2006 was $5,354,400, which represented 0.75% of the Fund's Net Assets attributable to common shares.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006
(Unaudited)

ASSETS:

Investments, at value (cost $756,974,178)      $890,713,014
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,862,296)                               1,862,296
===========================================================
    Total investments (cost $758,836,474)       892,575,310
===========================================================
Receivables for:
  Investments sold                               18,500,601
-----------------------------------------------------------
  Dividends                                       4,359,179
-----------------------------------------------------------
  Unrealized appreciation on interest rate
    swap transactions                             4,753,287
-----------------------------------------------------------
  Interest on interest rate swap transactions        86,362
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               29,881
-----------------------------------------------------------
Other assets                                         32,117
===========================================================
    Total assets                                920,336,737
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                              92,186
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 73,294
-----------------------------------------------------------
  Dividends declared on auction rate
    preferred shares                                 84,980
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              703
-----------------------------------------------------------
Accrued operating expenses                          140,098
===========================================================
    Total liabilities                               391,261
===========================================================
Auction rate preferred shares, at liquidation
  value                                         205,000,000
===========================================================
Net assets attributable to common shares       $714,945,476
___________________________________________________________
===========================================================

NET ASSETS ATTRIBUTABLE TO COMMON SHARES
  CONSIST OF:

Shares of beneficial interest -- common
  shares                                       $534,711,129
-----------------------------------------------------------
Undistributed net investment income             (12,025,924)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and interest rate
  swap transactions                              53,768,148
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and interest rate swap
  transactions                                  138,492,123
===========================================================
                                               $714,945,476
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  COMMON SHARE:

Outstanding                                      39,108,196
___________________________________________________________
===========================================================
Net asset value per common share               $      18.28
___________________________________________________________
===========================================================
Market value per common share                  $      15.55
___________________________________________________________
===========================================================
Market price premium (discount) to net asset
  value per common share                             (14.93)%
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF OPERATIONS

For the six months ended June 30, 2006
(Unaudited)

INVESTMENT INCOME:

Dividends                                                     $20,450,010
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      268,615
=========================================================================
    Total investment income                                    20,718,625
=========================================================================

EXPENSES:

Advisory fees                                                   4,154,966
-------------------------------------------------------------------------
Administrative services fees                                      111,141
-------------------------------------------------------------------------
Custodian fees                                                     38,457
-------------------------------------------------------------------------
Auction rate preferred shares remarketing fees                    259,097
-------------------------------------------------------------------------
Transfer agent fees                                                21,319
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          20,474
-------------------------------------------------------------------------
Other                                                             200,405
=========================================================================
    Total expenses                                              4,805,859
=========================================================================
Less: Fees waived and expense offset arrangement               (1,397,183)
=========================================================================
    Net expenses                                                3,408,676
=========================================================================
Net investment income                                          17,309,949
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND INTEREST RATE SWAP TRANSACTIONS:

Net realized gain from:
  Investment securities                                        43,761,900
-------------------------------------------------------------------------
  Interest rate swap transactions                                 513,848
=========================================================================
                                                               44,275,748
=========================================================================
Change in net unrealized (depreciation) of:
  Investment securities                                        (5,258,034)
-------------------------------------------------------------------------
  Interest rate swap transactions                               2,554,514
=========================================================================
                                                               (2,703,520)
=========================================================================
Net gain from investment securities and interest rate swap
  transactions                                                 41,572,228
=========================================================================
Net increase in net assets resulting from operations           58,882,177
=========================================================================
Distributions to auction rate preferred shareholders from
  net investment income                                        (4,564,371)
=========================================================================
Net increase in net assets from operations attributable to
  common shares                                               $54,317,806
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2006 and the year ended December 31, 2005 (Unaudited)

                                                                JUNE 30,     DECEMBER 31,
                                                                  2006           2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 17,309,949   $  35,929,303
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and interest
    rate swap transactions                                      44,275,748      74,378,212
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and interest rate swap
    transactions                                                (2,703,520)    (88,702,186)
==========================================================================================
    Net increase in net assets resulting from operations        58,882,177      21,605,329
==========================================================================================
Distributions to auction rate preferred shareholders from
  net investment income                                         (4,564,371)     (6,598,783)
==========================================================================================
    Net increase in net assets from operations attributable
     to common shares                                           54,317,806      15,006,546
==========================================================================================
Distributions to common shareholders from:
  Net investment income                                        (24,718,458)    (49,480,081)
------------------------------------------------------------------------------------------
  Net realized gains                                                    --     (66,504,582)
==========================================================================================
    Decrease in net assets resulting from distributions to
     common shares                                             (24,718,458)   (115,984,663)
==========================================================================================
Capital stock transactions:
  Decrease in common shares repurchased (Note 9)               (13,033,473)             --
==========================================================================================
  Net increase (decrease) in net assets attributable to
    common shares                                               16,565,875    (100,978,117)
==========================================================================================

NET ASSETS:

  Beginning of period                                          698,379,601     799,357,718
==========================================================================================
  End of period (including undistributed net investment
    income of $(12,025,924) and $(53,044), respectively)      $714,945,476   $ 698,379,601
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

STATEMENT OF CASH FLOWS

For the six months ended June 30, 2006
(Unaudited)

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations        $  54,317,806
===========================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Purchases of investments                                     (168,149,442)
---------------------------------------------------------------------------
  Proceeds from disposition of investments                      191,579,596
---------------------------------------------------------------------------
  Decrease in dividends receivable                                  985,994
---------------------------------------------------------------------------
  Increase in interest receivable on interest rate swap
    transactions                                                    (86,362)
---------------------------------------------------------------------------
  Decrease in other assets                                           17,406
---------------------------------------------------------------------------
  Decrease in interest payable on interest rate swap
    transactions                                                    (17,346)
---------------------------------------------------------------------------
  Decrease in dividends payables declared on auction rate
    preferred shares                                                 (7,806)
---------------------------------------------------------------------------
  Increase in accrued expenses and other payables                    32,227
---------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                    5,258,034
---------------------------------------------------------------------------
  Net realized gain from investment securities                  (43,761,900)
===========================================================================
    Net cash provided by operating activities                    40,168,207
===========================================================================

CASH USED IN FINANCING ACTIVITIES:

  Decrease in payable to custodian                                  (40,132)
---------------------------------------------------------------------------
  Increase in interest rate swap transactions                      (513,848)
---------------------------------------------------------------------------
  Disbursements from common shares repurchased                  (13,033,473)
---------------------------------------------------------------------------
  Dividends paid to shareholders                                (24,718,458)
===========================================================================
    Net cash provided by (used in) financing activities         (38,305,911)
===========================================================================
Net increase in cash and cash equivalents                         1,862,296
===========================================================================
Cash and cash equivalents at beginning of period                          0
===========================================================================
Cash and cash equivalents at end of period                    $   1,862,296
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT REAL ESTATE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2006
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Real Estate Income Fund (the "Fund") was organized as a Delaware statutory trust on March 11, 2002 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund currently has Common Shares and Auction Rate Preferred Shares ("Preferred Shares") outstanding. The Common Shares are traded on the New York Stock Exchange under the symbol "RRE." Preferred Shares are currently sold in weekly auctions through broker-dealers who have an agreement with the auction agent. Preferred Shares have seniority over the Common Shares and the issuance of Preferred Shares leveraged the value of the Fund's Common Shares. Except as otherwise indicated in the Agreement and Declaration of Trust, as amended, (the "Declaration of Trust") and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

    The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Interest rate swap transactions are marked to market daily based upon quotations from market makers. The value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument.

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value

AIM SELECT REAL ESTATE INCOME FUND

     will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Dividends from net investment income (prior to any reclassification as a return of capital) are declared and paid to Common Shareholders monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

       Dividends from net investment income, distributions from capital gains and return of capital are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

       The Fund offers a Dividend Reinvestment Plan to allow dividends, including any capital gain dividends, on Common Shares to be automatically reinvested in additional Common Shares of the Fund. Computershare, the Transfer Agent for the Common Shares of the Fund, will make the determination on the reinvestment of the dividend based on the market price per Common Share in comparison to the net asset value of the Fund. Generally, if on the fifth trading day preceding the payment date of the dividend, the market price per Common Share plus share brokerage commissions applicable to an open market purchase of Common Shares is below the net asset value per Common Share, the Transfer Agent will receive the dividend or distribution in cash. Under these circumstances, the Transfer Agent will purchase Common Shares in the open market. Otherwise the Fund will issue new Common Shares to fulfill dividend reinvestment obligations.

       Preferred Shares issued by the Fund pay dividends based on a determined rate, usually the rate set at the preceding auction, normally held every seven days. In most instances, dividends are payable every seven days, on the first business day following the last day of a dividend period.

       Under the 1940 Act, the Fund is required to maintain, with respect to all outstanding senior equity securities of the Fund, including Preferred Shares, as of the last business day on any month in which any Preferred Shares are outstanding, asset coverage of at least 200%. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the Preferred Shares' offering documents and the Preferred Shares' rating agencies as described in the offering documents. Should these requirements not be met, or should dividends accrued on the Preferred Shares not be paid, the Fund may be restricted in its ability to declare dividends to Common Shareholders or will be subject to mandatory redemption of the Preferred Shares. At June 30, 2006, no such restrictions have been placed on the Fund.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- All expenses incurred by the Fund are included in the determination of the net assets attributable to Common Shares and do not impact the liquidation preference of Preferred Shares.

AIM SELECT REAL ESTATE INCOME FUND

G. CASH AND CASH EQUIVALENTS -- Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

H. INTEREST RATE SWAP TRANSACTIONS -- The Fund may enter into interest rate swap transactions in order to reduce the risk that the cost of leveraging by the Fund will exceed the returns realized by the Fund on the leverage proceeds. The Fund uses interest rate swap transactions in connection with the sale of Preferred Shares. In an interest rate swap, the Fund agrees to pay to the other party to the swap (which is known as the "counterparty") a fixed rate payment, and the counterparty agrees to pay to the Fund a variable rate payment. The variable rate payment is intended to approximate all or a portion of the Fund's dividend payment obligation on Preferred Shares or interest payment obligation on any variable rate borrowings. The payment obligations are based on the notional amount of the swap. The Fund has segregated liquid securities in a separate account having a value at least equal to the Fund's net payment obligations under any swap transaction. Interest rate swap transactions are marked to market daily.

       Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

       The Fund records periodic payments made under interest rate agreements as a component of realized gain (loss) in the Statement of Operations.

I. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with AIM Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the sum of the Fund's average daily net assets attributable to Common Shares, plus assets attributable to any Preferred Shares that may be outstanding, plus the principal amount of any Borrowings ("Managed Assets"), payable on a monthly basis. For the six months ended June 30, 2006, average daily Managed Assets were $930,977,641.

    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 50% of the amount paid by the Fund to AIM, net of fee waivers and expense reimbursements.

    AIM has contractually agreed to waive a portion of its advisory fee as a percentage of average daily Managed Assets for the first seven years of the Fund's operations as follows:

WAIVER PERIOD                                                   FEE WAIVER
--------------------------------------------------------------------------
05/31/02-06/30/07                                                  0.30%
--------------------------------------------------------------------------
07/01/07-06/30/08                                                  0.20%
--------------------------------------------------------------------------
07/01/08-06/30/09                                                  0.10%
 _________________________________________________________________________
==========================================================================


    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2006, AIM waived fees of $1,386,497.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2006, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the six months ended June 30, 2006, AIM was paid $111,141.

    Certain officers and trustees of the Fund are officers and directors of AIM and/or AIM Investments, the parent corporation of AIM.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2006.

                                                                            CHANGE IN
                                                                            UNREALIZED
                              VALUE       PURCHASES        PROCEEDS        APPRECIATION       VALUE       DIVIDEND     REALIZED
FUND                         12/31/05      AT COST        FROM SALES      (DEPRECIATION)     06/30/06      INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
Liquid Assets Portfolio-
  Institutional Class         $  --      $ 71,718,867    $ (70,787,719)       $  --         $ 931,148     $133,970       $  --
---------------------------------------------------------------------------------------------------------------------------------
Premier Portfolio-
  Institutional Class            --         2,862,340       (1,931,192)          --           931,148         910           --
---------------------------------------------------------------------------------------------------------------------------------
STIC Prime Portfolio-
  Institutional Class            --        71,661,335      (71,661,335)          --                --     133,735           --
=================================================================================================================================
  Total                       $  --      $146,242,542    $(144,380,246)       $  --         $1,862,296    $268,615       $  --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2006, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $10,686.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2006, the Fund paid legal fees of $3,372 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JPMorgan Chase Bank. The Fund may borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.06% on the unused balance of the committed line. During the six months ended June 30, 2006, the Fund did not borrow under the committed credit facility.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    The Fund did not have a capital loss carryforward as of December 31, 2005.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2006 was $168,241,628 and $201,414,073, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $141,804,962
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (9,742,826)
==============================================================================
Net unrealized appreciation of investment securities             $132,062,136
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $760,513,174.

NOTE 9--SHARE INFORMATION

On October 27, 2005, the Board of Trustees approved the Fund to engage in open-market share purchase of its Common Shares. For the six months ended June 30, 2006, the Fund repurchased 827,300 shares of Common Shares for $13,033,473. The weighted average discount of market price to net asset value of Common Shares repurchased during the six months ended June 30, 2006 was 14%.

    On March 11, 2002, AIM purchased one Common Share. On May 21, 2002, AIM purchased an additional 7,000 Common Shares. During the period May 31, 2002 (date investment operations commenced) through December 31, 2002, 39,900,000 Common Shares and 2,050 Preferred Shares of each Series M, W, R and F were issued. The Fund issued 4,317, 24,178, 0, 0 and 0 Common Shares for the reinvestment of dividends during the period May 31, 2002 (date investment operations commenced) to December 31, 2002 and for the years ended December 31, 2003, 2004, 2005 and for the six months ended June 30, 2006, respectively.

NOTE 10--DISTRIBUTIONS DECLARED -- COMMON SHARES

For July, 2006, a dividend of $0.104 per share and a capital gain distribution of $0.2867 per share were declared on June 28, 2006, payable on July 28, 2006, for Fund Common Shareholders of record on July 18, 2006.

    On August 1, 2006, the Board of Trustees of the Fund declared a distribution of $0.104 per share payable on August 30, 2006 to shareholders of record on August 18, 2006. Of the distribution, it is estimated that approximately $0.0254 per share represents net investment income and $0.0786 per share represents a return of capital.

    On August 1, 2006, the Board of Trustees of the Fund declared a distribution of $0.104 per share payable on September 28, 2006 to shareholders of record on September 18, 2006. Of the distribution, it is estimated that approximately $0.0792 per share represents net investment income and $0.0248 per share represents a return of capital.

NOTE 11--INTEREST RATE SWAP AGREEMENTS

The Fund has entered into interest rate swap agreements. Under the agreements, the Fund receives a floating rate of interest income and pays a fixed rate of interest on the notional values of the swaps to the agreement counterparty. At June 30, 2006, the Fund had open interest rate swap agreements as follows:

                                                                              FLOATING RATE*
                                                                               (RATE RESET                           UNREALIZED
                                             NOTIONAL AMOUNT    FIXED RATE       MONTHLY)       TERMINATION DATE    APPRECIATION
--------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A                                  $40,000,000        3.5000%        4.7760%            09/19/07         $  960,710
--------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A                                   42,000,000        4.6325%        4.6330%            08/02/09          1,015,573
--------------------------------------------------------------------------------------------------------------------------------
Citibank, N.A                                   40,000,000        4.4500%        4.4500%            03/01/12          2,102,748
--------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Capital Services, Inc.            30,000,000        3.6000%        4.7200%            09/12/07            674,256
================================================================================================================================
                                                                                                                     $4,753,287
________________________________________________________________________________________________________________________________
================================================================================================================================

* Based on 30 day London Interbank Offered Rate (LIBOR).

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

AIM SELECT REAL ESTATE INCOME FUND

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                               MAY 31, 2002
                                                      SIX MONTHS                                             (DATE INVESTMENT
                                                        ENDED              YEAR ENDED DECEMBER 31,         OPERATIONS COMMENCED)
                                                       JUNE 30,        --------------------------------       TO DECEMBER 31,
                                                         2006            2005        2004        2003              2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per common share, beginning of
  period                                               $  17.49        $  20.02    $  17.83    $  12.83          $  14.33
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.43            0.90        0.85        0.95(a)           0.49(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                        1.05           (0.36)       3.16        5.33             (1.35)
================================================================================================================================
    Total from investment operations                       1.48            0.54        4.01        6.28             (0.86)
================================================================================================================================
Less distributions to auction rate preferred
  shareholders from net investment income(b)              (0.12)          (0.17)      (0.08)      (0.06)            (0.04)
================================================================================================================================
    Total from investment operations attributable to
      common shares                                        1.36            0.37        3.93        6.22             (0.90)
================================================================================================================================
Less offering costs charged to paid-in capital on
  common shares:
  Offering costs on common shares                            --              --          --          --             (0.03)
--------------------------------------------------------------------------------------------------------------------------------
  Offering costs on auction rate preferred shares            --              --          --       (0.00)            (0.07)
--------------------------------------------------------------------------------------------------------------------------------
  Dilutive effect of common share offering                   --              --          --       (0.00)            (0.00)
================================================================================================================================
    Total offering costs charged to paid-in capital          --              --          --       (0.00)            (0.10)
================================================================================================================================
Less distributions to common shareholders:
  Dividends from net investment income                    (0.62)          (1.24)      (1.24)      (0.79)            (0.42)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                      --           (1.66)      (0.50)         --                --
--------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                          --              --          --       (0.43)            (0.08)
================================================================================================================================
    Total distributions to common shareholders            (0.62)          (2.90)      (1.74)      (1.22)            (0.50)
================================================================================================================================
Increase from common shares repurchased                    0.05              --          --          --                --
================================================================================================================================
Net asset value per common share, end of period        $  18.28        $  17.49    $  20.02    $  17.83          $  12.83
================================================================================================================================
Market value per common share, end of period           $  15.55        $  14.98    $  17.50    $  16.59          $  12.30
================================================================================================================================
Net asset value total return(c)(d)                         8.69%           4.44%      24.43%      51.41%            (6.90)%
================================================================================================================================
Market value return(c)(d)                                  7.95%           2.33%      16.89%      46.95%           (14.73)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets attributable to common shares, end of
  period (000s omitted)                                $714,945        $698,380    $799,358    $712,069          $511,940
================================================================================================================================
Ratio of expenses to average net assets attributable
  to common shares:
  With fee waivers and/or expense reimbursements(e)        0.95%(f)        0.95%       0.93%       1.00%(a)           1.02%(a)(g)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements(e)                                      1.33%(f)        1.33%       1.32%       1.41%(a)           1.43%(a)(g)
================================================================================================================================
Ratio of net investment income to average net assets
  attributable to common shares(e)                         4.81%(f)        4.70%       4.64%       6.46%(a)           6.28%(a)(g)
================================================================================================================================
Ratio of distributions to auction rate preferred
  shareholders to average net assets attributable to
  common shares                                            1.27%(f)        0.86%       0.42%       0.43%             0.50%(g)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(h)                                   18%             17%         19%         37%               35%
________________________________________________________________________________________________________________________________
================================================================================================================================
Auction rate preferred shares:
  Liquidation value, end of period (000s omitted)      $205,000        $205,000    $205,000    $205,000          $205,000
================================================================================================================================
  Total shares outstanding                                8,200           8,200       8,200       8,200             8,200
================================================================================================================================
  Asset coverage per share                             $112,188        $110,168    $122,483    $111,838          $ 87,432
================================================================================================================================
  Liquidation and market value per share               $ 25,000        $ 25,000    $ 25,000    $ 25,000          $ 25,000
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) As a result of changes in accounting principles generally accepted in the United States of America, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest expense as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio by 0.67%, decrease the expense ratio by 0.67% and increase net investment income per share by $0.10 for the year ended December 31, 2003. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.38%, a decrease to the expense ratio of 0.38% and an increase to net investment income per share of $0.03 for the period May 31, 2002 (date investment operations commenced) through December 31, 2002.
(b)  Based on average number of common shares outstanding.
(c)  Not annualized for periods less than one year.
(d) Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares' value over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Fund's common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(e) Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders; income ratios reflect income earned on investments made with assets attributable to auction rate preferred shares.
(f) Ratios are annualized and based on average daily net assets of $725,977,641.
(g)  Annualized.
(h) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM SELECT REAL ESTATE INCOME FUND


NOTE 14--SUBSEQUENT EVENT

On August 1, 2006, the Fund's Board of Trustees determined that it was in the best interest of holders of the Fund's Common Shares to reorganize the Fund as an open-end fund. Among other benefits, such reorganization will eliminate the Common Shares' trading discount to net asset value. Formal Board approval of all actions necessary to accomplish the reorganization is anticipated to occur in the coming months, at which time the Fund will announce the terms of the reorganization. Before the Fund can reorganize as an open-end fund, it will be required to redeem its outstanding Preferred Shares and to obtain the approval of the holders of its Common Shares. The reorganization also will be subject to making the necessary regulatory filings with the SEC and receiving subsequent SEC approval.

  The Fund has, from time to time, purchased its Common Shares in open-market purchases. The Fund has ceased purchasing its Common Shares as a result of the Board's determination to reorganize the Fund as an open-end fund.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

A I M Advisors, Inc. ("AIM"), the investment advisor to AIM Select Real Estate Income Fund (the "Fund"), also serves as investment advisor to a number of open-end mutual funds (the AIM Funds").

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Although the methodology is unknown at the present time, because the Fund is not an open-end fund it is not expected that the Fund will participate in the distribution of the two fair funds and such distribution therefore is not expected to have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

    On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM

AIM SELECT REAL ESTATE INCOME FUND

Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the Fund might react by selling their shares which could have an adverse effect on market value of the Fund's shares.

AIM SELECT REAL ESTATE INCOME FUND

PROXY RESULTS

An Annual Meeting of Shareholders of AIM Select Real Estate Income Fund, a Delaware business trust, was held on May 9, 2006. The meeting was held for the following purpose:

COMMON SHARES AND PREFERRED SHARES

(1) Election of Trustees. Nominees: Bob R. Baker, Frank S. Bayley, Prema Mathai-Davis, Ph.D., Lewis F. Pennock and Larry Soll, Ph.D.

(2) *Ratification of the Audit Committee's appointment of PricewaterhouseCoopers LLP as independent registered public accountants.

The results of voting on the above matters were as follows:

                                                                                                       WITHHELD/
     TRUSTEES/MATTER (COMMON SHARES AND PREFERRED SHARES)          VOTES FOR       VOTES AGAINST      ABSTENTIONS
-----------------------------------------------------------------------------------------------------------------
(1)  Bob R. Baker................................................  37,425,614             N/A           533,897
     Frank S. Bayley.............................................  37,404,798             N/A           554,713
     Prema Mathai-Davis, Ph.D. ..................................  37,436,654             N/A           522,857
     Lewis F. Pennock............................................  37,449,671             N/A           509,840
     Larry Soll, Ph.D. ..........................................  37,444,163             N/A           515,348
(2)  *Ratification of the Audit Committee's selection of
     PricewaterhouseCoopers LLP as independent registered public
     accountants.................................................  37,654,239         120,109           185,163

* Proposal required approval by a combined vote of Common and Preferred Shares

AIM SELECT REAL ESTATE INCOME FUND

TRUSTEES AND OFFICERS

BOARD OF TRUSTEES                 OFFICERS                                      OFFICE OF THE FUND
Bob R. Baker                      Philip A. Taylor                              11 Greenway Plaza
Frank S. Bayley                   President and Principal                       Suite 100
James T. Bunch                    Executive Officer                             Houston, TX 77046-1173
Bruce L. Crockett
Chair                             Mark H. Williamson                            INVESTMENT ADVISOR
Albert R. Dowden                  Executive Vice President                      A I M Advisors, Inc.
Jack M. Fields                                                                  11 Greenway Plaza
Carl Frischling                   Todd L. Spillane                              Suite 100
Robert H. Graham                  Chief Compliance Officer                      Houston, TX 77046-1173
Vice Chair
Prema Mathai-Davis                Russell C. Burk                               SUB-ADVISOR
Lewis F. Pennock                  Senior Vice President and Senior Officer      INVESCO Institutional (N.A.), Inc.
Ruth H. Quigley                                                                 INVESCO Realty Advisors Division
Larry Soll                        John M. Zerr                                  Three Galleria Tower
Raymond Stickel, Jr.              Senior Vice President, Secretary              Suite 500
Mark H. Williamson                 and Chief Legal Officer                      13155 Noel Road
                                                                                Dallas, TX 75240-5042
                                  Sidney M. Dilgren
                                  Vice President, Treasurer                     TRANSFER AGENT (PREFERRED SHARES)
                                   and Principal Financial Officer              Deutsche Bank Trust
                                                                                Company Americas
                                  Lisa O. Brinkley                              100 Plaza One
                                  Vice President                                Jersey City, NJ 07311-3901
                                  Kevin M. Carome                               TRANSFER AGENT (COMMON SHARES)
                                  Vice President                                Computershare Trust Company, N.A.
                                                                                P.O. Box 43010
                                  J. Philip Ferguson                            Providence, RI 02940-0310
                                  Vice President
                                                                                CUSTODIAN
                                  Karen Dunn Kelley                             State Street Bank and Trust Company
                                  Vice President                                225 Franklin Street
                                                                                Boston, MA 02110-2801
                                                                                COUNSEL TO THE FUND
                                                                                Ballard Spahr
                                                                                Andrews & Ingersoll, LLP
                                                                                1735 Market Street, 51st Floor
                                                                                Philadelphia, PA 19103-7599
                                                                                COUNSEL TO THE INDEPENDENT TRUSTEES
                                                                                Kramer, Levin, Naftalis & Frankel LLP
                                                                                1177 Avenue of the Americas
                                                                                New York, NY 10036-2714
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                               AIMinvestments.com                      SREI-AR-1


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